As Filed with the Securities and Exchange Commission on December 15, 2000
                                  Registration Nos. 33-59261, 811-5626
----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   Pre-Effective Amendment No. ___                                     [ ]
   Post-Effective Amendment No. 19                                     [X]
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
   Amendment No. 112                                                   [X]
                        (Check appropriate box or boxes)

                               SEPARATE ACCOUNT B
                           (Exact Name of Registrant)

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               1475 Dunwoody Drive
                                West Chester, PA             19380-1478
      (Address of Depositor's Principal Executive Offices)   (Zip Code)
      Depositor's Telephone Number, including Area Code (610) 425-3400

Linda E. Senker, Esq.                       COPY TO:
Golden American Life Insurance Company      Stephen E. Roth, Esq.
1475 Dunwoody Drive                         Sutherland Asbill & Brennan LLP
West Chester, PA  19380-1478                1275 Pennsylvania Avenue, N.W.
(610) 425-4139                              Washington, D.C. 20004-2404
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
As soon as practical after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate box):
          [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
          [X]  on December 31, 2000 pursuant to paragraph (b) of Rule 485
          [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
          [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
     Deferred Combination Variable and Fixed Annuity Contracts
----------------------------------------------------------------------------

                           PART A

                      EXPLANATORY NOTE

This Registration Statement contains four separate Profiles and Prospectuses for the GoldenSelect DVA PLUS Contract. This Amendmentto the Registration Statement contains one form of the Profile, Prospectus and Statement of Additional Information which relate to Form Four of the Prospectus only and does not supercede or replace the other forms of Prospectuses and Statements of Additional Information described below.

|--------------------------------------------------------------------------------------|
|            |     FORM 1     |     FORM 2       |     FORM 3       |     FORM 4       |
|------------|----------------|------------------|------------------|------------------|
|PROFILE,    | ORIG. DB DESC. |   2 DB DESC.     | NEW DB DESC.     | NEW SPECIAL FUNDS|
|PROSPECTUS  |  3 Optional    |                  |  3 Optional      |     DESC.        |
|AND SAI     |    Riders      |                  |    Riders        |                  |
|            | 32 PORTFOLIOS  |  8 PORTFOLIOS    | 32 PORTFOLIOS    | 32 PORTFOLIOS    |
|------------|----------------|------------------|------------------|------------------|

The Form One prospectus describes the GoldenSelect DVA PLUS Contract in its original form and three death benefit options. The Form One Profiles and Prospectuses contain disclosure regarding death benefit options available under the original contract. Form One is no longer offered because Form Three has now been approved in all states. It was last filed with the Securities and Exchange commission as part of Registrant's Post-Effective Amendment No. 16 on September 13, 2000.

The Form Two Profile, Prospectus and Statement of Additional Information describes the GoldenSelect DVA PLUS Contract (named Granite PrimElite) which is offered in a distinct distribution channel and provides a more limited number of portfolios. It was last filed with the Securities Exchange Commission as part of Registrant's Post-Effective Amendment No. 15 on April 26, 2000.

The Form Three Profile and Prospectus contains updated disclosure regarding death benefit options, including an additional fourth death benefit option. Other than this difference, Form One and Form Three are substantially similar. This Form will be used until all states have approved Form Four. It was last filed with the Securities and Exchange commission as part of Registrant's Post-Effective Amendment No. 16 on September 13, 2000.

The Form Four Profile and Prospectus expands the category of "Special Funds" to include certain investment portfolios that, due to their volatility, are excluded from the death benefit and living benefit guarantees that might otherwise be provided, and creates a new category of investment portfolios called,"Restricted Funds", to which allocations may be limited. Other than these differences, Form Three and Form Four are substantially similar. Both Form Three and Form Four will be used until all state approvals are received for Form Four.

         SUPPLEMENT LINKING FID BROCHURE TO
         PROSPECTUS OF GOLDENSELECT DVA PLUS/R/

ING  VARIABLE  ANNUITIES
GOLDEN AMERICAN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

                        PROFILE AND PROSPECTUS SUPPLEMENT

                             DATED DECEMBER 29, 2000


                    SUPPLEMENT TO THE PROFILE AND PROSPECTUS
                           DATED DECEMBER 29, 2000 FOR
            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACT

                ISSUED BY GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   (THE "GOLDENSELECT VALUE(R) PROSPECTUSES")

                            -------------------------

You should keep this supplement with your Profile and Prospectus.



     A Fixed Interest Division option is available through the group and individual deferred variable annuity contracts offered by Golden American Life Insurance Company. The Fixed Interest Division is part of the Golden American General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940. Interests in the Fixed Interest Division are offered through an Offering Brochure, dated May 1, 1999. The Fixed Interest Division is different from the Fixed Account which is described in the prospectus but which is not available in your state. When reading through the GoldenSelect VALUE Prospectus, the Fixed Interest Division should be counted among the various subaccounts available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply. You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.







ING  VARIABLE  ANNUITIES
GOLDEN AMERICAN LIFE INSURANCE COMPANY
Golden American Life Insurance Company is a stock company domiciled in Delaware.

108907                                                                 12/29/00

         PROFILE AND PROSPECTUS SUPPLEMENT FOR
         DVA PLUS PROSPECTUS 5.5% WA SUPPLEMENT
        FOR USE ONLY IN THE STATE OF WASHINGTON

ING  VARIABLE  ANNUITIES
GOLDEN AMERICAN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

                        PROFILE AND PROSPECTUS SUPPLEMENT

                                DECEMBER 29, 2000

              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 29, 2000
                                       FOR
            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                   (THE "GOLDENSELECT DVA PLUS(R) PROSPECTUS")
                ISSUED BY GOLDEN AMERICAN LIFE INSURANCE COMPANY
                     FOR USE ONLY IN THE STATE OF WASHINGTON
                                   ----------

               The following information supplements and replaces
                certain information contained in the Profile and
                     Prospectus dated December 29, 2000 for
  Deferred Combination Variable and Fixed Annuity Contracts (the "Prospectus").
     The capitalized terms used in this supplement have the same meaning as those in the Prospectus. You should keep this supplement with your
                             Profile and Prospectus.


GoldenSelect DVA Plus contracts issued for delivery in the State of Washington will have a "5.5% Enhanced Death Benefit" and a "Max 5.5 Enhanced Death Benefit." The "7% Solution Enhanced Death Benefit" and the "Max 7 Enhanced Death Benefit" referred to in the Profile and Prospectus are not available and not offered in the State of Washington. The "5.5% Enhanced Death Benefit" and a "Max
5.5 Enhanced Death Benefit" described as follows supplements the information in the Profile and Prospectus and is made part of those documents.

PROFILE

5.       EXPENSES
The Contract has insurance features and investment features, and there are charges related to each. For the insurance features, the Company deducts a mortality and expense risk charge, an asset-based administrative charge and an annual contract administrative charge of $30. We deduct the mortality and expense risk charge and the asset-based administrative charges daily directly from your contract value in the investment portfolios. The mortality and expense risk charge (depending on the death benefit you choose) and the asset-based administrative charge, on an annual basis, are as follows:

                                                5.5% Solution        Max 5.5
         Mortality & Expense Risk Charge            1.30%             1.40%
         Asset-Based Administrative Charge          0.15%             0.15%
                                                    -----             -----
         Total                                      1.45%             1.55%

The example table is designed to help you understand contract charges. The examples of expenses illustrated in the Profile are the maximum expected expenses associated with a contract which would occur with the assumptions listed. Using the $30 administration charge and the expenses listed above, and if all other assumptions are the same, the fees associated with the Max 5.5 Enhanced Death Benefit Option would not exceed those shown in the tables.

9.   DEATH BENEFIT
You may choose (i) the Standard Death Benefit, (ii) the 5.5% Solution Enhanced Death Benefit, (iii) the Annual Ratchet Enhanced Death Benefit or (iv) the Max
5.5 Enhanced Death Benefit. The 7% Solution Enhanced Death Benefit and the Max 7 Enhanced Death Benefit are not available in your state. The 5.5% Solution
Enhanced  Death Benefit,  the Annual Ratchet  Enhanced Death Benefit and the Max
5.5 Enhanced Death Benefit are available only if the contract owner or the annuitant (if the contract owner is not an individual) is not more than

79 years old at the time of  purchase. The 5.5% Solution, Annual Ratchet and Max
5.5 Enhanced Death Benefits may not be available where a Contract is held by joint owners.

Under the 5.5% SOLUTION ENHANCED DEATH BENEFIT, if you die before the annuity start date, your beneficiary is eligible to receive the greatest of:

1)   the contract value;
2) the total premium payments made under the Contract after pro rata adjustments for any withdrawals;
3)   the cash surrender value; or
4) the enhanced death benefit, which we determine as follows: we credit interest each business day at the 5.5% annual effective rate to the enhanced death benefit from the preceding day (which would be the initial premium if the preceding day is the contract date), then we add additional premiums since the preceding day, then we adjust for any withdrawals (including any market value adjustment applied to such withdrawal and any associated surrender charges) since the preceding day. Special withdrawals are withdrawals of up to 5.5% per year of cumulative premiums. Special withdrawals shall reduce the 5.5% Solution Death Benefit by the amount of contract value withdrawn. For any withdrawals in excess of the amount available as a special withdrawal, a prorata adjustment to the death benefit is made.

     Note for current Special Funds: The actual interest rate used for calculating the 5.5% Solution Enhanced Death Benefit for the Liquid Asset and Limited Maturity Bond investment portfolios and the Fixed Account, will be the lesser of (1) 5.5% and (2) the interest rate, positive or negative, providing a yield on the Guaranteed Death Benefit equal to the net return for the current valuation period on the contract value allocated to Special Funds. We may, with 30 days notice to you, designate any fund as a Special Fund on existing contracts with respect to new premiums added to such fund and also with respect to new transfers to such funds.

Under the MAX 5.5 ENHANCED DEATH BENEFIT, if you die before the annuity start date, your beneficiary will receive the greater of the 5.5% Solution and the Annual Ratchet Enhanced Death Benefit. Under this benefit option, the 5.5% Solution Enhanced Death Benefit and the Annual Ratchet Death Benefit are calculated in the same manner as if each were elected the benefit.

Note: In the cases described above and in the prospectus, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted.

PROSPECTUS

--------------------------------------------------------------------------------
                                FEES AND EXPENSES
--------------------------------------------------------------------------------

ANNUAL CONTRACT ADMINISTRATIVE CHARGE

         Administrative Charge                                $30

SEPARATE ACCOUNT ANNUAL CHARGES****
                                                5.5% Solution        Max 5.5
         Mortality & Expense Risk Charge            1.30%             1.40%
         Asset-Based Administrative Charge          0.15%             0.15%
                                                    -----             -----
         Total                                      1.45%             1.55%


**** As a percentage of average daily assets in each subaccount. The Separate Account Annual Charges are deducted daily.

EXAMPLES
The examples of expenses shown in the Prospectus are the maximum expected expenses associated with a contract which would occur based on the election of the Max 7 Enhanced Death Benefit Option using the assumptions listed in the prospectus. Using the $30 administration charge and the lower separate account annual charge, and if all other assumptions are the same the expenses associated with an election of the 5.5% Solution Enhanced Death Benefit Option or the Max
5.5 Enhanced Death Benefit Option would not exceed those shown in the example tables in the prospectus.


--------------------------------------------------------------------------------
                              DEATH BENEFIT CHOICES
--------------------------------------------------------------------------------

You may choose from the following 4 death benefit choices: (1) the Standard Death Benefit Option; (2) the 5.5% Solution Enhanced Death Benefit Option; (3) the Annual Ratchet Enhanced Death Benefit Option; and (4) the Max 5.5 Enhanced Death Benefit Option. The 7% Solution Enhanced Death Benefit and the Max 7 Enhanced Death Benefit are not available in your state.

     ENHANCED DEATH BENEFITS. If the 5.5% Solution Enhanced Death Benefit, the Annual Ratchet Enhanced Death Benefit or the Max 5.5 Enhanced Death Benefit is elected, the death benefit under the Contract is the greatest of (i) the contract value; (ii) total premium payments reduced by a pro rata adjustment for any withdrawal; (iii) the cash surrender value; and (iv) the enhanced death benefit as calculated below.

The Max 5.5 Enhanced Death Benefit is the greater of (1) the 5.5% Solution Enhanced Death Benefit or (2) the Annual Ratchet Enhanced Death Benefit. Under this benefit option, the 5.5% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit.

-----------------------------------------------------------------------------------------------------------------
                                  How the Enhanced Death Benefit is Calculated
                      5.5% Solution                                            Annual Ratchet
On  each  business  day  that  occurs  on  or  before  the  Between contract  anniversaries,  the enhanced death contract  owner  turns 80, we credit  interest at the 5.5%  benefit is the  amount  determined  below.  We first annual  effective rate* to the enhanced death benefit from  take the enhanced  death  benefit from the preceding the preceding day (which would be the initial  premium and  day  (which  would  be the  initial  premium  if the credit if the  preceding day is the contract  date),  then  valuation  date is the  contract  date)  and then we we add  additional  premiums paid since the preceding day,  add  additional  premiums  paid since the  preceding then we adjust for any  withdrawals  made  (including  any  day,  then  reduce the  enhanced  death  benefit pro
Market Value  Adjustment  applied to such  withdrawals and  rata for any contract value  withdrawn.  That amount any associated  surrender  charges**)  since the preceding  becomes the new enhanced death benefit.
day.  At age 80 the accumulation rate used will change.     On  each  contract  anniversary  that  occurs  on or
----------------------------------------------------------  before the  contract  owner turns age 80, we compare
There is no maximum,  however,  the death  benefit will be  the prior  enhanced  death  benefit to the  contract
reduced by adjustments for withdrawals.***                  value  and  select  the  larger  amount  as the  new
                                                            enhanced death benefit.

----------------------------------------------------------- -----------------------------------------------------


* The actual interest rate used for calculating the 5.5% Solution enhanced death benefit for the Liquid Asset and Limited Maturity Bond investment portfolios and the Fixed Account, will be the lesser of (1) 5.5% and (2) the interest rate, positive or negative, providing a yield on the Enhanced Death Benefit equal to the net return for the current valuation period on the contract value allocated to Special Funds. We may, with 30 days notice to you, designate any fund as a Special Fund on existing contracts with respect to new premiums added to such fund and also with respect to new transfers to such funds. Thus, selecting these investments may limit the enhanced death benefit.

** Each premium payment reduced by adjustments for any withdrawals and any associated surrender charges incurred will continue to grow at the 5.5% annual effective rate.

*** Each withdrawal reduces the enhanced death benefit as follows: If total withdrawals in a contract year do not exceed 5.5% of cumulative premiums and did not exceed 5.5% of cumulative premiums in any prior contract year, such withdrawals will reduce the enhanced death benefit by the amount of the withdrawal (and any associated surrender charge) including any Market Value Adjustment. Once withdrawals in any contract year exceed 5.5% of cumulative premiums, withdrawals will reduce the enhanced death benefit in proportion to the reduction in contract value pro rata.

--------------------------------------------------------------------------------
                                CHARGES AND FEES
--------------------------------------------------------------------------------

ADMINISTRATIVE CHARGE

The administrative charge, if applicable, is $30 per contract year.

CHARGES DEDUCTED FROM THE SUBACCOUNTS
     MORTALITY AND EXPENSE RISK CHARGE. The mortality and expense risk charge is deducted each business day. The amount of the mortality and expense risk charge depends on the death benefit you have elected. If you have elected the Standard Death Benefit, the charge, on an annual basis, is equal to 1.15% of the assets you have in each subaccount. The charge is deducted on each business day at the rate of .003169% for each day since the previous business day. If you have elected an enhanced death benefit, the charge, on an annual basis, is equal to 1.30% for the Annual Ratchet Enhanced Death Benefit, 1.30% for the 5.5% Solution Enhanced Death Benefit or 1.40% for the Max 5.5 Enhanced Death Benefit, of the assets you have in each subaccount. The charge is deducted each business day at the rate of .003585%, .003585%, or .003863%, respectively, for each day since the previous business day.


This  supplement   should  be  retained  with  your   GoldenSelect  DVA  Plus(R)
Prospectus.

































ING  VARIABLE  ANNUITIES
GOLDEN AMERICAN LIFE INSURANCE COMPANY
Golden American Life Insurance Company is a stock company domiciled in Delaware.

108899                                                                 12/29/00

              DVA PLUS PROFILE AND PROSPECTUS
                       (FORM FOUR)


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  |   PROFILE AND PROSPECTUS FOR GOLDENSELECT DVA PLUS/R/
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  | Deferred Combination Variable and Fixed Annuity Contract, DECEMBER 29, 2000
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  | [ING VARIABLE ANNUITIES appears down left margin]
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  |  Golden American Life Insurance Company
  |  Separate Account B of Golden American Life Insurance Company
  |                                                     ING VARIABLE ANNUITIES
  |
  |

ING  VARIABLE  ANNUITIES



GOLDEN AMERICAN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

                               PROFILE OF

                       GOLDENSELECT  DVA  PLUS/R/

        DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACT

                           DECEMBER 29, 2000

     -------------------------------------------------------------------
     This Profile is a summary of some of the more important points that you should know and consider before purchasing the Contract. The
     Contract is more fully described in the full prospectus which accompanies this Profile. Please read the prospectus carefully.
     -------------------------------------------------------------------
--------------------------------------------------------------------------------



1.THE ANNUITY CONTRACT
The Contract offered in this prospectus is a deferred combination variable and fixed annuity contract between you and Golden American Life Insurance Company. The Contract provides a means for you to invest on a tax-deferred basis in (i) one or more of 32 mutual fund investment portfolios through our Separate Account B and/or (ii) in a fixed account of Golden American with guaranteed interest periods. The 32 mutual fund portfolios are listed on page 3 below. We currently offer guaranteed interest periods of 6 months, 1, 3, 5, 7 and 10 years in the fixed account. We set the interest rates in the fixed account (which will never be less than 3%) periodically. We may credit a different interest rate for each interest period. The interest you earn in the fixed account as well as your principal is guaranteed by Golden American as long as you do not take your money out before the maturity date for the applicable interest period. If you withdraw your money from the fixed account more than 30 days before the applicable maturity date, we will apply a market value adjustment. A market value adjustment could increase or decrease your contract value and/or the amount you take out. Generally, the investment portfolios are designed to offer a better return than the fixed account. However, this is NOT guaranteed. You may not make any money, and you can even lose the money you invest.

Subject to state availability, you may elect one of three optional riders offering specified benefits featured in the prospectus for the Contract. The three optional benefit riders are listed on page 9 below. The optional benefit riders can provide protection under certain circumstances, in the event that unfavorable investment performance has lowered your contract value below certain targeted growth. These riders do not guarantee the performance of your investment portfolios. Separate charges are assessed for the optional riders. You should carefully analyze and completely evaluate each rider before you purchase any. Be aware that the benefit provided by any of the riders will be affected by certain later actions you may take - such as

DVA PLUS PROFILE                                       PROSPECTUS BEGINS AFTER
108897SF                                                 PAGE 12 OF THIS PROFILE
withdrawals and transfers.
The riders are not available to Contracts issued before January 1, 2000.
To find out about availability, check with our Customer Service Center.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the date on which you start receiving the annuity payments under your Contract. The amounts you accumulate during the accumulation phase will determine the amount of annuity payments you will receive. The income phase begins on the annuity start date, which is the date you start receiving regular annuity payments from your Contract.

You determine (1) the amount and frequency of premium payments, (2) the investments, (3) transfers between investments, (4) the type of annuity to be paid after the accumulation phase, (5) the beneficiary who will receive the death benefits, (6) the type of death benefit, and (7) the amount and frequency of withdrawals.

2.YOUR ANNUITY PAYMENTS (THE INCOME PHASE)
Annuity payments are the periodic payments you will begin receiving on the annuity start date. You may choose one of the following annuity payment options:

    --------------------------------------------------------------
                                 ANNUITY OPTIONS
    --------------------------------------------------------------
    Option 1  Income for a  Payments  are  made  for  a  specified
              fixed period  number   of  years  to  you  or   your
                            beneficiary.
    --------------------------------------------------------------
    Option 2  Income for    Payments are made for the rest of your
              life with a   life  or longer for a specified period
              period        such  as  10 or 20 years or until  the
              certain       total  amount used to buy this  option
                            has  been  repaid.  This option  comes
                            with  an added guarantee that payments
                            will continue to your beneficiary  for
                            the  remainder of such period  if  you
                            should die during the period.
    --------------------------------------------------------------
    Option 3  Joint life    Payments  are made for your  life  and
              income        the  life  of another person  (usually
                            your spouse).
    --------------------------------------------------------------
    Option 4  Annuity plan  Any  other annuitization plan that  we choose  to offer on the annuity  start
                            date.
    --------------------------------------------------------------

Annuity payments under Options 1, 2 and 3 are fixed. Annuity payments under Option 4 may be fixed or variable. If variable and subject to the Investment Company Act of 1940, it will comply with the requirements of such Act. Once you elect an annuity option and begin to receive payments, it cannot be changed.

3.PURCHASE (BEGINNING OF THE ACCUMULATION PHASE)
You may purchase the Contract with an initial payment of $10,000 or more ($1,500 for a qualified Contract) up to and including age 85. You may make additional payments of $500 or more ($250 for a qualified Contract) at any time before you turn age 85 during the accumulation phase. Under certain circumstances, we may waive the minimum initial and additional premium payment requirement. Any initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval.

108897SF                            2                     DVA PLUS PROFILE

Who may purchase this Contract? The Contract may be purchased by individuals as part of a personal retirement plan (a "non-qualified Contract"), or as a Contract that qualifies for special tax treatment when purchased as either an Individual Retirement Annuity (IRA) or in connection with a qualified retirement plan (each a "qualified Contract").

IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other benefits including death benefits and the ability to receive a lifetime income. See "Expenses" in this profile.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot risk getting back less money than you put in.

4.THE INVESTMENT PORTFOLIOS
You can direct your money into (1) the fixed account with guaranteed interest periods of 6 months, 1, 3, 5, 7 and 10 years, and/or (2) into any one or more of the following 32 mutual fund investment portfolios through our Separate Account B. The investment portfolios are described in the prospectuses for the GCG Trust, the PIMCO Variable Insurance Trust, ING Variable Insurance Trust and the Prudential Series Fund. Keep in mind that while an investment in the fixed account earns a fixed interest rate, an investment in any investment portfolio, depending on market conditions, may cause you to make or lose money. The investment portfolios available under your Contract are:

     THE GCG TRUST
          Liquid Asset Series               Rising Dividends Series         Strategic Equity Series
          Limited Maturity Bond Series      Diversified Mid-Cap Series      Special Situations Series
          Global Fixed Income Series        Managed Global Series           Mid-Cap Growth Series
          Fully Managed Series              Large Cap Value Series          Small Cap Series
          Total Return Series               All Cap Series                  Growth Series
          Asset Allocation Growth Series    Research Series                 Real Estate Series
          Equity Income Series              Capital Appreciation Series     Hard Assets Series
          Investors Series                  Growth and Income Series        Developing World Series
          Value Equity Series               Capital Growth Series           Emerging Markets Series

     THE PIMCO VARIABLE INSURANCE TRUST
          PIMCO High Yield Bond Portfolio
          PIMCO StocksPLUS Growth and Income Portfolio

     ING VARIABLE INSURANCE TRUST
          ING Global Brand Names Fund

     PRUDENTIAL SERIES FUND
         Prudential Jennison Portfolio
         SP Jennison International Growth Portfolio

Restricted Funds. We may designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may establish any such limitation, at our discretion, as a percentage of premium or contract value or as a specified dollar amount and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. We may, with 30 days notice to you, designate any investment portfolio as a Restricted Fund or change the limitations on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. For more detailed information, see "Restricted Funds" in the prospectus for the Contract.

108897SF                            3                        DVA PLUS PROFILE

5.EXPENSES
The Contract has insurance features and investment features, and there are charges related to each. For the insurance features, the Company deducts a mortality and expense risk charge, an asset-based administrative charge and an annual contract administrative charge of $40. We deduct the mortality and expense risk charge and the asset-based administrative charges daily directly from your contract value in the investment portfolios. The mortality and expense risk charge (depending on the death benefit you choose) and the asset-based administrative charge, on an annual basis, are as follows:


--------------------------------------------------------------------------------------------------
                                          STANDARD                 ENHANCED DEATH BENEFITS
                                        DEATH BENEFIT   ANNUAL RATCHET    7% SOLUTION       MAX 7
--------------------------------------------------------------------------------------------------
     Mortality & Expense Risk Charge        1.15%           1.40%             1.50%         1.60%
     Asset-Based Administrative Charge      0.15%           0.15%             0.15%         0.15%
                                            -----           -----             -----         -----
          Total                             1.30%           1.55%             1.65%         1.75%
--------------------------------------------------------------------------------------------------



If you choose to purchase one of the optional benefit riders we offer, we will deduct a separate quarterly charge for the rider on each quarterly contract anniversary and pro rata when the rider terminates. We deduct the rider charges directly from your contract value in the investment portfolios; if the value in the investment portfolios is insufficient, rider charges will be deducted from the fixed account. The rider charges are as follows:


OPTIONAL BENEFIT RIDER CHARGES

     Minimum Guaranteed Accumulation Benefit (MGAB) rider
          Waiting Period         Quarterly Charge
          --------------         ----------------
          10 Year.............   0.125% of the MGAB Charge Base*(0.50% annually)
          20 Year.............   0.125% of the MGAB Charge Base (0.50% annually)

     Minimum Guaranteed Income Benefit (MGIB) rider
          MGIB Base Rate                                 Quarterly Charge
          --------------                                 ----------------
          7%..................   0.125% of the MGIB Base*  (0.50% annually)

     Minimum Guaranteed Withdrawal Benefit (MGWB) rider
          Quarterly Charge
          ----------------
          0.125% of the MGWB Eligible Payment Amount* (0.50% annually)

     *    See prospectus for a description.


Each investment portfolio has charges for investment management fees and other expenses. These charges, which vary by investment portfolio, currently range from 0.56% to 1.75% annually (see following table) of the portfolio's average daily net asset balance.

If you withdraw money from your Contract, or if you begin receiving annuity payments, we may deduct a premium tax of 0%-3.5% to pay to your state.

We deduct a surrender charge if you surrender your Contract or withdraw an amount exceeding the free withdrawal amount. The free withdrawal amount in any year is 15% of your contract value on the date of the withdrawal less any prior withdrawals during that contract year. The following table shows the schedule of the surrender charge that will apply. The surrender charge is a percent of each premium payment withdrawn.

108897SF                                4                       DVA PLUS PROFILE

     COMPLETE YEARS ELAPSED        0  | 1  | 2  | 3  | 4  | 5  | 6  | 7+
          SINCE PREMIUM PAYMENT       |    |    |    |    |    |    |
     SURRENDER CHARGE              7% | 7% | 6% | 5% | 4% | 3% | 1% | 0%


The following table is designed to help you understand the Contract charges. The "Total Annual Insurance Charges" column is divided into two: one part reflects the maximum mortality and expense risk charge (based on the Max 7 Enhanced Death Benefit), the asset-based administrative charge, the annual contract administrative charge as 0.06% (based on an average contract value of $69,000), and the highest optional rider charge as 0.75% in most cases, assuming the rider base is equal to the initial premium and the rider base increases by 7% each year The second part reflects the same insurance charge, but without any rider charges. The "Total Annual Investment Portfolio Charges" column reflects the portfolio charges for each portfolio and are based on actual expenses as of December 31, 1999, except for (i) portfolios that commenced operations during 2000 where the charges have been estimated, and (ii) newly formed portfolios where the charges have been estimated. The column "Total Annual Charges" reflects the sum of the previous two columns. The columns under the heading "Examples" show you how much you would pay under the Contract for a 1-year period and for a 10-year period.


As required by the Securities and Exchange Commission, the examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money at the end of Year 1 or at the end of Year 10 (based on the Max 7 Enhanced Death Benefit). The 1 Year examples above include a 7% surrender charge. For Years 1 and 10, the examples show the total annual charges assessed during that time and assume that you have elected the Max 7 Enhanced Death Benefit. For these examples, the premium tax is assumed to be 0%.

108897SF                            5                        DVA PLUS PROFILE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           EXAMPLES:
                                                                                                           ---------
                               TOTAL ANNUAL                          TOTAL ANNUAL               TOTAL CHARGES AT THE END OF:
                            INSURANCE CHARGES                          CHARGES                 1 YEAR                  10 YEARS
                           ------------------                     ------------------     ------------------       ------------------
                           W/ THE        W/O      TOTAL ANNUAL    W/ THE       W/O       W/ THE       W/O         W/ THE       W/O
                           HIGHEST       ANY       INVESTMENT     HIGHEST      ANY       HIGHEST      ANY         HIGHEST      ANY
                            RIDER       RIDER      PORTFOLIO      RIDER       RIDER       RIDER      RIDER         RIDER      RIDER
INVESTMENT PORTFOLIO       CHARGE      CHARGE       CHARGES       CHARGE      CHARGE      CHARGE     CHARGE        CHARGE     CHARGE
------------------------------------------------------------------------------------------------------------------------------------
THE GCG TRUST

Liquid Asset                2.56%      1.81%         0.56%         3.12%       2.37%        $101        $94          $343       $271
------------------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond       2.56%      1.81%         0.57%         3.13%       2.38%        $102        $94          $344       $272

------------------------------------------------------------------------------------------------------------------------------------
Global Fixed Income         2.56%      1.81%         1.60%         4.16%       3.41%        $112       $104          $434       $369
------------------------------------------------------------------------------------------------------------------------------------
Fully Managed               2.56%      1.81%         0.97%         3.53%       2.78%        $106        $98          $380       $311
------------------------------------------------------------------------------------------------------------------------------------
Total Return                2.56%      1.81%         0.91%         3.47%       2.72%        $105        $98          $375       $305
------------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Growth     2.56%      1.81%         1.01%         3.57%       2.82%        $106        $99          $384       $315
------------------------------------------------------------------------------------------------------------------------------------
Equity Income               2.56%      1.81%         0.96%         3.52%       2.77%        $105        $98          $379       $310
------------------------------------------------------------------------------------------------------------------------------------
Investors                   2.56%      1.81%         1.01%         3.57%       2.82%        $106        $99          $384       $315
------------------------------------------------------------------------------------------------------------------------------------
Value Equity                2.56%      1.81%         0.96%         3.52%       2.77%        $105        $98          $379       $310
------------------------------------------------------------------------------------------------------------------------------------
Rising Dividends            2.56%      1.81%         0.96%         3.52%       2.77%        $105        $98          $379       $310
------------------------------------------------------------------------------------------------------------------------------------
Diversified Mid-Cap         2.56%      1.81%         1.01%         3.57%       2.82%        $106        $99          $384       $315
------------------------------------------------------------------------------------------------------------------------------------
Managed Global              2.56%      1.81%         1.25%         3.81%       3.06%        $108       $101          $404       $337
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value             2.56%      1.81%         1.01%         3.57%       2.82%        $106        $99          $384       $315
------------------------------------------------------------------------------------------------------------------------------------
All Cap                     2.56%      1.81%         1.01%         3.57%       2.82%        $106        $99          $384       $315
------------------------------------------------------------------------------------------------------------------------------------
Research                    2.56%      1.81%         0.91%         3.47%       2.72%        $105        $98          $375       $305
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation        2.56%      1.81%         0.96%         3.52%       2.77%        $105        $98          $379       $310
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income           2.56%      1.81%         1.11%         3.67%       2.92%        $107       $100          $392       $324
------------------------------------------------------------------------------------------------------------------------------------
Capital Growth              2.56%      1.81%         1.05%         3.61%       2.86%        $106        $99          $387       $319
------------------------------------------------------------------------------------------------------------------------------------
Strategic Equity            2.56%      1.81%         0.96%         3.52%       2.77%        $105        $98          $379       $310
------------------------------------------------------------------------------------------------------------------------------------
Special Situations          2.56%      1.81%         1.11%         3.67%       2.92%        $107       $100          $392       $324
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth              2.56%      1.81%         0.91%         3.47%       2.72%        $105        $98          $375       $305
------------------------------------------------------------------------------------------------------------------------------------
Small Cap                   2.56%      1.81%         0.96%         3.52%       2.77%        $105        $98          $379       $310
------------------------------------------------------------------------------------------------------------------------------------
Growth                      2.56%      1.81%         1.04%         3.60%       2.85%        $106        $99          $386       $318
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                 2.56%      1.81%         0.96%         3.52%       2.77%        $105        $98          $379       $310
------------------------------------------------------------------------------------------------------------------------------------
Hard Assets                 2.56%      1.81%         0.96%         3.52%       2.77%        $105        $98          $379       $310
------------------------------------------------------------------------------------------------------------------------------------
Developing World            2.56%      1.81%         1.75%         4.31%       3.56%        $113       $106          $446       $383
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets            2.56%      1.81%         1.75%         4.31%       3.56%        $113       $106          $446       $383
------------------------------------------------------------------------------------------------------------------------------------

THE PIMCO VARIABLE INSURANCE TRUST
PIMCO High Yield Bond       2.56%      1.81%         0.75%         3.31%       2.56%        $103        $96          $360       $290
------------------------------------------------------------------------------------------------------------------------------------
PIMCO StocksPLUS
  Growth and Income         2.56%      1.81%         0.65%         3.21%       2.46%        $102        $95          $351       $280
------------------------------------------------------------------------------------------------------------------------------------

ING VARIABLE INSURANCE TRUST
ING Global Brand
  Names                     2.56%      1.81%         1.23%         3.79%       3.04%         $108      $101          $403       $336
------------------------------------------------------------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND
Prudential Jennison         2.56%      1.81%         1.03%         3.59%       2.84%         $106      $ 99          $385       $317
------------------------------------------------------------------------------------------------------------------------------------
SP Jennison International
    Growth                  2.56%      1.81%         1.64%         4.20%       3.45%         $112      $105          $437       $373
------------------------------------------------------------------------------------------------------------------------------------

The "Total Annual Investment Portfolio Charges" column above reflects current expense reimbursements for applicable investment portfolios. For more detailed information, see "Fees and Expenses" in the prospectus for the Contract.

108897SF                            6                        DVA PLUS PROFILE

6.TAXES
Under a qualified Contract, your premiums are generally pre-tax contributions and accumulate on a tax-deferred basis. Premiums and earnings are generally taxed as income when you make a withdrawal or begin receiving annuity payments, presumably when you are in a lower tax bracket.

Under a non-qualified Contract, premiums are paid with after-tax dollars, and any earnings will accumulate tax-deferred. You will be taxed on these earnings, but not on premiums, when you withdraw them from the Contract.

For owners of most qualified Contracts, when you reach age 70 1/2 (or, in some cases, retire), you will be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts at your request.

If you are younger than 59 1/2 when you take money out, in most cases, you will be charged a 10% federal penalty tax on the taxable earnings withdrawn.

7.WITHDRAWALS
You can withdraw your money at any time during the accumulation phase. You may elect in advance to take systematic withdrawals which are described on page 11. Withdrawals above the free withdrawal amount may be subject to a surrender charge. We will apply a market value adjustment if you withdraw your money from the fixed account more than 30 days before the applicable maturity date. Income taxes and a penalty tax may apply to amounts withdrawn.

8.PERFORMANCE
The value of your Contract will fluctuate depending on the investment performance of the portfolio(s) you choose. The following chart shows average annual total return for each portfolio that was in operation for the entire year of 1999. These numbers reflect the deduction of the mortality and expense risk charge (based on the Max 7 Enhanced Death Benefit), the asset-based administrative charge and the annual contract fee and the maximum optional benefit rider charge on a rider base that accumulates at 7%, but do not reflect deductions for any surrender charges. If surrender charges were reflected, they would have the effect of reducing performance. Please keep in mind that past performance is not a guarantee of future results.

108897SF                            7                        DVA PLUS PROFILE

---------------------------------------------------------------------------------------------------------
                                                                                CALENDAR YEAR
INVESTMENT PORTFOLIO                                                  1999      1998      1997      1996
---------------------------------------------------------------------------------------------------------
Managed by A I M Capital Management, Inc.
    Capital Appreciation(1)                                          21.83%    10.10%    26.01%    16.92%
    Strategic Equity(2)                                              52.76%    -1.47%    20.35%    16.09%
---------------------------------------------------------------------------------------------------------
Managed by Alliance Capital Management, L.P.
    Capital Growth                                                   22.70%     9.41%    22.29%        --
---------------------------------------------------------------------------------------------------------
Managed by Baring International Investment Limited (an affiliate)
    Developing World(2)                                              58.12%        --        --        --
    Emerging Markets(4)                                              81.32%   -25.85%   -11.46%     4.37%
    Global Fixed Income                                             -10.78%     9.29%    -1.65%     2.50%
    Hard Assets(2)                                                   20.61%   -31.21%     3.73%    28.08%
---------------------------------------------------------------------------------------------------------
Managed by Capital Guardian Trust Company
    Large Cap Value                                                      --        --        --        --
    Managed Global(3)                                                59.67%    26.37%     9.60%     9.04%
    Small Cap(3)                                                     47.27%    18.22%     7.80%    17.36%
---------------------------------------------------------------------------------------------------------
Managed by Eagle Asset Management, Inc.
    Value Equity                                                     -1.82%    -0.78%    24.38%     7.93%
---------------------------------------------------------------------------------------------------------
Managed by Fidelity Management & Research Company
    Asset Allocation Growth                                              --        --        --        --
    Diversified Mid-Cap                                                  --        --        --        --
---------------------------------------------------------------------------------------------------------
Managed by ING Investment Management, LLC (an affiliate)
    Limited Maturity Bond                                            -1.19%     4.42%     4.23%     1.93%
    Liquid Asset                                                      2.34%     2.65%     2.65%     2.51%
---------------------------------------------------------------------------------------------------------
Managed by Janus Capital Corporation
    Growth(2)                                                        74.27%    23.93%    13.12%        --
    Growth and Income                                                    --        --        --        --
    Special Situations                                                   --        --        --        --
---------------------------------------------------------------------------------------------------------
Managed by Kayne Anderson Investment Management, LLC
    Rising Dividends                                                 13.24%    11.52%    26.87%    17.19%
---------------------------------------------------------------------------------------------------------
Managed by Massachusetts Financial Services Company
    Mid-Cap Growth                                                   75.15%    20.01%    16.93%    15.91%
    Research                                                         21.41%    20.24%    17.38%    20.31%
    Total Return                                                      0.99%     9.03%    18.10%    10.87%
---------------------------------------------------------------------------------------------------------
Managed by The Prudential Investment Corporation
    Real Estate(5)                                                   -6.05%   -15.44%    19.98%    32.12%
---------------------------------------------------------------------------------------------------------
Managed by Salomon Brothers Management, Inc.
    All Cap                                                              --        --        --        --
    Investors                                                            --        --        --        --
---------------------------------------------------------------------------------------------------------
Managed by T. Rowe Price Associates, Inc.
    Equity Income(2)                                                 -3.02%     5.78%    14.76%     5.86%
    Fully Managed                                                     4.47%     3.47%    12.72%    13.22%
---------------------------------------------------------------------------------------------------------
Managed by Pacific Investment Management Company
    PIMCO High Yield Bond                                             0.64%        --        --        --
    PIMCO StocksPLUS Growth and Income                               17.13%        --        --        --
---------------------------------------------------------------------------------------------------------
Managed by ING Investment Management Advisors B.V. (an affiliate)
    ING Global Brand Names                                               --        --        --        --
---------------------------------------------------------------------------------------------------------
Managed by Jennison Associates LLC
    Prudential Jennison                                                  --        --        --        --
    SP Jennison International Growth                                     --        --        --        --
---------------------------------------------------------------------------------------------------------

----------------------
     (1)  Prior to April 1, 1999, a different firm managed the Portfolio.
     (2)  Prior to March 1, 1999, a different firm managed the Portfolio.
     (3)  Prior to February 1, 2000, a different firm managed the Portfolio.
     (4)  Prior to March 15, 2000, a different firm managed the Portfolio.
     (5)  Prior to May 1, 2000, a different firm managed the Portfolio.

108897SF                            8                        DVA PLUS PROFILE

9.DEATH BENEFIT
The death benefit is payable when the first of the following persons dies: the contract owner, joint owner, or annuitant (if a contract owner is not an individual). Assuming you are the contract owner, if you die during the accumulation phase, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit paid depends on the death benefit you have chosen. The death benefit value is calculated at the close of the business day on which we receive written notice and due proof of death, as well as required claim forms, at our Customer Service Center. If your beneficiary elects to delay receipt of the death benefit until a date after the time of your death, the amount of the benefit payable in the future may be affected. If you die after the annuity start date and you are the annuitant, your beneficiary will receive the death benefit you chose under the annuity option then in effect.

The death benefit may be subject to certain mandatory distribution rules required by federal tax law.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOR CONTRACT OWNERS PURCHASING CONTRACTS ON OR AFTER January 1, 2001. IF YOU PURCHASED YOUR CONTRACT PRIOR TO THAT DATE, PLEASE SEE APPENDIX E FOR A DESCRIPTION OF THE CALCULATION OF DEATH BENEFITS APPLICABLE TO YOUR CONTRACT.

You may choose one of the following Death Benefits: (i) the Standard Death Benefit, (ii) the Annual Ratchet Enhanced Death Benefit, (iii) the 7% Solution Enhanced Death Benefit, or (iv) the Max 7 Enhanced Death Benefit. The Annual Ratchet Enhanced Death Benefit, the 7% Solution Enhanced Death Benefit, and the Max 7 Enhanced Death Benefit are available only if the contract owner or the annuitant (if the contract owner is not an individual) is not more than 79 years old at the time of purchase. The Annual Ratchet , 7% Solution, and Max 7 Enhanced Death Benefits may not be available where a Contract is held by joint owners. Base Death Benefit. We use the Base Death Benefit to help determine the minimum death benefit payable under each of the Enhanced Death Benefit options described below. You do not elect the Base Death Benefit. The

Base Death Benefit is equal to the greater of:

    1) the contract value; and

    2) the cash surrender value.

The STANDARD DEATH BENEFIT equals the sum of 1) and 2) where:

    1) is the contract value allocated to Special Funds; and

    2) is the Standard Minimum Guaranteed Death Benefit for amounts allocated to Non-Special Funds as further described in the prospectus.

ENHANCED DEATH BENEFIT OPTIONS. Under the Enhanced Death Benefit options, if you die before the annuity start date, your beneficiary will receive the greater of the Base Death Benefit and the Enhanced Death Benefit option elected. For purposes of calculating the Enhanced Death Benefits, certain investment portfolios and the Fixed Account are designated as "Special Funds". In addition to the Fixed Account, the investment portfolios designated currently as Special Funds are the Liquid Asset Portfolio and the Limited Maturity Bond Portfolio. Selecting a Special Fund may limit or reduce the enhanced death benefit. You will automatically receive the Standard Death Benefit unless you elect one of the enhanced death benefit options. The enhanced death benefit options are available only at the time you purchase your Contract. The enhanced death benefit options are not available where a Contract is owned by joint owners. Once you choose a death benefit, it cannot be changed. We may in the future stop or suspend offering any of the enhanced death benefit options to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit and the enhanced death benefit. The MGWB rider may affect also the death benefit. See "Minimum Guaranteed Withdrawal Benefit (MGWB) Rider -- Death Benefit during Automatic Periodic Benefit Status."

Each of the enhanced death benefit options is based on a minimum guaranteed death benefit for that option. Please see "Death Benefit Choices" in the prospectus for details on the calculation of the minimum

108897SF                            9                        DVA PLUS PROFILE
guaranteed death benefit for each enhanced death benefit and further details on the effect of withdrawals and transfers on the calculation of the enhanced death benefits.

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the GREATER of:

    1) the Standard Death Benefit; and

    2) the sum of the contract value allocated to Special Funds and the Annual Ratchet Minimum Guaranteed Death Benefit for amounts allocated to Non-Special Funds as further described in the prospectus.
The 7% SOLUTION ENHANCED DEATH BENEFIT,  equals the GREATER of:

    1) the Standard Death Benefit; and

    2) the sum of the contract value allocated to Special Funds and the 7% Solution Minimum Guaranteed Death Benefit for amounts allocated to Non-Special Funds as further described in the prospectus.

The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit.

Under this benefit option, the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit.

Note:   In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.

We may, with 30 days notice to you, designate any investment portfolio as a Special Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Keep in mind that selecting a Special Fund may limit or reduce the Enhanced Death Benefit.

For the period during which a portion of the contract value is allocated to a Special Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during the period contract value is allocated to a Special Fund.

10. OTHER INFORMATION
  FREE LOOK. If you cancel the Contract within 10 days after you receive it, you will receive a refund of the adjusted contract value. We determine your contract value at the close of business on the day we receive your written refund request. For purposes of the refund during the free look period, we include a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios, the contract value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium, excluding any charges, (rather than the contract value) in which case you will not be subject to investment risk during the free look period. Also, in some states, you may be entitled to a longer free look period.

  TRANSFERS AMONG INVESTMENT PORTFOLIOS AND THE FIXED ACCOUNT. You can make transfers among your investment portfolios and your investment in the fixed account as frequently as you wish without any current tax implications. The minimum amount for a transfer is $100. There is currently no charge for transfers, and we do not limit the number of transfers allowed. The Company may, in the future, charge a $25 fee for any transfer after the twelfth transfer in a contract year or limit the number of transfers allowed. Keep in mind that if you transfer or otherwise withdraw your money from the fixed account more than 30 days before the applicable maturity date, we will apply a market value adjustment. A market value adjustment could increase or decrease your contract value and/or the amount you transfer or withdraw. Keep in mind that transfers between Special Funds and Non-Special Funds will impact your death benefit

108897SF                            10                        DVA PLUS PROFILE
and benefits under an optional benefit rider, if any.
Also, a transfer to a Restricted Fund will not be permitted to the extent that it would increase the contract value in the Restricted Fund to more than the applicable limits following the transfer. Transfers from Restricted Funds are not limited. If the result of multiple transfers is to lower the percentage of total contract value in the Restricted Fund, the reallocation will be permitted even if the percentage of contract value in the Restricted Fund is greater than the limit. See "Restricted Funds" in the prospectus for more information.

  NO PROBATE. In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate. See "Federal Tax Considerations Taxation of Death Benefit Proceeds" in the prospectus for the Contract.

  OPTIONAL RIDERS. Subject to state availability, you may purchase one of three optional benefit riders for an additional charge. You may not add more than one of these three riders to your Contract. There is a separate charge for each rider. Once elected, the riders generally may not be cancelled. This means once added the rider may not be removed and charges will be assessed regardless of the performance of your Contract.


The following describes the optional riders for contract owners purchasing Contracts on or after January 1, 2001. If you purchased your Contract prior to that date, please see Appendix F for a description of the calculation of the optional rider benefits applicable under your Contract.

     Minimum Guaranteed Accumulation Benefit (MGAB) Rider. The MGAB is an optional benefit which offers you the ability to receive a one-time adjustment to your contract value in the event your contract value on a specified date is below the MGAB rider guarantee. When added at issue, the MGAB rider guarantees that your contract value will at least equal your initial premium payment at the end of ten years, or, at least equal two times your initial premium payment at the end of twenty years, depending on the waiting period you select, reduced pro rata for withdrawals and certain transfers. The MGAB rider offers a ten-year option and a twenty-year option, of which you may purchase only one. Investment in Special Funds may limit or reduce the benefits provided under the rider. As is more fully described in the prospectus, rider benefits are generally based on the contract value for allocations to Special Funds. The MGAB rider may offer you protection in the event of a lower contract value that may result from unfavorable investment performance of your Contract. There are exceptions, conditions, eligibility requirements, and important considerations associated with the MGAB rider. See "Optional Riders" in the prospectus for more complete information.

     Minimum Guaranteed Income Benefit (MGIB) Rider. The MGIB rider is an optional benefit which guarantees a minimum amount of income that will be available to you upon annuitization, regardless of fluctuating market conditions. Ordinarily, the amount of income that will be available to you upon annuitization is based upon your contract value, the annuity option you selected and the guaranteed or then current income factors in effect. If you purchase the MGIB rider, the minimum amount of income that will be available to you upon annuitization on the MGIB Benefit Date is the greater of the amounts that are ordinarily available to you under your Contract and the MGIB annuity benefit, which is based on your MGIB Base, the MGIB annuity option you selected and the MGIB guaranteed income factors specified in your rider. Your MGIB Base generally depends on the amount of premiums you pay during the first five contract years after you purchase the rider, when you pay them, and accumulated at the MGIB rate, less adjustments for withdrawals and transfers. Investment in Special Funds may limit or reduce the benefits provided under the rider. As is more fully described in the prospectus, rider benefits are generally based on the contract value for allocations to Special Funds. There are exceptions, conditions, eligibility requirements, and important considerations associated with the MGIB rider. You should read the prospectus for more complete information.

     Minimum Guaranteed Withdrawal Benefit (MGWB) Rider. The MGWB rider is an optional benefit which guarantees that you will receive annual periodic payments, which, when added together, equal all premium payments paid during the first two contract years, less adjustments for any prior withdrawals and adjusted by transfers to Special Funds. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. (Of course any applicable income and penalty taxes will apply to amounts withdrawn.) Your original Eligible Payment Amount is

108897SF                            11                        DVA PLUS PROFILE
   your premium payments
   received during the first two contract years. Withdrawals that you make in excess of the above periodic payment amount may substantially reduce the guarantee. Investment in Special Funds may limit or reduce the benefits provided under the rider. As is more fully described in the prospectus, rider benefits are generally based on the contract value for allocations to Special Funds.

   There are exceptions, conditions, eligibility requirements, and important considerations associated with the MGWB rider. You should read the prospectus for more complete information.

ADDITIONAL FEATURES. This Contract has other features you may be interested in. These include:

     Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in the investment portfolios each month. It may give you a lower average cost per unit over time than a single one-time purchase. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. This option is currently available only if you have $1,200 or more in the Limited Maturity Bond or the Liquid Asset investment portfolios or in the fixed account with either a 6-month or 1-year guaranteed interest period. Transfers from the fixed account under this program will not be subject to a market value adjustment. . If you invest in Restricted Funds, your ability to dollar cost average may be limited. Please see "Transfers Among Your Investments" in the prospectus for more complete information. Systematic Withdrawals. During the accumulation phase, you can arrange to have money sent to you at regular intervals throughout the year. Within limits these withdrawals will not result in any surrender charge. Withdrawals from your money in the fixed account under this program are not subject to a market value adjustment. Of course, any applicable income and penalty taxes will apply on amounts withdrawn . If you invest in Restricted Funds, your systematic withdrawals may be affected. Please see "Withdrawals" in the prospectus for more complete information.

     Automatic Rebalancing. If your contract value is $10,000 or more, you may elect to have the Company automatically readjust the money between your investment portfolios periodically to keep the blend you select. Investments in the fixed account are not eligible for automatic rebalancing. If you invest in Restricted Funds, automatic rebalancing may be affected. Please see "Transfers Among Your Investments" in the prospectus for more complete information.

11.  INQUIRIES
If you need more information after reading this profile and the prospectus, please contact us at:

   Customer Service Center
   P.O. Box 2700
   West Chester, Pennsylvania  19380
   (800) 366-0066

or your registered representative.

108897SF                            12                        DVA PLUS PROFILE

--------------------------------------------------------------------------------
 GOLDEN AMERICAN LIFE INSURANCE COMPANY
 SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

       DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY PROSPECTUS
                       GOLDENSELECT  DVA  PLUS/R/
--------------------------------------------------------------------------------

                                                       DECEMBER 29, 2000

     This prospectus describes GoldenSelect DVA Plus, a group and individual deferred variable annuity contract (the "Contract") offered by Golden American Life Insurance Company ("Golden American," the "Company," "we" or "our"). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("non-qualified Contracts").

     The Contract provides a means for you to invest your premium payments in one or more of 32 mutual fund investment portfolios.
  You may also allocate premium payments to our Fixed Account with guaranteed interest periods. Your contract value will vary daily to reflect the investment performance of the investment portfolio(s) you select and any interest credited to your allocations in the Fixed Account. The investment portfolios available under your Contract and the portfolio managers are listed on the back of this cover.

     We will credit your Fixed Interest Allocation(s) with a fixed rate of interest. We set the interest rates periodically. We will not set the interest rate to be less than a minimum annual rate of 3%. You may choose guaranteed interest periods of 6 months, and 1, 3, 5, 7 and 10 years. The interest earned on your money as well as your principal is guaranteed as long as you hold them until the maturity date. If you take your money out from a Fixed Interest Allocation more than 30 days before the applicable maturity date, we will apply a market value adjustment ("Market Value Adjustment"). A Market Value Adjustment could increase or decrease your contract value and/or the amount you take out. You bear the risk that you may receive less than your principal if we take a Market Value Adjustment. For Contracts sold in some states, not all Fixed Interest Allocations or subaccounts are available. You have a right to return a Contract within 10 days after you receive it for a refund of the adjusted contract value (which may be more or less than the premium payments you paid), or if required by your state, the original amount of your premium payment. Longer free look periods apply in some states and in certain situations.

     This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information ("SAI"), dated, 2000, has been filed with the Securities and Exchange Commission ("SEC"). It is available without charge upon request. To obtain a copy of this document, write to our Customer Service Center at P.O. Box 2700, West Chester, Pennsylvania 19380 or call (800) 366-0066, or access the SEC's website (http://www.sec.gov). The table of contents of the SAI is on the last page of this prospectus and the SAI is made part of this prospectus by reference.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
  DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
  OFFENSE.

  AN INVESTMENT IN THE SUBACCOUNTS THROUGH THE GCG TRUST, THE PIMCO VARIABLE INSURANCE TRUST, ING VARIABLE INSURANCE TRUST OR THE
  PRUDENTIAL SERIES FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY BANK OR BY THE FEDERAL DEPOSIT INSURANCE
  CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

  THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE GCG TRUST, THE PIMCO VARIABLE INSURANCE TRUST, ING VARIABLE
  INSURANCE TRUST AND THE PRUDENTIAL SERIES FUND.

--------------------------------------------------------------------------------
 A LIST OF THE INVESTMENT PORTFOLIOS AND THE MANAGERS ARE LISTED ON THE
                           BACK OF THIS COVER.
--------------------------------------------------------------------------------

DVAP4SF-108897

     The investment portfolios available under your Contract and the portfolio managers are:

             A I M CAPITAL MANAGEMENT, INC.
                Capital Appreciation Series
                Strategic Equity Series
             ALLIANCE CAPITAL MANAGEMENT L. P.
                Capital Growth Series
             BARING INTERNATIONAL INVESTMENT LIMITED (AN AFFILIATE)
                Developing World Series
                Emerging Markets Series
                Global Fixed Income Series
                Hard Assets Series
             CAPITAL GUARDIAN TRUST COMPANY
                Large Cap Value Series
                Managed Global Series
                Small Cap Series
             EAGLE ASSET MANAGEMENT, INC.
                Value Equity Series
             FIDELITY MANAGEMENT & RESEARCH COMPANY
                Asset Allocation Growth Series
                Diversified Mid-Cap Series
             ING  INVESTMENT MANAGEMENT, LLC (AN AFFILIATE)
                Limited Maturity Bond Series
                Liquid Asset Series
             JANUS CAPITAL CORPORATION
                Growth Series
                Growth and Income Series
                Special Situations Series
             KAYNE ANDERSON INVESTMENT MANAGEMENT, LLC
                Rising Dividends Series
             MASSACHUSETTS FINANCIAL SERVICES COMPANY
                Mid-Cap Growth Series
                Research Series
                Total Return Series
             THE PRUDENTIAL INVESTMENT CORPORATION
                Real Estate Series
             SALOMON BROTHERS ASSET MANAGEMENT, INC.
                All Cap Series
                Investors Series
             T. ROWE PRICE ASSOCIATES, INC.
                Equity Income Series
                Fully Managed Series
             PACIFIC INVESTMENT MANAGEMENT COMPANY
                PIMCO High Yield Bond Portfolio
                PIMCO StocksPLUS Growth and Income Portfolio
             ING INVESTMENT MANAGEMENT ADVISORS B.V. (AN AFFILIATE)
                ING Global Brand Names Fund
             JENNISON ASSOCIATES LLC
                Prudential Jennison Portfolio
                SP Jennison International Growth Portfolio

     The above mutual fund investment portfolios are purchased and held by corresponding divisions of our Separate Account B. We refer to the divisions as "subaccounts" and the money you place in the Fixed Account's guaranteed interest periods as "Fixed Interest Allocations" in this prospectus.

DVAP4SF-108897

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                              PAGE
     Index of Special Terms                                     1
     Fees and Expenses                                          2
     Performance Information                                   10
        Accumulation Unit                                      10
        Net Investment Factor                                  10
        Condensed Financial Information                        10
        Financial Statements                                   10
        Performance Information                                10
     Golden American Life Insurance Company                    11
     The Trusts                                                12
     Golden American Separate Account B                        12
     The Investment Portfolios                                 13
        Investment Objectives                                  13
        Investment Management Fees                             17
        Restricted Funds                                       17
     The Fixed Interest Allocation                             18
        Selecting a Guaranteed Interest Period                 19
        Guaranteed Interest Rates                              19
        Transfers from a Fixed Interest Allocation             19
        Withdrawals from a Fixed Interest Allocation           20
        Market Value Adjustment                                20
     Special Funds                                             21
     The Annuity Contract                                      22
        Contract Date and Contract Year                        22
        Annuity Start Date                                     22
        Contract Owner                                         22
        Annuitant                                              23
        Beneficiary                                            23
        Purchase and Availability of the Contract              24
        Crediting of Premium Payments                          24
        Administrative Procedures                              25
        Contract Value                                         25
        Cash Surrender Value                                   26
        Surrendering to Receive the Cash Surrender Value       26
        The Subaccounts                                        26
          Addition, Delection or Substitution of
            Subaccounts and Other Changes                      26
        The Fixed Account                                      27
        Optional Riders                                        27
          Rider Date                                           27
          No Cancellation                                      27
          Termination                                          27
          Minimum Guaranteed Accumulation Benefit Rider        28
          Minimum Guaranteed Income Benefit Rider              30
          Minimum Guaranteed Withdrawal Benefit Rider          32
        Other Contracts                                        34
        Other Important Provisions                             34
     Withdrawals                                               35
        Regular Withdrawals                                    35
        Systematic Withdrawals                                 35
        IRA Withdrawals                                        37

DVAP4SF-108897                         i


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

--------------------------------------------------------------------------------
                         TABLE OF CONTENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                             PAGE
     Transfers Among Your Investments                          37
        Transfers by Third Parties                             38
        Dollar Cost Averaging                                  38
        Automatic Rebalancing                                  40
     Death Benefit Choices                                     40
        Death Benefit During the Accumulation Phase            40
          Standard Death Benefit                               41
          Enhanced Death Benefit Options                       42
        Death Benefit During the Income Phase                  44
        Continuation After Death--Spouse                       44
        Continuation After Death--Non Spouse                   44
        Required Distributions upon Contract Owner's Death     44
     Charges and Fees                                          45
        Charge Deduction Subaccount                            45
        Charges Deducted from the Contract Value               45
          Surrender Charge                                     45
          Waiver of Surrender Charge for Extended Medical Care 45
          Free Withdrawal Amount                               46
          Surrender Charge for Excess Withdrawals              46
          Premium Taxes                                        46
          Administrative Charge                                46
          Transfer Charge                                      46
        Charges Deducted from the Subaccounts                  47
          Mortality and Expense Risk Charge                    47
          Asset-Based Administrative Charge                    47
          Optional Rider Charges                               47
        Trust Expenses                                         48
     The Annuity Options                                       48
        Annuitization of Your Contract                         48
        Selecting the Annuity Start Date                       49
        Frequency of Annuity Payments                          49
        The Annuity Options                                    49
          Income for a Fixed Period                            49
          Income for Life with a Period Certain                49
          Joint Life Income                                    50
          Annuity Plan                                         50
        Payment When Named Person Dies                         50
     Other Contract Provisions                                 50
        Reports to Contract Owners                             50
        Suspension of Payments                                 50
        In Case of Errors in Your Application                  50
        Assigning the Contract as Collateral                   51
        Contract Changes-Applicable Tax Law                    51
        Free Look                                              51
        Group or Sponsored Arrangements                        51
        Selling the Contract                                   51
     Other Information                                         52
        Voting Rights                                          52
        State Regulation                                       52

DVAP4SF-108897                         ii

--------------------------------------------------------------------------------
                         TABLE OF CONTENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                              PAGE
        Legal Proceedings                                      52
        Legal Matters                                          53
        Experts                                                53
     Federal Tax Considerations                                53
     More Information About Golden American Life Insurance
       Company                                                 60
     Unaudite Financial Statements of Golden American Life
       Insurance Company                                       83
     Financial Statements of Golden American Life Insurance
       Company                                                 93
     Statement of Additional Information
      Table of Contents                                       123
     Appendix A
      Condensed Financial Information                          A1
     Appendix B
      Market Value Adjustment Examples                         B1
     Appendix C
      Surrender Charge for Excess Withdrawals Example          C1
     Appendix D

      Withdrawal Adjustment For 7% Solution Death Benefit
        Examples                                               D1

     Appendix E
      Death Benefits for Contract Owners Who Purchased
        Contracts Prior to January 1, 2001                     E1
     Appendix F
      Optional Rider Benefits for Contract Owners
       Who Purchased Contracts Prior to January 1, 2001        F1

DVAP4SF-108897                         iii


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


                   This page intentionally left blank.

--------------------------------------------------------------------------------
                         INDEX OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:

SPECIAL TERM                          PAGE
Accumulation Unit                      10
Annual Ratchet Enhanced Death Benefit  43
Annuitant                              23
Annuity Start Date                     22
Cash Surrender Value                   26
Max 7 Enhanced Death Benefit           43
Contract Date                          22
Contract Owner                         22
Contract Value                         25
Contract Year                          22
Fixed Interest Allocation              18
Free Withdrawal Amount                 46
Market Value Adjustment                20
Restricted Fund                        17
Net Investment Factor                  10
Rider Date                             27
7% Solution Enhanced Death Benefit     42
Special Fund                           21
Standard Death Benefit                 41



The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the
Contract:

TERM USED IN THIS PROSPECTUS           CORRESPONDING TERM USED IN THE
CONTRACT
Accumulation Unit Value                Index of Investment Experience
Annuity Start Date                     Annuity Commencement Date
Contract Owner                         Owner or Certificate Owner
Contract Value                         Accumulation Value
Transfer Charge                        Excess Allocation Charge
Fixed Interest Allocation              Fixed Allocation
Free Look Period                       Right to Examine Period
Guaranteed Interest Period             Guarantee Period
Subaccount(s)                          Division(s)
Net Investment Factor                  Experience Factor
Regular Withdrawals                    Conventional Partial Withdrawals
Withdrawals                            Partial Withdrawals

DVAP4SF-108897                         1


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

--------------------------------------------------------------------------------
                            FEES AND EXPENSES
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES*
   Surrender Charge:

     COMPLETE YEARS ELAPSED        0  | 1  | 2  | 3  | 4  | 5  | 6  | 7+
          SINCE PREMIUM PAYMENT       |    |    |    |    |    |    |
     SURRENDER CHARGE              7% | 7% | 6% | 5% | 4% | 3% | 1% | 0%

   Transfer Charge: $25 per transfer if you make more than 12 transfers in a contract year.**

   * If you invested in a Fixed Interest Allocation, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your contract value and/or your transfer or surrender amount.

   ** We currently do not impose this charge, but may do so in the future.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE*

   Administrative Charge...............................   $40

   (We waive this charge if the total of your premium payments is $100,000 or more or if your contract value at the end of a contract year is $100,000 or more.)

   * We deduct this charge on each contract anniversary and on surrender.

SEPARATE ACCOUNT ANNUAL CHARGES*


                                                 STANDARD            ENHANCED DEATH BENEFIT
                                              DEATH BENEFIT   ANNUAL RATCHET  7% SOLUTION    MAX 7
--------------------------------------------------------------------------------------------------
     Mortality & Expense Risk Charge..........    1.15%            1.40%          1.50%      1.60%
     Asset-Based Administrative Charge........    0.15%            0.15%          0.15%      0.15%
                                                  -----            -----          -----      -----
            Total Separate Account Charges....    1.30%            1.55%          1.65%      1.75%

       * As a percentage of average assets in each subaccount. The mortality and expense risk charge and the asset-based administrative charge are deducted daily.


OPTIONAL RIDER CHARGES*

     Minimum Guaranteed Accumulation Benefit rider:
           Waiting Period     Quarterly Charge
           --------------     ----------------
           10 Year..........  0.125% of the MGAB Charge Base(1) (0.50% annually)
           20 Year..........  0.125% of the MGAB Charge Base    (0.50% annually)

     Minimum Guaranteed Income Benefit rider:
           MGIB Base Rate          Quarterly Charge
           --------------          ----------------
           7%....................  0.125% of the MGIB Base(2)  (0.50% annually)

     Minimum Guaranteed Withdrawal Benefit rider:
           Quarterly Charge
           ----------------
           0.125% of the MGWB Eligible Payment Amount(3)    (0.50% annually)

     * We deduct optional rider charges from the subaccounts in which you are invested on each quarterly contract anniversary and pro rata on termination of the Contract; if the value in the subaccounts is insufficient, the optional rider charges will be deducted from the Fixed Interest Allocation nearest maturity.

DVAP4SF-108897                         2

   (1)The MGAB Charge Base is the total of premiums added during the 2-year period commencing on the rider date if you purchase the rider on the contract date, or, your contract value on the rider date plus premiums added during the 2-year period commencing on the rider date if you purchase the rider after the contract date, reduced pro rata for all withdrawals taken while the MGAB rider is in effect, and reduced pro rata for transfers made during the three year period before the MGAB Benefit Date. The MGAB Charge Base is tracked separately for Special and Non-Special Funds, based on initial allocation of premium (or contract value), subsequent allocation of eligible premium, withdrawals and transfers. Withdrawals and transfers may reduce the Charge Base by more than the amount withdrawn or transferred.

   (2)The MGIB Charge Base generally depends on the amount of premiums you pay during the first five contract years after you purchase the rider, when you pay them, and less a pro rata deduction for any withdrawal made while the MGIB rider is in effect. The MGIB Charge Base is tracked separately for Special and Non-Special Funds, based on initial allocation of premium (or contract value), subsequent allocation of eligible premium, withdrawals and transfers. Withdrawals and transfers between Special and Non-Special Funds may reduce the MGIB Charge Base by more than the amount withdrawn or transferred.

   (3)The MGWB Eligible Payment Amount is (i) the total of premiums paid during the 2-year period commencing on the rider date if you purchase the rider on the contract date; or (ii) your contract value on the rider date plus subsequent premiums received during the two-year period commencing on the rider date.

THE GCG TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of a portfolio):

--------------------------------------------------------------------------------
                                 MANAGEMENT           OTHER             TOTAL
PORTFOLIO                          FEE(1)          EXPENSES(2)       EXPENSES(3)
--------------------------------------------------------------------------------
Liquid Asset                        0.56%              0.00%             0.56%
--------------------------------------------------------------------------------
Limited Maturity Bond               0.56%              0.01%             0.57%
--------------------------------------------------------------------------------
Global Fixed Income                 1.60%              0.00%             1.60%
--------------------------------------------------------------------------------
Fully Managed                       0.96%              0.01%             0.97%
--------------------------------------------------------------------------------
Total Return                        0.91%              0.00%             0.91%
--------------------------------------------------------------------------------
Asset Allocation Growth             1.00%              0.01%             1.01%
--------------------------------------------------------------------------------
Equity Income                       0.96%              0.00%             0.96%
--------------------------------------------------------------------------------
Investors                           1.00%              0.01%             1.01%
--------------------------------------------------------------------------------
Value Equity                        0.96%              0.00%             0.96%
--------------------------------------------------------------------------------
Rising Dividends                    0.96%              0.00%             0.96%
--------------------------------------------------------------------------------
Diversified Mid-Cap                 1.00%              0.01%             1.01%
--------------------------------------------------------------------------------
Managed Global                      1.25%              0.00%             1.25%
--------------------------------------------------------------------------------
Large Cap Value                     1.00%              0.01%             1.01%
--------------------------------------------------------------------------------
All Cap                             1.00%              0.01%             1.01%
--------------------------------------------------------------------------------
Research                            0.91%              0.00%             0.91%
--------------------------------------------------------------------------------
Capital Appreciation                0.96%              0.00%             0.96%
--------------------------------------------------------------------------------
Growth and Income                   1.10%              0.01%             1.11%
--------------------------------------------------------------------------------
Capital Growth                      1.04%              0.01%             1.05%
--------------------------------------------------------------------------------
Strategic Equity                    0.96%              0.00%             0.96%
--------------------------------------------------------------------------------
Special Situations                  1.10%              0.01%             1.11%
--------------------------------------------------------------------------------
Mid-Cap Growth                      0.91%              0.00%             0.91%
--------------------------------------------------------------------------------
Small Cap                           0.96%              0.00%             0.96%
--------------------------------------------------------------------------------
Growth                              1.04%              0.00%             1.04%
--------------------------------------------------------------------------------
Real Estate                         0.96%              0.00%             0.96%
--------------------------------------------------------------------------------
Hard Assets                         0.96%              0.00%             0.96%
--------------------------------------------------------------------------------
Developing World                    1.75%              0.00%             1.75%
--------------------------------------------------------------------------------
Emerging Markets                    1.75%              0.00%             1.75%
--------------------------------------------------------------------------------

DVAP4SF-108897                         3

   (1)Fees decline as the total assets of certain combined portfolios increase. See the prospectus for the GCG Trust for more information.
   (2)Other expenses generally consist of independent trustees fees and certain expenses associated with investing in international markets. Other expenses are based on actual expenses for the year ended December 31, 1999, except for portfolios that commenced operations in 2000 where the charges have been estimated.
   (3)Total Expenses are based on actual expenses for the fiscal year ended December 31, 1999.

THE PIMCO VARIABLE INSURANCE TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of a portfolio):


--------------------------------------------------------------------------------
                                          MANAGEMENT      OTHER         TOTAL
      PORTFOLIO                             FEE(1)     EXPENSES(1)   EXPENSES(1)
--------------------------------------------------------------------------------
      PIMCO High Yield Bond                  0.25%        0.50%         0.75%
--------------------------------------------------------------------------------
      PIMCO StocksPLUS Growth and Income     0.40%        0.25%         0.65%
--------------------------------------------------------------------------------

   (1)PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% and 0.75% for the High Yield Bond and the StocksPLUS Growth and Income Portfolios, respectively, of average daily net assets. Without such reductions, total annual operating expenses for the fiscal year ended December 31, 1999 would have remained unchanged for both Portfolios. Under the Expense Limitation Agreement, PIMCO may recoup any such waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fees expressed are restated as of April 1, 2000.

ING VARIABLE INSURANCE TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio):

--------------------------------------------------------------------------------------------------------
                                                                     OTHER             TOTAL EXPENSES
                                  MANAGEMENT     12B-1 FEE(3)       EXPENSES          AFTER FEE WAIVER
                                  FEE AFTER         AFTER         AFTER EXPENSE          AND EXPENSE
      PORTFOLIO                FEE WAIVER(1)(2)  FEE WAIVER    REIMBURSEMENT(1)(2)   REIMBURSEMENT(1)(2)
--------------------------------------------------------------------------------------------------------
      ING Global Brand Names         0.30%          0.15%             0.78%                 1.23%
--------------------------------------------------------------------------------------------------------

   (1)Since the portfolio had not commenced operations as of December 31, 1999, expenses as shown are based on estimates of the portfolio's operating expenses for the portfolio's first fiscal year.
   (2)ING Mutual Funds Management Co. LLC, the investment manager, has entered into an expense limitation contract with the portfolio, under which it will limit expenses of the portfolio as shown, excluding interest, taxes, brokerage, and extraordinary expenses through December 31, 2000. Fee waiver and/or reimbursements by the investment manager may vary in order to achieve such contractually obligated Total Expenses. Without this contract, and based on estimates for the fiscal year ending December 31, 2000, total expenses are estimated to be 2.03% for the portfolio.
   (3)Pursuant to a Plan of Distribution adopted by the portfolio under Rule 12b-1 under the 1940 Act, the portfolio pays its distributor an annual fee of up to 0.25% of average daily net assets attributable to portfolio shares. The distribution fee may be used by the distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the portfolio. For more information see the portfolio's Statement of Additional Information.

DVAP4SF-108897                         4

THE PRUDENTIAL SERIES FUND ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio):


--------------------------------------------------------------------------------
                          MANAGEMENT                     OTHER          TOTAL
PORTFOLIO                    FEE        12B-1 FEE(1)   EXPENSES(2)    EXPENSE(2)
--------------------------------------------------------------------------------
Prudential Jennison         0.60%          0.25%          0.18%          1.03%
--------------------------------------------------------------------------------
SP Jennison International
   Growth                   0.85%          0.25%          0.54%          1.64%
--------------------------------------------------------------------------------

   (1)The 12b-1 fees for the Prudential Jennison Portfolio and the SP Jennison International Growth Portfolio are imposed to enable the portfolios to recover certain sales expenses, including compensation to broker-dealers, the cost of printing prospectuses for delivery to prospective investors and advertising costs for each portfolio. Over a long period of time, the total amount of 12b-1 fees paid may exceed the amount of sales charges imposed by the product.

   (2)Since the Prudential Jennison Portfolio and SP Jennison
      International Portfolio had not commenced operations as of December 31, 1999, expenses as shown are based on estimates of the portfolio's operating expenses for the portfolio's first fiscal year.

The purpose of the foregoing tables is to help you understand the various costs and expenses that you will bear directly and indirectly. See the prospectuses of the GCG Trust, the PIMCO Variable Insurance Trust, ING Variable Insurance Trust and the Prudential Series Fund for additional information on management or advisory fees and in some cases other portfolio expenses.

Premium taxes (which currently range from 0% to 3.5% of premium payments) may apply, but are not reflected in the tables above or in the examples below.

EXAMPLES:
The following four examples are designed to show you the expenses you would pay on $1,000 investment that earns 5% annually. Each example assumes election of the Max 7 Enhanced Death Benefit. The examples reflect the deduction of a mortality and expense risk charge, an asset-based administrative charge, and the annual contract administrative charge as an annual charge of 0.06% of assets (based on an average contract value of $69,000). In addition, Examples 1 and 2 assume you elected an optional benefit rider with the highest charge 0.75% annually where the rider base is equal to the initial premium and increases by 7% annually, and assume the rider charge is assessed each quarter on a base equal to the hypothetical $1,000 premium increasing at 7% per year. The annual charge of 0.75% results from the assumption of a 7% annual increase in the rider base but only a 5% earnings increase in the contract value before expenses. Thus, 0.75% represents an annual charge over the 10-year period which is equivalent to an increasing charge of 0.125% per quarter over the same period. Each example also assumes that any applicable expense reimbursements of underlying portfolio expenses will continue for the periods shown. If the Standard Death Benefit, the Annual Ratchet Enhanced Death Benefit or 7% Solution Enhanced Death Benefit is elected instead of the Max 7 Enhanced Death Benefit used in the examples, the actual expenses will be less than those represented in the examples. Note that surrender charges may apply if you choose to annuitize your Contract within the first 3 contract years, and under certain circumstances, within the first 7 contract years. Thus, in the event you annuitize your Contract under circumstances which require a surrender charge, you should refer to Examples 1 and 3 below which assume applicable surrender charges.

DVAP4SF-108897                         5

Example 1:
If you surrender your Contract at the end of the applicable time period and elected an optional benefit rider with the highest charge, you would pay the following expenses for each $1,000 invested:


-----------------------------------------------------------------
                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------

   THE GCG TRUST

   Liquid Asset           $101      $156      $203      $343
-----------------------------------------------------------------
   Limited Maturity Bond   $102      $157      $204      $344

-----------------------------------------------------------------
   Global Fixed Income     $112      $186      $252      $434
-----------------------------------------------------------------
   Fully Managed           $106      $168      $223      $380
-----------------------------------------------------------------
   Total Return            $105      $167      $220      $375
-----------------------------------------------------------------
   Asset Allocation        $106      $169      $225      $384
-----------------------------------------------------------------
   Equity Income           $105      $168      $223      $379
-----------------------------------------------------------------
   Investors               $106      $169      $225      $384
-----------------------------------------------------------------
   Value Equity            $105      $168      $223      $379
-----------------------------------------------------------------
   Rising Dividends        $105      $168      $223      $379
-----------------------------------------------------------------
   Diversified Mid-Cap     $106      $169      $225      $384
-----------------------------------------------------------------
   Managed Global          $108      $176      $236      $404
-----------------------------------------------------------------
   Large Cap Value         $106      $169      $225      $384
-----------------------------------------------------------------
   All Cap                 $106      $169      $225      $384
-----------------------------------------------------------------
   Research                $105      $167      $220      $375
-----------------------------------------------------------------
   Capital Appreciation    $105      $168      $223      $379
-----------------------------------------------------------------
   Growth and Income       $107      $172      $230      $392
-----------------------------------------------------------------
   Capital Growth          $106      $171      $227      $387
-----------------------------------------------------------------
   Strategic Equity        $105      $168      $223      $379
-----------------------------------------------------------------
   Special Situations      $107      $172      $230      $392
-----------------------------------------------------------------
   Mid-Cap Growth          $105      $167      $220      $375
-----------------------------------------------------------------
   Small Cap               $105      $168      $223      $379
-----------------------------------------------------------------
   Growth                  $106      $170      $226      $386
-----------------------------------------------------------------
   Real Estate             $105      $168      $223      $379
-----------------------------------------------------------------
   Hard Assets             $105      $168      $223      $379
-----------------------------------------------------------------
   Developing World        $113      $191      $259      $446
-----------------------------------------------------------------
   Emerging Markets        $113      $191      $259      $446
-----------------------------------------------------------------

   THE PIMCO VARIABLE INSURANCE TRUST
   PIMCO High Yield Bond   $103      $162      $213      $360
-----------------------------------------------------------------
   PIMCO StocksPLUS
    Growth and Income      $102      $159      $208      $351
-----------------------------------------------------------------

   ING VARIABLE INSURANCE TRUST
   ING Global Brand Names  $108      $176      $235      $403
-----------------------------------------------------------------

   PRUDENTIAL SERIES FUND
   Prudential Jennison     $106      $170      $226      $385
-----------------------------------------------------------------
   SP Jennison
     International Growth  $112      $188      $254      $437
-----------------------------------------------------------------

DVAP4SF-108897                         6

Example 2:
If you do not surrender your Contract at the end of the applicable time period and elected an optional benefit rider with the highest charge, you would pay the following expenses for each $1,000 invested:

-----------------------------------------------------------------
                          1 YEAR   3 YEARS   5 YEARS  10 YEARS
-----------------------------------------------------------------

   THE GCG TRUST

   Liquid Asset             $31      $ 96      $163      $343
-----------------------------------------------------------------
   Limited Maturity Bond    $32      $ 97      $164      $344

-----------------------------------------------------------------
   Global Fixed Income      $42      $126      $212      $434
-----------------------------------------------------------------
   Fully Managed            $36      $108      $183      $380
-----------------------------------------------------------------
   Total Return             $35      $107      $180      $375
-----------------------------------------------------------------
   Asset Allocation         $36      $109      $185      $384
-----------------------------------------------------------------
   Equity Income            $35      $108      $183      $379
-----------------------------------------------------------------
   Investors                $36      $109      $185      $384
-----------------------------------------------------------------
   Value Equity             $35      $108      $183      $379
-----------------------------------------------------------------
   Rising Dividends         $35      $108      $183      $379
-----------------------------------------------------------------
   Diversified Mid-Cap      $36      $109      $185      $384
-----------------------------------------------------------------
   Managed Global           $38      $116      $196      $404
-----------------------------------------------------------------
   Large Cap Value          $36      $109      $185      $384
-----------------------------------------------------------------
   All Cap                  $36      $109      $185      $384
-----------------------------------------------------------------
   Research                 $35      $107      $180      $375
-----------------------------------------------------------------
   Capital Appreciation     $35      $108      $183      $379
-----------------------------------------------------------------
   Growth and Income        $37      $112      $190      $392
-----------------------------------------------------------------
   Capital Growth           $36      $111      $187      $387
-----------------------------------------------------------------
   Strategic Equity         $35      $108      $183      $379
-----------------------------------------------------------------
   Special Situations       $37      $112      $190      $392
-----------------------------------------------------------------
   Mid-Cap Growth           $35      $107      $180      $375
-----------------------------------------------------------------
   Small Cap                $35      $108      $183      $379
-----------------------------------------------------------------
   Growth                   $36      $110      $186      $386
-----------------------------------------------------------------
   Real Estate              $35      $108      $183      $379
-----------------------------------------------------------------
   Hard Assets              $35      $108      $183      $379
-----------------------------------------------------------------
   Developing World         $43      $131      $219      $446
-----------------------------------------------------------------
   Emerging Markets         $43      $131      $219      $446
-----------------------------------------------------------------

   THE PIMCO VARIABLE INSURANCE TRUST
   PIMCO High Yield Bond    $33      $102      $173      $360
-----------------------------------------------------------------
   PIMCO StocksPLUS
     Growth and Income      $32      $  99     $168      $351
-----------------------------------------------------------------

   ING VARIABLE INSURANCE TRUST
   ING Global Brand Names   $38      $116      $195      $403
-----------------------------------------------------------------

   PRUDENTIAL SERIES FUND
   Prudential Jennison      $36      $110      $186      $385
-----------------------------------------------------------------
   SP Jennison
     International Growth   $42      $128      $214      $437
-----------------------------------------------------------------

DVAP4SF-108897                         7

Example 3:
If you surrender your Contract at the end of the applicable time period and did not elect any optional benefit rider, you would pay the following expenses for each $1,000 invested:


-----------------------------------------------------------------
                          1 YEAR    3 YEARS   5 YEARS  10 YEARS
-----------------------------------------------------------------

   THE GCG TRUST
   Liquid Asset            $ 94      $134      $167      $271
-----------------------------------------------------------------
   Limited Maturity Bond   $ 94      $134      $167      $272
-----------------------------------------------------------------
   Global Fixed Income     $104      $165      $217      $369
-----------------------------------------------------------------
   Fully Managed           $ 98      $146      $187      $311
-----------------------------------------------------------------
   Total Return            $ 98      $144      $184      $305
-----------------------------------------------------------------
   Asset Allocation        $ 99      $147      $189      $315
-----------------------------------------------------------------
   Equity Income           $ 98      $146      $186      $310
-----------------------------------------------------------------
   Investors               $ 99      $147      $189      $315
-----------------------------------------------------------------
   Value Equity            $ 98      $146      $186      $310
-----------------------------------------------------------------
   Rising Dividends        $ 98      $146      $186      $310
-----------------------------------------------------------------
   Diversified Mid-Cap     $ 99      $147      $189      $315
-----------------------------------------------------------------
   Managed Global          $101      $155      $201      $337
-----------------------------------------------------------------
   Large Cap Value         $ 99      $147      $189      $315
-----------------------------------------------------------------
   All Cap                 $ 99      $147      $189      $315
-----------------------------------------------------------------
   Research                $ 98      $144      $184      $305
-----------------------------------------------------------------
   Capital Appreciation    $ 98      $146      $186      $310
-----------------------------------------------------------------
   Growth and Income       $100      $150      $194      $324
-----------------------------------------------------------------
   Capital Growth          $ 99      $149      $191      $319
-----------------------------------------------------------------
   Strategic Equity        $ 98      $146      $186      $310
-----------------------------------------------------------------
   Special Situations      $100      $150      $194      $324
-----------------------------------------------------------------
   Mid-Cap Growth          $ 98      $144      $184      $305
-----------------------------------------------------------------
   Small Cap               $ 98      $146      $186      $310
-----------------------------------------------------------------
   Growth                  $ 99      $148      $190      $318
-----------------------------------------------------------------
   Real Estate             $ 98      $146      $186      $310
-----------------------------------------------------------------
   Hard Assets             $ 98      $146      $186      $310
-----------------------------------------------------------------
   Developing World        $106      $169      $225      $383
-----------------------------------------------------------------
   Emerging Markets        $106      $169      $225      $383
-----------------------------------------------------------------

   THE PIMCO VARIABLE INSURANCE TRUST
   PIMCO High Yield Bond   $ 96      $140      $176      $290
-----------------------------------------------------------------
   PIMCO StocksPLUS
    Growth and Income      $ 95      $137      $171      $280
-----------------------------------------------------------------

   ING VARIABLE INSURANCE TRUST
   ING Global Brand Names  $101      $154      $200      $336
-----------------------------------------------------------------

   PRUDENTIAL SERIES FUND
   Prudential Jennison     $ 99      $148      $190      $317
-----------------------------------------------------------------
   SP Jennison
     International Growth  $105      $166      $219      $373
-----------------------------------------------------------------

DVAP4SF-108897                         8

Example 4:
If you do not surrender your Contract at the end of the applicable time period and did not elect any optional benefit rider, you would pay the following expenses for each $1,000 invested:


-----------------------------------------------------------------
                           1 YEAR  3 YEARS   5 YEARS  10 YEARS
-----------------------------------------------------------------

   THE GCG TRUST
   Liquid Asset             $24      $ 74     $127      $271
-----------------------------------------------------------------
   Limited Maturity Bond    $24      $ 74     $127      $272
-----------------------------------------------------------------
   Global Fixed Income      $34      $105     $177      $369
-----------------------------------------------------------------
   Fully Managed            $28      $ 86     $147      $311
-----------------------------------------------------------------
   Total Return             $28      $ 84     $144      $305
-----------------------------------------------------------------
   Asset Allocation         $29      $ 87     $149      $315
-----------------------------------------------------------------
   Equity Income            $28      $ 86     $146      $310
-----------------------------------------------------------------
   Investors                $29      $ 87     $149      $315
-----------------------------------------------------------------
   Value Equity             $28      $ 86     $146      $310
-----------------------------------------------------------------
   Rising Dividends         $28      $ 86     $146      $310
-----------------------------------------------------------------
   Diversified Mid-Cap      $29      $ 87     $149      $315
-----------------------------------------------------------------
   Managed Global           $31      $ 95     $161      $337
-----------------------------------------------------------------
   Large Cap Value          $29      $ 87     $149      $315
-----------------------------------------------------------------
   All Cap                  $29      $ 87     $149      $315
-----------------------------------------------------------------
   Research                 $28      $ 84     $144      $305
-----------------------------------------------------------------
   Capital Appreciation     $28      $ 86     $146      $310
-----------------------------------------------------------------
   Growth and Income        $30      $ 90     $154      $324
-----------------------------------------------------------------
   Capital Growth           $29      $ 89     $151      $319
-----------------------------------------------------------------
   Strategic Equity         $28      $ 86     $146      $310
-----------------------------------------------------------------
   Special Situations       $30      $ 90     $154      $324
-----------------------------------------------------------------
   Mid-Cap Growth           $28      $ 84     $144      $305
-----------------------------------------------------------------
   Small Cap                $28      $ 86     $146      $310
-----------------------------------------------------------------
   Growth                   $29      $ 88     $150      $318
-----------------------------------------------------------------
   Real Estate              $28      $ 86     $146      $310
-----------------------------------------------------------------
   Hard Assets              $28      $ 86     $146      $310
-----------------------------------------------------------------
   Developing World         $36      $109      $185      $383
-----------------------------------------------------------------
   Emerging Markets         $36      $109      $185      $383
-----------------------------------------------------------------

   THE PIMCO VARIABLE INSURANCE TRUST
   PIMCO High Yield Bond    $26      $ 80     $136      $290
-----------------------------------------------------------------
   PIMCO StocksPLUS
     Growth and Income      $25      $ 77     $131      $280
-----------------------------------------------------------------

   ING VARIABLE INSURANCE TRUST
   ING Global Brand Names   $31      $ 94     $160      $336
-----------------------------------------------------------------

   PRUDENTIAL SERIES FUND
   Prudential Jennison      $29      $ 88     $150      $317
-----------------------------------------------------------------
   SP Jennison
     International Growth   $35      $106      $179     $373
-----------------------------------------------------------------


THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN SUBJECT TO THE TERMS OF YOUR CONTRACT.

DVAP4SF-108897                         9

--------------------------------------------------------------------------------
                         PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

ACCUMULATION UNIT
We use accumulation units to calculate the value of a Contract. Each subaccount of Separate Account B has its own accumulation unit value. The accumulation units are valued each business day that the New York Stock Exchange is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable investment portfolio. Shares in the investment portfolios are valued at their net asset value.

THE NET INVESTMENT FACTOR
The Net Investment Factor is an index number which reflects certain charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated for each subaccount as follows:

    1) We take the net asset value of the subaccount at the end of each business day.

    2) We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any.

    3) We divide (2) by the net asset value of the subaccount at the end of the preceding business day.

    4) We then subtract the applicable daily mortality and expense risk charge and the daily asset-based administrative charge from the subaccount.

Calculations for the subaccounts are made on a per share basis.

CONDENSED FINANCIAL INFORMATION
Tables containing (i) the accumulation unit value history of each subaccount of Golden American Separate Account B offered in this prospectus and (ii) the total investment value history of each such subaccount are presented in Appendix A Condensed Financial Information.

FINANCIAL STATEMENTS
The audited financial statements of Separate Account B for the year ended December 31, 1999 are included in the Statement of Additional
Information. The unaudited consolidated financial statements of Golden American for the nine months ended September 30, 2000 and audited consolidated financial statements of Golden American for the years ended December 31, 1999, 1998 and 1997 are included in this prospectus.

PERFORMANCE INFORMATION
From time to time, we may advertise or include in reports to contract owners performance information for the subaccounts of Separate Account B, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Liquid Asset subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (contract value divided by the accumulation unit) earned during a given 30-day period, less expenses accrued during such period. Information on standard total average annual return performance will include average annual rates of total return for 1, 5 and 10 year periods, or lesser periods depending on how long Separate Account B has been investing in the portfolio. We may show other total returns for periods of less than one year. Total return figures will be based on the actual historic performance of the subaccounts of Separate Account B, assuming an investment at the beginning of the period when the separate account first invested in the portfolios, withdrawal of the investment at the end of the period, adjusted to reflect the deduction of all applicable portfolio and current contract charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges, but will not reflect the surrender charge. Quotations of average annual return for the

DVAP4SF-108897                         10

 Managed Global subaccount take into account the period before September 3, 1996, during which it was maintained as a subaccount of Golden American Separate Account D. In addition, we may present historic performance data for the investment portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account B. This data is designed to show the performance that would have resulted if the Contract had been in existence before the separate account began investing in the portfolios.

Current yield for the Liquid Asset subaccount is based on income received by a hypothetical investment over a given 7-day period, less expenses accrued, and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks). We calculate "effective yield" for the Liquid Asset subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will thus be slightly higher than the "yield" because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per accumulation unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period, assuming no surrender and the selection of the Max 7 Enhanced Death Benefit and the MGIB optional benefit rider.

We may compare performance information for a subaccount to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices, (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service, and (iii) the Consumer Price Index (measure for inflation) to determine the real rate of return of an investment in the Contract. Our reports and promotional literature may also contain other information including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services.

Performance information reflects only the performance of a hypothetical contract and should be considered in light of other factors, including the investment objective of the investment portfolio and market conditions. Please keep in mind that past performance is not a guarantee of future results.


--------------------------------------------------------------------------------
                 GOLDEN AMERICAN LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Golden American Life Insurance Company is a Delaware stock life insurance company, which was originally incorporated in Minnesota on January 2, 1973. Golden American is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa"). Equitable of Iowa is a wholly owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands. Golden American is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. In May 1996, Golden American established a subsidiary, First Golden American Life Insurance Company of New York, which is authorized to sell annuities in New York and Delaware. Golden American's consolidated financial statements appear in this prospectus. Equitable of Iowa is the holding company for Golden American, Directed Services, Inc., the investment manager of the GCG Trust and the distributor of the Contracts, and other interests. Equitable of Iowa and another ING affiliate own ING Investment Management, LLC, a portfolio manager of the GCG Trust. ING also owns Baring International Investment Limited, another portfolio manager of the GCG Trust and ING Investment Management Advisors B.V., a portfolio manager of the ING Variable Insurance Trust.
Our principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DVAP4SF-108897                         11

--------------------------------------------------------------------------------
                               THE TRUSTS
--------------------------------------------------------------------------------

The GCG Trust is a mutual fund whose shares are offered to separate accounts funding variable annuity and variable life insurance policies offered by Golden American and other affiliated insurance companies. The GCG Trust may also sell its shares to separate accounts of insurance companies not affiliated with Golden American. Pending SEC approval, shares of the GCG Trust may also be sold to certain qualified pension and retirement plans. The address of the GCG Trust is 1475 Dunwoody Drive, West Chester, PA 19380.

The PIMCO Variable Insurance Trust is also a mutual fund whose shares are available to separate accounts of insurance companies, including Golden American, for both variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The address of the PIMCO Variable Insurance Trust is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

ING Variable Insurance Trust is also a mutual fund whose shares are offered to separate accounts funding variable annuity contracts offered by Golden American. Pending SEC approval, shares of ING Variable Insurance Trust may also be sold to variable annuity and variable life insurance policies offered by other insurance companies, both affiliated and unaffiliated with Golden American. The address of ING Variable Insurance Trust is 1475 Dunwoody Drive, West Chester, PA 19380.

The Prudential Series Fund, Inc. is also a mutual fund whose shares are available to separate accounts funding variable annuity and variable life insurance polices offered by The Prudential Insurance Company of America, its affiliated insurers and other life insurance companies not affiliated with Prudential, including Golden American. The address of the Prudential Series Fund is 751 Broad Street, Newark, NJ 07102.

In the event that, due to differences in tax treatment or other considerations, the interests of contract owners of various contracts participating in the Trusts conflict, we, the Boards of Trustees of the GCG Trust, the PIMCO Variable Insurance Trust, the Warburg Pincus Trust, and the ING Variable Insurance Trust, the Board of Directors of the Prudential Series Fund, Directed Services, Inc., Pacific Investment Management Company, Credit Suisse Asset Management, LLC, ING Mutual Funds Management Co. LLC, The Prudential Insurance Company of America and any other insurance companies participating in the Trusts will monitor events to identify and resolve any material conflicts that may arise.

YOU WILL FIND COMPLETE INFORMATION ABOUT THE GCG TRUST, THE PIMCO
VARIABLE INSURANCE TRUST, ING VARIABLE INSURANCE TRUST, AND THE
PRUDENTIAL SERIES FUND IN THE ACCOMPANYING PROSPECTUS FOR EACH TRUST. YOU SHOULD READ THEM CAREFULLY BEFORE INVESTING.


--------------------------------------------------------------------------------
                   GOLDEN AMERICAN SEPARATE ACCOUNT B
--------------------------------------------------------------------------------

Golden American Separate Account B ("Separate Account B") was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the 1940 Act. Separate Account B is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Separate Account B is divided into subaccounts. Each subaccount invests exclusively in shares of one investment portfolio of the GCG Trust, the PIMCO Variable Insurance Trust, the ING Variable Insurance Trust or the Prudential Series Fund. Each investment portfolio has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a portfolio are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts.

DVAP4SF-108897                         12

We currently offer other variable annuity contracts that invest in Separate Account B but are not discussed in this prospectus. Separate Account B may also invest in other investment portfolios which are not available under your Contract. Under certain circumstances, we may make certain changes to the subaccounts. For more information, see "The Annuity Contract -- Addition, Deletion, or Substitution of Subaccounts and Other Changes."


--------------------------------------------------------------------------------
                        THE INVESTMENT PORTFOLIOS
--------------------------------------------------------------------------------

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios listed in the section below. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT PORTFOLIOS, AND YOU MAY LOSE YOUR PRINCIPAL.

INVESTMENT OBJECTIVES
The investment objective of each investment portfolio is set forth below. You should understand that there is no guarantee that any portfolio will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the portfolio managers anticipate changing economic and market conditions. Separate Account B also has other subaccounts investing in other portfolios which are not available to the Contract described in this prospectus. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE INVESTMENT PORTFOLIOS IN THE PROSPECTUSES FOR THE GCG TRUST, THE PIMCO VARIABLE INSURANCE TRUST, ING VARIABLE INSURANCE TRUST AND THE PRUDENTIAL SERIES FUND. YOU SHOULD READ THESE PROSPECTUSES BEFORE INVESTING.


---------------------------------------------------------------------
INVESTMENT PORTFOLIO      INVESTMENT OBJECTIVE
---------------------------------------------------------------------

   THE GCG TRUST
   Liquid Asset          Seeks high level of current income
                         consistent with the preservation of
                         capital and liquidity.

                         Invests primarily in obligations of the
                         U.S. Government and its agencies and
                         instrumentalities, bank obligations,
                         commercial paper and short-term corporate
                         debt securities.  All securities will
                         mature in less than one year.
                         --------------------------------------------

   Limited Maturity      Seeks highest current income consistent
     Bond                with low risk to principal and liquidity.
                         Also seeks to enhance its total return
                         through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

                         Invests primarily in diversified limited
                         maturity debt securities with average
                         maturity dates of five years or shorter
                         and in no cases more than seven years.
                         --------------------------------------------

   Global Fixed Income   Seeks high total return.

                         Invests primarily in high-grade fixed
                         income securities, both foreign and
                         domestic.
                         --------------------------------------------

   Fully Managed         Seeks, over the long term, a high total
                         investment return consistent with the
                         preservation of capital and with prudent investment risk.

                         Invests primarily in the common stocks of established companies believed by the portfolio manager to have above-average potential for capital growth.

DVAP4SF-108897                         13


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

---------------------------------------------------------------------
INVESTMENT PORTFOLIO      INVESTMENT OBJECTIVE
---------------------------------------------------------------------

   Total Return          Seeks above-average income (compared to a
                         portfolio entirely invested in equity
                         securities) consistent with the prudent
                         employment of capital. Growth of capital and income is a secondary goal.

                         Invests primarily in a combination of
                         equity and fixed income securities.
                         --------------------------------------------

   Asset Allocation      Seeks to maximize total return over the
     Growth              long-term by allocating assets among
                         stocks, bonds, short-term instruments and other investments.

                         Allocates investments primarily in a
                         neutral mix over time of 70% of its
                         assets in stocks, 25% of its assets in
                         bonds, and 5% of its assets in short-term
                         and money market investments.
                         --------------------------------------------

   Equity Income         Seeks substantial dividend income as well
                         as long-term growth of capital.

                         Invests primarily in common stocks of
                         well-established companies paying above-
                         average dividends.
                         --------------------------------------------

   Investors             Seeks long-term growth of capital.
                         Current income is a secondary objective.

                         Invests primarily in equity securities of
                         U.S. Companies and to a lesser degree,
                         debt securities.
                         --------------------------------------------

   Value Equity          Seeks capital appreciation.  Dividend
                         income is a secondary objective.

                         Invests primarily in common stocks of
                         domestic and foreign issuers which meet
                         quantitative standards relating to
                         financial soundness and high intrinsic
                         value relative to price.
                         --------------------------------------------

   Rising Dividends      Seeks capital appreciation.  A secondary
                         objective is dividend income.

                         Invests in equity securities that meet
                         the following quality criteria: regular
                         dividend increases; 35% of earnings
                         reinvested annually; and a credit rating
                         of "A" to "AAA.
                         --------------------------------------------

   Diversified Mid-Cap   Seeks long-term growth of capital.

                         Normally invests at least 65% of its total
                         assets in common stocks of companies with
                         medium market capitalizations.
                         --------------------------------------------

   Managed Global        Seeks capital appreciation.  Current
                         income is only an incidental
                         consideration.

                         Invests primarily in common stocks traded
                         in securities markets throughout the
                         world.
                         --------------------------------------------

   Large Cap Value       Seeks long-term growth of capital and
                         income.

                         Invests primarily in equity and equity-
                         related securities of companies with
                         market capitalization greater than $1
                         billion.
                         --------------------------------------------

   All Cap Seeks capital appreciation through investment in securities which the portfolio manager believes have above-average capital appreciation potential.

                         Invests primarily in equity securities of
                         U.S. companies of any size.
                         --------------------------------------------


DVAP4SF-108897                         14


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

---------------------------------------------------------------------
INVESTMENT PORTFOLIO      INVESTMENT OBJECTIVE
---------------------------------------------------------------------

   Research              Seeks long-term growth of capital and
                         future income.

                         Invests primarily in common stocks or
                         securities convertible into common stocks
                         of companies believed to have better than
                         average prospects for long-term growth.
                         --------------------------------------------
   Capital               Seeks long-term capital growth.
     Appreciation
                         Invests primarily in equity securities
                         believed by the portfolio manager to be
                         undervalued.
                         --------------------------------------------

   Growth and Income     Seeks long-term capital growth and current
                         income.

                         Normally invests up to 75% of its assets in
                         equity securities selected primarily for
                         their growth potential and at least 25% of
                         its assets in securities the portfolio
                         manager believes have income potential.
                         --------------------------------------------

   Capital Growth
                         Seeks long-term total return.
                         Invests primarily in common stocks of
                         companies where the potential for change
                         (earnings acceleration) is significant.
                         --------------------------------------------

   Strategic Equity
                         Seeks capital appreciation.
                         Invests primarily in common stocks of
                         medium- and small-sized companies.

                         --------------------------------------------

   Special Situations    Seeks capital appreciation.
                         Invests primarily in common stocks
                         selected for their capital appreciation
                         potential.  The Portfolio emphasizes
                         "special situation" companies that the
                         portfolio manager believes have been
                         overlooked or undervalued by other
                         investors.
                         --------------------------------------------

   Mid-Cap Growth
                         Seeks long-term growth of capital.
                         Invests primarily in equity securities of
                         companies with medium market
                         capitalization which the portfolio
                         manager believes have above-average
                         growth potential.
                         --------------------------------------------

   Small Cap
                         Seeks long-term capital appreciation.
                         Invests primarily in equity securities of
                         companies that have a total market
                         capitalization within the range of
                         companies in the Russell 2000 Growth
                         Index or the Standard & Poor's Small-Cap
                         600 Index.
                         --------------------------------------------

   Growth
                         Seeks capital appreciation.
                         Invests primarily in common stocks of
                         growth companies that have favorable
                         relationships between price/earnings
                         ratios and growth rates in sectors
                         offering the potential for above-average
                         returns.
                         --------------------------------------------

   Real Estate
                         Seeks capital appreciation.  Current
                         income is a secondary objective.
                         Invests primarily in publicly-traded real
                         estate equity securities.
                         --------------------------------------------


DVAP4SF-108897                         15


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

---------------------------------------------------------------------
INVESTMENT PORTFOLIO      INVESTMENT OBJECTIVE
---------------------------------------------------------------------

   Hard Assets
                         Seeks long-term capital appreciation.
                         Invests primarily in hard asset
                         securities.  Hard asset companies produce
                         a commodity which the portfolio manager
                         is able to price on a daily or weekly
                         basis.
                         --------------------------------------------

   Developing World
                         Seeks capital appreciation.
                         Invests primarily in equity securities of
                         companies in developing or emerging
                         countries.
                         --------------------------------------------
   Emerging Markets      Seeks long-term capital appreciation.

                         Invests primarily in equity securities of
                         companies in at least six different
                         emerging market countries.
                         --------------------------------------------

   THE PIMCO VARIABLE INSURANCE TRUST
   PIMCO High Yield      Seeks to maximize total return,
     Bond                consistent with preservation of capital
                         and prudent investment management.

                         Invests at least 65% of its assets in a
                         diversified portfolio of junk bonds rated
                         at least B by Moody's Investor Services,
                         Inc. or Standard & Poor's or, if unrated,
                         determined by the portfolio manager to be
                         of comparable quality.
                         --------------------------------------------

   PIMCO StocksPLUS      Seeks to achieve a total return which
     Growth and Income   exceeds the total return performance of
                         the S&P 500.

                         Invests primarily in common stocks,
                         options, futures, options on futures and
                         swaps.
                         --------------------------------------------

   ING VARIABLE INSURANCE TRUST
   ING Global Brand      Seeks to provide investors with long-term
     Names Fund          capital appreciation.

                         Invests at least 65% of its total assets in equity securities of companies that have a well recognized franchise, a global presence and derive most of their revenues from sales of consumer goods.

                         --------------------------------------------

   THE PRUDENTIAL SERIES FUND
   Prudential Jennison   Seeks long-term growth of capital.
                         Invests primarily in companies that have shown growth in earnings and sales, high return on equity and assets or other strong financial data and are also attractively valued in the opinion of the manager. Dividend income from investments will be incidental.

                         --------------------------------------------

   SP Jennison           Seeks long-term growth of capital.
     International
     Growth              Invests primarily in equity-related
                         securities of issuers located in at least
                         five different foreign countries.
                         --------------------------------------------


DVAP4SF-108897                         16

INVESTMENT MANAGEMENT FEES
Directed Services, Inc. serves as the overall manager to each portfolio of the GCG Trust. The GCG Trust pays Directed Services a monthly fee for its investment advisory and management services. The monthly fee is based on the average daily net assets of an investment portfolio, and in some cases, the combined total assets of certain grouped portfolios. Directed Services provides or procures, at its own expense, the services necessary for the operation of the portfolios, including retaining portfolio managers to manage the assets of the various portfolios. Directed Services (and not the GCG Trust) pays each portfolio manager a monthly fee for managing the assets of a portfolio, based on the annual rate of the average daily net assets of a portfolio. For a list of the portfolio managers, see the front cover of this prospectus. Directed Services does not bear the expense of brokerage fees and other transactional expenses for securities, taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

Pacific Investment Management Company ("PIMCO") serves as investment advisor to each portfolio of the PIMCO Variable Insurance Trust. PIMCO provides the overall business management and administrative services necessary for each portfolio's operation. PIMCO provides or procures, at its own expense, the services and information necessary for the proper conduct of business and ordinary operation of each portfolio. The PIMCO Variable Insurance Trust pays PIMCO a monthly advisory fee and a separate monthly administrative fee per year, each fee based on the average daily net assets of each of the investment portfolios, for managing the assets of the portfolios and for administering the PIMCO Variable Insurance Trust. PIMCO does not bear the expense of brokerage fees and other transactional expenses for securities, taxes (if any) paid by a portfolio, interest on borrowing, fees and expense of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

ING Mutual Funds Management Co. LLC ("ING MFMC") serves as the overall manager of ING Variable Insurance Trust. ING MFMC supervises all aspects of the Trust's operations and provides investment advisory services to the portfolios of the Trust, including engaging portfolio managers, as well as monitoring and evaluating the management of the assets of each portfolio by its portfolio manager. ING MFMC, as well as each portfolio manager it engages, is a wholly owned indirect subsidiary of ING Groep N.V.

The Prudential Insurance Company of America ("Prudential") and its subsidiary, Prudential Investments Fund Management LLC ("PIFM") serve as the overall investment advisers to the Prudential Series Fund.
Prudential and PIFM are responsible for the management of the Prudential Series Fund and provide investment advice and related services. For the Prudential Jennison Portfolio and SP Jennison International Growth Portfolio, Prudential and PIFM engage Jennison Associates LLC to serve as sub-adviser and to provide day-to-day management. Prudential and PIFM pay the sub-adviser out of the fee they receive from the Prudential Series Fund.

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, three portfolios deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of shares of the applicable portfolio. For 1999, total portfolio fees and charges ranged from 0.56% to 1.75%. See "Fees and Expenses" in this prospectus.

We may receive compensation from the investment advisors, administrators and distributors or directly from the portfolios in connection with administrative, distribution or other services and cost savings attributable to our services. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Contract. The compensation paid by advisors, administrators or distributors may vary.

YOU CAN FIND MORE DETAILED INFORMATION ABOUT EACH PORTFOLIO INCLUDING ITS MANAGEMENT FEES IN THE PROSPECTUS FOR EACH TRUST. YOU SHOULD READ THESE PROSPECTUSES BEFORE INVESTING.

RESTRICTED FUNDS
We may designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may establish any such limitation, at our discretion, as a percentage of premium or contract value or as a specified dollar amount and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. We may, with 30 days notice to you,

DVAP4SF-108897                         17
designate any investment portfolio as a Restricted Fund or change the limitations on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. If a change is made with regard to designation as a Restricted Fund or applicable limitations, such change will apply only to transactions effected after such change.

We limit your investment in the Restricted Funds on both an aggregate basis for all Restricted Funds and for each individual Restricted Fund. The aggregate limits for investment in all Restricted Funds are expressed as a percentage of contract value, percentage of premium and maximum dollar amount. Currently, your investment in two or more Restricted Funds would be subject to each of the following three limitations: no more than 30 percent of contract value, up to 100 percent of each premium and no more than $999,999,999. We may change these limits, in our discretion, for new contracts, premiums, transfers or withdrawals.

We also limit your investment in each individual Restricted Fund. The limits for investment in each Restricted Fund are expressed as a percentage of contract value, percentage of premium and maximum dollar amount. Currently, the limits for investment in an individual Restricted Fund are the same as the aggregate limits set forth above. We may change these limits, in our discretion, for new contracts, premiums, transfers or withdrawals.

We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g. premium payments, reallocations, withdrawals, dollar cost averaging). If the contract value in the Restricted Fund has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of contract value from the Restricted Fund. However, if an aggregate limit has been exceeded, withdrawals must be taken either from the Restricted Funds or taken pro-rata from all investment options in which contract value is allocated, so that the percentage of contract value in the Restricted Funds following the withdrawal is less or equal to the percentage of contract value in the Restricted Funds prior to the withdrawal.

We will not permit transfer to the Restricted Funds to the extent that it would increase the contract value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above. We will not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total contract value in Restricted Funds, the reallocation will be permitted even if the percentage of contract value in a Restricted Fund is greater than its limit.

Please see "Withdrawals" and "Transfers Among Your Investments" in this prospectus for more information on the effect of Restricted Funds.


--------------------------------------------------------------------------------
                      THE FIXED INTEREST ALLOCATION
--------------------------------------------------------------------------------

You may allocate premium payments and transfer your contract value to the guaranteed interest periods of our Fixed Account at any time during the accumulation period. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Allocation for the guaranteed interest period you select. We currently offer guaranteed interest periods of 6 months, 1, 3, 5, 7 and 10 years, although we may not offer all these periods in the future. You may select one or more guaranteed interest periods at any one time. We will credit your Fixed Interest Allocation with a guaranteed interest rate for the interest period you select, so long as you do not withdraw money from that Fixed Interest Allocation before the end of the guaranteed interest period. Each guaranteed interest period ends on its maturity date which is the last day of the month in which the interest period is scheduled to expire.

If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Allocation more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction. A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer or annuitize, depending on current interest rates at the time of the transaction. YOU BEAR THE RISK THAT YOU MAY RECEIVE LESS THAN YOUR PRINCIPAL IF WE APPLY A MARKET VALUE ADJUSTMENT.

DVAP4SF-108897                         18

Assets supporting amounts allocated to the Fixed Account are available to fund the claims of all classes of our customer, contract owners and other creditors. Interests under your Contract relating to the Fixed Account are registered under the Securities Act of 1933, but the Fixed Account is not registered under the 1940 Act.

SELECTING A GUARANTEED INTEREST PERIOD
You may select one or more Fixed Interest Allocations with specified guaranteed interest periods. A guaranteed interest period is the period that a rate of interest is guaranteed to be credited to your Fixed Interest Allocation. We may at any time decrease or increase the number of guaranteed interest periods offered. In addition, we may offer DCA Fixed Interest Allocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively in connection with our dollar cost averaging program. For more information on DCA Fixed Interest Allocations, see "Transfers Among Your Investments -- Dollar Cost Averaging."

Your contract value in the Fixed Account is the sum of your Fixed
Interest Allocations and the interest credited as adjusted for any withdrawals (including any Market Value Adjustment applied to such withdrawal), transfers or other charges we may impose. Your Fixed Interest Allocation will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of contract value.
We will credit interest daily at a rate which yields the quoted guaranteed interest rate.

GUARANTEED INTEREST RATES
Each Fixed Interest Allocation will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods. We determine guaranteed interest rates at our sole discretion. To find out the current guaranteed interest rate for a guaranteed interest period you are interested in, please contact our Customer Service Center or your registered representative. The determination may be influenced by the interest rates on fixed income investments in which we may invest with the amounts we receive under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities (i.e., rated by Standard & Poor's rating system to be suitable for prudent investors) although we are not obligated to invest according to any particular strategy, except as may be required by applicable law. You will have no direct or indirect interest in these investments. We will also consider other factors in determining the guaranteed interest rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates but no Fixed Interest Allocation will ever have a guaranteed interest rate of less than 3% per year.

We may from time to time at our discretion offer interest rate specials for new premiums that are higher than the current base interest rate then offered. Renewal rates for such rate specials will be based on the base interest rate and not on the special rates initially declared.

TRANSFERS FROM A FIXED INTEREST ALLOCATION
You may transfer your contract value in a Fixed Interest Allocation to one or more new Fixed Interest Allocations with new guaranteed interest periods, or to any of the subaccounts of Separate Account B. We will transfer amounts from your Fixed Interest Allocations starting with the guaranteed interest period nearest its maturity date until we have honored your transfer request.

The minimum amount that you can transfer to or from any Fixed Interest Allocation is $100. If a transfer request would reduce the contract value remaining in a Fixed Interest Allocation to less than $100, we will treat such transfer request as a request to transfer the entire contract value in such Fixed Interest Allocation. Transfers from a Fixed Interest Allocation may be subject to a Market Value Adjustment. If you have a special Fixed Interest Allocation that was offered exclusively with our dollar cost averaging program, cancelling dollar cost averaging will cause a transfer of the entire contract value in such Fixed Interest Allocation to the Liquid Asset subaccount, and such a transfer will be subject to a Market Value Adjustment.

DVAP4SF-108897                         19


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

On the maturity date of a guaranteed interest period, you may transfer amounts from the applicable Fixed Interest Allocation to the subaccounts and/or to new Fixed Interest Allocations with guaranteed interest periods of any length we are offering at that time. You may not, however, transfer amounts to any Fixed Interest Allocation with a guaranteed interest period that extends beyond the annuity start date.

At least 30 calendar days before a maturity date of any of your Fixed Interest Allocations, or earlier if required by state law, we will send you a notice of the guaranteed interest periods that are available. You must notify us which subaccounts or new guaranteed interest periods you have selected before the maturity date of your Fixed Interest Allocations. If we do not receive timely instructions from you, we will transfer the contract value in the maturing Fixed Interest Allocation to a new Fixed Interest Allocation with a guaranteed interest period that is the same as the expiring guaranteed interest period. If such guaranteed interest period is not available or would go beyond the annuity start date, we will transfer your contract value in the maturing Fixed Interest Allocation to the next shortest guaranteed interest period which does not go beyond the annuity start date. If no such guaranteed interest period is available, we will transfer the contract value to a subaccount specially designated by the Company for such purpose. Currently we use the Liquid Asset subaccount for such purpose.

Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Allocations during specified periods while the rider is in effect. See "Optional Riders."

WITHDRAWALS FROM A FIXED INTEREST ALLOCATION
During the accumulation phase, you may withdraw a portion of your contract value in any Fixed Interest Allocation. You may make systematic withdrawals of only the interest earned during the prior month, quarter or year, depending on the frequency chosen, from a Fixed Interest Allocation under our systematic withdrawal option. Systematic withdrawals from a Fixed Interest Allocation are not permitted if such Fixed Interest Allocation is currently participating in the dollar cost averaging program. A withdrawal from a Fixed Interest Allocation may be subject to a Market Value Adjustment and, in some cases, a surrender charge. Be aware that withdrawals may have federal income tax consequences, including a 10% penalty tax, as well as state income tax consequences.

If you tell us the Fixed Interest Allocation from which your withdrawal will be made, we will assess the withdrawal against that Fixed Interest Allocation. If you do not, we will assess your withdrawal against the subaccounts in which you are invested, unless the withdrawal exceeds the contract value in the subaccounts. If there is no contract value in those subaccounts, we will deduct your withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request.
Please be aware that the benefit we pay under any of the optional riders will be reduced by any withdrawals you make from the Fixed Interest
Allocations during the period while the rider is in effect.   See
"Optional Riders."

MARKET VALUE ADJUSTMENT
A Market Value Adjustment may decrease, increase or have no effect on your contract value. We will apply a Market Value Adjustment (i) whenever you withdraw or transfer money from a Fixed Interest Allocation (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program) and (ii) if on the annuity start date a guaranteed interest period for any Fixed Interest Allocation does not end on or within 30 days of the annuity start date.

We determine the Market Value Adjustment by multiplying the amount you withdraw, transfer or apply to an income plan by the following factor:

DVAP4SF-108897                         20

                                            N/365
                         ((1+I)/(1+J+.0025))      -1

Where,

    o "I" is the Index Rate for a Fixed Interest Allocation on the first day of the guaranteed interest period;

    o  "J" is equal to the following:

       (1)If calculated for a Fixed Interest Allocation of 1 year or more, then "J" is the Index Rate for a new Fixed Interest Allocation with a guaranteed interest period equal to the time remaining (rounded up to the next full year except in Pennsylvania) in the guaranteed interest period;

       (2)If calculated for a Fixed Interest Allocation of 6 months, then "J" is the lesser of the Index Rate for a new Fixed Interest Allocation with (i) a 6 month guaranteed interest period, or (ii) a 1 year guaranteed interest period, at the time of calculation; and

    o "N" is the remaining number of days in the guaranteed interest period at the time of calculation.

The Index Rate is the average of the Ask Yields for U.S. Treasury Strips as quoted by a national quoting service for a period equal to the applicable guaranteed interest period. The average currently is based on the period starting from the 22nd day of the calendar month two months prior to the month of the Index Rate determination and ending the 21st day of the calendar month immediately before the month of determination.
We currently calculate the Index Rate once each calendar month but have the right to calculate it more frequently. The Index Rate will always be based on a period of at least 28 days. If the Ask Yields are no longer available, we will determine the Index Rate by using a suitable and approved, if required, replacement method.

A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your contract value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your contract value. In the event of a full surrender, transfer or annuitization from a Fixed Interest Allocation, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred or annuitized. In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds your contract value in the Fixed Interest Allocation, we will consider your request to be a full surrender, transfer or annuitization of the Fixed Interest Allocation.

Several examples which illustrate how the Market Value Adjustment works are included in Appendix B.


--------------------------------------------------------------------------------
                              SPECIAL FUNDS
--------------------------------------------------------------------------------

We use the term Special Funds in the discussion of the enhanced death benefit options and the optional riders. The Special Funds currently include to the Liquid Asset subaccount, Limited Maturity Bond subaccount and the Fixed Interest Allocations. The Company may, at any time, designate new and/or existing subaccounts as a Special Fund with 30 days notice with respect to new premiums added or transfers to such subaccounts. Such subaccounts will include those that, due to their volatility, are excluded from the death benefit and living benefit guarantees that may otherwise be provided.

DVAP4SF-108897                         21


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


--------------------------------------------------------------------------------
                          THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available mutual fund portfolios of the GCG Trust, the PIMCO Variable Insurance Trust, the ING Variable Insurance Trust and the Prudential Series Fund through Separate Account
B. It also provides a means for you to invest in a Fixed Interest Allocation through the Fixed Account.

CONTRACT DATE AND CONTRACT YEAR
The date the Contract became effective is the contract date. Each 12-month period following the contract date is a contract year.

ANNUITY START DATE
The annuity start date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the annuity start date. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

CONTRACT OWNER
You are the contract owner. You are also the annuitant unless another annuitant is named in the application. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable death benefit if such death benefit is available for multiple owners.

The death benefit becomes payable when you die. In the case of a sole contract owner who dies before the income phase begins, we will pay the beneficiary the death benefit then due. The sole contract owner's estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the contract owner. In the case of a joint owner of the Contract dying before the income phase begins, we will designate the surviving contract owner as the beneficiary. This will override any previous beneficiary designation.

If the contract owner is a trust and a beneficial owner of the trust has been designated, the beneficial owner will be treated as the contract owner for determining the death benefit. If a beneficial owner is changed or added after the contract date, this will be treated as a change of contract owner for determining the death benefit. If no beneficial owner of the Trust has been designated, the availability of enhanced death benefits will be based on the age of the annuitant at the time you purchase the Contract.

JOINT OWNER. For non-qualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the death benefit
will be payable.   Joint owners may only select the Standard Death
Benefit option. Upon adding an additional owner to a contract which was issued with an Enhanced Death Benefit option, generally, your death benefit will be changed automatically to a Standard Death Benefit and your mortality and expense risk charges will be lowered correspondingly to that which is charged under the Standard Death Benefit Option. Also note that if any owner's age is 86 or greater, even the standard death benefit guarantee will also be lost. Note that returning a Contract to single owner status will not restore any Enhanced Death Benefit. Unless otherwise specified, the term "age" when used for joint owners shall mean the age of the oldest owner.

Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the death benefit. See "Change of Contract Owner or Beneficiary" below. If you have elected an enhanced death

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benefit, and you add a joint owner, if the older joint owner is attained age 85 or under, the enhanced death benefit from the date of change will end, and the Standard Death Benefit will apply. For all death benefit options, if the older joint owner's attained age is 86 or over on the date of the ownership change, the death benefit will be the cash surrender value.

ANNUITANT
The annuitant is the person designated by you to be the measuring life in determining annuity payments. The annuitant's age determines when the income phase must begin and the amount of the annuity payments to be paid. You are the annuitant unless you choose to name another person. The annuitant may not be changed after the Contract is in effect.

The contract owner will receive the annuity benefits of the Contract if the annuitant is living on the annuity start date. If the annuitant dies before the annuity start date and a contingent annuitant has been named, the contingent annuitant becomes the annuitant (unless the contract owner is not an individual, in which case the death benefit becomes payable).

If there is no contingent annuitant when the annuitant dies before the annuity start date, the contract owner will become the annuitant. The contract owner may designate a new annuitant within 60 days of the death of the annuitant.

If there is no contingent annuitant when the annuitant dies before the annuity start date and the contract owner is not an individual, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the contract owner will be the beneficiary. If the annuitant was the sole contract owner and there is no beneficiary designation, the annuitant's estate will be the beneficiary.

Regardless of whether a death benefit is payable, if the annuitant dies and any contract owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax advisor for more information if you are not an individual.

BENEFICIARY
The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds and who becomes the successor contract owner if the contract owner (or the annuitant if the contract owner is other than an individual) dies before the annuity start date. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).

If the beneficiary dies before the annuitant or the contract owner, the death benefit proceeds are paid to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the contract owner's estate.

One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries. You have the right to change beneficiaries during the annuitant's lifetime unless you have designated an irrevocable beneficiary. When an irrevocable beneficiary has been designated, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract.

CHANGE OF CONTRACT OWNER OR BENEFICIARY. During the annuitant's lifetime, you may transfer ownership of a non-qualified Contract. A change in ownership may affect the amount of the death benefit, the guaranteed minimum death benefit and/or the death benefit applied to the contract. The new owner's age, as of the date of the change, will be used as the basis for determining which option to use. The new owner's death will determine when a death benefit is payable.

If you have elected the Standard Death Benefit option, the minimum guaranteed death benefit will continue if the new owner is age 85 or under on the date of the ownership change. For all other death benefit options,

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if the new owner is age 79 or under on the date that ownership changes, the minimum guaranteed death benefit will continue. If the new owner is age 80 to 85, the enhanced death benefit will end, and the death benefit will become the Standard Death Benefit. The mortality and expense risk charge will reflect this change in death benefit. For all death benefit options, if the new owner's attained age is 86 or over on the date of the ownership change, the death benefit will be the cash surrender value. Please note that once a death benefit has been changed due to a change in owner, a subsequent change to a younger owner will not restore any Enhanced Death Benefits.

You may also change the beneficiary. All requests for changes must be in writing and submitted to our Customer Service Center in good order. The change will be effective as of the day you sign the request. The change will not affect any payment made or action taken by us before recording the change.

PURCHASE AND AVAILABILITY OF THE CONTRACT
We will issue a Contract only if both the annuitant and the contract owner are not older than age 85.

The initial premium payment must be $10,000 or more ($1,500 for qualified Contracts). You may make additional payments of at least $500 or more ($250 for qualified Contracts) at any time after the free look period before you turn age 85. Under certain circumstances, we may waive the minimum premium payment requirement. We may change the minimum initial or additional premium requirements for certain group or sponsored arrangements. Any initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval.

IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other benefits including death benefits and the ability to receive a lifetime income. See "Fees and Expenses" in this prospectus.

CREDITING OF PREMIUM PAYMENTS
We will process your initial premium within 2 business days after receipt, if the application and all information necessary for processing the Contract are complete. Subsequent premium payments will be processed within 1 business day if we receive all information necessary. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain your initial premium payment for up to 5 business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed.

We will allocate your initial payment according to the instructions you specified. If a subaccount is not available or requested in error, we will make inquiry about a replacement subaccount. If we are unable to reach you or your representative, we will consider the application incomplete. For initial premium payments, the payment will be credited at the accumulation unit value next determined after we receive your premium payment and the completed application. Once the completed application is received, we will allocate the payment to the subaccounts and/or Fixed Interest Allocation specified by you within 2 business days.

We will make inquiry to discover any missing information related to subsequent payments. We will allocate the subsequent payment(s) pro rata according to the current variable subaccount allocation unless you specify otherwise. Any fixed allocation(s) will not be considered in the pro rata calculations. If a subaccount is no longer available or requested in error, we will allocate the subsequent payment(s) proportionally among the other subaccount(s) in your current allocation or your allocation instructions For any subsequent premium payments, the payment will be credited at the accumulation unit value next determined after receipt of your premium payment and instructions.

Once we allocate your premium payment to the subaccounts selected by you, we convert the premium payment into accumulation units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an accumulation unit for the subaccount to determine the number of


DVAP4SF-108897                         24


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

accumulation units of the subaccount to be held in Separate Account B with respect to your Contract. The net investment results of each subaccount vary with its investment performance.

If your premium payment was transmitted by wire order from your broker-dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker-dealer.

    (1)If either your state or broker-dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within 5 days of the premium payment. If we do not receive the application or form within 5 days of the premium payment, we will refund the contract value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid, in which case we will comply.

    (2)If your state and broker-dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you, together with an Application Acknowledgement Statement for your execution. Until our Customer Service Center receives the executed Application Acknowledgement Statement, neither you nor the broker-dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

In some states, we may require that an initial premium designated for a subaccount of Separate Account B or the Fixed Account be allocated to a subaccount specially designated by the Company (currently, the Liquid Asset subaccount) during the free look period. After the free look period, we will convert your contract value (your initial premium plus any earnings less any expenses) into accumulation units of the subaccounts you previously selected. The accumulation units will be allocated based on the accumulation unit value next computed for each subaccount. Initial premiums designated for Fixed Interest Allocations will be allocated to a Fixed Interest Allocation with the guaranteed interest period you have chosen; however, in the future we may allocate the premiums to the specially designated subaccount during the free look period.

ADMINISTRATIVE PROCEDURES
We may accept a request for Contract service in writing, by telephone, or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the contract value next determined only after you have met all administrative requirements.

CONTRACT VALUE
We determine your contract value on a daily basis beginning on the contract date. Your contract value is the sum of (a) the contract value in the Fixed Interest Allocations, and (b) the contract value in each subaccount in which you are invested.

  CONTRACT VALUE IN FIXED INTEREST ALLOCATIONS. The contract value in your Fixed Interest Allocation is the sum of premium payments allocated to the Fixed Interest Allocation under the Contract, plus contract value transferred to the Fixed Interest Allocation, plus credited interest, minus any transfers and withdrawals from the Fixed Interest Allocation (including any Market Value Adjustment applied to such withdrawal), contract fees (including, in some cases, fees for optional benefit riders), and premium taxes.

  CONTRACT VALUE IN THE SUBACCOUNTS. On the contract date, the contract value in the subaccount in which you are invested is equal to the initial premium paid and designated to be allocated to the subaccount. On the contract date, we allocate your contract value to each subaccount and/or a Fixed Interest Allocation specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period, in which case, the portion of your initial premium not allocated to a Fixed Interest Allocation may be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Liquid Asset subaccount).

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On each business day after the contract date, we calculate the amount of contract value in each subaccount as follows:

    (1)We take the contract value in the subaccount at the end of the preceding business day.

    (2)We multiply (1) by the subaccount's Net Investment Factor since the preceding business day.

    (3)We add (1) and (2).

    (4)We add to (3) any additional premium payments, and then add or subtract any transfers to or from that subaccount.

    (5)We subtract from (4) any withdrawals and any related charges, and then subtract any contract fees (including any rider charges) and premium taxes.

CASH SURRENDER VALUE
The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value will fluctuate daily based on the investment results of the subaccounts in which you are invested and interest credited to Fixed Interest Allocations and any Market Value Adjustment. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your contract value, then we deduct any surrender charge, any charge for premium taxes, the annual contract and administrative fee (unless waived), any optional benefit riders charge, and any other charges incurred but not yet deducted. Finally, we adjust for any Market Value Adjustment.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE
You may surrender the Contract at any time while the annuitant is living and before the annuity start date. A surrender will be effective on the date your written request and the Contract are received at our Customer Service Center. We will determine and pay the cash surrender value at the price next determined after receipt of all paperwork required in order for us to process your surrender. Once paid, all benefits under the Contract will be terminated. For administrative purposes, we will transfer your money to a specially designated subaccount (currently the Liquid Asset subaccount) prior to processing the surrender. This transfer will have no effect on your cash surrender value. You may receive the cash surrender value in a single sum payment or apply it under one or more annuity options. We will usually pay the cash surrender value within 7 days.

Consult your tax adviser regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59 1/2 may result in a 10% tax penalty. See "Federal Tax Considerations" for more details.

THE SUBACCOUNTS
Each of the 32 subaccounts of Separate Account B offered under this prospectus invests in an investment portfolio with its own distinct investment objectives and policies. Each subaccount of Separate Account B invests in a corresponding portfolio of the GCG Trust, a corresponding portfolio of the PIMCO Variable Insurance Trust, a corresponding portfolio of the ING Variable Insurance Trust or a corresponding portfolio of the Prudential Series Fund.

ADDITION, DELETION OR SUBSTITUTION OF SUBACCOUNTS AND OTHER CHANGES
We may make additional subaccounts available to you under the Contract. These subaccounts will invest in investment portfolios we find suitable for your Contract.

We may amend the Contract to conform to applicable laws or governmental regulations. If we feel that investment in any of the investment portfolios has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) substitute another portfolio for existing and future investments. If you have elected the dollar cost averaging, systematic withdrawals, or automatic rebalancing programs or if you have other outstanding instructions, and we substitute or

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otherwise eliminate a portfolio subject to those instructions, we will execute your instructions using the substituted or proposed replacement portfolio, unless you request otherwise.

We also reserve the right to: (i) deregister Separate Account B under the 1940 Act; (ii) operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust; (iii) operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (iv) restrict or eliminate any voting rights as to Separate Account B; and (v) combine Separate Account B with other accounts.

We will, of course, provide you with written notice before any of these changes are effected.

THE FIXED ACCOUNT
The Fixed Account is a segregated asset account which contains the assets that support a contract owner's Fixed Interest Allocations. See "The Fixed Interest Allocations" for more information.

OPTIONAL RIDERS
Subject to state availability, you may elect one of three optional benefit riders discussed below. You may not add more than one of these three riders to your Contract. There is a separate charge for each rider. Once elected, the riders generally may not be cancelled. This means once you add the rider, you may not remove it, and charges will be assessed regardless of the performance of your Contract. Please see "Charges and Fees -- Optional Rider Charges" for information on rider charges.

The following describes the optional riders for contract owners purchasing Contracts on or after January 1, 2001. If you purchased your Contract prior to that date, please see Appendix F for a description of the calculation of the optional rider benefits applicable under your Contract.

THE OPTIONAL RIDERS MAY NOT BE AVAILABLE FOR ALL INVESTORS. YOU SHOULD ANALYZE EACH RIDER THOROUGHLY AND UNDERSTAND IT COMPLETELY BEFORE YOU SELECT ANY. THE OPTIONAL RIDERS DO NOT
GUARANTEE ANY RETURN OF PRINCIPAL OR PREMIUM PAYMENTS AND DO NOT GUARANTEE PERFORMANCE OF ANY SPECIFIC INVESTMENT PORTFOLIO UNDER THE CONTRACT. YOU SHOULD CONSULT A QUALIFIED FINANCIAL ADVISER IN EVALUATING THE RIDERS.

THE OPTIONAL RIDERS MAY NOT BE APPROVED IN ALL STATES. CHECK WITH OUR CUSTOMER SERVICE CENTER FOR AVAILABILITY IN YOUR STATE. THE TELEPHONE NUMBER IS (800) 366-0066.

RIDER DATE. We use the term rider date in the discussion of the optional benefit riders below. The rider date is the date an optional benefit rider becomes effective. The rider date is also the contract date if the rider was purchased at the time the Contract is issued.

NO CANCELLATION. Once you purchase a rider, the rider may not be cancelled, unless you cancel the Contract during the Contract's free look period, surrender, annuitize or otherwise terminate the Contract which automatically cancels any attached rider. Once the Contract continues beyond the free look period, you may not at any time cancel the rider, except with respect to a one-time right to cancel the twenty-year option of the Minimum Guaranteed Accumulation Benefit rider under specified conditions. The Company may, at its discretion, cancel and/or replace a rider at your request in order to renew or reset a rider.

TERMINATION. The optional riders are "living benefits." This means that the guaranteed benefits offered by the riders are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional riders automatically terminate (and all benefits under the rider will cease) if you annuitize, surrender or otherwise terminate your Contract or die (first owner to die if there are multiple contract owners, or at death of annuitant if contract owner is not a natural person), unless your

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spouse beneficiary elects to continue
the Contract, during the accumulation phase. The optional rider will also terminate if there is a change in contract ownership (other than a spousal beneficiary continuation on your death). Other circumstances which may cause a particular optional rider to terminate automatically one discussed below with the applicable rider.

MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB) RIDER. The MGAB rider is an optional benefit which provides you with an MGAB benefit intended to guarantee a minimum contract value at the end of a specified waiting period. The MGAB is a one-time adjustment to your contract value in the event your contract value on the MGAB Benefit Date is less than the MGAB Base. The MGAB rider may offer you protection in the event your Contract loses value during the MGAB waiting period. For a discussion of the charges we deduct under the MGAB rider, see "Optional Rider Charges."

The MGAB rider offers a ten-year option and a twenty-year option, of which you may purchase only one. The ten-year option has a waiting period of ten years and, other than for allocations to Special Funds, guarantees that your contract value at the end of ten years will at least equal your initial premium payment, reduced pro rata for withdrawals. Transfers made within 3 years prior to the MGAB Benefit Date will also reduce the benefit pro rata. The twenty-year option has a waiting period of twenty years and, other than allocations to Special Funds, guarantees that your contract value at the end of twenty years will at least equal two times your initial premium payment, reduced pro rata for withdrawals and reduced for transfers made within 3 years prior to the MGAB Benefit Date. If you add the 20 year option rider after the contract date, any payment of premiums after the rider date, and/or investments in the Special Funds, may prevent the MGAB Base from doubling over the waiting period. On the MGAB Benefit Date, which is the next business day after the applicable waiting period, we calculate your Minimum Guaranteed Accumulation Benefit.

  CALCULATING THE MGAB.  We calculate your MGAB as follows:

    1. WE FIRST DETERMINE YOUR MGAB BASE. The MGAB Base is only a calculation used to determine the MGAB. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your annuity income, cash surrender value and death benefits.

       The MGAB Base is tracked separately for Special and Non-Special Funds, based on the initial allocation of premium (or contract value), subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The aggregate MGAB Base is used to determine the MGAB on the MGAB Benefit Date. THE AGGREGATE MGAB BASE EQUALS THE SUM OF (1) THE LESSER OF THE MGAB BASE ALLOCATED TO SPECIAL FUNDS AND THE CONTRACT VALUE IN THE SPECIAL FUNDS; AND (2) THE MGAB BASE FOR NON-SPECIAL FUNDS. THUS, INVESTING IN THE SPECIAL FUNDS MAY LIMIT THE MGAB BENEFIT.

       If you purchased the MGAB rider on the contract date, and

       (i) elected the ten-year option, your MGAB Base for Special and Non-Special Funds is equal to your initial premium plus any additional premium added to your Contract during the 2-year period after your rider date, reduced pro rata for any withdrawals and reduced for any transfers made within 3 years prior to the MGAB Benefit Date; or

      (ii)elected the twenty-year option your MGAB Base for Special and Non-Special Funds is equal to your initial premium, plus any additional premium added to your Contract during the 2-year period after your contract date, accumulated at the MGAB Rates reduced pro rata for any withdrawals and reduced for any transfers made within 3 years prior to the MGAB Benefit Date. The MGAB Rate is the annual effective rate of 3.5265%. Accumulation of eligible additional premiums starts on the date the premium was received.

       Net transfers from Special Funds to Non-Special Funds will reduce the MGAB Base and MGAB Charge Base allocated to Special Funds on a pro-rata basis. If the transfer is made more than 3 years before the Benefit Date, there will be a corresponding increase in the MGAB Base for Non-

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       Special Funds equal to the lesser of the
       reduction in the MGAB Base for Special Funds and the net contract value transferred.

       Net transfers from Non-Special Funds to Special Funds will reduce the MGAB Base and MGAB Charge Base allocated to Non-Special Funds on a pro-rata basis. If the transfer is made more than 3 years before the Benefit Date, there will be a corresponding increase in the MGAB Base for Special Funds equal to the reduction in the MGAB Base for Non-Special Funds.

       If you purchased the MGAB rider after the contract date, your MGAB Base is equal to your contract value on the rider date, plus premiums added during the 2-year period after your rider date. Withdrawals taken while the MGAB rider is in effect, as well as transfers made within 3 years prior to the MGAB Benefit Date, will reduce the value of your MGAB Base pro rata. This means that the MGAB Base (and the MGAB Charge Base) will be reduced by the same percent as the percent of contract value that was withdrawn (or transferred). We will look to your contract value immediately before the withdrawal or transfer when we determine this percent.

       ONLY PREMIUMS ADDED TO YOUR CONTRACT DURING THE 2-YEAR PERIOD AFTER YOUR RIDER DATE ARE INCLUDED IN THE MGAB BASE. ANY ADDITIONAL PREMIUM PAYMENTS YOU ADDED TO YOUR CONTRACT AFTER THE SECOND RIDER ANNIVERSARY ARE NOT INCLUDED IN THE MGAB BASE. Thus, the MGAB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.

    2. WE THEN SUBTRACT YOUR CONTRACT VALUE ON THE MGAB BENEFIT DATE FROM YOUR AGGREGATE MGAB BASE. The contract value that we subtract includes both the contract value in the subaccounts in which you are invested and the contract value in your Fixed Interest
       Allocations, if any.

    3. ANY POSITIVE DIFFERENCE IS YOUR MGAB. If there is a MGAB, we will automatically credit it to the subaccounts in which you are invested pro rata based on the proportions of your then contract value in the subaccounts on that date, unless you have previously given us other allocation instructions. If you do not have an investment in any subaccount on the MGAB Benefit Date, we will allocate the MGAB to the Liquid Asset subaccount on your behalf. After the crediting of the MGAB, the amount of your annuity income, cash surrender value and death benefits will reflect the crediting of the MGAB to your contract value to the extent the contract value is used to determine such value.


  PURCHASE. To purchase the MGAB rider, you must be age 80 or younger on the rider date if you choose the ten-year option and age 65 or younger on the rider date if you choose the twenty-year option. The waiting period must end at or before your annuity start date. The MGAB rider may be purchased (i) on the contract date, and (ii) within 30 days following the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

  THE MGAB BENEFIT DATE. If you purchased the MGAB rider on the contract date or added the MGAB rider within 30 days following the contract date, the MGAB Benefit Date is your 10th contract anniversary for the ten-year option or 20th contract anniversary for the twenty-year option. If you added the MGAB rider during the 30-day period preceding your first contract anniversary after the date of this prospectus, your MGAB Benefit Date will be the first contract anniversary occurring after 10 years (for the ten-year option) or 20 years (for the twenty-year option) after the rider date. The MGAB rider is not available if the MGAB Benefit Date would fall beyond the latest annuity start date.

  CANCELLATION. If you elected the twenty-year option, you have a one-time right to cancel the MGAB rider on your first contract anniversary that is at least 10 years after the rider date. If you purchased the MGAB rider during the 30-day period following the contract date, your one-time right to cancel the rider occurs on the tenth anniversary of your contract date. To cancel, you need to send written notice to our Customer Service Center at least 30 days before such anniversary date.
If the MGAB rider is terminated before the MGAB Benefit Date, you will not be credited with the MGAB and we will assess the pro rata portion of the MGAB rider charge for the current quarter.


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  NOTIFICATION.  Any crediting of the MGAB will be reported in your first quarterly statement following the MGAB Benefit Date.

MINIMUM GUARANTEED INCOME BENEFIT (MGIB) RIDER. The MGIB rider is an optional benefit which guarantees that minimum amount of annuity income will be available to you if you annuitize on the MGIB Benefit Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay during the five contract years after you purchase the rider, the amount of contract value you allocate or transfer to the Special Funds, the MGIB Rate , the adjustments for Special Fund transfers, and any withdrawals you take while the rider is in effect. For a discussion of the charges we deduct under the MGIB rider, see "Optional Rider Charges." Ordinarily, the amount of income that will be available to you on the annuity start date is based on your contract value, the annuity option you selected and the guaranteed or the then current income factors in effect on the date you annuitize. If you purchase the MGIB rider, the minimum amount of income that will be available to you upon annuitization on the MGIB Benefit Date is the greatest of:

      (i) your annuity income based on your contract value adjusted for any Market Value Adjustment on the MGIB Benefit Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

      (ii) your annuity income based on your contract value adjusted for any Market Value Adjustment on the MGIB Benefit Date applied to the then current income factors in effect for the annuity option you selected; and

      (iii)the MGIB annuity income based on your MGIB Base on the MGIB Benefit Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust the MGIB Base for any surrender charges, premium tax recovery and Market Value Adjustments that would otherwise apply at annuitization.

Prior to your latest annuity start date, you may choose to exercise your right to receive payments under the MGIB rider on the MGIB Benefit Date. Payments under the rider begin on the MGIB Benefit Date. We require a 10-year waiting period before you can annuitize under the MGIB rider benefit. The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary. At your request, the Company may in its discretion extend the latest contract annuity start date without extending the MGIB Benefit Date.

  DETERMINING THE MGIB ANNUITY INCOME. On the MGIB Benefit Date, we calculate your MGIB annuity income as follows:

    1. WE FIRST DETERMINE YOUR MGIB BENEFIT BASE. The MGIB Benefit Base is only a calculation used to determine the MGIB. The MGIB Benefit Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your cash surrender value and death benefits. Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Benefit Base or MGIB Benefit Base Maximum.

       The MGIB Benefit Base is tracked separately for Special and Non-Special Funds, based on initial allocation of eligible premium (or contract value) and subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The MGIB Benefit Base equals the sum of (1) the contract value of Special Funds, and (2) the MGIB Benefit Base for Non-Special Funds. Thus, investing in the Special Funds may limit the MGIB benefit.

DVAP4SF-108897                         30


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       The MGIB Benefit Base is equal to the lesser of (a) and (b) where:

       a) is your initial premium (or contract value on the rider date if you purchased the MGIB rider after the contract date), plus any eligible additional premiums added to your Contract, reduced pro rata by all withdrawals taken while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and reaching the MGIB Benefit Base Maximum, and at 0% thereafter; and

       b) is the MGIB Benefit Base Maximum, which equals 200% of allocated eligible premiums, adjusted for withdrawals and transfers.

       Eligible additional premium payments are those added more than 5 years before the earliest MGIB Benefit Date and are included in the MGIB Benefit Base. Premiums paid after that are excluded from the MGIB Benefit Base.

       Net transfers from Special Funds to Non-Special Funds will reduce the MGIB Benefit Base and MGIB Benefit Base Maximum allocated to Special Funds on a pro-rata basis. The resulting increase in the MGIB Benefit Base for Non-Special Funds will equal the lesser of the reduction in the MGIB Benefit Base for Special Funds and the net contract value transferred. The increase in the MGIB Benefit Base Maximum for Non-Special Funds equals the reduction in the MGIB Benefit Base Maximum for Special Funds.

       Net transfers from Non-Special Funds to Special Funds will reduce the MGIB Benefit Base and MGIB Benefit Base Maximum allocated to Non-Special Funds on a pro-rata basis. The resulting increase in the MGIB Benefit Base and the MGIB Benefit Base Maximum for Special Funds equals the reduction in the MGIB Benefit Base and MGIB Benefit Base Maximum for Non-Special Funds. Transfers to one or more Special Funds could reduce the MGIB benefit.

       The MGIB Rate is currently 7%. The Company may at its discretion discontinue offering this rate. The MGIB Rate is an annual effective rate.

    2. THEN WE DETERMINE THE MGIB ANNUITY INCOME BY MULTIPLYING YOUR MGIB Benefit BASE (ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT, SURRENDER CHARGE AND PREMIUM TAXES) BY THE INCOME FACTOR, AND THEN DIVIDE BY $1,000.

       Two MGIB Income Options are available under the MGIB Rider:

       (i) Income for Life (Single Life or Joint with 100% Survivor) and 10-30 Year Certain; or

       (ii)  Income for a 20-30 Year Period Certain, or

       (iii) Any other income plan offered by the Company in connection with the MGIB rider on the MGIB Benefit Date.

On the MGIB Benefit Date, we would apply the MGIB Benefit Base using the Table of Income Factors specified in the MGIB rider for the Income Option you selected. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

Then we compare the MGIB annuity income under the rider guarantee for the option selected with the annuity income under your Contract guarantee for the same option. The greater amount of income will be available to you on the MGIB Benefit Date.


  PURCHASE. To purchase the MGIB rider, you must be age 79 or younger on the rider date and the ten-year waiting period must end at or prior to the latest annuity start date. The MGIB rider must be purchased (i) on the contract date, or (ii) within thirty days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this


DVAP4SF-108897                         31


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prospectus, or the date of state approval, whichever is later. There is a ten year waiting period before you can annuitize under the MGIB rider.

  THE MGIB BENEFIT DATE. If you purchased the MGIB rider on the contract date or added the MGIB rider within 30 days following the contract date, the MGIB Benefit Date is the contract anniversary on or after the tenth contract anniversary when you decide to exercise your right to annuitize under the MGIB rider. If you added the MGIB rider at any other time, your MGIB Benefit Date is the contract anniversary at least 10 years after the rider date when you decide to exercise your right to annuitize under the MGIB rider.

  NO CHANGE OF ANNUITANT. Once the MGIB rider is purchased, the annuitant may not be changed except for the following exception. If an annuitant who is not a contract owner dies prior to annuitization, a new annuitant may be named in accordance with the provisions of your Contract. The MGIB Base is unaffected and continues to accumulate.

  NOTIFICATION. On or about 30 days prior to the MGIB Benefit Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise. The actual amount of the MGIB annuity benefit will be determined as of the MGIB Benefit Date.

THE MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT. THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE
PROVISIONS SET FORTH ABOVE.   ANNUITIZING USING THE MGIB MAY RESULT IN
THE MORE FAVORABLE STREAM OF INCOME PAYMENTS UNDER YOUR CONTRACT.

BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS. YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB) RIDER. The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero you will receive periodic payments equal to all premium payments paid during the first two contract years (Eligible Payment Amount) adjusted for any prior withdrawals. To maintain this guarantee, withdrawals in any contract year may not exceed 7% of your adjusted Eligible Payment Amount. If your contract value is redeemed to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. For a discussion of the charges we deduct under the MGWB rider, see "Optional Rider Charges." Each payment you receive under the MGWB rider will be taxed as a withdrawal and may be subject to a penalty tax. See "Withdrawals" and "Federal Tax Considerations" for more information. Your original Eligible Payment Amount depends on when you purchase the MGWB rider and is:

      (i) if you purchased the MGWB rider on the contract date, your premium payments received during the first two contract years; or

      (ii)if you purchased the MGWB rider after the contract date, your contract value on the rider date, including any subsequent premium payments received during the two-year period commencing on the rider date.

  THE MGWB WITHDRAWAL ACCOUNT. The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments under the MGWB rider. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount, tracked separately for Special and Non-Special Funds, adjusted for any withdrawals and transfers between Special and Non-Special Funds. THE MGWB WITHDRAWAL ACCOUNT EQUALS THE SUM OF (A) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO NON-SPECIAL FUNDS, AND (B) THE LESSER OF (1) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO


DVAP4SF-108897                         32


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


SPECIAL FUNDS AND (2) THE CONTRACT VALUE IN SPECIAL FUNDS. THUS INVESTING IN THE SPECIAL FUNDS MAY LIMIT THE MGWB WITHDRAWAL ACCOUNT.

Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal for Non-Special Funds and pro-rata for Special Funds, based on the source of the withdrawal.. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the MGWB Withdrawal Account of the Special and Non-Special Funds by the proportion that the withdrawal bears to the Contract Value of the Special and Non-Special Funds, respectively, at the time of the withdrawal. If a single withdrawal involves both Special and Non-Special Funds and causes the 7% to be exceeded, the withdrawal will be treated as taken first from Non-Special Funds. Any withdrawals greater than 7% per year of the Eligible Payment Amount will also cause a reduction in the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB Withdrawal Account is also reduced by the amount of any periodic payments paid under the MGWB rider once your contract value is zero. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Net transfers from Special Funds to Non-Special Funds will reduce the MGWB Withdrawal Account allocated to Special Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Non-Special Funds will equal the lesser of the reduction in the MGWB
Withdrawal Account for Special Funds and the net contract value transferred.

Net transfers from Non-Special Funds to Special Funds will reduce the MGWB Withdrawal Account allocated to Non-Special Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Special Funds equals the reduction in the MGWB Withdrawal Account for Non-Special Funds.

  GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." Making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount in any year will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider, will remain in force, and you may continue to make withdrawals so long as:

      (i)  your contract value is greater than zero;

      (ii) your MGWB Withdrawal Account is greater than zero;

      (iii)your latest allowable annuity start date has not been reached;

      (iv) you have not elected to annuitize your Contract; and

      (v) you have not died (unless your spouse has elected to continue the contract), changed the ownership of the Contract or surrendered the Contract.


The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

  AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero and if the following conditions exist, your Contract is given what we refer to as Automatic Periodic Benefit Status:

      (i)  your MGWB Withdrawal Account is greater than zero;


      (ii) your latest allowable annuity start date has not been reached;

      (iii)you have not elected to annuitize your Contract; and

      (iv) you have not died, changed the ownership of the Contract or surrendered the Contract.

DVAP4SF-108897                         33


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Once your Contract is given Automatic Periodic Benefit Status, we will pay you MGWB periodic payments; beginning on the next contract anniversary equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount until the earliest of (i) your contract's annuity start date, (ii) the death of the owner; or (iii) until your MGWB Withdrawal Account is exhausted. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, and (ii) payment of the Commuted Value (defined below), or
(iii) the owner's death has occurred.

On the contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury Strips as quoted by a national quoting service for periods applicable to the remaining payments. Once the last MGWB periodic payment is made or we pay you the Commuted Value, your Contract and the MGWB rider terminate.

  DEATH BENEFIT DURING AUTOMATIC PERIODIC BENEFIT STATUS. If you have never withdrawn more than 7% per year of the Eligible Payment Amount and you elected the 7% Solution Enhanced Death Benefit in your Contract (or you have elected the Max 7 Death Benefit resulting in the 7% Solution Enhanced Death Benefit as the actual death benefit) the death benefit otherwise payable under the terms of your Contract will remain in force during any Automatic Periodic Benefit Status. In determining the amount of the death benefit during the Automatic Periodic Benefit Status, we deem your contract value to be zero and treat the MGWB periodic payments as withdrawals. In all cases, the death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments. If you elected the Max 7 Enhanced Death Benefit, then the 7% Solution and the Annual Ratchet components shall each be calculated as if each were the elected death benefit option.

  PURCHASE. To purchase the MGWB rider, your must be age 80 or younger on the rider date. The MGWB rider must be purchased (i) on the contract date or, (ii) within 30 days after the contract date, For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

OTHER CONTRACTS
We offer other variable annuity contracts that also invest in the same portfolios of the Trusts. These contracts have different charges that could effect their performance, and may offer different benefits more suitable to your needs. To obtain more information about these other contracts, contact our Customer Service Center or your registered representative.

OTHER IMPORTANT PROVISIONS
See "Withdrawals," "Transfers Among Your Investments," "Death Benefit Choices," "Charges and Fees," "The Annuity Options" and "Other Contract Provisions" in this prospectus for information on other important provisions in your Contract.

DVAP4SF-108897                         34


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--------------------------------------------------------------------------------
                               WITHDRAWALS
--------------------------------------------------------------------------------

Any time during the accumulation phase and before the death of the contract owner, you may withdraw all or part of your money. Keep in mind that if you request a withdrawal for more than 90% of the cash surrender value, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge. The Free Withdrawal Amount in any contract year is 15% of your contract value on the date of the withdrawal less any withdrawals during that contract year.

You need to submit to us a written request specifying the Fixed Interest Allocations or subaccounts from which amounts are to be withdrawn, otherwise the withdrawal will be made on a pro rata basis from all of the subaccounts in which you are invested. If there is not enough contract value in the subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request. We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Allocation taken more than 30 days before its maturity date. We will determine the contract value as of the close of business on the day we receive your withdrawal request at our Customer Service Center. The contract value may be more or less than the premium payments made.

If the aggregate percentage cap on allocations to the Restricted Funds has been exceeded, any subsequent withdrawals must be taken so that the percentage of contract value in the Restricted Funds following the withdrawal would not be greater than the percentage of contract value in the Restricted Funds prior to the withdrawal. If a requested withdrawal would cause the percentage cap to be exceeded, the amount of the withdrawal in excess of the cap would be taken pro-rata from all variable subaccounts.


For administrative purposes, we will transfer your money to a specially designated subaccount (currently, the Liquid Asset subaccount) prior to processing the withdrawal. This transfer will not affect the withdrawal amount you receive.

Please be aware that the benefit we pay under certain optional benefit riders will be reduced by any withdrawals you take while the rider is in effect. See "Optional Riders."

We offer the following three withdrawal options:

REGULAR WITHDRAWALS
After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $1,000. We will apply a Market Value Adjustment to any regular withdrawal from a Fixed Interest Allocation that is taken more than 30 days before its maturity date.

SYSTEMATIC WITHDRAWALS
You may choose to receive automatic systematic withdrawal payments (1) from the contract value in the subaccounts in which you are invested, or
(2) from the interest earned in your Fixed Interest Allocations.
Systematic withdrawals may be taken monthly, quarterly or annually.   If
you have contract value allocated to one or more Restricted Funds, and you elect to receive systematic withdrawals from the subaccounts in which you are invested, the systematic withdrawals must be taken pro-rata from all subaccounts in which contract value is invested. If you do not have contract value allocated to a Restricted Fund and choose systematic withdrawals on a non-pro-rata basis, we will monitor the withdrawals annually. If you subsequently allocate contract value to one or more Restricted Funds, we will require you to take your systematic withdrawals on a pro-rata basis from all subaccounts in which contract value is invested.

You decide when you would like systematic payments to start as long as it is at least 28 days after your contract date. You also select the date on which the systematic withdrawals will be made, but this date cannot be later than the 28th day of the month. If you have elected to receive systematic withdrawals but have not chosen a date, we will make the withdrawals on the same calendar day of each month as your contract date. If your contract date is after the 28th day of the month, your systematic withdrawal will be made on the 28th day of each month.

DVAP4SF-108897                         35


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Each systematic withdrawal amount must be a minimum of $100. The amount of your systematic withdrawal can either be (1) a fixed dollar amount, or
(2) an amount based on a percentage of your contract value. Both forms of systematic withdrawals are subject to the following maximum, which is calculated on each withdrawal date:

                                MAXIMUM PERCENTAGE
                    FREQUENCY   OF CONTRACT VALUE
                    Monthly            1.25%
                    Quarterly          3.75%
                    Annually          15.00%

If your systematic withdrawal is a fixed dollar amount and the amount to be withdrawn would exceed the applicable maximum percentage of your contract value on any withdrawal date, we will automatically reduce the amount withdrawn so that it equals such percentage. Thus, your fixed dollar systematic withdrawals will never exceed the maximum percentage. If you want fixed dollar systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature which you may add to your regular fixed dollar systematic withdrawal program.

If your withdrawal is based on a percentage of your contract value and the amount to be systematically withdrawn based on that percentage would be less than $100, we will automatically increase the amount to $100 as long as it does not exceed the maximum percentage. If the systematic withdrawal would exceed the maximum percentage, we will send the amount, and then automatically cancel your systematic withdrawal option.

Systematic withdrawals from Fixed Interest Allocations are limited to interest earnings during the prior month, quarter, or year, depending on the frequency you chose. Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. A Fixed Interest Allocation may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

You may change the amount or percentage of your systematic withdrawal once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date. If you submit a subsequent premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so. The systematic withdrawal option may commence in a contract year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any contract year during which you have previously taken a regular withdrawal. You may not elect the systematic withdrawal option if you are taking IRA withdrawals.

  FIXED DOLLAR SYSTEMATIC WITHDRAWAL FEATURE. You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed dollar systematic withdrawal program. This feature allows you to receive a systematic withdrawal in a fixed dollar amount regardless of any surrender charges or Market Value Adjustments. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. You choose the amount of the fixed systematic withdrawals, which may total up to a maximum of 15% of your contract value as determined on the day we receive your election of this feature. The maximum limit will not be recalculated when you make additional premium payments, unless you instruct us to do so. We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date. We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Allocation exceeds your interest earnings on the withdrawal date. We will apply the surrender charge and any Market Value Adjustment directly to your contract value (rather than to the withdrawal) so that the amount of each systematic withdrawal remains fixed.

DVAP4SF-108897                         36


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Flat dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Tax Code may exceed the maximum. Such withdrawals are subject to surrender charges and Market Value Adjustments when they exceed the applicable maximum percentage.

IRA WITHDRAWALS
If you have a non-Roth IRA Contract and will be at least age 70 1/2 during the current calendar year, you may elect to have distributions made to you to satisfy requirements imposed by federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service ("IRS") rules governing mandatory distributions under qualified plans. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law.

You may choose to receive IRA withdrawals on a monthly, quarterly or annual basis. Under this option, you may elect payments to start as early as 28 days after the contract date. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, we will make the withdrawals on the same calendar day of the month as the contract date.

You may request that we calculate for you the amount that is required to be withdrawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the SAI. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the contract value, we will cancel the Contract and send you the amount of the cash surrender value.

You may change the payment frequency of your IRA withdrawals once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date.

An IRA withdrawal in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment.

CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING WITHDRAWALS. You are responsible for determining that withdrawals before the taxpayer reaches age 59 1/2 may result in a 10% penalty tax. See "Federal Tax Considerations" for more details.


--------------------------------------------------------------------------------
                    TRANSFERS AMONG YOUR INVESTMENTS
--------------------------------------------------------------------------------

You may transfer your contract value among the subaccounts in which you are invested and your Fixed Interest Allocations at the end of the free look period until the annuity start date. We currently do not charge you for transfers made during a contract year, but reserve the right to charge $25 for each transfer after the twelfth transfer in a contract year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law. We will apply a Market Value Adjustment to transfers from a Fixed Interest Allocation taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program.
Keep in mind that transfers between Special Funds and other investment portfolios may negatively impact your death benefit or rider benefits.

DVAP4SF-108897                         37

If you allocate contract value to an investment option that has been designated as a Restricted Fund, your ability to transfer contract value to the Restricted Fund may be limited. A transfer to the Restricted Funds will not be permitted to the extent that it would increase the contract value in the Restricted Fund to more than the applicable limits following the transfer. We do not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total contract value in the Restricted Fund, the reallocation will be permitted even if the percentage of contract value in the Restricted Fund is greater than the limit.

Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect. Transfers, including those involving Special Funds, may also affect your optional rider base. See "The Annuity Contract -- Optional Riders."

Transfers will be based on values at the end of the business day in which the transfer request is received at our Customer Service Center.

The minimum amount that you may transfer is $100 or, if less, your entire contract value held in a subaccount or a Fixed Interest Allocation.

To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. Any transfer request received after 4:00 p.m. eastern time or the close of the New York Stock Exchange will be effected on the next business day. Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We require personal identifying information to process a request for transfer made over the telephone or over the internet.

TRANSFERS BY THIRD PARTIES
As a convenience to you, we currently allow you to give third parties the right to effect transfers on your behalf. However, when the third party makes transfers for many contract owners, the result can be simultaneous transfers involving large amounts of contract values. Such transfers can disrupt the orderly management of the investment portfolios available to the Contract, can result in higher costs to contract owners, and may not be compatible with the long term goals of contract owners. Therefore, we may at any time exercise our business judgement and limit transfers made by a third party. These limits may be based on, among other criteria, the amount of the aggregate trade or the available investment options for which third parties may make trades on behalf of multiple contract owners.

We may establish additional procedures or change existing procedures at any time in the exercise of our business judgement.

DOLLAR COST AVERAGING
You may elect to participate in our dollar cost averaging program if you have at least $1,200 of contract value in the (i) Limited Maturity Bond subaccount or the Liquid Asset subaccount, or (ii) a Fixed Interest Allocation with either a 6-month or a 1-year guaranteed interest period. These subaccounts or Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other subaccounts selected by you. We also may offer DCA Fixed InterestAllocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively for use with the dollar cost averaging program. The DCA Fixed Interest Allocations require a minimum premium payment of $1,200 directed into a DCA Fixed Interest Allocation.


DVAP4SF-108897                         38


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


The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

Unless you have a DCA Fixed Interest Allocation, you elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. If your source account is the Limited Maturity Bond subaccount, the Liquid Asset subaccount or a 1-year Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by 12. If your source account is a 6-month Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by 6. You may change the transfer amount once each contract year. If you have a DCA Fixed Interest Allocation, there is no minimum or maximum transfer amount; we will transfer all your money allocated to that source account into the subaccount(s) in equal payments over the selected 6-month or 1-year period. The last payment will include earnings accrued over the course of the selected period. If you make an additional premium payment into a Fixed Interest Allocation subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount.

Transfers from a Fixed Interest Allocation or a DCA Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment. However, if you terminate the dollar cost averaging program for a DCA Fixed Interest Allocation and there is money remaining in the DCA Fixed Interest Allocation, we will transfer the remaining money to the Liquid Asset subaccount. Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the DCA Fixed Interest Allocation.

If you do not specify the subaccounts to which the dollar amount of the source account is to be transferred, we will transfer the money to the subaccounts in which you are invested on a proportional basis. The transfer date is the same day each month as your contract date. If, on any transfer date, your contract value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next transfer date. A Fixed Interest Allocation or DCA Fixed Interest Allocation may not participate in the dollar cost averaging program and in systematic withdrawals at the same time.

You are permitted to transfer contract value to a Restricted Fund, subject to the limitations described above in this section and in "The Investment Portfolios". Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established. Transfers under the dollar cost averaging program must be within those limits. We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below.

      o Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded. If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then current allocation of contract value to the Restricted Funds and the then current value of the amount designated to be transferred to that Restricted Funds.

      o Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund. If more than the individual limit has been requested to be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds. The excess, if any, is the maximum that may be allocated pro-rata to the Restricted Funds.

      o Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred


DVAP4SF-108897                         39


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


          under the dollar cost averaging program to the Restricted
          Funds.

We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program, stop offering DCA Fixed Interest Allocations or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

AUTOMATIC REBALANCING
If you have at least $10,000 of contract value invested in the subaccounts of Separate Account B, you may elect to have your investments in the subaccounts automatically rebalanced. You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described above in this section and in "The Investment Portfolios". If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds.

We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to the Fixed Account. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken pro rata. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period.

To participate in automatic rebalancing, send satisfactory notice to our Customer Service Center. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your contract value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than a pro rata basis. Additional premium payments and partial withdrawals effected on a pro rata basis will not cause the automatic rebalancing program to terminate.


--------------------------------------------------------------------------------
                          DEATH BENEFIT CHOICES
--------------------------------------------------------------------------------

DEATH BENEFIT DURING THE ACCUMULATION PHASE
During the accumulation phase, a death benefit is payable when either the annuitant (when a contract owner is not an individual), the contract owner or the first of joint owners dies. Assuming you are the contract owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit value is calculated at the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at our Customer Service Center. If your beneficiary elects to delay receipt of the death benefit until a date after the time of death, the amount of the benefit payable in the future may be affected. The proceeds may be received in a single sum or applied to any of the annuity options. If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally pay death benefit proceeds within 7 days after our Customer Service Center has received sufficient information to make the payment. For information on required distributions under federal income tax laws, you should see "Required Distributions upon Contract Owner's Death."


DVAP4SF-108897                         40


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


The following describes the death benefit options for contract owners purchasing Contracts on or after January 1, 2001. If you purchased your Contract prior to that date, please see Appendix E for a description of the calculation of the death benefits applicable under your Contract.

You may choose one of the following Death Benefits: (a) the Standard Death Benefit, (b) the 7% Solution Enhanced Death Benefit, (c) the Annual Ratchet Enhanced Death Benefit or (d) the Max 7 Enhanced Death Benefit. The 7% Solution Enhanced Death Benefit, the Annual Ratchet Enhanced Death Benefit and the Max 7 Enhanced Death Benefit are available only if the contract owner or the annuitant (if the contract owner is not an individual) is not more than 79 years old at the time of purchase. The 7% Solution, Annual Ratchet and Max 7 Enhanced Death Benefits may not be available where a Contract is held by joint owners.

Once you choose a death benefit, it cannot be changed. We may in the future stop or suspend offering any of the Enhanced Death Benefit options to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit and the Enhanced Death Benefit. The MGWB rider may also affect the death benefit. See "Minimum Guaranteed Withdrawal Benefit (MGWB) Rider -- Death Benefit during Automatic Periodic Benefit Status." The Enhanced Death Benefits are available only at the time you purchase your Contract. The enhanced death benefits are not available where a Contract is owned by joint owners.

The death benefit is payable when the first of the following persons dies: the contract owner, joint owner, or annuitant (if a contract owner is not an individual). Assuming you are the contract owner, if you die during the accumulation phase, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit paid depends on the death benefit you have chosen. The death benefit value is calculated at the close of the business day on which we receive written notice and due proof of death, as well as required claim forms, at our Customer Service Center. If your beneficiary elects to delay receipt of the death benefit until a date after the time of your death, the amount of the benefit payable in the future may be affected. If you die after the annuity start date and you are the annuitant, your beneficiary will receive the death benefit you chose under the annuity option then in effect.
The death benefit may be subject to certain mandatory distribution rules required by federal tax law.

We use the Base Death Benefit to help determine the minimum death benefit payable under each of the Enhanced Death Benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:

    1) the contract value; and

    2) the cash surrender value.

The STANDARD DEATH BENEFIT equals the SUM of:

    1) the contract value allocated to Special Funds; and

    2) the Standard Minimum Guaranteed Death Benefit for amounts allocated to non-Special Funds.

The Standard Minimum Guaranteed Death Benefit equals:

    1) the initial premium payment allocated to Special and Non-Special Funds, respectively ;

    2) increased by premium payments and adjusted for transfers, allocated to Special and Non-Special Funds, respectively, after issue; and

    3) reduced by a pro-rata adjustment for any withdrawal or transfer taken from the Special and Non-Special Funds, respectively.

In the event of transfers from Special to Non-Special funds, the increase in the Minimum Guaranteed Death Benefit of the Non-Special Fund will equal the lesser of the reduction in the Minimum Guaranteed Death Benefit in the Special Fund and the contract value transferred. In the event of transfers from Non-Special to Special Funds, the increase in the Minimum Guaranteed Death Benefit of the Special Fund will equal the reduction in the Minimum Guaranteed Death Benefit in the Non-Special Fund.


DVAP4SF-108897                         41


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ENHANCED DEATH BENEFIT OPTIONS. Under the Enhanced Death Benefit options, if you die before the annuity start date, your beneficiary will receive the greater of the Base Death Benefit and the Enhanced Death Benefit option elected. For purposes of calculating the Enhanced Death Benefits, certain investment portfolios, and the Fixed Account are designated as "Special Funds". In addition to the Fixed Account, the investment portfolios designated currently as Special Funds are the Liquid Asset Portfolio and the Limited Maturity Bond Portfolio.

We may, with 30 days notice to you, designate any investment portfolio as a Special Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Selecting a Special Fund may limit or reduce the enhanced death benefit.

For the period during which a portion of the contract value is allocated to a Special Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during that period.

The 7% SOLUTION ENHANCED DEATH BENEFIT,  equals the GREATER of:

    1) the Standard Death Benefit; and

    2) the sum of the contract value allocated to Special Funds and the 7% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.

The 7% Solution Minimum Guaranteed Death Benefit for Special and Non-Special Funds equals the lesser of:

    1) premiums, adjusted for withdrawals and transfers, accumulated at 7% until the earlier of attainment of age 80 or reaching the cap (equal to 3 times all premium payment, as reduced by adjustments for withdrawals)and thereafter at 0%, and

    2) the cap.

Withdrawals of up to 7% per year of cumulative premiums are referred to as special withdrawals. Special withdrawals reduce the 7% Solution Minimum Guaranteed Death Benefit by the amount of contract value withdrawn. For any other withdrawals (withdrawals in excess of the amount available as a special withdrawal), a pro-rata adjustment to the 7% Solution Minimum Guaranteed Death Benefit is made. The amount of the pro-rata adjustment for withdrawals from Non-Special Funds will equal
(a) times (b) divided by (c): where (a) is the 7% Solution Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal;
(b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before the withdrawal. The amount of the pro-rata adjustment for withdrawals from Special Funds will equal
(a) times (b) divided by (c): where (a) is the 7% Solution Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal;
(b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal. Please see Appendix D for examples of the pro-rata withdrawal adjustment for withdrawals other than special withdrawals.

Transfers from Special to Non-Special Funds will reduce the 7% Solution Minimum Guaranteed Death Benefit and the cap for Special Funds on a pro-rata basis. The resulting increase in the 7% Solution Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the 7% Solution Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred. The increase in the cap for Non-Special Funds will equal the reduction in the cap for Special Funds.

Transfers from Non-Special to Special Funds will reduce the 7% Solution Minimum Guaranteed Death Benefit and the cap in the Non-Special Funds on a pro-rata basis. The resulting increase in the 7% Solution Minimum Guaranteed Death Benefit and the cap for the Special Funds will equal the reduction in the 7% Solution Minimum Guaranteed Death Benefit and the cap for the Non-Special Funds.

DVAP4SF-108897                         42


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The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the greater of:

    1) the Standard Death Benefit; and

    2) the sum of the contract value allocated to Special Funds and the Annual Ratchet Minimum Guaranteed Death Benefit allocated to Non-Special Funds.

The Annual Ratchet Minimum Guaranteed Death Benefit equals:

    1) the initial premium allocated at issue to Special and Non-Special Funds, respectively;

    2) increased dollar for dollar by any premium allocated after issue to Special and Non-Special funds, respectively;

    3) for Non-Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Non-Special Funds, and transfers between Special and Non-Special Funds) and the current contract value allocated to Non-Special Funds;

    4) for Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Special Funds, and transfers between Special and Non-Special Funds) and the current contract value allocated to Special Funds.

Withdrawals reduce the Annual Ratchet Minimum Guaranteed Death Benefit on a pro-rata basis, based on the amount withdrawn from the Special and Non-Special Funds, respectively. The amount of the pro-rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by
(c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before withdrawal. The amount of the pro-rata adjustment for Special Funds will equal (a) times (b) divided by (c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal.

Transfers from Special to Non-Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds on a pro-rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred.

Transfers from Non-Special to Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds on a pro-rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit for the Special Funds will equal the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit for the Non-Special Funds.

The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit.

Under this benefit option, the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit.

Note:   In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.

DVAP4SF-108897                         43


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DEATH BENEFIT DURING THE INCOME PHASE
If any contract owner or the annuitant dies after the annuity start date, the Company will pay the beneficiary any certain benefit remaining under the annuity in effect at the time.

CONTINUATION AFTER DEATH -- SPOUSE
If at the contract owner's death, the surviving spouse of the deceased owner is the beneficiary and such surviving spouse elects to continue the contract as his or her own the following will apply:

If the guaranteed death benefit as of the date we receive due proof of death, minus the contract value also on that date, is greater than zero, we will add such difference to the contract value. Such addition will be allocated to the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. If there is no contract value in any subaccount, the addition will be allocated to the Liquid Asset subaccount, or its successor.

The death benefits under each of the available options will continue, based on the surviving spouse's age on the date that ownership changes.



At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the contract owner will be waived. Any premiums paid later will be subject to any applicable surrender charge.

Any addition to contract value, as described above, is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the contract elects to continue the contract as his or her own.

CONTINUATION AFTER DEATH-NON SPOUSE
If the beneficiary or surviving joint owner is not the spouse of the owner, the Contract may continue in force subject to the required distribution rules of the Internal Revenue Code (the "Code"). See next section.

REQUIRED DISTRIBUTIONS UPON CONTRACT OWNER'S DEATH
We will not allow any payment of benefits provided under a non-qualified Contract which do not satisfy the requirements of Section 72(s) of the Code.

If any contract owner of a non-qualified Contract dies before the annuity start date, the death benefit payable to the beneficiary will be distributed as follows: (a) the death benefit must be completely distributed within 5 years of the contract owner's date of death; or (b) the beneficiary may elect, within the 1-year period after the contract owner's date of death, to receive the death benefit in the form of an annuity from us, provided that (i) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (ii) such distributions begin not later than 1 year after the contract owner's date of death.

Notwithstanding (a) and (b) above, if the sole contract owner's beneficiary is the deceased owner's surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the contract owner's death. Upon receipt of such election from the spouse at our Customer Service Center: (1) all rights of the spouse as contract owner's beneficiary under the Contract in effect prior to such election will cease; (2)the spouse will become the owner of the Contract and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and (3) all rights and privileges granted by the Contract or allowed by Golden American will belong to the spouse as contract owner of the Contract. This election will be deemed to have been made by the spouse if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph. If the owner's beneficiary is a nonspouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the contract owner's death.

If we do not receive an election from a nonspouse owner's beneficiary within the 1-year period after the contract owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment within five years from date of death. We will determine the death benefit as of the date we receive


DVAP4SF-108897                         44


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


proof of death. We will make payment of the proceeds on or before the end of the 5-year period starting on the owner's date of death. Such cash payment will be in full settlement of all our liability under the Contract.

If the contract owner dies after the annuity start date, we will continue to distribute any benefit payable at least as rapidly as under the annuity option then in effect. All of the contract owner's rights granted under the Contract or allowed by us will pass to the contract owner's beneficiary.

If the Contract has joint owners we will consider the date of death of the first joint owner as the death of the contract owner and the surviving joint owner will become the contract owner of the Contract. If any contract owner is not an individual, the death of an annuitant shall be treated as the death of a contract owner.


--------------------------------------------------------------------------------
                            CHARGES AND FEES
--------------------------------------------------------------------------------

We deduct the charges described below to cover our cost and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administrating the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. The amount of a charge will not always correspond to the actual costs associated. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. In the event there are any profits from fees and charges deducted under the Contract, we may use such profits to finance the distribution of contracts.

CHARGE DEDUCTION SUBACCOUNT
You may elect to have all charges against your contract value deducted directly from a single subaccount designated by the Company. Currently we use the Liquid Asset subaccount for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated subaccount, the charges will be deducted as discussed below. You may cancel this option at any time by sending satisfactory notice to our Customer Service Center.

CHARGES DEDUCTED FROM THE CONTRACT VALUE
We deduct the following charges from your contract value:

  SURRENDER CHARGE. We will deduct a contingent deferred sales charge (a "surrender charge") if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the 7-year period from the date we receive and accept a premium payment. The surrender charge is based on a percentage of each premium payment withdrawn. This charge is intended to cover sales expenses that we have incurred. We may in the future reduce or waive the surrender charge in certain situations and will never charge more than the maximum surrender charges. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment withdrawn as follows:

     COMPLETE YEARS ELAPSED        0  | 1  | 2  | 3  | 4  | 5  | 6  | 7+
          SINCE PREMIUM PAYMENT       |    |    |    |    |    |    |
     SURRENDER CHARGE              7% | 7% | 6% | 5% | 4% | 3% | 1% | 0%

  WAIVER OF SURRENDER CHARGE FOR EXTENDED MEDICAL CARE. We will waive the surrender charge in most states in the following events: (i) you begin receiving qualified extended medical care on or after the first contract anniversary for at least 45 days during a 60-day period and your request for the surrender or withdrawal, together with all required documentation is received at our Customer Service Center during the term of your care or within 90 days after the last day of your care; or (ii) you are first diagnosed by a qualifying medical professional, on or after the first contract anniversary, as having a qualifying terminal illness. We have the right to require an examination by a physician of our choice. If we require such an

DVAP4SF-108897                         45
examination, we will pay for it. You are required to send us satisfactory written proof of illness. See your Contract for more information. The waiver of surrender charge may not be available in all states.

  FREE WITHDRAWAL AMOUNT. The Free Withdrawal Amount in any contract year is 15% of your contract value on the date of withdrawal less any withdrawals during that contract year.

  SURRENDER CHARGE FOR EXCESS WITHDRAWALS. We will deduct a surrender charge for excess withdrawals. We consider a withdrawal to be an "excess withdrawal" when the amount you withdraw in any contract year exceeds the Free Withdrawal Amount. Where you are receiving systematic withdrawals, any combination of regular withdrawals taken and any systematic withdrawals expected to be received in a contract year will be included in determining the amount of the excess withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. We will deduct such charges from the contract value in proportion to the contract value in each subaccount or Fixed Interest Allocation from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire contract value in such subaccounts or Fixed Interest Allocations, we will deduct charges proportionately from all other subaccounts and Fixed Interest Allocations in which you are invested. ANY WITHDRAWAL FROM A FIXED INTEREST ALLOCATION MORE THAN 30 DAYS BEFORE ITS MATURITY DATE WILL TRIGGER A MARKET VALUE ADJUSTMENT.

For the purpose of calculating the surrender charge for an excess withdrawal: a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. We have included an example of how this works in Appendix C. Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.

  PREMIUM TAXES. We may make a charge for state and local premium taxes depending on your state of residence. The tax can range from 0% to 3.5% of the premium payment. We have the right to change this amount to conform with changes in the law or if you change your state of residence.

  We deduct the premium tax from your contract value (or from the MGIB Base, if exercised) on the annuity start date. However, some jurisdictions impose a premium tax at the time that initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your contract value and deduct it when you surrender the Contract, when you take an excess withdrawal or on the annuity start date.

  ADMINISTRATIVE CHARGE. We deduct an annual administrative charge on each Contract anniversary, or if you surrender your Contract prior to a Contract anniversary, at the time we determine the cash surrender value payable to you. The amount deducted is $40 per Contract. This charge is waived if your contract value is $100,000 or more at the end of a contract year or the total of your premium payments is $100,000 or more or under other conditions established by Golden American. We deduct the charge proportionately from all subaccounts in which you are invested.
If there is no contract value in these subaccounts, we will deduct the charge from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

  TRANSFER CHARGE. We currently do not deduct any charges for transfers made during a contract year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a contract year.
If such a charge is assessed, we would deduct the charge from the subaccounts and the Fixed Interest Allocations from which each such transfer is made in proportion to the amount being transferred from each such subaccount and Fixed Interest Allocation unless you have chosen to have all charges deducted from a single subaccount. The charge will not apply to any transfers due to the election of dollar cost averaging, automatic rebalancing and transfers we make to and from any subaccount specially designated by the Company for such purpose.

DVAP4SF-108897                         46

CHARGES DEDUCTED FROM THE SUBACCOUNTS
  MORTALITY AND EXPENSE RISK CHARGE. The mortality and expense risk charge is deducted each business day. The amount of the mortality and expense risk charge depends on the death benefit you have elected. The charge is deducted on each business day based on the assets you have in each subaccount. The charge for each death benefit option, on an annual basis, is equal to 1.15% for the Standard Death Benefit, 1.40% for the Annual Ratchet Enhanced Death Benefit, 1.50% for the 7% Solution Enhanced Death Benefit or 1.60% for the Max 7 Enhanced Death Benefit, of the assets you have in each subaccount. The charge is deducted each business day at the rate of .003169% (Standard), .003863% (Annual Ratchet),
 .004141% (7% Solution), or .004419% (Max 7), respectively, for each day since the previous business day.

  ASSET-BASED ADMINISTRATIVE CHARGE. The amount of the asset-based administrative charge, on an annual basis, is equal to 0.15% of the assets you have in each subaccount. The charge is deducted on each business day at the rate of .000411% for each day since the previous business day. This charge is deducted daily from your assets in each subaccount.

OPTIONAL RIDER CHARGES. Subject to state availability, you may purchase one of three optional benefit riders that you may elect at issue. So long as the rider is in effect, we will deduct a separate quarterly charge for each optional benefit rider through a pro rata reduction of the contract value of the subaccounts in which you are invested. If there is insufficient contract value in the subaccount, we will deduct the charges from your Fixed
Interest Allocations nearest their maturity date. We deduct each rider charge on each quarterly contract anniversary in arrears, meaning the first charge will be deducted on the first quarterly anniversary following the rider date. For a description of the riders and the defined terms used in connection with the riders, see "The Annuity
Contract -- Optional Riders."

  MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB). The quarterly charge for the MGAB rider is as follows:

        Waiting Period    Quarterly Charge
        --------------    ----------------
        10 Year.........  0.125% of the MGAB Charge Base (0.50% annually)
        20 Year.........  0.125% of the MGAB Charge Base (0.50% annually)

The MGAB Charge Base is the total of (i) the MGAB Base on the rider date and (ii) premiums during the 2-year period commencing on the rider date, reduced pro rata for withdrawals and reduced for transfers made within the last 3 years prior to the MGAB Benefit Date. We will deduct charges only during your ten-year or twenty-year waiting period, as applicable. If you surrender or annuitize your Contract, we will deduct a pro rata portion of the charge for the current quarter based on the current quarterly charge rate and MGAB Charge Base immediately prior to the surrender or annuitization. The MGAB Charge Base is adjusted for transfers between Special and Non-Special Funds.

  MINIMUM GUARANTEED INCOME BENEFIT (MGIB). The quarterly charge for the MGIB rider is as follows:

        MGIB Rate    Quarterly Charge
        ---------    ----------------
        7%.........  0.125% of the MGIB Charge Base (0.50% annually)

The MGIB Charge Base is the total of premiums paid more than 5 years before the earliest MGIB Benefit Date, reduced pro rata for all withdrawals taken while the MGIB rider is in effect, and accumulated at the MGIB Rate. If you surrender or annuitize your Contract, we will deduct a pro rata portion of the charge for the current quarter based on the current quarterly charge rate and your MGIB Charge Base immediately prior to the surrender or annuitization. The MGIB Charge Base is adjusted for transfers between Special and Non-Special Funds.

DVAP4SF-108897                         47


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


  MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB). The quarterly charge for the MGWB rider is 0.125% (0.50% annually) of the original MGWB Eligible Payment Amount. The original MGWB Eligible Payment Amount is equal to all premiums paid during the first two contract years following the rider date. When we calculate the MGWB rider charge, we do not reduce the Eligible Payment Amount by the amount of any withdrawals taken while the MGWB rider is in effect. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we will deduct a pro rata portion of the charge for the current quarter based on the current quarterly charge rate and your original MGWB Eligible Payment Amount immediately prior to the surrender or annuitization.

TRUST EXPENSES
There are fees and charges deducted from each investment portfolio of the Trusts. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, three portfolios deduct 12b-1 fees. For 1999, total portfolio fees and charges ranged from 0.56% to 1.75%. See "Fees and Expenses" in this prospectus.

Additionally, we may receive compensation from the investment advisers, administrators or distributors of the portfolios in connection with administrative, distribution, or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Contract. Some advisers, administrators or distributors may pay us more than others.


--------------------------------------------------------------------------------
                           THE ANNUITY OPTIONS
--------------------------------------------------------------------------------

ANNUITIZATION OF YOUR CONTRACT
If the annuitant and contract owner are living on the annuity start date, we will begin making payments to the contract owner under an income plan. We will make these payments under the annuity option you chose. You may change an annuity option by making a written request to us at least 30 days before the annuity start date. The amount of the payments will be determined by applying your contract value, adjusted for any applicable Market Value Adjustment, on the annuity start date in accordance with the annuity option you chose. The MGIB annuity benefit may be available if you have purchased the MGIB rider, provided the waiting period and other specified conditions have been met.

You may also elect an annuity option on surrender of the Contract for its cash surrender value or you may choose one or more annuity options for the payment of death benefit proceeds while it is in effect and before the annuity start date. If, at the time of the contract owner's death or the annuitant's death (if the contract owner is not an individual), no option has been chosen for paying death benefit proceeds, the beneficiary may choose an annuity option within 60 days. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable federal tax law.

The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the contract value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.

For each annuity option we will issue a separate written agreement putting the annuity option into effect. Before we pay any annuity benefits, we require the return of your Contract. If your Contract has been lost, we will require that you complete and return the applicable lost Contract form. Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used and the investment performance of the portfolios and interest credited to the Fixed Interest Allocations.

Our current annuity options provide only for fixed payments. Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us. Some fixed annuity options provide fixed payments either for a specified period of time or for the life of the annuitant. The amount of life income payments will depend on the form and duration of payments you chose, the age of the annuitant or

DVAP4SF-108897                         48
beneficiary (and
gender, where appropriate under applicable law) the total contract value applied to purchase a Fixed Interest Allocation, and the applicable payment rate.

Our approval is needed for any option where:

    (1) The person named to receive payment is other than the contract owner or beneficiary;

    (2) The person named is not a natural person, such as a corporation; or

    (3) Any income payment would be less than the minimum annuity income payment allowed.

SELECTING THE ANNUITY START DATE
You select the annuity start date, which is the date on which the annuity payments commence. The annuity start date must be at least 3 years from the contract date but before the month immediately following the annuitant's 90th birthday, or 10 years from the contract date, if later. If, on the annuity start date, a surrender charge remains, the elected annuity option must include a period certain of at least 3 years.

If you do not select an annuity start date, it will automatically begin in the month following the annuitant's 90th birthday, or 10 years from the contract date, if later.

If the annuity start date occurs when the annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. For more information, see "Federal Tax Considerations" and the SAI. For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you reach age 70 1/2 or, in some cases, retire. Distributions may be made through annuitization or withdrawals. You should consult a tax adviser for tax advice before investing.

FREQUENCY OF ANNUITY PAYMENTS
You choose the frequency of the annuity payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, we will make the payments monthly. There may be certain restrictions on minimum payments that we will allow.

THE ANNUITY OPTIONS
We offer the 4 annuity options shown below. Payments under Options 1, 2 and 3 are fixed. Payments under Option 4 may be fixed or variable, although only fixed are currently available. For a fixed annuity option, the contract value in the subaccounts is transferred to the Company's general account.

  OPTION 1. INCOME FOR A FIXED PERIOD. Under this option, we make monthly payments in equal installments for a fixed number of years based on the contract value on the annuity start date. We guarantee that each monthly payment will be at least the amount stated in your Contract. If you prefer, you may request that payments be made in annual, semi-annual or quarterly installments. We will provide you with illustrations if you ask for them. If the cash surrender value or contract value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the contract owner reaches age 59 1/2.

  OPTION 2. INCOME FOR LIFE WITH A PERIOD CERTAIN. Under this option, we make payments for the life of the annuitant in equal monthly installments and guarantee the income for at least a period certain such as 10 or 20 years. Other periods certain may be available to you on request. You may choose a refund period instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, we will continue payments until his or her death. We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person's age on his or her last birthday before the annuity start date. Amounts for ages not shown in the Contract are available if you ask for them.

DVAP4SF-108897                         49


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

  OPTION 3. JOINT LIFE INCOME. This option is available when there are 2 persons named to determine annuity payments. At least one of the persons named must be either the contract owner or beneficiary of the Contract. We guarantee monthly payments will be made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available if you ask for them.

  OPTION 4. ANNUITY PLAN. Under this option, your contract value can be applied to any other annuitization plan that we choose to offer on the annuity start date. Annuity payments under Option 4 may be fixed or variable. If variable and subject to the 1940 Act, it will comply with the requirements of such Act.

PAYMENT WHEN NAMED PERSON DIES
When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and Golden American. The amounts we will pay are determined as follows:

    (1)For Option 1, or any remaining guaranteed payments under Option
       2, we will continue payments. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early.



       We will base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2.



    (2)For Option 3, no amounts are payable after both named persons have died.

    (3)For Option 4, the annuity option agreement will state the amount we will pay, if any.


--------------------------------------------------------------------------------
                        OTHER CONTRACT PROVISIONS
--------------------------------------------------------------------------------

REPORTS TO CONTRACT OWNERS
We will send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the contract value, cash surrender value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your contract value and reflects the amounts deducted from or added to the contract value since the last report. You have 30 days to notify our Customer Service Center of any errors or discrepancies contained in the report or in any confirmation notices. We will also send you copies of any shareholder reports of the investment portfolios in which Separate Account B invests, as well as any other reports, notices or documents we are required by law to furnish to you.

SUSPENSION OF PAYMENTS
The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in Separate Account B may not reasonably occur or so that the Company may not reasonably determine the value of Separate Account B's net assets; or (4) during any other period when the SEC so permits for the protection of security holders. We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

IN CASE OF ERRORS IN YOUR APPLICATION
If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or gender.

DVAP4SF-108897                         50


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


ASSIGNING THE CONTRACT AS COLLATERAL
You may assign a non-qualified Contract as collateral security for a loan but you should understand that your rights and any beneficiary's rights may be subject to the terms of the assignment. An assignment may have federal tax consequences. You should consult a tax adviser for tax advice. You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

CONTRACT CHANGES -- APPLICABLE TAX LAW
We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law. You will be given advance notice of such changes.

FREE LOOK
You may cancel your Contract within your 10-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. Some states may require a longer free look period. To cancel, you need to send your Contract to our Customer Service Center or to the agent from whom you purchased it. We will refund the contract value. For purposes of the refund during the free look period, we include a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios, the contract value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the contract value) in which case you will not be subject to investment risk during the free look period. In these states, your premiums designated for investment in the subaccounts may be allocated during the free look period to a subaccount specially designated by the Company for this purpose (currently, the Liquid Asset subaccount). We may, in our discretion, require that premiums designated for investment in the subaccounts from all other states as well as premiums designated for a Fixed Interest Allocation be allocated to the specially designated subaccount during the free look period. Your Contract is void as of the day we receive your Contract and cancellation request. We determine your contract value at the close of business on the day we receive your written request. If you keep your Contract after the free look period and the investment is allocated to a subaccount specially designated by the Company, we will put your money in the subaccount(s) chosen by you, based on the accumulation unit value next computed for each subaccount, and/or in the Fixed Interest Allocation chosen by you.

GROUP OR SPONSORED ARRANGEMENTS
For certain group or sponsored arrangements, we may reduce any surrender, administration, and mortality and expense risk charges. We may also change the minimum initial and additional premium requirements, or offer an alternative or reduced death benefit.

SELLING THE CONTRACT
Directed Services, Inc. is the principal underwriter and distributor of the Contract as well as for other contracts issued through Separate Account B and other separate accounts of Golden American. We pay Directed Services for acting as principal underwriter under a distribution agreement which in turn pays the writing agent. The principal address of Directed Services is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

Directed Services enters into sales agreements with broker-dealers to sell the Contracts through registered representatives who are licensed to sell securities and variable insurance products. These broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. Directed Services receives a maximum of 8.5% commission, and passes through 100% of the commission to the broker-dealer whose registered representative sold the Contract.

DVAP4SF-108897                         51

--------------------------------------------------------------------------------
                            UNDERWRITER COMPENSATION
--------------------------------------------------------------------------------
   NAME OF PRINCIPAL        AMOUNT OF COMMISSION TO             OTHER
      UNDERWRITER                   BE PAID                  COMPENSATION
Directed Services, Inc.         Maximum of 8.5%          Reimbursement of any
                                of any initial             covered expenses
                                 or additional                 incurred
                               premium payments             by registered
                                 except when              representatives
                                   combined                 in connection
                               with some annual                with the
                              trail commissions.             distribution
                                                           of the Contracts.
--------------------------------------------------------------------------------


Certain sales agreements may provide for a combination of a certain percentage of commission at the time of sale and an annual trail commission (which when combined could exceed 8.5% of total premium payments).

We do not pay any additional commissions on the sale or exercise of any of the optional benefit riders offered in this prospectus.


--------------------------------------------------------------------------------
                            OTHER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS
We will vote the shares of a Trust owned by Separate Account B according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

We determine the number of shares that you have in a subaccount by dividing the Contract's contract value in that subaccount by the net asset value of one share of the portfolio in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust shareholder meeting. We will ask you for voting instructions by mail at least 10 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all contracts in that subaccount. We will also vote shares we hold in Separate Account B which are not attributable to contract owners in the same proportion.

STATE REGULATION
We are regulated by the Insurance Department of the State of Delaware. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS
The Company, like other insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that currently there are no pending or threatened lawsuits that are reasonably likely to have a materially adverse impact on the Company or Separate Account B.

DVAP4SF-108897                         52

LEGAL MATTERS
The legal validity of the Contracts was passed on by Myles R. Tashman, Esquire, Executive Vice President, General Counsel and Secretary of Golden American. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to federal securities laws.

EXPERTS
The audited financial statements of Golden American and Separate Account B appearing in this prospectus or in the SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing in this prospectus or in the SAI and in the Registration Statement and are included or incorporated by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


--------------------------------------------------------------------------------
                       FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following summary provides a general description of the federal income tax considerations associated with this Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult your counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws. We do not make any representations as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS.

TYPES OF CONTRACTS:  NON-QUALIFIED OR QUALIFIED
The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACTS
  DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of a variable account be "adequately diversified" in order for non-qualified Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that Separate Account B, through the subaccounts, will satisfy these diversification requirements.

  INVESTOR CONTROL. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a contract owner to allocate premium payments and transfer contract values, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give contract owners investment control over Separate Account B assets, we reserve the right to modify the Contracts as necessary to prevent a contract owner from being treated as the owner of the Separate Account B assets supporting the Contract.

DVAP4SF-108897                         53

  REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See "Death Benefit Choices" for additional information on required distributions from non-qualified contracts.

Other rules may apply to Qualified Contracts.

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

TAX TREATMENT OF ANNUITIES
  IN GENERAL. We believe that if you are a natural person you will generally not be taxed on increases in the value of a Contract until a distribution occurs or until annuity payments begin. (For these purposes, the agreement to assign or pledge any portion of the contract value, and, in the case of a qualified Contract, any portion of an interest in the qualified plan, generally will be treated as a distribution.)

TAXATION OF NON-QUALIFIED CONTRACTS
  NON-NATURAL PERSON. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" (generally, the premiums or other consideration you paid for the contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a prospective contract owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Contracts owned by natural persons.

  WITHDRAWALS. When a withdrawal from a non-qualified Contract occurs (including amounts paid to you under the MGWB rider), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner's investment in the Contract at that time. The tax treatment of market value adjustments is uncertain. You should consult a tax adviser if you are considering taking a withdrawal from your Contract in circumstances where a market value adjustment would apply. In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner's investment in the Contract.

  PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a non-qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

    o  made on or after the taxpayer reaches age 59 1/2;

    o  made on or after the death of a contract owner;

    o  attributable to the taxpayer's becoming disabled; or

    o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.


DVAP4SF-108897                         54

  ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

  TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

  TRANSFERS, ASSIGNMENTS, EXCHANGES AND ANNUITY DATES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain dates for commencement of the annuity phase, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. A contract owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

  WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

  MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same contract owner during any calendar year are treated as one non-qualified deferred annuity contract for purposes of determining the amount includible in such contract owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS
The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents.

  DISTRIBUTIONS. Annuity payments are generally taxed in the same manner as under a non-qualified Contract. When a withdrawal from a qualified Contract occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the contract owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract) to the participant's total accrued benefit balance under the retirement plan. For qualified Contracts, the investment in the Contract can be zero. For Roth IRAs, distributions are generally not taxed, except as described below.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the

DVAP4SF-108897                         55
contract
owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the contract owner's death.

  WITHHOLDING. Distributions from certain qualified plans generally are subject to withholding for the contract owner's federal income tax liability. The withholding rates vary according to the type of distribution and the contract owner's tax status. The contract owner may be provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions that are required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the contract owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Brief descriptions of the various types of qualified retirement plans in connection with a Contract follow. We will endorse the Contract as necessary to conform it to the requirements of such plan.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits before transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

INDIVIDUAL RETIREMENT ANNUITIES
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

ROTH IRA
Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limits on the amount of the contribution and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty may apply to amounts attributable to a conversion from an IRA to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

TAX SHELTERED ANNUITIES
Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning


DVAP4SF-108897                         56


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
before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

LOANS
Loans may be available if you are under age 70 1/2 and purchased your contract in connection with a non-ERISA plan qualified under Section 403(b) of the Code ("TSA"). If your contract was issued in connection with a TSA and the terms of your plan permit, you may take a loan from us, using your Cash Surrender Value as collateral for the loan. Loans are subject to the terms of the Contract, the plan and the Code. You are responsible for monitoring the amount and number of loans outstanding at any one time under your TSA, whether under our contracts or those of other carriers. We may modify the terms of a loan to comply with changes in applicable law. WE URGE YOU TO CONSULT WITH A QUALIFIED TAX ADVISOR PRIOR TO EFFECTING A LOAN TRANSACTION UNDER YOUR CONTRACT.

     LOAN PROCEDURES. You must complete a loan application in order to effect a loan. You may submit a loan application at any time after the free look period and before the annuity start date. There is a loan fee (currently $25) per loan, payable at the time of the loan. If the loan amount plus the loan fee exceeds the maximum loan amount, the fee will be deducted from the loan proceeds.

     In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "TSA Special Fixed Account". You must indicate your choice of variable and fixed accounts from which amounts will be transferred to the TSA Special Fixed Account. If no choice is indicated, amounts will be transferred on a pro rata basis from your variable accounts. If amounts allocated to the variable accounts are not sufficient, amounts will be transferred from the fixed accounts on a nearest to maturity basis.

     Amounts transferred from the TSA Special Fixed Account upon loan repayments will be transferred to the variable accounts in proportion to the contract value so allocated. If no contract value is allocated to the variable accounts, such transfers will be made to the Liquid Asset subaccount.

     No withdrawals are permitted unless there has been a Distributable Event. Distributable Events are the following:

        1) attainment of age 59 1/2;

        2) separation from service ;

        3) death; or

        4) disability.

You must notify us when a separation from service has occurred.. No withdrawals are permitted from the TSA Special Fixed Account, other than an automatic withdrawal to pay off a defaulted loan. See Loan Default, below.

     MINIMUM AND MAXIMUM LOAN AMOUNTS. You may borrow a minimum of $1,000, unless we are required by law to allow a lesser minimum amount. We currently allow no more than 2 loans per Contract at any time. The maximum loan amount for a new loan is the lesser of (1) and (2), minus any outstanding loan balance, where

        1)   is 50% of the Cash Surrender Value, and

        2) is $50,000 minus the excess of the highest outstanding loan balance during the past 12 months over the loan balance on the date of the new loan.

     LOAN INTEREST. The outstanding loan balance in the TSA Special Fixed Account is credited with interest until the loan is repaid in full. The current annual effective interest rate is 3.5%. The guaranteed minimum interest rate is 3%. Rates are guaranteed for one year. Each loan will have a separate TSA Special Fixed Account, and each may have a different interest crediting rate.


DVAP4SF-108897                         57

     You will be charged interest on the outstanding loan balance at an annual effect interest rate of 6%. Interest will be charged in arrears. Interest charges accrue on your outstanding loan balance daily beginning on the effective date of your loan.

     LOAN REPAYMENT. Loans must be repaid within 5 years. However, if the loan is used to purchase your principal residence, it must be repaid within 15 years. You must identify your payments as premium payments or they will be treated as loan repayments. You may choose whether to make your loan repayments quarterly or monthly. Currently, loans must be repaid by electronic funds transfer ("EFT") or pre-authorized check. ("PAC"), unless we have approved another form of payment.

     If your loan repayment is late, and the loan would otherwise be in default, we will make a withdrawal in an amount sufficient to keep the loan from going into default. The withdrawals will be made on a pro rata basis from all of the variable accounts to which contract value is then allocated. If there is not enough contract value in the variable accounts, the withdrawal will be made from the fixed accounts on a nearest to maturity basis. This will only be done if:

        1)   there has been a Distributable Event;

        2) the amount available for withdrawal is equal to or exceeds the necessary amount plus any applicable withdrawal charges; and

        3)   you have authorized us to do so in the loan agreement.

If any of these conditions is not met, the loan will be considered to be in default, and default procedures will be performed.

     LOAN DEFAULT. When your loan is in default, you may pay off the loan, or the loan will be repaid through an automatic withdrawal from your contract value, as described below.

        1.   Loan Repaid

             For loans in default status, we will accept repayment only in the amount necessary to pay off the loan balance in full.

        2.   Loan Not Repaid

             The defaulted loan balance continues to accrue interest until there has been a Distributable Event, at which time the defaulted loan balance plus accrued interest will be repaid by automatic withdrawal. The defaulted loan balance will be considered a Deemed Distribution. If a Distributable Event has occurred prior to default, the defaulted loan balance plus accrued interest is repaid by automatic withdrawal upon default. The automatic withdrawal will apply first to the TSA Special Fixed Account, then pro rata to the variable accounts and then to the fixed accounts on a nearest to maturity basis. Surrender charges and any market value adjustments will be applied as applicable to such withdrawals. In either case the Deemed Distribution or withdrawal will be considered a currently taxable event, and may be subject to federal income tax withholding and the federal early withdrawal penalty tax.

     OVERLOANS. An overloan occurs when the total outstanding loan balance(s) exceeds the Cash Surrender Value. If this occurs, we will send you a letter requesting payment of an amount which will take the loan out of overloan status. If after 30 days, the overloan status has not been corrected, the loan will be considered in default. If a Distributable Event occurred, the Contract will terminate without value. If a Distributable Event has not occurred, the Contract will continue in force, interest continues to accrue and the loan continues. Upon the occurrence of a Distributable Event while the loan is still in overloan status, the Contract will terminate without value.


DVAP4SF-108897                         58

     EFFECT OF LOAN ON OTHER CONTRACT FEATURES. The following contract features will be impacted by any outstanding loan balance:

        1) Withdrawals and Charges: The rules concerning maximum withdrawal amounts, free partial withdrawals, systematic withdrawals and waiver of administrative charges will be determined by reducing the otherwise applicable amounts by the amount of any outstanding loan balance.

        2) Death Benefits, Annuitization and Surrenders: The outstanding loan balance is deducted from any amounts otherwise payable and in determining the amount available for annuitization.

        3)   Riders:

             a) Minimum Guaranteed Income Benefit ("MGIB") Rider. Upon exercising the MGIB rider, the MGIB Base is reduced by the ratio of the outstanding loan balance to the contract value.

             b) Minimum Guaranteed Withdrawal Benefit ("MGWB") Rider. The portion of the contract value used to pay off the outstanding loan balance will reduce the MGWB Withdrawal Account. We do not recommend the MGWB rider if loans are contemplated.

             c) Minimum Guaranteed Accumulation Benefit ("MGAB") Rider. Generally, loan repayment periods should not extend into the 3 year period preceding the end of the Waiting Period, because transfers made within such 3 year period reduce the MGAB Base and the MGAB Charge Base pro rata based on the percentage of contract value transferred. Transfers between the TSA Special Fixed Account and the variable accounts will not be excluded from this treatment.

ENHANCED DEATH BENEFIT
The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the contract value. The IRS has not ruled whether an Enhanced Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any Code section 401(a) pension or profit-sharing plan or Code section 403(b) tax-sheltered annuity. Employers using the Contract may want to consult their tax adviser regarding such limitation. Further, the Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the Enhanced Death Benefit provision in the Contract comports with IRA or Roth IRA qualification requirements. A tax advisor should be consulted.

OTHER TAX CONSEQUENCES
As noted above, the foregoing comments about the federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

POSSIBLE CHANGES IN TAXATION
Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.


DVAP4SF-108897                         59


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
--------------------------------------------------------------------------------
        MORE INFORMATION ABOUT GOLDEN AMERICAN LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

SELECTED FINANCIAL DATA

The following selected financial data prepared in accordance with generally accepted accounting principles ("GAAP") for Golden American should be read in conjunction with the financial statements and notes thereto included in this prospectus. On October 24, 1997, PFHI Holdings, Inc. ("PFHI"), a Delaware corporation, acquired all of the outstanding capital stock of Equitable of Iowa Companies ("Equitable of Iowa"), according to a merger agreement among Equitable of Iowa, PFHI and ING Groep N.V. (the "ING acquisition"). On August 13, 1996, Equitable of Iowa acquired all of the outstanding capital stock of BT Variable, Inc., then the parent of Golden American (the "Equitable acquisition"). For financial statement purposes, the ING acquisition was accounted for as a purchase effective October 25, 1997 and the Equitable acquisition was accounted for as a purchase effective August 14, 1996. As a result, the financial data presented below for periods after October 24, 1997, are presented on the Post-Merger new basis of accounting, for the period August 14, 1996 through October 24, 1997, are presented on the Post-Acquisition basis of accounting, and for August 13, 1996 and prior periods are presented on the Pre-Acquisition basis of accounting.

                                                       SELECTED GAAP BASIS FINANCIAL DATA
                                                                 (IN THOUSANDS)

                                                                   POST-MERGER
                                        --------------   ------------    -------------   --------------
                                        For the Period                                   For the Period
                                          January 1,     For the Year     For the Year     October 25,
                                         2000 through        Ended            Ended       1997 through
                                         September 30,   December 31,     December 31,    December 31,
                                             2000            1999             1998            1997
                                        --------------   ------------    -------------   --------------
Annuity and Interest
    Sensitive Life

    Product Charges.................    $     106,892    $     82,935     $     39,119   $      3,834
Net Income (Loss) before
    Federal Income Tax .............    $      27,886    $     19,737     $     10,353   $       (279)
Net Income (Loss)...................    $      18,084    $     11,214     $      5,074   $       (425)
Total Assets........................    $  11,835,937    $  9,392,857     $  4,754,623   $  2,446,395
Total Liabilities...................    $  11,256,283    $  8,915,008     $  4,400,729   $  2,219,082
Total Stockholder's Equity..........    $     579,654    $    477,849     $    353,894   $    227,313



                                                              POST-ACQUISITION         |         PRE-ACQUISITION
                                                       --------------  --------------  |  ------------------------------
                                                       For the Period  For the Period  |  For the Period
                                                       January 1,1997    August 14,    |    January 1,     For the Year
                                                           through      1996 through   |   1996 through       Ended
                                                         October 24,    December 31,   |    August 13,     December, 31,
                                                            1997            1996       |       1996           1995
                                                       --------------  --------------  |  ---------------  -------------
                                                                                       |
Annuity and Interest                                                                   |
    Sensitive Life Product Charges.................      $  18,288      $      8,768   |     $ 12,259       $   18,388
Net Income (Loss) before                                                               |
    Federal Income Tax.............................      $    (608)     $        570   |     $  1,736       $    3,364
Net Income (Loss)..................................      $     729      $        350   |     $  3,199       $    3,364
Total Assets.......................................          N/A        $  1,677,899   |        N/A         $1,203,057
Total Liabilities..................................          N/A        $  1,537,415   |        N/A         $1,104,932
Total Stockholder's Equity.........................          N/A        $    140,484   |        N/A         $   98,125



DVAP4SF-108897                         60


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BUSINESS ENVIRONMENT

The current business and regulatory environment presents many challenges to the insurance industry. The variable annuity competitive environment remains intense and is dominated by a number of large highly rated insurance companies. Increasing competition from traditional insurance carriers as well as banks and mutual fund companies offers consumers many choices. However, overall demand for variable insurance products remains strong for several reasons including: strong stock market performance over the last four years; relatively low interest rates; an aging U.S. population that is increasingly concerned about retirement, estate planning, and maintaining their standard of living in retirement; and potential reductions in government and employer-provided benefits at retirement, as well as lower public confidence in the adequacy of those benefits.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

The purpose of this section is to discuss and analyze Golden American Life Insurance Company's ("Golden American") consolidated results of operations. In addition, some analysis and information regarding financial condition and liquidity and capital resources is also provided. This analysis should be read jointly with the consolidated financial statements, the related notes, and the Cautionary Statement Regarding Forward-Looking Statements, which appear elsewhere in this report. Golden American reports financial results on a consolidated basis. The consolidated financial statements include the accounts of Golden American and its wholly owned subsidiary, First Golden American Life Insurance Company of New York ("First Golden," and collectively with Golden American, the "Companies").

                              RESULTS OF OPERATION

MERGER. On October 23, 1997, Equitable of Iowa Companies' ("Equitable") shareholders approved an Agreement and Plan of Merger ("Merger Agreement") dated July 7, 1997 among Equitable, PFHI Holdings, Inc. ("PFHI"), and ING Groep N.V. ("ING"). On October 24, 1997, PFHI, a Delaware corporation, acquired all of the outstanding capital stock of Equitable according to the Merger Agreement. PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. Equitable, an Iowa corporation, in turn owned all the outstanding capital stock of Equitable Life Insurance Company of Iowa ("Equitable Life") and Golden American and their wholly owned subsidiaries. In addition, Equitable owned all the outstanding capital stock of Locust Street Securities, Inc., Equitable Investment Services, Inc. (subsequently dissolved), Directed Services, Inc. ("DSI"), Equitable of Iowa Companies Capital Trust, Equitable of Iowa Companies Capital Trust II, and Equitable of Iowa Securities Network, Inc. (subsequently renamed ING Funds Distributor, Inc.). In exchange for the outstanding capital stock of Equitable, ING paid total consideration of approximately $2.1 billion in cash and stock and assumed approximately $400 million in debt. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC" or "Parent"), a Delaware corporation.

For financial statement purposes, the
change in control of the Companies through the ING merger was accounted for as a purchase effective October 25, 1997. This merger resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities at the merger date. As a result, the Companies' financial statements for periods after October 24, 1997 are presented on the Post-Merger new basis of accounting.

The purchase price was allocated to EIC and its subsidiaries with $227.6 million allocated to the Companies. Goodwill of $1.4 billion was established for the excess of the merger cost over the fair value of the assets and liabilities of EIC with $151.1 million attributed to the Companies. Goodwill resulting from the merger is being amortized over 40 years on a straight-line basis. The carrying value will be reviewed periodically for any indication of impairment in value.

CHANGE IN CONTROL -- ACQUISITION. On August 13, 1996, Equitable acquired all of the outstanding capital stock of BT Variable, Inc. ("BT Variable") and its wholly owned subsidiaries, Golden American and DSI. After the acquisition, the BT Variable, Inc. name was changed to EIC Variable, Inc. On April 30, 1997, EIC Variable, Inc. was liquidated and its investments in Golden American and DSI were transferred to Equitable, while the remainder of its net assets were contributed to Golden American. On December 30, 1997, EIC Variable, Inc. was dissolved.


DVAP4SF-108897                         61


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


For financial statement purposes, the change in control of Golden
American through the acquisition of BT Variable was accounted for as a purchase effective August 14, 1996. This acquisition resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities at the acquisition date. As a result, the Companies' financial statements included for the period January 1, 1997 through October 24, 1997 are presented on the Post-Acquisition basis of accounting.

The purchase price was allocated to the
three companies purchased -- BT Variable, DSI, and Golden American. The allocation of the purchase price to Golden American was approximately $139.9 million. Goodwill of $41.1 million was established for the excess of the acquisition cost over the fair value of the assets and liabilities and attributed to Golden American. At June 30, 1997, goodwill was increased by $1.8 million, due to the adjustment of the value of a receivable existing at the acquisition date. Before the ING merger, goodwill resulting from the acquisition was being amortized over 25 years on a straight-line basis.

THE FIRST NINE MONTHS OF 2000 COMPARED TO THE SAME PERIOD OF 1999

PREMIUMS

                                                                           PERCENTAGE         DOLLAR
NINE MONTHS ENDED JUNE 30                                   2000             CHANGE           CHANGE           1999
                                                         ----------        ----------       -----------     ----------
                                                                              (Dollars in millions)
Variable annuity premiums:
    Separate account.................................    $    682.7          (61.7)%        $ (1,100.8)     $  1,783.5
    Fixed account....................................         503.2           (6.7)              (36.2)          539.4
                                                         ----------          -------        -----------     ----------
Total variable annuity premiums......................       1,185.9          (49.0)           (1,137.0)        2,322.9
Variable life premiums...............................           1.5          (78.3)               (5.5)            7.0
                                                         ----------          -------        -----------     ----------
Total premiums.......................................    $  1,187.4          (49.0)%        $ (1,142.5)     $  2,329.9
                                                         ==========          =======        ===========     ==========

For the Companies' variable contracts, premiums collected are not reported as revenues, but as deposits to insurance liabilities. Revenues for these products are recognized over time in the form of investment spread and product charges.

Variable annuity separate account premiums decreased 61.7% during the first nine months of 2000 compared to the same period of 1999. This decrease is completely due to premium reductions included in the variable annuity separate account premiums of $1,772.1 million and $72.1, million for the first nine months of 2000 and 1999, respectively, related to modified coinsurance agreements.

Variable life premiums decreased 78.3% in the first nine months of 2000 from the same period of 1999. In August 1999, Golden American discontinued offering variable life products.

Premiums, net of reinsurance, for variable products from a significant broker/dealer having at least ten percent of total sales for the nine months ended September 30, 2000 totaled $139.3 million, or 12% of total premiums ($664.2 million, or 29% from two significant broker/dealers for the nine months ended September 30, 1999).



DVAP4SF-108897                         62

REVENUES

                                                                           PERCENTAGE         DOLLAR
NINE MONTHS ENDED SEPTEMBER 30                              2000             CHANGE           CHANGE           1999
                                                          ---------        ----------       -----------     ----------
                                                                              (Dollars in millions)
Annuity and interest sensitive
    life product charges.............................     $  106.9              93.7%         $   51.7       $   55.2
Management fee revenue...............................         15.6             130.1               8.8            6.8
Net investment income................................         47.9              12.2               5.2           42.7
Realized losses on investments.......................         (4.5)           (104.5)             (2.3)          (2.2)
Net income from modified coinsurance
    agreements.......................................        220.2           3,184.4             213.8            6.4
Other income.........................................          1.3              30.0               0.3            1.0
                                                          --------           -------          --------       --------
                                                          $  387.4             252.6%         $  277.5       $  109.9
                                                          ========           =======          ========       ========

Total revenues increased 252.6% in the first nine months of 2000 from the same period in 1999. Annuity and interest sensitive life product charges increased 93.7% in the first nine months of 2000 due to additional fees earned from the increasing block of business under management in the variable separate accounts.

Golden American provides certain managerial and supervisory services to Directed Services, Inc. ("DSI"). The fee paid to Golden American for these services, which is calculated as a percentage of average assets in the variable separate accounts, was $15.6 million and $6.8 million for the first nine months of 2000 and 1999, respectively. This increase is due to the increasing assets in the variable separate account and renegotiation of the fee paid by DSI to Golden American.

Net investment income increased 12.2% in the first nine months of 2000 due to growth in average invested assets for the first nine months of 2000 as compared to the same period in 1999. The Companies had $4.5 million of realized losses in the first nine months of 2000 on the sale of fixed maturities and the writedown of an impaired investment, compared to losses of $2.2 million in the same period of 1999 resulting from the writedown of two fixed maturities in the second quarter of 1999 and from the sale of investments in the first nine months of 1999.

Net income from modified coinsurance agreements increased by $213.8 million to $220.2 million for the first nine months of 2000 as compared to the first nine months of 1999. This was primarily due to a modified coinsurance agreement which was entered into during the second quarter of 2000, with an affiliate, Equitable Life Insurance Company of Iowa ("Equitable Life"), covering a part of business issued in 2000. This reinsurance agreement contributed $102.9 million to other income in the third quarter of 2000 and $214.7 in the first nine months of 2000, which was offset by a corresponding release of deferred policy acquisition costs and reimbursement of non-deferrable costs related to policies reinsured under this agreement.

EXPENSES

Total insurance benefits and expenses increased $247.6 million, or 255.6%, to $344.5 million in the first nine months of 2000. Interest credited to account balances increased $21.9 million, or 17.4%, to $147.3 million in the first nine months of 2000. The premium credit on the Premium Plus product increased $19.9 million to $105.6 million in the first nine months of 2000. The bonus interest on the fixed account decreased $0.4 million to $7.2 million during the first nine months of 2000. The remaining increase in interest credited relates to lower account balances associated with the Companies' fixed account options within the variable products relative to the balances at September 30, 1999.

Commissions increased $25.5 million, or 19%, to $160.1 million in the first nine months of 2000. Insurance taxes, state licenses, and fees increased $0.7 million, or 20%, to $4.0 million in the first nine months of 2000. Changes in commissions and insurance taxes, state licenses, and fees are generally related to changes in the level and composition of variable product sales. Insurance taxes, state licenses, and fees are impacted by several other factors, which include an increase in FICA taxes primarily due to incentive bonuses. Most costs incurred as the result of new sales are deferred, thus having very little impact on current earnings.



DVAP4SF-108897                         63

General expenses increased $13.6 million, or 28.7%, to $61.2 million in the first nine months of 2000. Management expects general expenses to continue to increase in 2000 as a result of the emphasis on expanding the salaried wholesaler distribution network, the growth in sales, and the increased amounts in force. The Companies use a network of wholesalers to distribute products, and the salaries and sales bonuses of these wholesalers are included in general expenses. The portion of these salaries and related expenses that varies directly with production levels is deferred thus having little impact on current earnings. The increase in general expenses was partially offset by reimbursements received from the following affiliates: DSI, Equitable Life, ING Mutual Funds Management Co., LLC, Security Life of Denver Insurance Company, Southland Life Insurance Company, and United Life & Annuity Insurance Company, for certain advisory, computer, and other resources and services provided by the Companies.

During the first nine months of 2000 and 1999, value of purchased insurance in force ("VPIF") was adjusted to increase amortization by $0.7 million in each period, respectively, to reflect changes in the assumptions related to the timing of estimated gross profits. Amortization of deferred policy acquisition costs ("DPAC") increased $29.8 million, or 151.4%, in the first nine months of 2000. This increase resulted from the deferral of expenses associated with the large sales volume experienced since September 30, 1999. Deferred policy acquisition costs decreased $157.1 million or 64.2% in the first nine months of 2000. During the second quarter of 2000, a modified coinsurance agreement was entered into which resulted in a $213.0 million release of previously deferred policy acquisition costs for the first nine months of 2000. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected net amortization relating to VPIF as of September 30, 2000 is $0.9 million for the remainder of 2000, $3.5 million in 2001, $3.3 million in 2002, $2.8 million in 2003, $2.2 million in 2004, and $1.7 million in 2005. Actual amortization may vary based upon changes in assumptions and experience.

Interest expense increased 169.7%, or $9.4 million, to $15.0 million in the first nine months of 2000. Interest expense on a $25 million surplus note issued December 1996 and expiring December 2026 was $1.5 million for the first nine months of 2000, unchanged from the same period of 1999. Interest expense on a $60 million surplus note issued in December 1998 and expiring December 2028 was $3.3 million for the first nine months of 2000, unchanged from the same period of 1999. Interest expense on a $75 million surplus note, issued September 1999 and expiring September 2029 was $4.4 million for the first nine months of 2000. Interest expense on a $50 million surplus note, issued December 1999 and expiring December 2029 was $3.1 million for the first nine months of 2000. Interest expense on a $35 million surplus note issued December 1999 and expiring December 2029 was $2.3 million for the first nine months of 2000. Golden American also paid $0.4 million in 2000 and $0.7 million in 1999 to ING America Insurance Holdings, Inc. ("ING AIH") for interest on a reciprocal loan agreement. Interest expense on a revolving note payable with SunTrust Bank, Atlanta was $36,000 and $109,000 for the first nine months of 2000 and 1999, respectively.

INCOME

Net income was $18.1 million for the first nine months of 2000, an increase of $14.5 million, or 409.3% from the same period of 1999.

Comprehensive income for
the first nine months of 2000 was $21.8 million, an increase of $21.8 million from comprehensive loss of $18,000 in the same period of 1999.



DVAP4SF-108897                         64

1999 COMPARED TO 1998

PREMIUMS

                                                                           PERCENTAGE         DOLLAR
FOR THE YEAR ENDED DECEMBER 31                              1999             CHANGE           CHANGE            1998
                                                         ----------        ----------       -----------      ----------
                                                                              (Dollars in millions)
Variable annuity premiums:
    Separate account.................................     $2,511.7            71.9%           $1,050.5        $1,461.2
    Fixed account....................................        770.7            30.9               182.0           588.7
                                                          --------            ----            --------        --------
Total variable annuity premiums......................      3,282.4            60.1             1,232.5         2,049.9
Variable life premiums...............................          8.6           (37.8)               (5.2)           13.8
                                                          --------            ----            --------        --------
Total premiums.......................................     $3,291.0            59.5%           $1,227.3        $2,063.7
                                                          ========            ====            ========        ========

For the Companies' variable contracts, premiums collected are not reported as revenues, but as deposits to insurance liabilities. Revenues for these products are recognized over time in the form of investment spread and product charges.

Variable annuity separate account premiums increased 71.9% in 1999. The fixed account portion of the Companies' variable annuity premiums increased 30.9% in 1999. These increases resulted from increased sales of the Premium Plus variable annuity product.

Variable life premiums decreased 37.8% in 1999. In August 1999, Golden American discontinued offering variable life products.

Premiums, net of reinsurance, for
variable products from two significant broker/dealers each having at least ten percent of total sales for the year ended December 31, 1999 totaled $918.4 million, or 28% of premiums compared to $528.9 million, or 26%, from two significant broker/dealers for the year ended December 31, 1998.

REVENUES

                                                                           PERCENTAGE         DOLLAR
FOR THE YEAR ENDED DECEMBER 31                              1999             CHANGE           CHANGE           1998
                                                         ----------        ----------       -----------     ----------
                                                                              (Dollars in millions)
Annuity and interest sensitive life product
    charges..........................................     $  82.9            112.0%            $43.8           $39.1
Management fee revenue...............................        10.1            112.5               5.3             4.8
Net investment income................................        59.2             39.3              16.7            42.5
Realized gains (losses) on investments...............        (2.9)            96.1              (1.4)           (1.5)
Other income.........................................        10.8             94.4               5.2             5.6
                                                          -------             ----             -----           -----
                                                          $ 160.1             77.0%            $69.6           $90.5
                                                          =======             ====             =====           =====

Total revenues increased 77.0%, or $69.6 million, to $160.1 million in 1999. Annuity and interest sensitive life product charges increased 112.0%, or $43.8 million, to $82.9 million in 1999, primarily due to additional fees earned from the increasing block of business in the separate accounts.

Golden American provides certain managerial and supervisory services to DSI. The fee paid to Golden American for these services, which is calculated as a percentage of average assets in the variable separate accounts, was $10.1 million for 1999 and $4.8 million for 1998.

Net investment income increased 39.3%, or $16.7 million, to $59.2 million in 1999 from $42.5 million in 1998, due to growth in invested assets from December 31, 1998, increasing interest rates, and a relative increase in below investment grade investments.



DVAP4SF-108897                         65

During 1999, the Company had net realized losses on investments of $2.9 million, which includes a $1.6 million write down of two impaired fixed maturities, compared to net realized losses on investments of $1.5 million in 1998 which included a $1.0 million write down of two impaired fixed maturities.

Other income increased $5.2 million to $10.8 million in 1999, due primarily to income received under a modified coinsurance agreement with an unaffiliated reinsurer.

EXPENSES

                                                                           PERCENTAGE         DOLLAR
FOR THE YEAR ENDED DECEMBER 31                              1999             CHANGE          CHANGE            1998
                                                        ----------        ----------       -----------     ----------
                                                                              (Dollars in millions)
Insurance benefits and expenses: Annuity and interest sensitive life benefits:

      Interest credited to account balances..........     $ 175.9              85.4%          $  81.0        $   94.9
      Benefit claims incurred in excess of
        account balances.............................         6.3             200.2               4.2             2.1
    Underwriting, acquisition, and insurance
      expenses:
      Commissions....................................       188.4              55.5              67.2           121.2
      General expenses...............................        60.2              60.2              22.6            37.6
      Insurance taxes, state licenses, and fees......         4.0              (4.0)             (0.1)            4.1
      Policy acquisition costs deferred..............      (346.4)             75.1            (148.6)         (197.8)
      Amortization:
        Deferred policy acquisition costs............        33.1             543.3              28.0             5.1
        Value of purchased insurance in force........         6.2              32.0               1.5             4.7
        Goodwill.....................................         3.8                --                --             3.8
                                                          -------              ----           -------        --------
                                                          $ 131.5              73.7%          $  55.8        $   75.7
                                                          =======              ====           =======        ========


Total insurance benefits and expenses increased 73.7%, or $55.8 million, in 1999 from $75.7 million in 1998. Interest credited to account balances increased 85.4%, or $81.0 million, in 1999 from $94.9 million in 1998. The premium credit on the Premium Plus variable annuity product increased $69.3 million to $123.8 million at December 31, 1999. The bonus interest on the fixed account increased $3.0 million to $10.9 million at December 31, 1999. The remaining increase in interest credited relates to higher account balances associated with the Companies' fixed account options within the variable products.

Commissions increased 55.5%, or $67.2 million, in 1999 from $121.2 million in 1998. Insurance taxes, state licenses, and fees decreased 4.0%, or $0.1 million, in 1999 from $4.1 million in 1998. Changes in commissions and insurance taxes, state licenses, and fees are generally related to changes in the level and composition of variable product sales. Insurance taxes, state licenses, and fees are impacted by several other factors, which include an increase in FICA taxes primarily due to bonuses and expenses for the triennial insurance department examination of Golden American, which were offset by a decrease in 1999 of guaranty fund assessments paid. Most costs incurred as the result of sales have been deferred, thus having very little impact on current earnings.

General expenses increased 60.2%, or $22.6 million, in 1999 from $37.6 million in 1998. Management expects general expenses to continue to increase in 2000 as a result of the emphasis on expanding the salaried wholesaler distribution network and the growth in sales. The Companies use a network of wholesalers to distribute products, and the salaries and sales bonuses of these wholesalers are included in general expenses. The portion of these salaries and related expenses that varies directly with production levels is deferred thus having little impact on current earnings. The increase in general expenses was partially offset by reimbursements received from DSI, Equitable Life, ING Mutual Funds Management Co., LLC, an affiliate, Security Life of Denver Insurance Company, an affiliate, Southland Life Insurance Company, an affiliate, and United Life & Annuity Insurance Company, an affiliate, for certain advisory, computer, and other resources and services provided by Golden American.



DVAP4SF-108897                         66

The Companies' previous balances of deferred policy acquisition costs ("DPAC"), value of purchased insurance in force ("VPIF"), and unearned revenue reserve were eliminated and a new asset of $44.3 million representing VPIF was established for all policies in force at the merger date. During 1999, VPIF was adjusted to increase amortization by $0.7 million to reflect changes in the assumptions related to the timing of estimated gross profits. During 1998, VPIF decreased $2.7 million to adjust the value of other receivables and increased $0.2 million as a result of an adjustment to the merger costs. During 1998, VPIF was adjusted to reduce amortization by $0.2 million to reflect changes in the assumptions related to the timing of future gross profits. Amortization of DPAC increased $28.0 million, or 543.3%, in 1999. This increase resulted from growth in policy acquisition costs deferred from $197.8 million at December 31, 1998 to $346.4 million at December 31, 1999, which was generated by expenses associated with the large sales volume experienced since December 31, 1998. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization relating to VPIF as of December 31, 1999 is $4.0 million in 2000, $3.6 million in 2001, $3.3 million in 2002, $2.8 million in 2003, and $2.3 million in 2004. Actual amortization may vary based upon changes in assumptions and experience.

Interest expense increased 102.6%, or $4.5 million, in 1999 from $4.4 million in 1998. Interest expense on a $25 million surplus note issued December 1996 and expiring December 2026 was $2.1 million for the year ended December 31, 1999, unchanged from the same period of 1998. Interest expense on a $60 million surplus note issued in December 1998 and expiring December 2028 was $4.3 million for the year ended December 31, 1999. Interest expense on a $75 million surplus note, issued September 30, 1999 and expiring September 29, 2029 was $1.5 million for the year ended December 31, 1999. Golden American also paid $0.8 million in 1999 and $1.8 million in 1998 to ING America Insurance Holdings, Inc. ("ING AIH") for interest on a reciprocal loan agreement. Interest expense on a revolving note payable with SunTrust Bank, Atlanta was $0.2 million and $0.3 million for the years ended December 31, 1999 and 1998, respectively. In addition, Golden American incurred interest expense of $0.2 million in 1998 on a line of credit with Equitable.

INCOME

Net income for 1999 was $11.2 million, an increase of $6.1 million from $5.1 million for 1998.

Comprehensive income for 1999 was $3.0 million, a decrease of $0.9 million from comprehensive income of $3.9 million for 1998.

1998 COMPARED TO 1997

The following analysis combines Post-Merger and Post-Acquisition activity for 1997.

PREMIUMS

                                                 POST-MERGER          COMBINED        POST-MERGER     POST-ACQUISITION

                                               -----------------  ----------------- ----------------  -----------------

                                                                                    For the Period     For the Period
                                                                                      October 25,        January 1,
                                                 For the Year       For the Year         1997               1997
                                                   ended              ended            through             through
                                                 December 31,       December 31,     December 31,        October 24,
                                                     1998               1997             1997               1997

                                               -----------------  ----------------- ----------------  -----------------
                                                                        (Dollars in millions)
Variable annuity premiums:
    Separate account........................     $  1,513.3           $   291.2        $   111.0          $   180.2
    Fixed account...........................          588.7               318.0             60.9              257.1
                                                 ----------           ---------        ---------          ---------
                                                    2,102.0               609.2            171.9              437.3
Variable life premiums......................           13.8                15.6              1.2               14.4
                                                 ----------           ---------        ---------          ---------
Total premiums..............................     $  2,115.8           $   624.8        $   173.1          $   451.7
                                                 ==========           =========        =========          =========

For the Companies' variable contracts, premiums collected are not reported as revenues, but are reported as deposits to insurance liabilities. Revenues for these products are recognized over time in the form of investment income and product charges.



DVAP4SF-108897                         67

Variable annuity separate account premiums increased 419.7% in 1998 primarily due to increased sales of the Premium Plus product introduced in October of 1997 and the increased sales levels of the Companies' other products. The fixed account portion of the Companies' variable annuity premiums increased 85.1% in 1998. Variable life premiums decreased 11.4% in 1998. Total premiums increased 238.7% in 1998.

During 1998, the Companies' sales were further diversified among broker/dealers. Premiums, net of reinsurance, for variable products from two significant broker/dealers having at least ten percent of total sales for the year ended December 31, 1998 totaled $528.9 million, or 26% of premiums ($328.2 million, or 53% from two significant broker/dealers for the year ended December 31, 1997).

REVENUES

                                                 POST-MERGER          COMBINED        POST-MERGER     POST-ACQUISITION
                                               -----------------  ----------------- ----------------  -----------------

                                                                                    For the Period     For the Period
                                                                                      October 25,     January 1,
                                                 For the Year       For the Year         1997               1997
                                                    ended              ended            through           through
                                                 December 31,       December 31,     December 31,     October 24,
                                                     1998               1997             1997               1997

                                               -----------------  ----------------- ----------------  -----------------

                                                                        (Dollars in millions)
Annuity and interest sensitive life
    product charges.........................     $    39.1            $    22.1        $     3.8          $    18.3
Management fee revenue......................           4.8                  2.8              0.5                2.3
Net investment income.......................          42.5                 26.8              5.1               21.7
Realized gains (losses)
    on investments..........................          (1.5)                 0.1               --                0.1
Other income................................           5.6                  0.7              0.3                0.4
                                                 ----------           ---------        ---------          ---------
                                                 $    90.5            $    52.5        $     9.7          $    42.8
                                                 ==========           =========        =========          =========

Total revenues increased 72.3%, or $38.0 million, to $90.5 million in 1998. Annuity and interest sensitive life product charges increased 76.8%, or $17.0 million, to $39.1 million in 1998 due to additional fees earned from the increasing block of business under management in the separate accounts and an increase in surrender charge revenues. This increase was partially offset by the elimination of the unearned revenue reserve related to in force acquired business at the merger date, which resulted in lower annuity and interest sensitive life product charges compared to Post-Acquisition levels.

Golden American provides certain managerial and supervisory services to DSI. The fee paid to Golden American for these services, which is calculated as a percentage of average assets in the variable separate accounts, was $4.8 million for 1998 and $2.8 million for 1997.

Net investment income increased 58.6%, or $15.7 million, to $42.5 million in 1998 from $26.8 million in 1997 due to growth in invested assets. During 1998, the Company had net realized losses on investments of $1.5 million, which included a $1.0 million write down of two impaired bonds, compared to gains of $0.1 million in 1997. Other income increased $4.9 million to $5.6 million in 1998 due primarily to income received under a modified coinsurance agreement with an unaffiliated reinsurer as a result of increased sales.



DVAP4SF-108897                         68

EXPENSES

                                                 POST-MERGER          COMBINED        POST-MERGER     POST-ACQUISITION

                                               -----------------  ----------------- ----------------  -----------------

                                                                                    For the Period     For the Period
                                                                                      October 25,         January 1,
                                                 For the Year       For the Year         1997               1997
                                                    ended              ended            through           through
                                                 December 31,       December 31,     December 31,        October 24,
                                                     1998               1997             1997               1997

                                               -----------------  ----------------- ----------------  -----------------
                                                                        (Dollars in millions)

Insurance benefits and expenses:
  Annuity and interest sensitive
    life benefits:
    Interest credited to account
      balances..............................     $    94.9            $   26.7         $    7.4           $   19.3
    Benefit claims incurred in excess
      of account balances...................           2.1                 0.1                --               0.1
  Underwriting, acquisition, and insurance expenses:

    Commissions.............................         121.2                36.3              9.4               26.9
    General expenses........................          37.6                17.3              3.4               13.9
    Insurance taxes.........................           4.1                 2.3              0.5                1.8
    Policy acquisition costs deferred.......        (197.8)              (42.7)           (13.7)             (29.0)
    Amortization:
      Deferred policy acquisition costs.....           5.1                 2.6              0.9                1.7
      Value of purchased insurance
       in force.............................           4.7                 6.1              0.9                5.2
      Goodwill..............................           3.8                 2.0              0.6                1.4
                                                 ---------            ---------        ---------          ---------
                                                 $    75.7            $    50.7        $     9.4          $    41.3
                                                 =========            =========        =========          =========

Total insurance benefits and expenses increased 49.2%, or $25.0 million, in 1998 from $50.7 million in 1997. Interest credited to account balances increased 255.4%, or $68.2 million, in 1998 from $26.7 in 1997. The extra credit bonus on the Premium Plus product introduced in October of 1997 generated a $51.6 million increase in interest credited during 1998 compared to 1997. The remaining increase in interest credited related to higher account balances associated with the Companies' fixed account option within its variable products.

Commissions increased 234.2%, or $84.9 million, in 1998 from $36.3 million in 1997. Insurance taxes increased 77.0%, or $1.8 million, in 1998 from $2.3 million in 1997. Changes in commissions and insurance taxes are generally related to changes in the level of variable product sales. Insurance taxes are impacted by several other factors, which include an increase in FICA taxes primarily due to bonuses. Most costs incurred as the result of new sales including the extra credit bonus were deferred, thus having very little impact on current earnings.

General expenses increased 117.7%, or $20.3 million, in 1998 from $17.3 million in 1997. Management expects general expenses to continue to increase in 1999 as a result of the emphasis on expanding the salaried wholesaler distribution network. The Companies use a network of wholesalers to distribute products and the salaries of these wholesalers are included in general expenses. The portion of these salaries and related expenses that varies with production levels is deferred thus having little impact on current earnings. The increase in general expenses was partially offset by reimbursements received from Equitable Life, an affiliate, for certain advisory, computer and other resources and services provided by Golden American.

At the merger date, the Companies' deferred policy acquisition costs ("DPAC"), previous balance of value of purchased insurance in force ("VPIF") and unearned revenue reserve were eliminated and a new asset of $44.3 million representing VPIF was established for all policies in force at the merger date. During 1998, VPIF was adjusted to reduce amortization by $0.2 million to reflect changes in the assumptions related to the timing of future gross profits. VPIF decreased $2.6 million in the second quarter of 1998 to adjust the value of other



DVAP4SF-108897                         69
receivables recorded at the time of merger and increased $0.2 million in the first quarter of 1998 as the result of an adjustment to the merger costs. The amortization of VPIF and DPAC increased $1.1 million, or 13.0%, in 1998. During the second quarter of 1997, VPIF was adjusted by $2.3 million to reflect narrower spreads than the gross profit model assumed.

Amortization of goodwill for the year ended December 31, 1998 totaled
$3.8 million compared to $2.0 million for the year ended December 31, 1997.

Interest expense on the $25 million surplus note issued
December 1996 and expiring December 2026 was $2.1 million for the year ended December 31, 1998, unchanged from the same period of 1997. In addition, Golden American incurred interest expense of $0.2 million in 1998 compared to $0.5 million in 1997 on the line of credit with Equitable which was repaid with a capital contribution. Golden American also paid $1.8 million in 1998 to ING America Insurance Holdings, Inc. ("ING AIH") for interest on the reciprocal loan agreement. Interest expense on the revolving note payable with SunTrust Bank, Atlanta was $0.3 million for the year ended December 31, 1998.

INCOME

Net income for 1998 was $5.1 million, an increase of $4.8 million from $0.3 million in 1997. Comprehensive income for 1998 was $3.9 million, an increase of $1.8 million from $2.1 million in 1997.

                               FINANCIAL CONDITION

RATINGS. Currently, the Companies' ratings are A+ by A. M. Best Company, AAA by Duff & Phelps Credit Rating Company, and AA+ by Standard & Poor's Rating Services ("Standard & Poor's").

INVESTMENTS. The financial statement carrying value and amortized cost basis of the Companies' total investments decreased slightly during the first nine months of 2000. All of the Companies' investments, other than mortgage loans on real estate, are carried at fair value in the Companies' financial statements. The decrease in the carrying value of the Companies' investment portfolio was due to changes in unrealized appreciation and depreciation of investments offset by net sales. The decrease in the cost basis of the Companies' investment portfolio resulted from net transfers to the separate accounts. The Companies manage the growth of insurance operations in order to maintain adequate capital ratios. To support the fixed account options of the Companies' variable insurance products, cash flow is invested primarily in fixed maturities and mortgage loans on real estate.

At September 30, 2000, the Companies had no investments in default. At September 30, 2000, the Companies' investments had a yield of 6.7%. The Companies estimate the total investment portfolio, excluding policy loans, had a fair value approximately equal to 98.3% of amortized cost value at September 30, 2000.

FIXED MATURITIES: At September 30, 2000, the Companies had fixed maturities with an amortized cost of $798.9 million and an estimated fair value of $784.8 million. The Companies classify 100% of securities as available for sale. Net unrealized depreciation of fixed maturities of $14.1 million was comprised of gross appreciation of $1.7 million and gross depreciation of $15.8 million. Net unrealized holding losses on these securities, net of adjustments for VPIF, DPAC, and deferred income taxes of $4.9 million, were included in stockholder's equity at September 30, 2000.

The individual securities in the Companies' fixed maturities portfolio (at amortized cost) include investment grade securities, which include securities issued by the U.S. government, its agencies, and corporations that are rated at least A- by Standard & Poor's Rating Services ("Standard & Poor's") ($527.7 million or 66.0%), that are rated BBB+ to BBB- by Standard & Poor's ($130.1 million or 16.3%), and below investment grade securities, which are securities issued by corporations that are rated BB+ to B-by Standard & Poor's ($53.0 million or 6.5%). Securities not rated by Standard & Poor's had a National Association of Insurance Commissioners ("NAIC") rating of 1, 2, 3, 4, or 5 ($88.1 million or 11.6%). The Companies' fixed maturity investment portfolio had a combined yield at amortized cost of 6.7% at September 30, 2000.



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Fixed maturities rated BBB+ to BBB- may have speculative
characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than is the case with higher rated fixed maturities.

At September 30, 2000, the amortized cost value of the Companies' total investments in below investment grade securities, excluding mortgage-backed securities, was $71.5 million, or 7.0%, of the Companies' investment portfolio. The Companies intend to purchase additional below investment grade securities, but do not expect the percentage invested in such securities to exceed 10% of the investment portfolio. At September 30, 2000, the yield at amortized cost on the Companies' below investment grade portfolio was 8.1% compared to 6.5% for the Companies' investment grade corporate bond portfolio. The Companies estimate the fair value of the below investment grade portfolio was $67.5 million, or 94.4% of amortized cost value, at September 30, 2000.

Below investment grade securities have different characteristics than investment grade corporate debt securities. Risk of loss upon default by the borrower is significantly greater with respect to below investment grade securities than with other corporate debt securities. Below investment grade securities are generally unsecured and are often subordinated to other creditors of the issuer. Also, issuers of below investment grade securities usually have higher levels of debt and are more sensitive to adverse economic conditions, such as a recession or increasing interest rates, than are investment grade issuers. The Companies attempt to reduce the overall risk in the below investment grade portfolio, as in all investments, through careful credit analysis, strict investment policy guidelines, and diversification by company and by industry.

The Companies analyze the investment portfolio, including below investment grade securities, at least quarterly in order to determine if the Companies' ability to realize the carrying value on any investment has been impaired. For debt and equity securities, if impairment in value is determined to be other than temporary (i.e. if it is probable the Companies will be unable to collect all amounts due according to the contractual terms of the security), the cost basis of the impaired security is written down to fair value, which becomes the new cost basis. The amount of the write-down is included in earnings as a realized loss. Future events may occur, or additional or updated information may be received, which may necessitate future write-downs of securities in the Companies' portfolio. Significant write-downs in the carrying value of investments could materially adversely affect the Companies' net income in future periods.

During the first nine months of 2000, fixed maturities designated as available for sale with a combined amortized cost of $163.3 million were sold, called, or repaid by their issuers. In total, net pre-tax losses from sales, calls, and repayments of fixed maturity investments amounted to $4.5 million in the first nine months of 2000.

During the second quarter of
2000, Golden American determined that the carrying value of an impaired bond exceeded its estimated net realizable value. As a result, at June 30, 2000, Golden American recognized a total pre-tax loss of approximately $142,000 to reduce the carrying value of the bond to its net realizable value of $329,000.

EQUITY SECURITIES: Equity securities represent 0.9% of the Companies' investment portfolio. At September 30, 2000, the Companies owned equity securities with a cost of $9.7 million and an estimated fair value of $8.8 million. Net unrealized depreciation of equity securities was comprised entirely of gross depreciation of $0.9 million. Equity securities are comprised of investments in shares of mutual funds underlying the Companies' registered separate accounts.

MORTGAGE LOANS ON REAL ESTATE: Mortgage loans on real estate represent 10.1% of the Companies' investment portfolio.
Mortgages outstanding were $104.5 million at September 30, 2000 with an estimated fair value of $102.4 million. The Companies' mortgage loan portfolio is comprised of 59 loans with an average size of $1.8 million and average seasoning of 0.6 years if weighted by the number of loans. The Companies' mortgage loans on real estate are typically secured by occupied buildings in major metropolitan locations and not speculative developments and are diversified by type of property and geographic location. At September 30, 2000, the yield on the Companies' mortgage loan portfolio was 7.3%.



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At September 30, 2000, no mortgage loan on real estate was delinquent by
90 days or more. The Companies' loan investment strategy is consistent with other life insurance subsidiaries of ING in the United States. The insurance subsidiaries of EIC have experienced a historically low default rate in their mortgage loan portfolios.

OTHER ASSETS. DPAC represents certain deferred costs of acquiring new insurance business, principally first year commissions and interest bonuses, premium credits, and other expenses related to production after October 24, 1997 ("ING merger date"). The Companies' previous balances of DPAC and VPIF were eliminated as of the ING merger date, and an asset representing VPIF was established for all policies in force at the ING merger date. VPIF is amortized into income in proportion to the expected gross profits of in force acquired business in a manner similar to DPAC amortization. Any expenses which vary directly with the sales of the Companies' products are deferred and amortized. During the second quarter of 2000, a modified coinsurance agreement was entered into which resulted in a $213.0 million release of previously deferred policy acquisition costs. At September 30, 2000, the Companies had DPAC and VPIF balances of $564.0 million and $28.9 million, respectively.

Goodwill totaling $151.1 million, representing the excess of the acquisition cost over the fair value of net assets acquired, was established as a result of the merger with ING. Accumulated amortization of goodwill through September 30, 2000 was $11.0 million.

Due from affiliates increased $9.2 million or 1438.4% to $9.8 million during the first nine months of 2000. This is mainly due to an increased receivable for management fee revenues. The increase is due to higher management fees in the current year as well as the timing of the receivable settlement.

Other assets increased $1.2 million from December 31, 1999, due to an increase in the receivable for securities sold and an increase in prepaid expenses.

At September 30, 2000, the Companies had $10.0 billion of separate account assets compared to $7.6 billion at December 31, 1999. The increase in separate account assets resulted from market appreciation, transfers from the fixed account options, and sales of the Companies' variable annuity products, net of redemptions.

At September 30, 2000, the Companies had total assets of $11.8 billion, a 26.0% increase from December 31, 1999.

LIABILITIES. Future policy benefits for annuity and interest sensitive life products decreased 9.1%, to $939.0 million due to net transfers to the variable accounts. Market appreciation, net transfers from the fixed account to the variable account options, and premiums, net of redemptions, accounted for the $2.4 billion, or 32.1%, increase in separate account liabilities to $10.0 billion at September 30, 2000.

On December 30, 1999, Golden American issued a $50 million, 8.179% surplus note to Equitable Life, which matures on December 29, 2029. On December 8, 1999, Golden American issued a $35 million, 8.0% surplus note to First Columbine Life Insurance Company, an affiliate, which matures on December 7, 2029. On September 30, 1999, Golden American issued a $75 million, 7.75% surplus note to ING AIH, which matures on September 29, 2029. On December 30, 1999, ING AIH assigned the surplus note to Equitable Life. On December 30, 1998, Golden American issued a $60 million, 7.2% surplus note to Equitable Life, which matures on December 29, 2028. On December 17, 1996, Golden American issued a $25 million, 8.2% surplus note to Equitable of Iowa Companies, which matures on December 17, 2026. As a result of the ING merger, the surplus note is now payable to EIC.

Due to affiliates increased $12.5 million or 98.1% to $25.1 million during the first nine months of 2000. This is mainly due to the overpayment of the cash settlement for the modified co-insurance agreement with a related party.

Other
liabilities decreased $5.9 million or 11.1% to $47.3 million during the first nine months of 2000 due to the timing of account transfers, as well as the timing of the settlement of investment transactions.

In conjunction with the
volume of variable annuity sales, the Companies' total liabilities increased $2.3 billion, or 26.3%, during the first nine months of 2000 and totaled $11.3 billion at September 30, 2000.



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The effects of inflation and changing prices on
the Companies' financial position are not material since insurance assets and liabilities are both primarily monetary and remain in balance. An effect of inflation, which has been low in recent years, is a decline in stockholder's equity when monetary assets exceed monetary liabilities.

STOCKHOLDER'S EQUITY. Additional paid-in capital increased $80.0 million, or 17.1%, from December 31, 1999 to $548.6 million at September 30, 2000, due to a capital contribution from the Parent.

                         LIQUIDITY AND CAPITAL RESOURCES

Liquidity is the ability of the Companies to generate sufficient cash flows to meet the cash requirements of operating, investing, and financing activities. The Companies' principal sources of cash are variable annuity premiums and product charges, investment income, maturing investments, proceeds from debt issuance, and capital contributions made by the Parent. Primary uses of these funds are payments of commissions and operating expenses, interest and premium credits, investment purchases, repayment of debt, as well as withdrawals and surrenders.

Net cash provided by operating activities was $142.9 million in the first nine months of 2000 compared to net cash used of $60.0 million in the same period of 1999. The Companies have predominantly had negative cash flows from operating activities since Golden American started issuing variable insurance products in 1989. These negative operating cash flows result primarily from the funding of commissions and other deferrable expenses related to the continued growth in the variable annuity products. However, during the first nine months of 2000, Golden American received $214.7 million in conjunction with the modified coinsurance agreement with an affiliate, resulting in positive cash flow from operating activities.

Net cash provided by investing activities was $15.0 million during the first nine months of 2000 as compared to net cash used of $111.3 million in the same period of 1999. This change from prior year is primarily due to net sales of fixed maturities and equity securities, the net repayment of policy loans and a reduction in purchases of property and equipment. These sources of cash were partially offset by an increase in net purchases of short-term investments and mortgages during the first nine months of 2000 as compared to the same period in 1999. Net sales of fixed maturities reached $53.1 million during the first nine months of 2000 compared to net purchases of $79.7 million in the same period of 1999. Net purchases of short term investments reached $37.6 million in the first nine months of 2000 versus $25.4 million during the same period in 1999. Net purchases of mortgage loans on real estate were $4.7 million during the first nine months of 2000 versus net sales of $3.2 million during the first nine months of 1999.

Net cash used in financing activities was $162.4 million during the first nine months of 2000 compared to net cash provided by financing activities of $177.5 million during the same period in 1999. The net reallocations to the Companies' separate accounts, which increased to $620.6 million from $439.2 million during the prior year, contributed to the increased use of cash in financing activities. The issue of surplus notes of $75.0 million in September, 1999 also added to the decrease of cash flow from financing activities, as did a decrease in capital contributions of $20.0 million to $80.0 million in the first nine months of 2000.

The Companies' liquidity position is managed by maintaining adequate levels of liquid assets, such as cash or cash equivalents and short-term investments. Additional sources of liquidity include borrowing facilities to meet short-term cash requirements. Golden American maintains a $65.0 million reciprocal loan agreement with ING AIH and the Companies have established an $85.0 million revolving note facility with SunTrust Bank, Atlanta which expired on July 31, 2000. As of July 31, 2000, the SunTrust Bank, Atlanta revolving note facility was extended to July 30, 2001. Management believes these sources of liquidity are adequate to meet the Companies' short-term cash obligations.

Based on
current trends, the Companies expect to continue to use net cash in operating activities, given the continued growth of the variable annuity sales. It is anticipated that a continuation of capital contributions from the Parent, the issuance of additional surplus notes, and/or modified coinsurance agreements will cover these net cash outflows. ING AIH is committed to the sustained growth of Golden American. During 2000, ING AIH will maintain Golden American's statutory capital and surplus at the end of each quarter at a level



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such that:
1) the ratio of Total Adjusted Capital divided by Company Action Level Risk Based Capital exceeds 300%; 2) the ratio of Total Adjusted Capital (excluding surplus notes) divided by Company Action Level Risk Based Capital exceeds 200%; and 3) Golden American's statutory capital and surplus exceeds the "Amounts Accrued for Expense Allowances Recognized in Reserves" as disclosed on page 3, Line 13A of Golden American's statutory statement.

During the first quarter of 1999, Golden American's operations were moved to a new site in West Chester, Pennsylvania. Golden American occupies 105,000 square feet of leased space; an affiliate occupies 20,000 square feet. Golden American's New York subsidiary is housed in leased space in New York, New York. The Companies intend to spend approximately $0.5 million on capital needs during the remainder of 2000.

The ability of Golden American to pay dividends to its Parent is restricted. Prior approval of insurance regulatory authorities is required for payment of dividends to the stockholder which exceed an annual limit. During 2000, Golden American cannot pay dividends to its Parent without prior approval of statutory authorities.

Under the provisions of the insurance laws of the State of New
York, First Golden cannot distribute any dividends to its stockholder, Golden American, unless a notice of its intent to declare a dividend and the amount of the dividend has been filed with the New York Insurance Department at least thirty days in advance of the proposed declaration. If the Superintendent of the New York Insurance Department finds the financial condition of First Golden does not warrant the distribution, the Superintendent may disapprove the distribution by giving written notice to First Golden within thirty days after the filing. The management of First Golden does not anticipate paying dividends to Golden American during 2000.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to monitor the capitalization of insurance companies based upon the type and mixture of risks inherent in a company's operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Companies have complied with the NAIC's risk-based capital reporting requirements. Amounts reported indicate the Companies have total adjusted capital well above all required capital levels.

REINSURANCE. At September 30, 2000, Golden American had reinsurance treaties with four unaffiliated reinsurers and one affiliated reinsurer covering a significant portion of the mortality risks under its variable contracts. Golden American remains liable to the extent its reinsurers do not meet their obligations under the reinsurance agreements.

On June 30, 2000, effective
January 1, 2000, Golden American entered into a modified coinsurance agreement with Equitable Life, an affiliate, covering a considerable portion of Golden American's variable annuities issued in 2000, excluding those with an interest rate guarantee.

The reinsurance treaties that covered the nonstandard minimum guaranteed death benefits for new business have been terminated for business issued after December 31, 1999. The Companies are currently pursuing additional alternative reinsurance arrangements for new business issued after December 31, 1999. There can be no assurance that such alternative arrangements will be available. The reinsurance covering business in force at December 31, 1999 will continue to apply in the future.

IMPACT OF YEAR 2000. In prior years, the Companies discussed the nature and progress of plans to become Year 2000 ready. In late 1999, the Companies completed remediation and testing of systems. As a result of those planning and implementation efforts, the Companies experienced no significant disruptions in mission critical information technology and non-information technology systems and believe those systems successfully responded to the Year 2000 date change. The Companies are not aware of any material problems resulting from Year 2000 issues, either with products, internal systems, or the products and services of third parties. The Companies will continue to monitor mission critical computer applications and those of suppliers and vendors throughout the Year 2000 to ensure that any latent Year 2000 matters that may arise are addressed promptly.



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                         MARKET RISK AND RISK MANAGEMENT

Asset/liability management is integrated into many aspects of the Companies' operations, including investment decisions, product development, and crediting rates determination. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. Key variables include contractholder behavior and the variable separate accounts' performance.

Contractholders bear the majority of the investment risks related to the variable insurance products. Therefore, the risks associated with the investments supporting the variable separate accounts are assumed by contractholders, not by the Companies (subject to, among other things, certain minimum guarantees). The Companies' products also provide certain minimum death benefits that depend on the performance of the variable separate accounts. Currently, the majority of death benefit risks are reinsured, which protects the Companies from adverse mortality experience and prolonged capital market decline.

A surrender, partial withdrawal, transfer, or annuitization made prior to the end of a guarantee period from the fixed account may be subject to a market value adjustment. As the majority of the liabilities in the fixed account are subject to market value adjustment, the Companies do not face a material amount of market risk volatility. The fixed account liabilities are supported by a portfolio principally composed of fixed rate investments that can generate predictable, steady rates of return. The portfolio management strategy for the fixed account considers the assets available for sale. This enables the Companies to respond to changes in market interest rates, changes in prepayment risk, changes in relative values of asset sectors and individual securities and loans, changes in credit quality outlook, and other relevant factors. The objective of portfolio management is to maximize returns, taking into account interest rate and credit risks, as well as other risks. The Companies' asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change.

On the basis of these analyses, management believes there is no material solvency risk to the Companies. With respect to a 10% drop in equity values from June 30, 2000 levels, variable separate account funds, which represent 90% of the in force, pass the risk in underlying fund performance to the contractholder (except for certain minimum guarantees). With respect to interest rate movements up or down 100 basis points from June 30, 2000 levels, the remaining 10% of the in force are fixed account funds and almost all of these have market value adjustments which provide significant protection against changes in interest rates.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statement contained herein or in any other oral or written statement by the Companies or any of their officers, directors, or employees is qualified by the fact that actual results of the Companies may differ materially from such statement, among other risks and uncertainties inherent in the Companies' business, due to the following important factors:

       1. Prevailing interest rate levels and stock market performance, which may affect the ability of the Companies to sell their products, the market value and liquidity of the Companies' investments, fee revenue, and the lapse rate of the Companies' policies, notwithstanding product design features intended to enhance persistency of the Companies' products.

       2. Changes in the federal income tax laws and regulations, which may affect the tax status of the Companies' products.

       3. Changes in the regulation of financial services, including bank sales and underwriting of insurance products, which may affect the competitive environment for the Companies' products.

       4.    Increasing competition in the sale of the Companies' products.

       5. Other factors that could affect the performance of the Companies, including, but not limited to, market conduct claims, litigation, insurance industry insolvencies, availability of competitive reinsurance on new business, investment performance of the underlying portfolios of the variable



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             products, variable product design, and sales volume by significant sellers of the Companies' variable products.

                                OTHER INFORMATION

SEGMENT INFORMATION. During the period since the acquisition by Bankers Trust, September 30, 1992 to date of this Prospectus, Golden American's operations consisted of one business segment, the sale of variable insurance products. Golden American and its affiliate DSI are party to in excess of 480 sales agreements with broker-dealers, five of whom, DSI, Locust Street Securities, Inc., Vestax Securities Corporation, IFG Network Securities, Inc. and Multi-Financial Securities Corporation, are affiliates of Golden American. During the first nine months of 2000, one broker-dealer produced 10% or more of Golden American's product sales (two broker-dealers as of December 31, 1999).

REINSURANCE. On June 30, 2000, effective January 1, 2000, Golden American entered into a modified coinsurance agreement with Equitable Life, an affiliate, covering a considerable portion of Golden American's variable annuities issued in 2000, excluding those with an interest rate guarantee. The accompanying financial statements are presented net of the effects of the agreement.

RESERVES. In accordance with the life insurance laws and regulations under which Golden American operates, it is obligated to carry on its books, as liabilities, actuarially determined reserves to meet its obligations on outstanding Contracts. Reserves, based on valuation mortality tables in general use in the United States, where applicable, are computed to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, make adequate provision according to presently accepted actuarial standards of practice, for the anticipated cash flows required by the contractual obligations and related expenses of Golden American.

COMPETITION. Golden American is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products comparable to those of Golden American. There are approximately 2,350 stock, mutual and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than Golden American.

The Companies have a service agreement with Equitable Life, in which Equitable Life provides administrative and financial services. Under this agreement, the Companies incurred expenses of $339,000 in the third quarter of 2000 and $1,006,000 for the first nine months of 2000 ($50,000 and $855,000, respectively, for the same periods of 1999).

Golden American provides certain
managerial and supervisory services to DSI. The fee paid by DSI for these services is calculated as a percentage of average assets in the variable separate accounts. For the third quarter and nine months ended September 30, 2000, the fee was $6.5 million and $15.6 million respectively ($2.7 million and $6.8 million respectively, for the same periods of 1999).

The Companies have an asset management agreement with ING Investment Management LLC ("ING IM"), an affiliate, in which ING IM provides asset management and accounting services. Under the agreement, the Companies record a fee based on the value of the assets managed by ING IM. The fee is payable quarterly. For the third quarter and first nine months of 2000, the Companies incurred fees of $596,000 and $870,000, respectively, under this agreement ($523,000 and $1.6 million, respectively for the same periods of 1999).

Golden American provides certain advisory, computer and other resources and services to Equitable Life. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $1.5 million for the third quarter of 2000 and $4.8 million for the first nine months of 2000 ($237,000 and $898,000, respectively, for the same periods of 1999).

The Companies provide resources and services to DSI. Revenues for these services, which reduced general expenses incurred by the Companies, totaled $54,000 for the third quarter of 2000, and $162,000 for the first nine months of 2000 ($276,000 and $759,000 respectively, for the same periods of 1999).



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Golden American provides resources and services to ING Mutual Funds Management
Co., LLC, an affiliate. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $117,000 for the third quarter of 2000 and $387,000 for the first nine months of 2000 ($159,000 and $376,000, respectively, for the same periods of 1999).

Golden American provides resources
and services to United Life & Annuity Insurance Company, an affiliate. Revenues for these services, which reduce general expenses incurred by Golden American, totaled $145,000 for the third quarter of 2000 and $463,000 for the first nine months of 2000.

The Companies provide resources and services to Security Life of Denver Insurance Company, an affiliate. Revenues for these services, which reduce general expenses incurred by the Companies, totaled $65,000 for the third quarter of 2000 and $173,000 for the first nine months of 2000.

The Companies provide resources and services to Southland Life Insurance Company, an affiliate. Revenues for these services, which reduce general expenses incurred by the Companies, totaled $26,000 for the third quarter of 2000 and $78,000 for the first nine months of 2000.

Golden American has a guaranty agreement with Equitable Life, an affiliate. In consideration of an annual fee, payable September 30, Equitable Life guarantees to Golden American that it will make funds available, if needed, to Golden American to pay the contractual claims made under the provisions of Golden American's life insurance and annuity contracts. The agreement is not a direct or indirect guaranty by Equitable Life of the payment of any debt or other obligation, indebtedness, or liability of Golden American. The agreement does not guarantee the value of the underlying assets held in separate accounts in which funds of variable life insurance and variable annuity policies have been invested. The calculation of the annual fee is based on risk based capital. On September 30, 2000, Golden American incurred a fee of $7,000, under this agreement. No annual fee was paid in 1999.

DISTRIBUTION AGREEMENT. DSI, an affiliate, acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by the Companies. DSI is authorized to enter into agreements with broker-dealers to distribute the Companies' variable insurance products and appoint representatives of the broker-dealers as agents. The Companies paid commissions to DSI totaling $47.1 million and $156.3 million in the third quarter and the first nine months of 2000, respectively ($50.1 million and $130.4 million, respectively, for the same periods of 1999).

EMPLOYEES. Golden American, as a result of its Service Agreement with Bankers Trust (Delaware) and EIC Variable, had very few direct employees. Instead, various management services were provided by Bankers Trust (Delaware), EIC Variable and Bankers Trust New York Corporation, as described above under "Service Agreement." The cost of these services were allocated to Golden American. Since August 14, 1996, Golden American has hired individuals to perform various management services and has looked to Equitable of Iowa and its affiliates for certain other management services. Certain officers of Golden American are also officers of DSI, and their salaries are allocated among both companies.

Certain officers of Golden American are also officers of other
Equitable of Iowa subsidiaries. See "Directors and Executive Officers."

PROPERTIES. Golden American's principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, where all of Golden American's records are maintained. This office space is leased.

STATE REGULATION. Golden American
is subject to the laws of the State of Delaware governing insurance companies and to the regulations of the Delaware Insurance Department (the "Insurance Department"). A detailed financial statement in the prescribed form (the "Annual Statement") is filed with the Insurance Department each year covering Golden American's operations for the preceding year and its financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine contract liabilities and reserves so that the Insurance Department may certify that these items are correct. Golden American's books and accounts are subject to review by the Insurance Department at all



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times. A full
examination of Golden American's operations is conducted periodically by the Insurance Department and under the auspices of the NAIC.

In addition, Golden
American is subject to regulation under the insurance laws of all jurisdictions in which it operates. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Golden American is required to file the Annual Statement with supervisory agencies in each of the jurisdictions in which it does business, and its operations and accounts are subject to examination by these agencies at regular intervals.

The NAIC has adopted several regulatory initiatives designed to improve the surveillance and financial analysis regarding the solvency of insurance companies in general. These initiatives include the development and implementation of a risk-based capital formula for determining adequate levels of capital and surplus. Insurance companies are required to calculate their risk-based capital in accordance with this formula and to include the results in their Annual Statement. It is anticipated that these standards will have no significant effect upon Golden American. For additional information about the Risk-Based Capital adequacy monitoring system and Golden American, see "Management's Discussion and Analysis Results of Operations."

In addition, many
states regulate affiliated groups of insurers, such as Golden American, and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred by other insurance companies which have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. For information regarding Golden American's estimated liability for future guaranty fund assessments, see
Note 11 of Notes to Financial Statements.

Although the federal government
generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Certain insurance products of Golden American are subject to various federal securities laws and regulations. In addition, current and proposed federal measures which may significantly affect the insurance business include regulation of insurance company solvency, employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies and the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.



DVAP4SF-108897                         78


DIRECTORS AND OFFICERS
NAME (AGE)                                  POSITION(S) WITH THE COMPANY
--------------------------                  ----------------------------------------------------
Barnett Chernow (50)                        President and Director
Myles R. Tashman (58)                       Director, Executive Vice President,
                                            General Counsel and Secretary
Michael W. Cunningham (52)                  Director
Mark A. Tullis (45)                         Director
Phillip R. Lowery (47)                      Director
James R. McInnis (52)                       Executive Vice President and Chief Marketing Officer
Stephen J. Preston (43)                     Executive Vice President and Chief Actuary
E. Robert Koster (42)                       Senior Vice President and Chief Financial Officer
David L. Jacobson (51)                      Senior Vice President and Assistant Secretary
William L. Lowe (36)                        Senior Vice President, Sales and Marketing
Ronald R. Blasdell (47)                     Senior Vice President, Project Implementation
Steven G. Mandel (41)                       Senior Vice President and Chief Information Officer
Gary F. Haynes (55)                         Senior Vice President, Operations

Each director is elected to serve for one year or until the next annual meeting of shareholders or until his or her successor is elected. Some directors are directors of insurance company subsidiaries of Golden American's parent, Equitable of Iowa. Golden American's directors and senior executive officers and their principal positions for the past five years are listed below:

Mr. Barnett Chernow became President of Golden American and First Golden in April, 1998. From 1996 to 1998, Mr. Chernow served as Executive V.P. of First Golden. From 1993 to 1998, Mr. Chernow also served as Executive Vice President of Golden American. He was elected to serve as a director of First Golden in June, 1996 and Golden American in April, 1998.

Mr. Myles R.  Tashman  joined
Golden American in August 1994 as Senior Vice President and was named Executive Vice President, General Counsel and Secretary effective January 1, 1996. He was elected to serve as a Director of Golden American in January 1998. He also serves as a Director, Executive Vice President, General Counsel and Secretary of First Golden.

Mr. Michael W. Cunningham became a Director of Golden American and First Golden in April 1999. Also, he has served as a Director of Life of Georgia and Security Life of Denver since 1995. Currently, he serves as Executive Vice President and Chief Financial Officer of ING North America Insurance Corporation, and has worked for them since 1991.

Mr. Mark A. Tullis became a Director of Golden
American and First Golden in December 1999. He has served as Executive Vice President, Strategy and Operations for ING Americas Region since September 1999. From June, 1994 to August, 1999, he was with Primerica, serving as Executive Vice President at the time of his departure.

Mr. Phillip R. Lowery became a Director of Golden American in April 1999 and First Golden in December 1999. He has served as Executive Vice President and Chief Actuary for ING Americas Region since 1990.

Mr. James R. McInnis  joined
Golden American and First Golden in December, 1997 as Executive Vice President. From 1982 through November, 1997, he held several positions with the Endeavor Group and was President upon his departure.

Mr. Stephen J. Preston joined Golden
American in December, 1993 as Senior Vice President, Chief Actuary and Controller. He became an Executive Vice President and Chief Actuary in June, 1998. He was elected Senior Vice President and Chief Actuary of First Golden in June, 1996 and elected Executive Vice President in June, 1998.

Mr. E. Robert Koster was elected Senior Vice President and Chief
Financial Officer of Golden American and First Golden in September 1998. From August, 1984 to September, 1998 he has held various positions with ING companies in The Netherlands.



DVAP4SF-108897                         79

Mr. David L. Jacobson joined Golden American in November 1993 as Vice
President and Assistant Secretary and became Senior Vice President in December, 1993. He was elected Senior Vice President and Assistant Secretary for First Golden in June, 1996.

Mr. William L. Lowe joined Equitable Life as Vice
President, Sales & Marketing in January, 1994. He became a Senior Vice President, Sales & Marketing, of Golden American in August 1997. He was also President of Equitable of Iowa Securities Network, Inc. until October, 1998.

Mr. Ronald R. Blasdell joined Golden American in February, 1994 and became Senior Vice President, Project Implementation in June, 1998.

Mr. Steven G. Mandel joined Golden American in October 1988 and became Senior Vice President and Chief Information Officer in June, 1998.

Mr. Gary Haynes rejoined Golden American in April, 1999 as Senior Vice President, Operations. From August, 1995 to February, 1998, he was with F&G Life Insurance Company serving as Senior Vice President, Operations at the time of his departure. He served as Senior Vice President Operations with Golden American from July, 1994 to August, 1995.

COMPENSATION TABLE AND OTHER INFORMATION

The following sets forth information with respect to the Chief Executive Officer of Golden American as well as the annual salary and bonus for the next four highly compensated executive officers for the fiscal year ended December 31, 1999. Certain executive officers of Golden American are also officers of DSI and First Golden. The salaries of such individuals are allocated among Golden American, DSI and First Golden pursuant to an arrangement among these companies.



DVAP4SF-108897                         80

EXECUTIVE COMPENSATION TABLE

The following table sets forth information with respect to the annual salary and bonus for Golden American's Chief Executive Officer, the four other most highly compensated executive officers and the two most highly compensated former executive officers for the fiscal year ended December 31, 1999.

                                                                                  LONG-TERM
                                            ANNUAL COMPENSATION                 COMPENSATION
                                                                           RESTRICTED      SECURITIES
NAME AND                                                                  STOCK AWARDS     UNDERLYING         ALL OTHER
PRINCIPAL POSITION           YEAR       SALARY            BONUS 1         OPTIONS 2         OPTIONS         COMPENSATION 3
Barnett Chernow..........    1999      $   300,009      $   698,380                            6,950         $20,464  4
President                    1998      $   284,171      $   105,375                            8,000
                             1997      $   234,167      $    31,859       $   277,576          4,000

James R. McInnis.........    1999      $   250,007      $   955,646                            5,550         $15,663  4
Executive Vice               1998      $   250,004      $   626,245                            2,000
President

Myles R. Tashman.........    1999      $   199,172      $   293,831                            1,800         $14,598  4
Executive Vice               1998      $   189,337      $    54,425                            3,500
President, General           1997      $   181,417      $    25,000       $   165,512          5,000
Counsel and Secretary

Stephen J. Preston.......    1999      $   198,964      $   235,002                            2,050         $12,564  4
Executive Vice               1998      $   173,870      $    32,152                            3,500
President and Chief  1997              $   160,758      $    16,470
Actuary

Steven G. Mandel.........    1999      $   153,754      $   261,330                            1,400         $11,551  4
Senior Vice                  1998      $   139,169      $    25,833
President                    1997      $   129,167      $    25,000

R. Brock Armstrong.......    1999      $   500,014      $   500,000                           10,175         $23,921  4
Former Chief
Executive Officer

Keith Glover.............    1999      $    87,475      $   761,892                                          $558,541 4, 5
Former Executive             1998      $   250,000      $   145,120                            3,900
Vice  President
  --------------------

  1     The amount shown relates to bonuses paid in 1999, 1998, and 1997.

  2 Restricted stock awards granted to executive officers vested on October 24, 1997 with the change in control of Equitable of Iowa.

  3 Other compensation for 1999 includes reimbursements to named employee for participation in company sponsored programs such as tuition reimbursement, PC purchase assistance program, and other miscellaneous payments or reimbursements. For 1999, Mr. Chernow received $2,464; Mr. McInnis received $636; Mr. Tashman received $2,598; Mr. Preston received $564; Mr. Mandel received $2,251; Mr. Armstrong received $1,421; and Mr. Glover received $3,089.

  4 Other compensation for 1999 includes a business allowance for each named executive which is required to be applied to specific business expenses of the named executive.

  5 In connection with the termination of his employment, Mr. Glover received payments and benefits totaling $555,452.



DVAP4SF-108897                         81

OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL
                                           % OF TOTAL                                   REALIZABLE VALUE AT
                             NUMBER OF       OPTIONS                                      ASSUMED ANNUAL
                            SECURITIES     GRANTED TO                                     RATES OF STOCK
                            UNDERLYING     EMPLOYEES    EXERCISE                       PRICE APPRECIATION
                              OPTIONS      IN FISCAL     OR BASE      EXPIRATION          FOR OPTION TERM 3
NAME                         GRANTED 1       YEAR        PRICE 2         DATE           5%               10%

Barnett Chernow...........     2,000         3.18       $54.210       01/04/2004    $   29,954       $   66,191
                               4,950         7.86       $54.210       04/01/2009    $  168,757       $  427,664
James R. McInnis..........     2,550         4.05       $54.210       04/01/2009    $   86,936       $  220,312
                               3,000         4.77       $55.070       10/01/2009    $  103,900       $  263,302
Myles R. Tashman..........     1,800         2.86       $54.210       04/01/2009    $   61,366       $  155,514
Stephen J. Preston........     2,050         3.26       $54.210       04/01/2009    $   69,889       $  177,113
Steven G. Mandel..........     1,400         2.22       $54.210       04/01/2009    $   47,729       $  120,955
R. Brock Armstrong........    10,175        16.16       $54.210       04/01/2009    $  346,890       $  879,087

  ------------------

  1 Stock appreciation rights granted in 1999 to the officers of Golden American have a three-year vesting period and an expiration date as shown.

  2 The base price was equal to the fair market value of ING's stock on the date of grant.

  3 Total dollar gains based on indicated rates of appreciation of share price over the total term of the rights.



DVAP4SF-108897                         82

--------------------------------------------------------------------------------
   UNAUDITED FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

For the Nine Months Ended September 30, 2000




DVAP4SF-108897                         83

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                  (Dollars in thousands, except per share data)

                                                                             September 30, 2000       December 31, 1999
                                                                             ------------------       -----------------
ASSETS
Investments:
   Fixed maturities, available for sale, at fair value
     (cost:  2000 - $798,855; 1999 - $858,052).........................        $      784,780           $    835,321
   Equity securities, at fair value (cost:  2000 - $9,671;
   1999 - $14,952).....................................................                 8,832                 17,330
   Mortgage loans on real estate.......................................               104,537                100,087
   Policy loans........................................................                13,126                 14,157
   Short-term investments..............................................               117,757                 80,191
                                                                               --------------           ------------
Total investments......................................................             1,029,032              1,047,086

Cash and cash equivalents..............................................                 9,979                 14,380
Reinsurance recoverable................................................                19,362                 14,834
Reinsurance recoverable from affiliate.................................                    --                     --
Due from affiliates....................................................                 9,768                    637
Accrued investment income..............................................                11,511                 11,198
Deferred policy acquisition costs......................................               564,004                528,957
Value of purchased insurance in force .................................                28,881                 31,727
Current income taxes recoverable.......................................                    --                     35
Deferred income tax asset..............................................                13,546                 21,943
Property and equipment, less allowances for depreciation of
   $4,857 in 2000 and $3,229 in 1999...................................                14,153                 13,888
Goodwill, less accumulated amortization of $11,020 in 2000
   and $8,186 in 1999..................................................               140,107                142,941
Other assets...........................................................                 3,733                  2,514
Separate account assets................................................             9,991,861              7,562,717
                                                                               --------------           ------------
Total assets...........................................................        $   11,835,937           $  9,392,857
                                                                               ==============           ============

LIABILITIES AND STOCKHOLDER'S EQUITY Policy liabilities and accruals:

   Future policy benefits:
     Annuity and interest sensitive life products......................        $      939,865           $  1,033,701
     Unearned revenue reserve..........................................                 6,914                  6,300
   Other policy claims and benefits....................................                    35                      8
                                                                               --------------           ------------
                                                                                      946,814              1,040,009

Reciprocal loan from affiliate.........................................                    --                     --
Surplus notes..........................................................               245,000                245,000
Revolving note payable.................................................                    --                  1,400
Due to affiliates......................................................                25,062                 12,651
Current income taxes payable...........................................                   289                     --
Other liabilities......................................................                47,257                 53,231
Separate account liabilities...........................................             9,991,861              7,562,717
                                                                               --------------           ------------
                                                                                   11,256,283              8,915,008
Commitments and contingencies
Stockholder's equity:

   Common stock, par value $10 per share, authorized, issued,
   and outstanding  250,000 shares.....................................                 2,500                  2,500
   Additional paid-in capital..........................................               548,640                468,640
   Accumulated other comprehensive loss................................                (5,433)                (9,154)
   Retained earnings ..................................................                33,947                 15,863
                                                                               --------------           ------------
Total stockholder's equity.............................................               579,654                477,849
                                                                               --------------           ------------
Total liabilities and stockholder's equity.............................        $   11,835,937           $  9,392,857
                                                                               ==============           ============


                             See accompanying notes.

DVAP4SF-108897                         84

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (Dollars in thousands)

                                                                                For the Nine            For the Nine
                                                                                Months Ended            Months Ended
                                                                             September 30, 2000      September 30, 1999
                                                                             ------------------      ------------------
Revenues:
   Annuity and interest sensitive life product charges.................         $   106,892              $   55,195
   Management fee revenue..............................................              15,579                   6,755
   Net investment income...............................................              47,896                  42,671
   Realized losses on investments......................................              (4,546)                 (2,215)
   Net income from modified coinsurance agreements.....................             220,249                   6,443
   Other income........................................................               1,287                   1,005
                                                                                -----------              ----------
                                                                                    387,357                 109,854

Insurance benefits and expenses: Annuity and interest sensitive life benefits:

   Interest credited to account balances...............................             147,277                 125,404
   Benefit claims incurred in excess of account balances...............               4,083                   3,452
   Underwriting, acquisition, and insurance expenses:
   Commissions.........................................................             160,105                 134,585
   General expenses....................................................              61,194                  47,551
   Insurance taxes, state licenses, and fees...........................               4,047                   3,382
     Policy acquisition costs deferred.................................             (87,753)               (244,840)
     Amortization:
       Deferred policy acquisition costs...............................              49,527                  19,699
     Value of purchased insurance in force.............................               3,181                   4,803
     Goodwill..........................................................               2,834                   2,834
                                                                                -----------              ----------
                                                                                    344,495                  96,870
Interest expense.......................................................              14,976                   5,552
                                                                                -----------              ----------
                                                                                    359,471                 102,422
                                                                                -----------              ----------
Income before income taxes.............................................              27,886                   7,432

Income taxes...........................................................               9,802                   3,881
                                                                                -----------              ----------

Net income.............................................................         $    18,084              $    3,551
                                                                                ===========              ==========

                             See accompanying notes.




DVAP4SF-108897                         85

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                             (Dollars in thousands)

                                                                                For the Nine            For the Nine
                                                                                Months Ended            Months Ended
                                                                             September 30, 2000      September 30, 1999
                                                                             ------------------      ------------------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES....................         $     142,933           $    (60,026)

INVESTING ACTIVITIES
Sale, maturity, or repayment of investments:

   Fixed maturities - available for sale...............................               158,731                170,548
   Equity securities...................................................                 5,196                     --
   Mortgage loans on real estate.......................................                 5,118                  4,241
   Policy loans - net..................................................                   837                     --
                                                                                -------------           ------------
                                                                                      169,882                174,789

Acquisition of investments:
   Fixed maturities - available for sale...............................              (105,606)              (250,277)
   Mortgage loans on real estate.......................................                (9,786)                (1,034)
   Policy loans - net..................................................                    --                 (1,682)
   Short term investments - net........................................               (37,567)               (25,367)
                                                                                -------------           ------------
                                                                                     (152,959)              (278,360)
Net purchase of property and equipment.................................                (1,898)                (7,700)
Issuance of reciprocal loan agreement receivables......................               (16,900)                    --
Receipt of repayment of reciprocal loan agreement receivables..........                16,900                     --
Net cash provided by (used in) investing activities....................                15,025               (111,271)
                                                                                -------------           ------------

FINANCING ACTIVITIES

Proceeds from reciprocal loan agreement borrowings.....................               177,900                488,950
Repayment of reciprocal loan agreement borrowings......................              (177,900)              (488,950)
Proceeds from revolving note payable...................................                66,100                131,595
Repayment of revolving note payable....................................               (67,500)              (131,595)
Receipts from annuity and interest sensitive life
   policies credited to account balances...............................               506,412                540,464
Return of account balances on annuity
   and interest sensitive life policies................................              (126,803)               (98,715)
Net reallocations to Separate Accounts.................................              (620,568)              (439,223)
Contribution from parent ..............................................                80,000                100,000
                                                                                -------------           ------------
Net cash provided by (used in) financing activities....................              (162,359)               177,526
                                                                                -------------           ------------
Increase (decrease) in cash and cash equivalents.......................                (4,401)                 6,229

Cash and cash equivalents at beginning of period.......................                14,380                  6,679
                                                                                -------------           ------------
Cash and cash equivalents at end of period.............................         $       9,979           $     12,908
                                                                                =============           ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the period for........................................
   Interest............................................................         $      18,068           $      5,078
   Taxes...............................................................         $          28           $         10


                             See accompanying notes.

DVAP4SF-108897                         86





                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
  NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                              September 30, 2000

1.  BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-Q and Article 10 of Regulation S-X. This Form is being filed with the reduced disclosure format specified in General Instruction H(1) and (2) of Form 10-Q. Accordingly, the financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. All adjustments were of a normal recurring nature, unless otherwise noted in Management's Discussion and Analysis and the Notes to Financial Statements. Operating results for the nine months ended September 30, 2000 are not necessarily indicative of the results that may be expected for the year ending December 31, 2000. These financial statements should be read in conjunction with the financial statements and related footnotes included in the Golden American Life Insurance Company's annual report on Form 10-K for the year ended December 31, 1999.

CONSOLIDATION

The condensed consolidated financial statements include Golden American Life
Insurance Company ("Golden American") and its wholly owned subsidiary, First
Golden American Life Insurance Company of New York ("First Golden," and with
Golden American, collectively, the "Companies"). All significant intercompany accounts and transactions have been eliminated.

ORGANIZATION

Golden American is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("EIC" or the "Parent"). EIC is an indirect wholly owned subsidiary of ING
Groep N.V., a global financial services holding company based in The
Netherlands.

STATUTORY

Net loss for Golden American as determined in accordance with statutory accounting practices was $6,017,000 and $75,508,000 for the nine months ended
September 30, 2000 and 1999, respectively. Total statutory capital and surplus was $441,698,000 at September 30, 2000 and $368,928,000 at December 31, 1999.

RECLASSIFICATIONS

Certain amounts in the prior period financial statements have been reclassified to conform to the September 30, 2000 financial statement presentation.


DVAP4SF-108897                         87




                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
 NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                              September 30, 2000

2.  COMPREHENSIVE INCOME

Comprehensive income includes all changes in stockholder's equity during a period except those resulting from investments by and distributions to the stockholder. During the third quarters of 2000 and 1999, total comprehensive income (loss) for the Companies amounted to $14,781,000 and $2,059,000, respectively, and $21,805,000 and $(18,000) for the nine months ended September
30, 2000 and 1999, respectively. Included in these amounts are total comprehensive income (loss) for First Golden of $549,000 and $(14,000) for the third quarters of 2000 and 1999, respectively, and $659,000 and $(258,000) for the nine months ended September 30, 2000 and 1999, respectively. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled $(834,000) and $(460,000) during the third quarters of 2000 and 1999, respectively, and $(1,422,000) and $(2,512,000)
during the nine months ended September 30, 2000 and 1999, respectively. Such amounts, which have been measured through the date of sale, are net of income taxes and adjustments for value of purchased insurance in force and deferred policy acquisition costs totaling $(1,080,000) and $(38,000) for the third quarters of 2000 and 1999, respectively, and $(3,121,000) and $297,000 for the nine months ended September 30, 2000 and 1999, respectively.

3.  INVESTMENTS

Investment Valuation Analysis: The Companies analyze the investment portfolio at least quarterly in order to determine if the carrying value of any investment has been impaired. The carrying value of debt and equity securities is written down to fair value by a charge to realized losses when impairment in value appears to be other than temporary. During the second quarter of 2000, Golden
American determined that the carrying value of an impaired bond exceeded its estimated net realizable value. As a result, at June 30, 2000, Golden American recognized a total pre-tax loss of approximately $142,000 to reduce the carrying value of the bond to its net realizable value of $329,000 at June 30, 2000.
During the third quarter of 1999, Golden American determined that the carrying value of two bonds exceeded their estimated net realizable value. As a result, at September 30, 1999, Golden American recognized a total pre-tax loss of $1,639,000 to reduce the carrying value of the bonds to their combined net realizable value of $1,137,000.

4.  RELATED PARTY TRANSACTIONS

Operating Agreements: Directed Services, Inc. ("DSI"), an affiliate, acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) and distributor of the variable insurance products issued by the Companies. DSI is authorized to enter into agreements with broker/dealers to distribute the Companies' variable insurance products and appoint representatives of the broker/dealers as agents. The
Companies paid commissions to DSI totaling $47,073,000 and $156,325,000 in the third quarter and the first nine months of 2000, respectively ($50,131,000 and $130,419,000, respectively, for the same periods of 1999).

Golden American
provides certain managerial and supervisory services to DSI. The fee paid by DSI for these services is calculated as a percentage of average assets in the variable separate accounts. For the third quarter and nine months ended
September 30, 2000, the fee was $6,521,000 and $15,579,000, respectively
($2,659,000 and $6,755,000, respectively, for the same periods of 1999).

The Companies have an asset management agreement with ING Investment Management
LLC ("ING IM"), an affiliate, in which ING IM provides asset management and accounting services. Under the agreement, the Companies record a fee based on the value of the assets managed by ING IM. The fee is payable quarterly. For the third quarter and first nine months of 2000, the Companies incurred fees of $596,000 and $1,870,000, respectively, under this agreement ($523,000 and $1,637,000, respectively, for the same periods of 1999).

DVAP4SF-108897                         88





                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
  NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                                September 30, 2000

4.  RELATED PARTY TRANSACTIONS (continued)

Golden American has a guaranty agreement with Equitable Life Insurance Company of Iowa ("Equitable Life"), an affiliate. In consideration of an annual fee, payable September 30, Equitable Life guarantees to Golden American that it will make funds available, if needed, to Golden American to pay the contractual claims made under the provisions of Golden American's life insurance and annuity contracts. The agreement is not a direct or indirect guaranty by Equitable Life of the payment of any debt or other obligation, indebtedness, or liability of Golden American. The agreement does not guarantee the value of the underlying assets held in separate accounts in which funds of variable life insurance and variable annuity policies have been invested. The calculation of the annual fee is based on risk based capital. On September 30, 2000, Golden American incurred a fee of $7,000, under this agreement. No annual fee was paid in 1999.

Golden American provides certain advisory, computer, and other resources and services to Equitable Life. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $1,534,000 in the third quarter of 2000 and $4,810,000 for the first nine months of 2000 ($237,000 and $898,000, respectively, for the same periods of 1999).

The Companies have a service
agreement with Equitable Life in which Equitable Life provides administrative and financial related services. Under this agreement, the Companies incurred expenses of $339,000 in the third quarter of 2000 and $1,006,000 for the first nine months of 2000 ($50,000 and $855,000 respectively, for the same periods of 1999).

The Companies provide resources and services to DSI. Revenues for these services, which reduced general expenses incurred by the Companies, totaled
$54,000 for the third quarter of 2000 and $162,000 for the first nine months of 2000 ($276,000 and $759,000 respectively, for the same periods of 1999).

Golden American provides resources and services to ING Mutual Funds Management
Co., LLC, an affiliate. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $117,000 for the third quarter of 2000 and $387,000 for the first nine months of 2000 ($159,000 and $376,000, respectively, for the same periods of 1999).

Golden American provides resources
and services to United Life & Annuity Insurance Company, an affiliate. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $145,000 for the third quarter of 2000 and $463,000 for the first nine months of 2000.

The Companies provide resources and services to Security Life of Denver
Insurance Company, an affiliate. Revenues for these services, which reduced general expenses incurred by the Companies, totaled $65,000 for the third quarter of 2000 and $173,000 for the first nine months of 2000.

The Companies provide resources and services to Southland Life Insurance
Company, an affiliate. Revenues for these services, which reduced general expenses incurred by the Companies, totaled $26,000 for the third quarter of 2000 and $78,000 for the first nine months of 2000.

For the third quarter of 2000, the Companies received premiums, net of reinsurance, for variable products sold through five affiliates, Locust Street
Securities, Inc. ("LSSI"), Vestax Securities Corporation ("Vestax"), DSI,
Multi-Financial Securities Corporation ("Multi-Financial"), and IFG Network
Securities, Inc. ("IFG"), of $6,000,000, $700,000, $0, $2,100,000, and
$2,700,000, respectively ($46,600,000, $12,900,000, $0, $11,000,000, and
$4,300,000, respectively, for the same period of 1999). For the first nine months of 2000, the Companies received premiums, net of reinsurance for variable products sold through five affiliates, LSSI, Vestax, DSI, Multi-Financial, and IFG of $73,000,000, $29,000,000, $800,000, $23,200,000, and $11,000,000,
respectively ($121,900,000, $72,000,000, $2,300,000, $24,400,000 and
$20,000,000, respectively, for the same period of 1999).


DVAP4SF-108897                         89





                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
  NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                                September 30, 2000

4.  RELATED PARTY TRANSACTIONS (continued)

Modified Coinsurance Agreement: On June 30, 2000, effective January 1, 2000,
Golden American entered into a modified coinsurance agreement with Equitable
Life, an affiliate, covering a considerable portion of Golden American's variable annuities issued in 2000, excluding those with an interest rate guarantee. The accompanying financial statements are presented net of the effects of the agreement.

Reciprocal Loan Agreement: Golden American maintains a reciprocal loan agreement with ING America Insurance Holdings, Inc. ("ING AIH"), a Delaware corporation and affiliate, to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which became effective
January 1, 1998 and expires December 31, 2007, Golden American and ING AIH can borrow up to $65,000,000 from one another. Prior to lending funds to ING AIH, Golden American must obtain the approval of the Department of Insurance of the State of Delaware. Interest on any Golden American borrowings is charged at the rate of ING AIH's cost of funds for the interest period plus 0.1%. Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration.
Under this agreement, Golden American incurred interest expense of $91,000 and $397,000 for the third quarters of 2000 and 1999, respectively, and $427,000 and $633,000 for the first nine months of 2000 and 1999, respectively. At September
30, 2000, Golden American had no borrowings from ING AIH under this agreement.

Surplus Notes: On December 30, 1999, Golden American issued an 8.179% surplus note in the amount of $50,000,000 to Equitable Life. The note matures on December 29, 2029. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $1,020,000 for the third quarter of 2000 and $3,076,000 for the first nine months of 2000.

On December 8, 1999, Golden American
issued a 7.979% surplus note in the amount of $35,000,000 to First
Columbine Life Insurance Company ("First Columbine"), an affiliate. The note matures on December 7, 2029. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance
Commissioner. Under this agreement, Golden American incurred interest expense of $696,000 for the third quarter of 2000 and $2,271,000 for the first nine months of 2000.

On September 30, 1999, Golden American issued a 7.75% surplus note in the amount of $75,000,000 to ING AIH. The note matures on September 29, 2029. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant, and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American.
Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $1,449,000 for the third quarter of 2000 and $4,355,000 for the first nine months of 2000. On December 30, 1999, ING AIH assigned the note to Equitable Life.

On December 30, 1998, Golden American issued a 7.25% surplus note in the amount of $60,000,000 to Equitable Life. The note matures on December 29, 2028. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant, and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American.
Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $1,088,000 and $1,088,000 for the third quarters of 2000 and 1999, respectively, and $3,263,000 for the first nine months of 2000, unchanged from the same period in 1999.


DVAP4SF-108897                         90





                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
  NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                                September 30, 2000

4.  RELATED PARTY TRANSACTIONS (continued)

On December 17, 1996, Golden American issued an 8.25% surplus note in the amount of $25,000,000 to Equitable of Iowa Companies. The note matures on December 17,
2026. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant, and beneficiary claims, as well as debts owed to all other classes of debtors of Golden American. Any payment of principal made is subject to the prior approval of the Delaware Insurance
Commissioner. Golden American incurred interest totaling $516,000 for the quarter ended September 30, 2000, and $1,547,000 for the first nine months of 2000, unchanged from the same periods in 1999.

Stockholder's Equity: During the third quarter of 2000 and first nine months of 2000, Golden American received capital contributions from its Parent of $0 and $80,000,000, respectively ($20,000,000 and $100,000,000, respectively, for the same periods of 1999).

5.  COMMITMENTS AND CONTINGENCIES

Reinsurance: At September 30, 2000, the Companies had reinsurance treaties with four unaffiliated reinsurers and one affiliated reinsurer covering a significant portion of the mortality risks under its variable contracts as of December 31, 1999. Golden American remains liable to the extent its reinsurers do not meet their obligations under the reinsurance agreements. At September 30, 2000 and December 31, 1999, the Companies had net receivables of $19,362,000 and $14,834,000 respectively, for reserve credits, reinsurance claims, or other receivables from these reinsurers comprised of $2,961,000 and $493,000, respectively, for claims recoverable from reinsurers, $3,928,000 and $1,201,000, respectively, for a payable for reinsurance premiums, and $20,329,000 and $15,542,000, respectively, for a receivable from an unaffiliated reinsurer.
Included in the accompanying financial statements are net considerations to reinsurers of $6,564,000 for the third quarter of 2000 and $14,472,000 for the first nine months of 2000 compared to $2,638,000 and $6,656,000 for the same periods in 1999. Also included in the accompanying financial statements are net policy benefits of $1,122,000 for the third quarter of 2000 and $2,957,000 for the first nine months of 2000 compared to $2,569,000 and $4,008,000 for the same periods in 1999.

On June 30, 2000, effective January 1, 2000, Golden American entered into a modified coinsurance agreement with Equitable Life, an affiliate, covering a considerable portion of Golden American's variable annuities issued in 2000, excluding those with an interest rate guarantee. At September 30, 2000, Golden
American had received a total settlement of $214.7 million under this agreement.
The carrying value of the separate account liabilities covered under this agreement represent 17.1% of total separate account liabilities outstanding at September 30, 2000. Golden American remains liable to the extent Equitable Life does not meet its obligations under the agreement. The accompanying financial statements are presented net of the effects of the agreement.

Effective June 1, 1994, Golden American entered into a modified coinsurance agreement with an unaffiliated reinsurer. The accompanying financial statements are presented net of the effects of the treaty.

The reinsurance treaties that
covered the nonstandard minimum guaranteed death benefits for new business have been terminated for business issued after December 31, 1999. The Companies are currently pursuing additional alternative reinsurance agreements for new business issued after December 31, 1999. There can be no assurance that such alternative agreements will be available. The reinsurance covering business in force at December 31, 1999 will continue to apply in the future.


DVAP4SF-108897                         91





                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
  NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                               September 30, 2000

5.  COMMITMENTS AND CONTINGENCIES  (continued)

Guaranty Fund Assessments: Assessments are levied on the Companies by life and health guaranty associations in most states in which the Companies are licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially offset through a reduction in future premium taxes. The Companies cannot predict whether and to what extent legislative initiatives may affect the right to offset. The associated cost for a particular insurance company can vary significantly based upon its fixed account premium volume by line of business and state premiums as well as its potential for premium tax offset. The Companies have established an undiscounted reserve to cover such assessments, review information regarding known failures, and revise estimates of future guaranty fund assessments. Accordingly, the Companies accrued and charged no expense in the third quarter and $2,000 in the first nine months of 2000. At September 30, 2000 and December 31, 1999, the
Companies have an undiscounted reserve of $2,450,000, and $2,444,000, respectively, to cover estimated future assessments (net of related anticipated premium tax offsets) and have established an asset totaling $692,000 and $618,000, respectively, for assessments paid which may be recoverable through future premium tax offsets. The Companies believe this reserve is sufficient to cover expected future guaranty fund assessments based upon previous premiums and known insolvencies at this time.

Litigation: The Companies, like other insurance companies, may be named or otherwise involved in lawsuits, including class action lawsuits and arbitrations. In some class action and other actions involving insurers, substantial damages have been sought and/or material settlement or award payments have been made. The Companies currently believe no pending or threatened lawsuits or actions exist that are reasonably likely to have a material adverse impact on the Companies.

Vulnerability from Concentrations: The
Companies have various concentrations in the investment portfolio. As of September 30, 2000, the Companies had one investment (other than bonds issued by agencies of the United States government) exceeding ten percent of stockholder's equity. The Companies' asset growth, net investment income, and cash flow are primarily generated from the sale of variable insurance products and associated future policy benefits and separate account liabilities. Substantial changes in tax laws that would make these products less attractive to consumers and extreme fluctuations in interest rates or stock market returns, which may result in higher lapse experience than assumed, could have a severe impact on the Companies' financial condition. Two broker/dealers, each having at least ten percent of total sales, generated 27% of the Companies' sales during the third quarter of 2000 (29% by two broker/dealers in the same period of 1999). One broker/dealer generated 12% of the Companies' sales during the first nine months of 2000 (29% by two broker/dealers in the same period of 1999). The Premium Plus product generated 73% and 74% of the Companies' sales during the third quarter of 2000 and first nine months of 2000, respectively (79% and 78% in the same periods of 1999).

Revolving Note Payable: To enhance short-term liquidity, the Companies established revolving notes payable effective July 27, 1998 and expiring July 31, 1999 with SunTrust Bank, Atlanta (the "Bank"). As of July 31,
1999, the SunTrust Bank, Atlanta, revolving note facilities were first extended to July 31, 2000, and as of July 31, 2000, they were extended to July 30, 2001.
The total amount the Companies may have outstanding is $85,000,000, of which Golden American and First Golden have individual credit sublimits of $75,000,000 and $10,000,000, respectively. The notes accrue interest at an annual rate equal to: (1) the cost of funds for the Bank for the period applicable for the advance plus 0.225% or (2) a rate quoted by the Bank to the Companies for the advance.
The terms of the agreement require the Companies to maintain the minimum level of Company Action Level Risk Based Capital as established by applicable state law or regulation. During the quarters ended September 30, 2000 and 1999, the Companies incurred interest expense of $0 and $55,000, respectively. During the nine months ended September 30, 2000 and 1999, the Companies incurred interest expense of $36,000 and $109,000, respectively. At September 30, 2000, the
Companies did not have any borrowings under these agreements ($1,400,000 at December 31, 1999).


DVAP4SF-108897                         92






--------------------------------------------------------------------------------
        FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholder
Golden American Life Insurance Company

We have audited the accompanying  consolidated balance sheets of Golden American
Life Insurance Company as of December 31, 1999 and 1998, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for the years ended December 31, 1999 and 1998 and for the periods from October 25, 1997 through December 31, 1997, and January 1, 1997 through October
24, 1997. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Golden American
Life Insurance Company at December 31, 1999 and 1998, and the consolidated results of its operations and its cash flows for the years ended December 31, 1999 and 1998 and for the periods from October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, in conformity with accounting principles generally accepted in the United States.

                                                           /s/Ernst & Young LLP

Des Moines, Iowa
February 4, 2000

DVAP4SF-108897                         93



                          GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               CONSOLIDATED BALANCE SHEETS
                      (Dollars in thousands, except per share data)

                                                            POST-MERGER
                                                   ---------------------------
                                                   December 31,   December 31,
                                                      1999           1998
                                                   ------------   ------------
    ASSETS

     Investments:
       Fixed maturities, available for sale,
         at fair value (Cost: 1999 - $858,052;
         1998 - $739,772).......................    $835,321       $741,985
       Equity securities, at fair value (cost:
         1999 - $14,952; 1998 - $14,437)........      17,330         11,514
       Mortgage loans on real estate............     100,087         97,322
       Policy loans.............................      14,157         11,772
       Short-term investments...................      80,191         41,152
                                                  ----------     ----------
    Total investments...........................   1,047,086        903,745

    Cash and cash equivalents...................      14,380          6,679

    Reinsurance recoverable.....................      14,834          7,586

    Due from affiliates.........................         637          2,983

    Accrued investment income...................      11,198          9,645

    Deferred policy acquisition costs...........     528,957        204,979

    Value of purchased insurance in force.......      31,727         35,977

    Current income taxes recoverable............          35            628

    Deferred income tax asset...................      21,943         31,477

    Property and equipment, less allowances for
       depreciation of $3,229 in 1999 and $801
       in 1998..................................      13,888          7,348

    Goodwill, less accumulated amortization of
       $8,186 in 1999 and $4,408 in 1998........     142,941        146,719

    Other assets................................       2,514            743

    Separate account assets.....................   7,562,717      3,396,114
                                                  ----------     ----------
    Total assets................................  $9,392,857     $4,754,623
                                                  ==========     ==========


                              See accompanying notes.

DVAP4SF-108897                         94



                      GOLDEN AMERICAN LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS - CONTINUED
                 (Dollars in thousands, except per share data)

                                                        POST-MERGER
                                              -----------------------------
                                                December 31,   December 31,
                                                    1999           1998
                                              --------------   ------------

LIABILITIES AND STOCKHOLDER'S EQUITY

Policy liabilities and accruals:
   Future policy benefits:
      Annuity and interest sensitive
        life products.......................     $1,033,701     $881,112
      Unearned revenue reserve..............          6,300        3,840
   Other policy claims and benefits.........              8           --
                                                 ----------   ----------
                                                  1,040,009      884,952

 Surplus notes..............................        245,000       85,000
 Revolving note payable.....................          1,400           --
 Due to affiliates..........................          9,547           --
 Other liabilities..........................         56,335       34,663
 Separate account liabilities...............      7,562,717    3,396,114
                                                 ----------   ----------
                                                  8,915,008    4,400,729

 Commitments and contingencies

 Stockholder's equity:
   Common stock, par value $10 per share,
      authorized, issued, and outstanding
      250,000 shares........................          2,500        2,500
   Additional paid-in capital...............        468,640      347,640
   Accumulated other comprehensive loss.....         (9,154)        (895)
   Retained earnings........................         15,863        4,649
                                                 ----------   ----------
 Total stockholder's equity.................        477,849      353,894
                                                 ----------   ----------
 Total liabilities and stockholder's equity.     $9,392,857   $4,754,623
                                                 ==========   ==========

                                    See accompanying notes.

DVAP4SF-108897                         95




                             GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              CONSOLIDATED STATEMENTS OF OPERATIONS
                                     (Dollars in thousands)


                                                                                      POST-
                                                   POST-MERGER                    ACQUISITION
                                    --------------------------------------------|-------------
                                                                 For the period |or the period
                                                                    October 25, |  January 1,
                                     For the year  For the year       1997      |    1997
                                        ended         ended         through     |   hrough
                                     December 31,  December 31,   December 31,  |  October 24,
                                         1999          1998           1997      |     1997
                                    --------------------------------------------|--------------
Revenues                                                                        |
   Annuity and interest                                                         |
      sensitive life product                                                    |
      charges.......................  $ 82,935      $ 39,119        $ 3,834     |   $18,288
   Management fee revenue...........    10,136         4,771            508     |     2,262
   Net investment income............    59,169        42,485          5,127     |    21,656
   Realized gains (losses)                                                      |
      on investments................    (2,923)       (1,491)            15     |       151
   Other income.....................    10,827         5,569            236     |       426
                                      --------       -------        -------     |   -------
                                       160,144        90,453          9,720     |    42,783
                                                                                |
Insurance benefits and expenses:                                                |
   Annuity and interest sensitive                                               |
     life benefits:                                                             |
     Interest credited to account                                               |
       balances.....................   175,851        94,845          7,413     |    19,276
     Benefit claims incurred in                                                 |
       excess of account balances...     6,370         2,123             --     |       125
   Underwriting, acquisition, and                                               |
     insurance expenses:                                                        |
     Commissions....................   188,383       121,171          9,437     |    26,818
     General expenses...............    60,194        37,577          3,350     |    13,907
     Insurance taxes, state                                                     |
       licenses, and fees...........     3,976         4,140            450     |     1,889
     Policy acquisition costs                                                   |
       deferred.....................  (346,396)     (197,796)       (13,678)    |   (29,003)
     Amortization:                                                              |
      Deferred policy acquisition                                               |
        costs.......................    33,119         5,148            892     |     1,674
      Value of purchased insurance                                              |
        in force....................     6,238         4,724            948     |     5,225
      Goodwill......................     3,778         3,778            630     |     1,398
                                      --------       -------        -------     |   -------
                                       131,513        75,710          9,442     |    41,309
                                                                                |
Interest expense....................     8,894         4,390            557     |     2,082
                                      --------       -------        -------     |   -------
                                       140,407        80,100          9,999     |    43,391
                                      --------       -------        -------     |   -------
Income (loss) before income taxes...    19,737        10,353           (279)    |      (608)
                                                                                |
Income taxes........................     8,523         5,279            146     |    (1,337)
                                      --------       -------        -------     |   -------
                                                                                |
Net income (loss)...................  $ 11,214       $ 5,074        $  (425)    |   $   729
                                      ========       =======        =======     |   =======

                                    See accompanying notes.

DVAP4SF-108897                         96

                           GOLDEN AMERICAN LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                                   (Dollars in thousands)


                                                       Accumulated
                                         Additional       Other                    Total
                                 Common    Paid-in    Comprehensive  Retained   Stockholder's
                                  Stock    Capital    Income (Loss)  Earnings      Equity
                                ------------------------------------------------------------
                                                      PRE-ACQUISITION
                                ------------------------------------------------------------
Balance at January 1, 1997.....  $2,500   $137,372      $   262       $   350     $140,484
 Comprehensive income:
  Net income...................      --         --           --           729          729
  Change in net unrealized
   investment gains (losses)...      --         --        1,543            --        1,543
                                                                                  --------
 Comprehensive income...........                                                     2,272
 Contribution of Capital........     --      1,121           --            --        1,121
                                 ------   --------      -------       -------     --------
Balance at October 24, 1997....  $2,500   $138,493      $ 1,805       $ 1,079     $143,877
                                 ======   ========      =======       =======     ========

                                -----------------------------------------------------------
                                                     POST-MERGER
                                -----------------------------------------------------------
Balance at October 25, 1997....  $2,500   $224,997           --            --     $227,497
 Comprehensive income:
  Net loss.....................      --         --           --       $  (425)        (425)
  Change in net unrealized
     investment gains (losses).      --         --      $   241            --          241
                                                                                  --------
Comprehensive loss.............                                                       (184)
                                 ------   --------      -------       -------     --------
Balance at December 31,1997....   2,500    224,997          241          (425)    $227,313
 Comprehensive income:
  Net income...................      --         --           --         5,074        5,074
  Change in net unrealized
     investment gains (losses).      --         --       (1,136)           --       (1,136)
                                                                                  --------
 Comprehensive income..........                                                      3,938
 Contribution of Capital........     --    122,500           --            --      122,500
 Other..........................     --        143           --            --          143
                                 ------   --------      -------       -------     --------
Balance at December 31,1998....   2,500    224,997         (895)        4,649      353,894
Comprehensive income:
  Net income...................      --         --           --        11,214       11,214
  Change in net unrealized
     investment gains (losses).      --         --       (8,259)           --       (8,259)
                                                                                  --------
Comprehensive income...........                                                      2,955
 Contribution of Capital........     --    121,000           --            --      121,000
                                 ------   --------      -------       -------     --------
Balance at December 31,1999....  $2,500   $468,640      $(9,154)      $15,863     $477,849
                                 ======   ========      =======       =======     ========

                                    See accompanying notes.

DVAP4SF-108897                         97

                             GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              CONSOLIDATED STATEMENTS OF CASH FLOWS
                                     (Dollars in thousands)

                                                                                              |    POST-
                                                                  POST-MERGER                 | ACQUISITION
                                                   -------------------------------------------|---------------
                                                                               For the period | For the period
                                                                                 October 25,  |   January 1,
                                                   For the year  For the year      1997       |     1997
                                                      ended         ended         through     |    through
                                                   December 31,  December 31,    December 31, |   October 24,
                                                      1999          1998            1997      |      1997
                                                   ------------  ------------  -------------- | --------------
OPERATING ACTIVITIES                                                                          |
Net income (loss).................................   $11,214        $5,074          $(425)    |         $729
Adjustments to reconcile net income (loss) to net                                             |
  cash provided by (used in) operations:                                                      |
   Adjustments related to annuity and                                                         |
     interest sensitive life products:                                                        |
     Interest credited and other charges on                                                   |
       interest sensitive products................   175,851        94,845          7,413     |       19,276
     Charges for mortality and administration.....       524          (233)           (62)    |          (99)
     Change in unearned revenues..................     2,460         2,651          1,189     |        3,292
   Increase (decrease) in policy liabilities and                                              |
     accruals.....................................         8           (10)            10     |           --
   Decrease (increase) in accrued investment                                                  |
     income.......................................    (1,553)       (3,222)         1,205     |       (3,489)
   Policy acquisition costs deferred..............  (346,396)     (197,796)       (13,678)    |      (29,003)
   Amortization of deferred policy                                                            |
     acquisition costs............................    33,119         5,148            892     |        1,674
   Amortization of value of purchased                                                         |
     insurance in force...........................     6,238         4,724            948     |        5,225
   Change in other assets, due to/from                                                        |
     affiliates, other liabilities, and accrued                                               |
     income taxes.................................    24,845         9,979          4,205     |       (8,944)
   Provision for depreciation and amortization....     8,850         8,147          1,299     |        3,203
   Provision for deferred income taxes............     8,523         5,279            146     |          316
   Realized (gains) losses on investments.........     2,923         1,491            (15)    |         (151)
                                                    --------      --------        -------     |     ---------
Net cash provided by (used in) operating                                                      |
   activities.....................................   (73,394)      (63,923)         3,127     |       (7,971)
                                                                                              |
INVESTING ACTIVITIES                                                                          |
Sale, maturity, or repayment of investments:                                                  |
   Fixed maturities - available for sale..........   220,547       145,253          9,871     |       39,622
   Mortgage loans on real estate..................     6,572         3,791          1,644     |        5,828
   Short-term investments - net...................        --            --             --     |       11,415
                                                    --------      --------        -------     |     ---------
                                                     227,119       149,044         11,515     |       56,865
Acquisition of investments:                                                                   |
   Fixed maturities - available for sale..........  (344,587)     (476,523)       (29,596)    |     (155,173)
   Equity securities..............................        --       (10,000)            (1)    |       (4,865)
   Mortgage loans on real estate..................    (9,659)      (16,390)       (14,209)    |      (44,481)
   Policy loans - net.............................    (2,385)       (2,940)          (328)    |       (3,870)
   Short-term investments - net...................   (39,039)      (26,692)       (13,244)    |           --
                                                    --------      --------        -------     |     ---------
                                                    (395,670)     (532,545)       (57,378)    |     (208,389)
Net purchase of property and equipment............    (8,968)       (6,485)          (252)    |         (875)
                                                    --------      --------        -------     |     ---------
Net cash used in investing activities.............  (177,519)     (389,986)       (46,115)    |     (152,399)

                                            See accompanying notes.

DVAP4SF-108897                         98

                                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                                             (Dollars in thousands)

                                                                                       |    POST-
                                                           POST-MERGER                 | ACQUISITION
                                            -------------------------------------------|---------------
                                                                        For the period | For the period
                                                                          October 25,  |   January 1,
                                            For the year  For the year      1997       |     1997
                                               ended         ended         through     |    through
                                            December 31,  December 31,    December 31, |   October 24,
                                               1999          1998            1997      |      1997
                                            ------------  ------------  -------------- | --------------
FINANCING ACTIVITIES                                                                   |
Proceeds from reciprocal loan agreement                                                |
   borrowings..............................  $396,350       $500,722            --     |          --
Repayment of reciprocal loan agreement                                                 |
   borrowings..............................  (396,350)      (500,722)           --     |          --
Proceeds from revolving note payable.......   220,295        108,495            --     |          --
Repayment of revolving note payable........  (218,895)      (108,495)           --     |          --
Proceeds from surplus note.................   160,000         60,000            --     |          --
Proceeds from line of credit borrowings....        --             --       $10,119     |     $97,124
Repayment of line of credit borrowings.....        --         (5,309)       (2,207)    |     (80,977)
Receipts from annuity and interest                                                     |
   sensitive life policies credited to                                                 |
   account balances........................   773,685        593,428        62,306     |     261,549
Return of account balances on annuity                                                  |
   and interest sensitive life policies....  (147,201)       (72,649)       (6,350)    |     (13,931)
Net reallocations to separate accounts.....  (650,270)      (239,671)      (17,017)    |     (93,069)
Contributions of capital by parent.........   121,000        103,750            --     |       1,011
                                             --------      --------        -------     |   ---------
Net cash provided by financing activities..   258,614        439,549        46,851     |     171,707
                                             --------      --------        -------     |   ---------
                                                                                       |
Increase (decrease) in cash and cash                                                   |
   equivalents.............................     7,701        (14,360)        3,863     |      11,337
Cash and cash equivalents at                                                           |
   beginning of period.....................     6,679         21,039        17,176     |       5,839
                                             --------      --------        -------     |   ---------
Cash and cash equivalents at                                                           |
   end of period...........................   $14,380         $6,679       $21,039     |     $17,176
                                             ========      =========       =======     |   =========
                                                                                       |
SUPPLEMENTAL  DISCLOSURE                                                               |
 OF CASH FLOW  INFORMATION                                                             |
Cash paid during the period for:                                                       |
   Interest................................    $6,392         $4,305          $295     |      $1,912
   Income taxes............................        --             99            --     |         283
Non-cash financing activities:                                                         |
   Non-cash adjustment to additional                                                   |
     paid-in capital for adjusted merger                                               |
     costs.................................        --            143            --     |          --
   Contribution of property and                                                        |
     equipment from EIC Variable,                                                      |
     Inc. net of $353 of accumulated                                                   |
     depreciation..........................        --             --            --     |         110
   Contribution of capital from parent to                                              |
     repay line of credit borrowings.......        --         18,750            --     |          --

                               See accompanying notes.

DVAP4SF-108897                         99

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

CONSOLIDATION
The consolidated financial statements include Golden American Life Insurance Company ("Golden American") and its wholly owned subsidiary, First Golden American Life Insurance Company of New York ("First Golden," and collectively with Golden American, the "Companies"). All significant intercompany accounts and transactions have been eliminated.

ORGANIZATION
Golden American, a wholly owned subsidiary of Equitable of Iowa Companies, Inc., offers variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. First Golden is licensed to sell insurance products in New York and Delaware. The Companies' products are marketed by broker/dealers, financial institutions, and insurance agents. The Companies' primary customers are consumers and corporations.

On October 24, 1997, PFHI Holding, Inc. ("PFHI"), a Delaware corporation, acquired all of the outstanding capital stock of Equitable of Iowa Companies ("Equitable") according to the terms of an Agreement and Plan of Merger ("Merger Agreement") dated July 7, 1997 among Equitable, PFHI, and ING Groep N.V. ("ING"). PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC" or the "Parent"), a Delaware corporation. See Note 6 for additional information regarding the merger.

On August 13, 1996, Equitable acquired all of the outstanding capital stock of BT Variable, Inc. (subsequently known as EIC Variable, Inc.) and its wholly owned subsidiaries, Golden American and Directed Services, Inc. ("DSI") from
Whitewood Properties Corporation ("Whitewood"). See Note 7 for additional information regarding the acquisition.

For financial statement purposes, the ING merger was accounted for as a purchase effective October 25, 1997 and the change in control of Golden American through the acquisition of BT Variable, Inc. ("BT Variable") was accounted for as a purchase effective August 14, 1996. The merger and acquisition resulted in new bases of accounting reflecting estimated fair values of assets and liabilities at their respective dates. As a result, the Companies' financial statements included for the periods after October 24, 1997 are presented on the Post-Merger new basis of accounting and for the period January 1, 1997 through October 24, 1997 are presented on the Post-Acquisition basis of accounting.

INVESTMENTS
Fixed Maturities: The Companies account for their investments under the Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for
Certain Investments in Debt and Equity Securities," which requires fixed maturities to be designated as either "available for sale," "held for investment," or "trading." Sales of fixed maturities designated as "available for sale" are not restricted by SFAS No. 115. Available for sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in stockholder's equity, after adjustment for related changes in value of purchased insurance in force ("VPIF"), deferred policy acquisition costs ("DPAC"), and deferred income taxes. At December 31, 1999 and 1998, all of the Companies' fixed maturities are designated as available for sale, although the Companies are not precluded from designating fixed maturities as held for investment or trading at some future date.

Securities determined to have a decline in value that is other than temporary are written down to estimated fair value, which becomes the new cost basis by a charge to realized losses in the Companies' Statements of Operations. Premiums and discounts are amortized/accrued utilizing a method which results in a constant

DVAP4SF-108897                         100

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

yield over the  securities'  expected  lives.  Amortization/accrual  of
premiums  and   discounts  on  mortgage   and  other   asset-backed   securities
incorporates a prepayment assumption to estimate the securities' expected lives.

Equity Securities: Equity securities are reported at estimated fair value if readily marketable. The change in unrealized appreciation and depreciation of marketable equity securities (net of related deferred income taxes, if any) is included directly in stockholder's equity. Equity securities determined to have a decline in value that is other than temporary are written down to estimated fair value, which becomes the new cost basis by a charge to realized losses in the Companies' Statements of Operations.

Mortgage Loans On Real Estate: Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable the Companies will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the present value of expected future cash flows from the loan discounted at the loan's effective interest rate, or to the loan's observable market price, or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, which is adjusted at each reporting date for significant changes in the calculated value of the loan. Changes in this valuation allowance are charged or credited to income.

Other Investments: Policy loans are reported at unpaid principal. Short-term investments are reported at cost, adjusted for amortization of premiums and accrual of discounts.

Realized Gains And Losses: Realized gains and losses are determined on the basis of specific identification.

Fair Values: Estimated fair values, as reported herein, of conventional mortgage-backed securities not actively traded in a liquid market are estimated using a third party pricing process. This pricing process uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities. Estimated fair values of publicly traded fixed maturities are reported by an independent pricing service. Fair values of private placement bonds are estimated using a matrix that assumes a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bonds. Estimated fair values of equity securities, which consist of the Companies' investment in its registered separate accounts, are based upon the quoted fair value of the securities comprising the individual portfolios underlying the separate accounts.

CASH AND CASH EQUIVALENTS
For purposes of the accompanying Statements of Cash Flows, the Companies consider all demand deposits and interest-bearing accounts not related to the investment function to be cash equivalents. All interest-bearing accounts classified as cash equivalents have original maturities of three months or less.

DEFERRED POLICY ACQUISITION COSTS
Certain costs of acquiring new insurance business, principally first year commissions and interest bonuses, premium credit, and other expenses related to the production of new business, have been deferred. Acquisition costs for variable insurance products are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected future gross profits. This amortization is adjusted retrospectively when the Companies revise their estimate of current or future gross profits to be realized from a group of products. DPAC is adjusted to reflect the pro forma impact of unrealized gains and losses on fixed maturities the Companies have designated as "available for sale" under SFAS No. 115.

DVAP4SF-108897                         101

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

VALUE OF PURCHASED INSURANCE IN FORCE
As a result of the merger and acquisition, a portion of the purchase price related to each transaction was allocated to the right to receive future cash flows from existing insurance contracts. This allocated cost represents VPIF, which reflects the value of those purchased policies calculated by discounting actuarially determined expected future cash flows at the discount rate determined by the purchaser. Amortization of VPIF is charged to expense in proportion to expected gross profits of the underlying business. This amortization is adjusted retrospectively when the Companies revise the estimate of current or future gross profits to be realized from the insurance contracts acquired. VPIF is adjusted to reflect the pro forma impact of unrealized gains and losses on available for sale fixed maturities. See Notes 6 and 7 for additional information on VPIF resulting from the merger and acquisition.

PROPERTY AND EQUIPMENT
Property and equipment primarily represent leasehold improvements, office furniture, certain other equipment, and capitalized computer software and are not considered to be significant to the Companies' overall operations. Property and equipment are reported at cost less allowances for depreciation.
Depreciation expense is computed primarily on the basis of the straight-line method over the estimated useful lives of the assets.

GOODWILL
Goodwill was established as a result of the merger and is being amortized over 40 years on a straight-line basis. Goodwill established as a result of the acquisition was being amortized over 25 years on a straight-line basis. See Notes 6 and 7 for additional information on the merger and acquisition.

FUTURE POLICY BENEFITS
Future policy benefits for divisions of the variable products with fixed interest guarantees are established utilizing the retrospective deposit accounting method. Policy reserves represent the premiums received plus accumulated interest, less mortality and administration charges. Interest credited to these policies ranged from 3.00% to 11.00% during 1999, 3.00% to 10.00% during 1998, and 3.30% to 8.25% during 1997. The unearned revenue reserve represents unearned distribution fees. These distribution fees have been deferred and are amortized over the life of the contracts in proportion to expected gross profits.

SEPARATE ACCOUNTS
Assets and liabilities of the separate accounts reported in the accompanying Balance Sheets represent funds separately administered principally for variable contracts. Contractholders, rather than the Companies, bear the investment risk for the variable insurance products. At the direction of the contractholders, the separate accounts invest the premiums from the sale of variable insurance products in shares of specified mutual funds. The assets and liabilities of the separate accounts are clearly identified and segregated from other assets and liabilities of the Companies. The portion of the separate account assets equal to the reserves and other liabilities of variable contracts cannot be charged with liabilities arising out of any other business the Companies may conduct.

Variable separate account assets are carried at fair value of the underlying investments and generally represent contractholder investment values maintained in the accounts. Variable separate account liabilities represent account balances for the variable contracts invested in the separate accounts; the fair value of these liabilities is equal to their carrying amount. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not reflected in the accompanying Statements of Operations.

DVAP4SF-108897                         102

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

Product charges recorded by the Companies from variable insurance products consist of charges applicable to each contract for mortality and expense risk, cost of insurance, contract administration, and surrender charges. In addition, some variable annuity and all variable life contracts provide for a distribution fee collected for a limited number of years after each premium deposit. Revenue recognition of collected distribution fees is amortized over the life of the contract in proportion to its expected gross profits. The balance of unrecognized revenue related to the distribution fees is reported as an unearned revenue reserve.

DEFERRED INCOME TAXES
Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred tax assets or liabilities are adjusted to reflect the pro forma impact of unrealized gains and losses on equity securities and fixed maturities the Companies have designated as available for sale under SFAS No. 115. Changes in deferred tax assets or liabilities resulting from this SFAS No. 115 adjustment are charged or credited directly to stockholder's equity. Deferred income tax expenses or credits reflected in the Companies' Statements of Operations are based on the changes in the deferred tax asset or liability from period to period (excluding the SFAS No. 115 adjustment).

DIVIDEND RESTRICTIONS
Golden American's ability to pay dividends to its Parent is restricted. Prior approval of insurance regulatory authorities is required for payment of dividends to the stockholder which exceed an annual limit. During 2000, Golden American cannot pay dividends to its Parent without prior approval of statutory authorities.

Under the provisions of the insurance laws of the State of New York, First Golden cannot distribute any dividends to its stockholder, Golden American, unless a notice of its intent to declare a dividend and the amount of the dividend has been filed with the New York Insurance Department at least thirty days in advance of the proposed declaration. If the Superintendent of the New York Insurance Department finds the financial condition of First Golden does not warrant the distribution, the Superintendent may disapprove the distribution by giving written notice to First Golden within thirty days after the filing.

SEGMENT REPORTING
The Companies manage their business as one segment, the sale of variable insurance products designed to meet customer needs for tax-advantaged saving for retirement and protection from death. Variable insurance products are sold to consumers and corporations throughout the United States.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions affecting the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Management is required to utilize historical experience and assumptions about future events and circumstances in order to develop estimates of material reported amounts and disclosures. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates and assumptions are: (1) estimates of fair values of investments in securities and other financial instruments, as well as fair values of policyholder liabilities, (2) policyholder liabilities, (3) deferred policy acquisition costs and value of purchased insurance in force, (4) fair values of assets and liabilities recorded as a result of merger and acquisition transactions, (5) asset valuation allowances, (6) guaranty fund assessment accruals, (7) deferred tax benefits (liabilities), and (8) estimates for commitments and contingencies including legal matters, if a liability is anticipated and can be reasonably estimated. Estimates and assumptions

DVAP4SF-108897                         103

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

regarding all of the preceding items are inherently subject to change and are reassessed periodically. Changes in estimates and assumptions could materially impact the financial statements.

RECLASSIFICATIONS
Certain amounts for the periods ended in the 1998 and 1997 financial statements have been reclassified to conform to the 1999 financial statement presentation.

2. BASIS OF FINANCIAL REPORTING

The financial statements of the Companies differ from related statutory-basis financial statements principally as follows: (1) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (2) an asset representing the present value of future cash flows from insurance contracts acquired was established as a result of the merger/acquisition and is amortized and charged to expense; (3) future policy benefit reserves for divisions with fixed interest guarantees of the variable insurance products are based on full account values, rather than the greater of cash surrender value or amounts derived from discounting methodologies utilizing statutory interest rates; (4) reserves are reported before reduction for reserve credits related to reinsurance ceded and a receivable is established, net of an allowance for uncollectible amounts, for these credits rather than presented net of these credits; (5) fixed maturity investments are designated as "available for sale" and valued at fair value with unrealized appreciation/depreciation, net of adjustments to value of purchased insurance in force, deferred policy acquisition costs, and deferred income taxes (if applicable), credited/charged directly to stockholder's equity rather than valued at amortized cost; (6) the carrying value of fixed maturities is reduced to fair value by a charge to realized losses in the Statements of Operations when declines in carrying value are judged to be other than temporary, rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (7) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (8) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security; (9) a liability is established for anticipated guaranty fund assessments, net of related anticipated premium tax credits, rather than capitalized when assessed and amortized in accordance with procedures permitted by insurance regulatory authorities; (10) revenues for variable insurance products consist of policy charges applicable to each contract for the cost of insurance, policy administration charges, amortization of policy initiation fees, and surrender charges assessed rather than premiums received; (11) the financial statements of Golden American's wholly owned subsidiary are consolidated rather than recorded at the equity in net assets; (12) surplus notes are reported as liabilities rather than as surplus; and (13) assets and liabilities are restated to fair values when a change in ownership occurs, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

The net loss for Golden American as determined in accordance with statutory accounting practices was $85,578,000 in 1999, $68,002,000 in 1998, and $428,000
in 1997. Total statutory capital and surplus was $368,928,000 at December 31, 1999 and $183,045,000 at December 31, 1998.

DVAP4SF-108897                         104

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


3. INVESTMENT OPERATIONS

INVESTMENT RESULTS
Major categories of net investment income are summarized below:

                                                   POST-MERGER                  |POST-ACQUISITION
                                     -------------------------------------------|----------------
                                                                 For the period | For the period
                                                                   October 25,  |   January 1,
                                     For the year  For the year      1997       |     1997
                                         ended         ended       through      |   through
                                     December 31,  December 31,   December 31,  |  October 24,
                                        1999          1998           1997       |      1997
                                     ------------  ------------  -------------- | --------------
                                                    (Dollars in thousands)
                                                                                |
 Fixed maturities...............        $50,352       $35,224        $ 4,443    |     $18,488
 Equity securities..............            515            --              3    |          --
 Mortgage loans on real estate..          7,074         6,616            879    |       3,070
 Policy loans...................            485           619             59    |         482
 Short-term investments.........          2,583         1,311            129    |         443
 Other, net.....................            388           246           (154)   |          24
                                        -------       -------        -------    |     -------
 Gross investment income........         61,397        44,016          5,359    |      22,507
 Less investment expenses.......         (2,228)       (1,531)          (232)   |        (851)
                                        -------       -------        -------    |     -------
 Net investment income..........        $59,169       $42,485        $ 5,127    |     $21,656
                                        =======       =======        =======    |     =======

Realized gains (losses) on investments follows:

                                                   POST-MERGER                  |POST-ACQUISITION
                                     -------------------------------------------|----------------
                                                                 For the period | For the period
                                                                   October 25,  |   January 1,
                                     For the year  For the year      1997       |     1997
                                         ended         ended       through      |   through
                                     December 31,  December 31,   December 31,  |  October 24,
                                        1999          1998           1997       |      1997
                                     ------------  ------------  -------------- | --------------
                                                  (Dollars in thousands)
                                                                                |
  Fixed maturities, available for                                               |
    sale..........................      $(2,910)      $(1,428)       $    25    |     $    151
  Mortgage loans on real estate...          (13)          (63)           (10)   |           --
                                        -------       -------        -------    |      -------
  Realized gains (losses) on                                                    |
    investments...................      $(2,923)      $(1,491)           $15    |         $151
                                        =======       =======        =======    |     ========


The change in unrealized appreciation (depreciation) of securities at fair value follows:

                                                   POST-MERGER                  |POST-ACQUISITION
                                     -------------------------------------------|----------------
                                                                 For the period | For the period
                                                                   October 25,  |   January 1,
                                     For the year  For the year      1997       |     1997
                                         ended         ended       through      |   through
                                     December 31,  December 31,   December 31,  |  October 24,
                                        1999          1998           1997       |      1997
                                     ------------  ------------  -------------- | --------------
                                                  (Dollars in thousands)
                                                                                |
                                                                                |
  Fixed maturities, available for                                               |
    sale...........................     $(24,944)     $  1,100       $ (3,494)  |     $  4,197
  Equity securities................        5,301        (2,390)           (68)  |         (462)
                                        --------      --------       --------   |     --------
  Unrealized appreciation                                                       |
     (depreciation) of securities..     $(19,643)     $ (1,290)      $ (3,562)  |     $  3,735
                                        ========      ========       ========   |     ========

DVAP4SF-108897                         105

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


3. INVESTMENT OPERATIONS (continued)

At December 31, 1999 and December 31, 1998, amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturities, all of which are designated as available for sale, follows:


                                                       POST-MERGER
                                    ---------------------------------------------------
                                                    Gross       Gross      Estimated
                                     Amortized    Unrealized  Unrealized      Fair
                                        Cost         Gains      Losses       Value
                                    ----------    ----------  ----------   ---------
                                                  (Dollars in thousands)
    December 31, 1999
    -----------------------------
    U.S. government and
       governmental agencies
       and authorities............     $ 21,363          --     $   (260)   $ 21,103
    Public utilities..............       53,754      $   25       (2,464)     51,315
    Corporate securities..........      396,494          53      (12,275)    384,272
    Other asset-backed securities.      207,044         850       (4,317)    203,577
    Mortgage-backed securities....      179,397          39       (4,382)    175,054
                                       --------      ------     --------    --------
    Total.........................     $858,052      $  967     $(23,698)   $835,321
                                       ========      ======     ========    ========

    December 31, 1998
    -----------------------------
    U. S. government and
       governmental agencies
       and authorities............     $ 13,568      $  182     $    (8)    $ 13,742
    Foreign governments...........        2,028           8          --        2,036
    Public utilities..............       67,710         546        (447)      67,809
    Corporate securities..........      365,569       4,578       (2,658)    367,489
    Other asset-backed securities.       99,877         281       (1,046)     99,112
    Mortgage-backed securities....      191,020       1,147         (370)    191,797
                                       --------      ------     --------    --------
    Total.........................     $739,772      $6,742     $ (4,529)   $741,985
                                       ========      ======     ========    ========

Short-term investments with maturities of 30 days or less have been excluded from the above schedules. Amortized cost approximates fair value for these securities. At December 31, 1999, net unrealized investment loss on fixed maturities designated as available for sale totaled $22,731,000. Depreciation of $6,955,000 was included in stockholder's equity at December 31, 1999 (net of adjustments of $1,785,000 to VPIF, $10,246,000 to DPAC, and $3,745,000 to
deferred income taxes). At December 31, 1998, net unrealized investment gains on fixed maturities designated as available for sale totaled $2,213,000. Appreciation of $1,005,000 was included in stockholder's equity at December 31, 1998 (net of adjustments of $203,000 to VPIF, $455,000 to DPAC, and $550,000 to deferred income taxes).

At December 31, 1999, net unrealized appreciation on equity securities was comprised entirely of gross appreciation of $2,378,000. At December 31, 1998, net unrealized depreciation of equity securities was comprised entirely of gross depreciation of $2,923,000.

Amortized cost and estimated fair value of fixed maturities designated as available for sale, by contractual maturity, at December 31, 1999 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

DVAP4SF-108897                         106

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999

3. INVESTMENT OPERATIONS (continued)


                                                   POST-MERGER
                                            -------------------------
                                            Amortized      Estimated
December 31, 1999                              Cost       Fair Value
---------------------------------------------------------------------
                                              (Dollars in thousands)

Due within one year.....................    $ 25,317       $ 25,186
Due after one year through five years...     355,205        344,998
Due after five years through ten years..      83,004         78,976
Due after ten years.....................       8,085          7,530
                                            --------       --------
                                             471,611        456,690
Other asset-backed securities...........     207,044        203,577
Mortgage-backed securities..............     179,397        175,054
                                            --------       --------
Total...................................    $858,052       $835,321
                                            ========       ========

An analysis of sales, maturities, and principal repayments of the Companies' fixed maturities portfolio follows:


                                                        Gross      Gross     Proceeds
                                           Amortized  Realized   Realized      from
                                             Cost       Gains     Losses       Sale
                                           ---------  --------   --------    --------
                                                     (Dollars in thousands)
POST-MERGER:
For the year ended December 31, 1999:
Scheduled principal repayments, calls,
   and tenders..........................    $141,346     $216       $(174)   $141,388
Sales...................................      80,472      141      (1,454)     79,159
                                            --------     ----     -------    --------
Total...................................    $221,818     $357     $(1,628)   $220,547
                                            ========     ====     =======    ========

For the year ended December 31, 1998:
Scheduled principal repayments, calls,
   and tenders..........................    $102,504      $60         $(3)   $102,561
Sales...................................      43,204      518      (1,030)     42,692
                                            --------     ----     -------    --------
Total...................................    $145,708     $578     $(1,033)   $145,253
                                            ========     ====     =======    ========

For the period October 25, 1997 through
   December 31, 1997:
Scheduled principal repayments, calls,
   and tenders..........................      $6,708       $2          --      $6,710
Sales...................................       3,138       23          --       3,161
                                            --------     ----     -------    --------
Total...................................      $9,846      $25          --      $9,871
                                            ========     ====     =======    ========

POST-ACQUISITION:

For the period January 1, 1997 through
   October 24, 1997:
Scheduled principal repayments, calls,
   and tenders..........................     $25,419       --          --     $25,419
Sales...................................      14,052     $153         $(2)     14,203
                                            --------     ----     -------    --------
Total...................................     $39,471     $153         $(2)    $39,622
                                            ========     ====     =======    ========

DVAP4SF-108897                         107

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


3. INVESTMENT OPERATIONS (continued)

Investment Valuation Analysis: The Companies analyze the investment portfolio at least quarterly in order to determine if the carrying value of any investment has been impaired. The carrying value of debt and equity securities is written down to fair value by a charge to realized losses when an impairment in value appears to be other than temporary.

During the fourth quarter of 1998, Golden American determined that the carrying value of two bonds exceeded their estimated net realizable value. As a result, at December 31, 1998, Golden American recognized a total pre-tax loss of $973,000 to reduce the carrying value of the bonds to their combined net realizable value of $2,919,000. During the second quarter of 1999, further information was received regarding these bonds and Golden American determined that the carrying value of the two bonds exceeded their estimated net realizable value. As a result, at June 30, 1999, Golden American recognized a total pre-tax loss of $1,639,000 to further reduce the carrying value of the bonds to their combined net realizable value of $1,137,000. During 1997, no investments were identified as having an other than temporary impairment.

Investments on Deposit: At December 31, 1999 and 1998, affidavits of deposits covering bonds with a par value of $6,470,000 were on deposit with regulatory authorities pursuant to certain statutory requirements.

Investment Diversifications: The Companies' investment policies related to the investment portfolio require diversification by asset type, company, and industry and set limits on the amount which can be invested in an individual issuer. Such policies are at least as restrictive as those set forth by regulatory authorities. The following percentages relate to holdings at December 31, 1999 and December 31, 1998. Fixed maturities included investments in basic industrials (29% in 1999, 26% in 1998), conventional mortgage-backed securities (22% in 1999, 25% in 1998), financial companies (16% in 1999, 19% in 1998), and other asset-backed securities (19% in 1999, 11% in 1998). Mortgage loans on real estate have been analyzed by geographical location with concentrations by state identified as California (12% in 1999 and 1998), Utah (10% in 1999, 11% in
1998), and Georgia (9% in 1999, 10% in 1998). There are no other concentrations of mortgage loans on real estate in any state exceeding ten percent at December 31, 1999 and 1998. Mortgage loans on real estate have also been analyzed by collateral type with significant concentrations identified in office buildings (34% in 1999, 36% in 1998), industrial buildings (33% in 1999, 32% in 1998), retail facilities (19% in 1999, 20% in 1998), and multi-family apartments (10% in 1999, 8% in 1998). Equity securities are not significant to the Companies' overall investment portfolio.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 1999.

4. COMPREHENSIVE INCOME
Comprehensive income includes all changes in stockholder's equity during a period except those resulting from investments by and distributions to the stockholder. Total comprehensive income (loss) for the Companies includes $(452,000) for the year ended December 31, 1999 for First Golden ($1,015,000 for the year ended December 31, 1998 and $159,000, and $536,000, respectively, for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997). Other comprehensive income excludes net investment gains (losses) included in net income, which merely represent transfers from unrealized to realized gains and losses. These amounts total $(1,468,000) in 1999 and $(2,133,000) in 1998. Such amounts, which have been measured through the date of sale, are net of income taxes and adjustments to VPIF and DPAC totaling $(1,441,000) in 1999 and $705,000 in 1998.

5. FAIR VALUES OF FINANCIAL INSTRUMENTS
SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of estimated fair value of all financial instruments, including both assets and liabilities recognized and not recognized in a

DVAP4SF-108897                        108

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


5. FAIR VALUES OF FINANCIAL INSTRUMENTS (continued)

company's  balance
sheet, unless specifically exempted. SFAS No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments," requires additional disclosures about derivative financial instruments. Most of the
Companies' investments, investment contracts, and debt fall within the standards' definition of a financial instrument. Fair values for the Companies' insurance contracts other than investment contracts are not required to be disclosed. In cases where quoted market prices are not available, estimated fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accounting, actuarial, and regulatory bodies are continuing to study the methodologies to be used in developing fair value information, particularly as it relates to such things as liabilities for insurance contracts. Accordingly, care should be exercised in deriving conclusions about the Companies' business or financial condition based on the information presented herein.

The Companies closely monitor the composition and yield of invested assets, the duration and interest credited on insurance liabilities, and resulting interest spreads and timing of cash flows. These amounts are taken into consideration in the Companies' overall management of interest rate risk, which attempts to minimize exposure to changing interest rates through the matching of investment cash flows with amounts expected to be due under insurance contracts. These assumptions may not result in values consistent with those obtained through an actuarial appraisal of the Companies' business or values that might arise in a negotiated transaction.

The following compares carrying values as shown for financial reporting purposes with estimated fair values:

                                                               POST-MERGER
                                           -----------------------------------------------
                                              December 31, 1999        December 31, 1998
                                           ----------------------    ---------------------
                                                        Estimated                Estimated
                                            Carrying      Fair        Carrying     Fair
                                             Value       Value         Value      Value
                                            --------    ---------     --------   ---------
                                                     (Dollars in thousands)

ASSETS

   Fixed maturities, available for sale..  $  835,321   $  835,321  $  741,985  $  741,985
   Equity securities.....................      17,330       17,330      11,514      11,514
   Mortgage loans on real estate.........     100,087       95,524      97,322      99,762
   Policy loans..........................      14,157       14,157      11,772      11,772
   Short-term investments................      80,191       80,191      41,152      41,152
   Cash and cash equivalents.............      14,380       14,380       6,679       6,679
   Separate account assets...............   7,562,717    7,562,717   3,396,114   3,396,114

LIABILITIES

   Annuity products......................   1,017,105      953,546     869,009     827,597
   Surplus notes.........................     245,000      226,100      85,000      90,654
   Revolving note payable................       1,400        1,400          --          --
   Separate account liabilities..........   7,562,717    7,562,717   3,396,114   3,396,114

The following methods and assumptions were used by the Companies in estimating fair values.

Fixed  maturities:   Estimated  fair  values  of  conventional   mortgage-backed
securities not actively traded in a liquid market and publicly traded securities are estimated using a third party pricing process. This pricing

DVAP4SF-108897                         109

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


5. FAIR VALUES OF FINANCIAL INSTRUMENTS (continued)

process uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities.

Equity securities: Estimated fair values of equity securities, which consist of the Companies' investment in the portfolios underlying its separate accounts, are based upon the quoted fair value of individual securities comprising the individual portfolios. For equity securities not actively traded, estimated fair values are based upon values of issues of comparable returns and quality.

Mortgage loans on real estate: Fair values are estimated by discounting expected cash flows, using interest rates currently offered for similar loans.

Policy loans: Carrying values approximate the estimated fair value for policy loans.

Short-term investments and cash and cash equivalents: Carrying values reported in the Companies' historical cost basis balance sheet approximate estimated fair value for these instruments due to their short-term nature.

Separate account assets: Separate account assets are reported at the quoted fair values of the individual securities in the separate accounts.

Annuity products: Estimated fair values of the Companies' liabilities for future policy benefits for the divisions of the variable annuity products with fixed interest guarantees and for supplemental contracts without life contingencies are stated at cash surrender value, the cost the Companies would incur to extinguish the liability.

Surplus notes: Estimated fair value of the Companies' surplus notes were based upon discounted future cash flows using a discount rate approximating the current market value.

Revolving note payable: Carrying value reported in the Companies' historical cost basis balance sheet approximates estimated fair value for this instrument, as the agreement carries a variable interest rate provision.

Separate account liabilities: Separate account liabilities are reported at full account value in the Companies' historical cost balance sheet. Estimated fair values of separate account liabilities are equal to their carrying amount.

6. MERGER
Transaction: On October 23, 1997, Equitable's shareholders approved the Merger Agreement dated July 7, 1997 among Equitable, PFHI, and ING. On October 24, 1997, PFHI, a Delaware corporation, acquired all of the outstanding capital stock of Equitable according to the Merger Agreement. PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. Equitable, an Iowa corporation, in turn, owned all the outstanding capital stock of Equitable Life Insurance Company of Iowa ("Equitable Life") and Golden American and their wholly owned subsidiaries. In addition, Equitable owned all the outstanding capital stock of Locust Street Securities, Inc.
("LSSI"), Equitable Investment Services, Inc. (subsequently dissolved), DSI, Equitable of Iowa Companies Capital Trust, Equitable of Iowa Companies Capital Trust II, and Equitable of Iowa Securities Network, Inc. (subsequently renamed ING Funds Distributor, Inc.). In exchange for the outstanding capital stock of Equitable, ING paid total consideration of approximately $2.1 billion in cash and stock and assumed approximately $400 million in debt. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC" or the "Parent"), a Delaware corporation. All costs of the merger, including expenses to terminate certain benefit plans, were paid by the Parent.

DVAP4SF-108897                         110

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


6. MERGER (continued)

Accounting Treatment: The merger was accounted for as a purchase resulting in a new basis of accounting, reflecting estimated fair values for assets and liabilities at October 24, 1997. The purchase price was allocated to EIC and its subsidiaries with $227,497,000 allocated to the Companies. Goodwill was established for the excess of the merger cost over the fair value of the net assets and attributed to EIC and its subsidiaries including Golden American and First Golden. The amount of goodwill allocated to the Companies relating to the merger was $151,127,000 at the merger date and is being amortized over 40 years on a straight-line basis. The carrying value of goodwill will be reviewed periodically for any indication of impairment in value. The Companies' DPAC, previous balance of VPIF, and unearned revenue reserve, as of the merger date, were eliminated and a new asset of $44,297,000 representing VPIF was established for all policies in force at the merger date.

Value of Purchased Insurance In Force: As part of the merger, a portion of the acquisition cost was allocated to the right to receive future cash flows from insurance contracts existing with the Companies at the merger date. This allocated cost represents VPIF reflecting the value of those purchased policies calculated by discounting the actuarially determined expected future cash flow at the discount rate determined by ING.

An analysis of the VPIF asset follows:

                                                                   POST-MERGER
                                              -------------------------------------------------
                                                                                 For the period
                                              For the year     For the year    October 25, 1997
                                                  ended            ended           through
                                              December 31,     December 31,    December 31, 1997
                                              -------------------------------------------------
                                                            (Dollars in thousands)

   Beginning balance........................     $35,977          $43,174          $44,297
                                                 -------          -------          -------

   Imputed interest.........................       2,373            2,802            1,004
   Amortization.............................      (7,930)          (7,753)          (1,952)
   Changes in assumptions of timing of
     gross profits..........................        (681)             227               --
                                                 -------          -------          -------
   Net amortization.........................      (6,238)          (4,724)            (948)
   Adjustment for unrealized gains (losses)
     on available for sale securities.......       1,988              (28)            (175)
   Adjustment for other receivables and
     merger costs...........................          --           (2,445)              --
                                                 -------          -------          -------
   Ending balance...........................     $31,727          $35,977          $43,174
                                                 =======          =======          =======

DVAP4SF-108897                         111

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


6. MERGER (continued)

Interest is imputed on the unamortized balance of VPIF at a rate of 7.33% for the year ended December 31, 1999, 7.38% for the year ended December 31, 1998, and 7.03% for the period October 25, 1997 through December 31, 1997. In 1999, VPIF was adjusted to increase amortization by $681,000 to reflect changes in the assumptions related to the timing of estimated gross profits. The amortization of VPIF, net of imputed interest, is charged to expense. VPIF decreased $2,664,000 during 1998 to adjust the value of other receivables and increased $219,000 in 1998 as a result of an adjustment to the merger costs. VPIF is adjusted for the unrealized gains (losses) on available for sale securities; such changes are included directly in stockholder's equity. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization relating to VPIF as of December 31, 1999 is $3,958,000 in 2000, $3,570,000 in 2001, $3,322,000 in
2002,  $2,807,000 in 2003, and $2,292,000 in 2004. Actual  amortization may vary based upon changes in assumptions and experience.

7. ACQUISITION

Transaction: On August 13, 1996, Equitable acquired all of the outstanding capital stock of BT Variable from Whitewood, a wholly owned subsidiary of Bankers Trust Company ("Bankers Trust"), according to the terms of the Purchase Agreement dated May 3, 1996 between Equitable and Whitewood. In exchange for the outstanding capital stock of BT Variable, Equitable paid the sum of $93,000,000 in cash to Whitewood in accordance with the terms of the Purchase Agreement. Equitable also paid the sum of $51,000,000 in cash to Bankers Trust to retire certain debt owed by BT Variable to Bankers Trust pursuant to a revolving credit arrangement. After the acquisition, the BT Variable, Inc. name was changed to EIC Variable, Inc. On April 30, 1997, EIC Variable, Inc. was liquidated and its investments in Golden American and DSI were transferred to Equitable, while the remainder of its net assets were contributed to Golden American. On December 30, 1997, EIC Variable, Inc. was dissolved.

Accounting Treatment: The acquisition was accounted for as a purchase resulting in a new basis of accounting, which reflected estimated fair values for assets and liabilities at August 13, 1996. The purchase price was allocated to the three companies purchased - BT Variable, DSI, and Golden American. The allocation of the purchase price to Golden American was approximately $139,872,000. Goodwill was established for the excess of the purchase price over the fair value of the net assets acquired and attributed to Golden American. The amount of goodwill relating to the acquisition was $41,113,000 and was amortized over 25 years on a straight-line basis until the October 24, 1997 merger with ING. Golden American's DPAC, previous balance of VPIF, and unearned revenue reserve, as of the acquisition date, were eliminated and an asset of $85,796,000 representing VPIF was established for all policies in force at the acquisition date.

Value of Purchased Insurance In Force: As part of the acquisition, a portion of the acquisition cost was allocated to the right to receive future cash flows from the insurance contracts existing with Golden American at the date of acquisition. This allocated cost represents VPIF reflecting the value of those purchased policies calculated by discounting the actuarially determined expected future cash flows at the discount rate determined by Equitable.

DVAP4SF-108897                         112

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


7. ACQUISITION (continued)

An analysis of the VPIF asset follows:


                                              POST-ACQUISITION
                                              ----------------
                                               For the period
                                              January 1, 1997
                                                  through
                                              October 24, 1997
                                              ----------------
                                          (Dollars in thousands)

             Beginning balance............        $ 83,051
                                                  --------

             Imputed interest.............           5,138
             Amortization.................         (12,656)
             Changes in assumption of
               timing of gross profits....           2,293
                                                  --------
             Net amortization.............          (5,225)
             Adjustment for unrealized
               gains on available for
               sale securities............            (373)
                                                  --------
             Ending balance...............        $ 77,453
                                                  ========

Interest was imputed on the unamortized balance of VPIF at rates of 7.70% to 7.80% for the period January 1, 1997 through October 24, 1997. The amortization of VPIF, net of imputed interest, was charged to expense. VPIF was also adjusted for the unrealized gains on available for sale securities; such changes were included directly in stockholder's equity.


8. INCOME TAXES

Golden American files a consolidated federal income tax return. Under the Internal Revenue Code, a newly acquired insurance company cannot file as part of the Parent's consolidated tax return for 5 years.

At December 31, 1999, the Companies have net operating loss ("NOL") carryforwards for federal income tax purposes of approximately $161,799,000. Approximately $5,094,000, $3,354,000, $53,310,000, and $100,041,000 of these NOL carryforwards are available to offset future taxable income of the Companies through the years 2011, 2012, 2013, and 2014, respectively.

INCOME TAX EXPENSE (BENEFIT)
Income tax expense (benefit) included in the consolidated financial statements follows:

                               POST-MERGER                    |POST-ACQUISITION
                  --------------------------------------------|----------------
                                               For the period | For the period
                                                 October 25,  |    January 1,
                  For the year  For the year       1997       |     1997
                      ended         ended        through      |   through
                  December 31,  December 31,     December 31, |   October 24,
                     1999          1998             1997      |     1997
                  ------------  ------------   -------------- | --------------
                                   (Dollars in thousands)
                                                              |
   Current                --           --             --      |    $    12
   Deferred          $8,523       $5,279           $146       |     (1,349)
                      ------       ------           ----      |    -------
                      $8,523       $5,279           $146      |    $(1,337)
                      ======       ======           ====      |    =======

DVAP4SF-108897                         113

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


8. INCOME TAXES (continued)

The effective tax rate on income (loss) before income taxes is different from the prevailing federal income tax rate. A reconciliation of this difference follows:

                                                        POST-MERGER                    |POST-ACQUISITION
                                          ---------------------------------------------|-----------------
                                                                        For the period | For the period
                                                                          October 25,  |    January 1,
                                          For the year   For the year        1997      |      1997
                                             ended          ended          through     |    through
                                          December 31,   December 31,     December 31, |  October 24,
                                             1999           1998             1997      |     1997
                                          ------------   ------------   -------------- |  -------------
                                                                (Dollars in thousands)
                                                                                       |
   Income (loss) before income taxes..       $19,737        $10,353            $(279)  |      $  (608)
                                             =======        =======            =====          =======
                                                                                       |
   Income tax (benefit) at federal                                                     |
     statutory  rate.........................$ 6,908        $ 3,624            $ (98)  |      $  (213)
   Tax effect (decrease) of:                                                           |
     Goodwill amortization............         1,322          1,322              220   |           --
     Compensatory stock option and
       restricted stock expense.......            --             --               --   |        (1,011)
     Meals and entertainment..........           199            157               23   |            53
     Other items......................            94            176                1   |          (166)
                                             -------        -------          -------   |      --------
   Income tax expense (benefit).......       $ 8,523        $ 5,279             $146   |      $ (1,337)
                                             =======        =======          =======   |      ========

DVAP4SF-108897                         114

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


8. INCOME TAXES (continued)

DEFERRED INCOME TAXES
The tax effect of temporary differences giving rise to the Companies' deferred income tax assets and liabilities at December 31, 1999 and 1998 follows:


                                                           POST-MERGER
                                                    ----------------------------
                                                    December 31,    December 31,
                                                       1999            1998
                                                    ------------    ------------
                                                        (Dollars in thousands)

  Deferred tax assets:
     Net unrealized depreciation of securities
       at fair value............................            --         $1,023
     Net unrealized depreciation of available
       for sale fixed maturities................        $3,745             --
     Future policy benefitS.....................       133,494         66,273
     Goodwill...................................        16,323         16,323
     Net operating loss carryforwards...........        56,630         17,821
     Other......................................         1,333          1,272
                                                       -------        -------
                                                       211,525        102,712
  Deferred tax liabilities:
    Net unrealized appreciation of securities
       at fair value............................          (832)            --
     Net unrealized appreciation of available
       for sale fixed maturities................            --           (332)
     Fixed maturity securities..................       (17,774)        (1,034)
     Deferred policy acquisition costs..........      (154,706)       (55,520)
     Mortgage loans on real estate..............          (715)          (845)
     Value of purchased insurance in force......       (10,462)       (12,592)
     Other......................................        (1,348)          (912)
                                                       -------        -------
                                                      (185,837)       (71,235)
                                                       -------        -------
  Valuation allowance...........................        (3,745)            --
                                                       -------        -------
  Deferred income tax asset.....................       $21,943        $31,477
                                                       =======        =======


At December 31, 1999, the Company reported, for financial statement purposes, unrealized losses on certain investments which have not been recognized for tax purposes. The Companies have established a valuation allowance against the deferred income tax assets associated with unrealized depreciation on fixed maturities available for sale as the Companies are uncertain as to whether their capital losses, if ever realized, could be utilized to offset future capital gains.

DVAP4SF-108897                         115

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


9. RETIREMENT PLANS AND EMPLOYEE STOCK COMPENSATION

DEFINED BENEFIT PLANS

In 1999 and 1998, the Companies were allocated their share of the pension liability associated with their employees. The Companies' employees are covered by the employee retirement plan of an affiliate, Equitable Life. Further, Equitable Life sponsors a defined contribution plan that is qualified under Internal Revenue Code Section 401(k).

The following tables summarize the benefit obligations and the funded status for pension benefits over the two-year period ended December 31, 1999:

                                                   1999        1998
                                          -----------------------------------
                                                (Dollars in thousands)

    Change in benefit obligation:
      Benefit obligation at January 1...          $ 4,454       $956
      Service cost......................            1,500      1,138
      Interest cost.....................              323         97
      Actuarial (gain) loss.............           (2,056)     2,266
      Benefit payments..................               --         (3)
                                                  -------    -------
      Benefit obligation at December 31.          $ 4,221    $ 4,454
                                                  =======    =======

    Funded status:
      Funded status at December 31......          $(4,221)   $(4,454)
      Unrecognized net loss.............              210      2,266
                                                  -------    -------
      Net amount recognized.............          $(4,011)   $(2,188)
                                                  =======    =======

The Companies' plan assets were held by Equitable Life, an affiliate. During 1998, the Equitable Life Employee Pension Plan began investing in an undivided interest of the ING-NA Master Trust (the "Master Trust"). Boston Safe Deposit and Trust Company holds the Master Trust's investment assets.

The weighted-average assumptions used in the measurement of the Companies' benefit obligation follows:

    December 31                             1999      1998
-----------------------------------------------------------------

    Discount rate....................       8.00%     6.75%
    Expected return on plan assets...       9.25      9.50
    Rate of compensation increase....       5.00      4.00


DVAP4SF-108897                         116

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


9. RETIREMENT PLANS AND EMPLOYEE STOCK COMPENSATION (continued)

The following table provides the net periodic benefit cost for the fiscal years 1999, 1998, and 1997:

                                               POST-MERGER                     |POST-ACQUISITION
                                 ----------------------------------------------|-----------------
                                 For the year  For the year     For the period | For the period
                                    ended         ended       October 25, 1997 | January 1, 1997
                                 December 31,  December 31,       through      |    through
                                    1999          1998       December 31, 1997 |October 24, 1997
                                 ----------------------------------------------|-----------------
                                            (Dollars in thousands)             |
                                                                               |
                                                                               |
    Service cost................   $1,500        $1,138            $114        |     $568
    Interest cost...............      323            97              10        |       15
    Amortization of net loss....       --            --              --        |        1
                                   ------        ------            ----        |     ----
    Net periodic benefit cost...   $1,823        $1,235            $124        |     $584
                                   ======        ======            ====        |     ====

There were no gains or losses resulting from curtailments or settlements during 1999, 1998, or 1997.

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $4,221,000, $2,488,000, and $0, respectively, as of December 31, 1999 and $4,454,000, $3,142,000, and $0, respectively, as of December 31,
1998.

During 1997, ING approved the 1997 Phantom Plan for certain key employees. The Phantom Plan is similar to a standard stock option plan; however, the phantom share option entitles the holder to a cash benefit in Dutch Guilders linked to the rise in value of ING ordinary shares on the Amsterdam Stock Exchange. The plan participants are entitled to any appreciation in the value of ING ordinary shares over the Phantom Plan option price (strike price) of 53.85 Euros for options issued on July 1, 1999, 140.40 Dutch Guilders for options issued on May 26, 1998, and 85.10 Dutch Guilders for options issued on May 23, 1997, not the ordinary shares themselves.

Options are granted at fair value on the date of grant. Options in the Phantom Plan are subject to forfeiture to ING should the individuals terminate their relationship with ING before the three-year initial retention period has elapsed. All options expire five years from the date of grant.

On July 1, 1999, ING issued 34,750 options to employees of Golden American related to this plan at a strike price of 53.85 Euros.

On May 26, 1998, ING issued 42,400 options related to this plan at a strike price of 140.40 Dutch Guilders. Since the strike price at December 31, 1998 was higher than the ING share price, there was no compensation expense related to these options in 1998.

On May 23, 1997, ING issued 3,500 options related to this plan at a strike price of 85.10 Dutch Guilders. Since the strike price was lower than the ING share price at December 31, 1998, Golden American incurred $46,000 of compensation expense related to these options during 1998.

No expense was recognized in 1999 related to the above options. As of December 31, 1999, 58,250 options remain outstanding.


10. RELATED PARTY TRANSACTIONS

Operating Agreements: DSI, an affiliate, acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) and distributor of the variable insurance products issued by the Companies. DSI is authorized to enter into agreements with broker/dealers to

DVAP4SF-108897                         117

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


10. RELATED PARTY TRANSACTIONS (continued)

distribute the Companies' variable insurance products and appoint representatives of the broker/dealers as agents. For the years ended December 31, 1999 and 1998 and for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, the Companies paid commissions to DSI totaling $181,536,000, $117,470,000, $9,931,000, and $26,419,000,
respectively.

Golden American provides certain managerial and supervisory services to DSI. The fee paid by DSI for these services is calculated as a percentage of average assets in the variable separate accounts. For the years ended December 31, 1999 and 1998 and for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, the fee was $10,136,000, $4,771,000,
$508,000, and $2,262,000, respectively.

Effective January 1, 1998, the Companies have an asset management agreement with ING Investment Management LLC ("ING IM"), an affiliate, in which ING IM provides asset management and accounting services. Under the agreement, the Companies record a fee based on the value of the assets under management. The fee is payable quarterly. For the years ended December 31, 1999 and 1998, the Companies incurred fees of $2,227,000 and $1,504,000, respectively, under this agreement.

Prior to 1998, the Companies had a service  agreement with Equitable  Investment
Services, Inc. ("EISI"), an affiliate, in which EISI provided investment management services. Payments for these services totaled $200,000 and $768,000 for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively.

Golden American has a guaranty agreement with Equitable Life, an affiliate. In consideration of an annual fee, payable June 30, Equitable Life guarantees to Golden American that it will make funds available, if needed, to Golden American to pay the contractual claims made under the provisions of Golden American's life insurance and annuity contracts. The agreement is not, and nothing contained therein or done pursuant thereto by Equitable Life shall be deemed to constitute, a direct or indirect guaranty by Equitable Life of the payment of any debt or other obligation, indebtedness, or liability, of any kind or character whatsoever, of Golden American. The agreement does not guarantee the value of the underlying assets held in separate accounts in which funds of variable life insurance and variable annuity policies have been invested. The calculation of the annual fee is based on risk based capital. As Golden American's risk based capital level was above required amounts, no annual fee was payable in 1999 or in 1998.

Golden American provides certain advisory, computer, and other resources and services to Equitable Life. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $6,107,000 and $5,833,000 for the years ended December 31, 1999 and 1998, respectively ($1,338,000 and $2,992,000 for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively).

The Companies have a service agreement with Equitable Life in which Equitable Life provides administrative and financial related services. Under this agreement, the Companies incurred expenses of $1,251,000 and $1,058,000 for the years ended December 31, 1999 and 1998, respectively ($13,000 and $16,000 for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively).

First Golden provides resources and services to DSI. Revenues for these services, which reduce general expenses incurred by the Companies, totaled $387,000 in 1999 and $75,000 in 1998.

Golden American provides resources and services to ING Mutual Funds Management Co., LLC, an affiliate. Revenues for these services, which reduce general expenses incurred by Golden American, totaled $244,000 in 1999.

DVAP4SF-108897                         118

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


10. RELATED PARTY TRANSACTIONS (continued)

Golden American provides resources and services to United Life & Annuity Insurance Company, an affiliate. Revenues for these services, which reduce general expenses incurred by Golden American, totaled $460,000 in 1999.

The Companies provide resources and services to Security Life of Denver Insurance Company, an affiliate. Revenues for these services, which reduce general expenses incurred by the Companies, totaled $216,000 in 1999.

The  Companies  provide  resources  and  services to  Southland  Life  Insurance
Company, an affiliate. Revenues for these services, which reduce general expenses incurred by the Companies, totaled $103,000 in 1999.

In 1999, 1998, and 1997, the Companies received 10.0%, 9.6%, and 5.1% of total premiums, net of reinsurance, for variable products sold through five affiliates as noted in the following table:

                                                            POST-MERGER                   |POST-ACQUISITION
                                            ----------------------------------------------|-----------------
                                                                                          |
                                            For the year   For the year    For the period | For the period
                                               ended          ended      October 25, 1997 |January 1, 1997
                                            December 31,   December 31,       through     |    through
                                                    1999           1998  December 31, 1997|October 24, 1997
                                            ------------   ------------  -----------------|----------------
                                                                (Dollars in millions)
                                                                                          |
   LSSI..................................          $168.5        $122.9          $9.3     |       $16.9
   Vestax Securities Corporation.........            88.1          44.9           1.9     |         1.2
   DSI...................................             2.5          13.6           2.1     |         0.4
   Multi-Financial Securities Corporation            44.1          13.4            --     |          --
   IFG Network Securities, Inc...........            25.8           3.7            --     |          --
                                                   ------        ------         -----     |       -----
   Total.................................          $329.0        $198.5         $13.3     |       $18.5
                                                   ======        ======         =====     |       =====

Reciprocal Loan Agreement: Golden American maintains a reciprocal loan agreement with ING America Insurance Holdings, Inc. ("ING AIH"), a Delaware corporation and affiliate, to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which became effective January 1, 1998 and expires December 31, 2007, Golden American and ING AIH can borrow up to $65,000,000 from one another. Prior to lending funds to ING AIH, Golden American must obtain the approval from the Department of Insurance of the State of Delaware. Interest on any Golden American borrowings is charged at the rate of ING AIH's cost of funds for the interest period plus 0.15%. Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, Golden American incurred interest expense of $815,000 in 1999 and $1,765,000 in 1998. At December 31, 1999 and 1998, Golden American did not have any borrowings or receivables from ING AIH under this agreement.

Line of Credit: Golden American maintained a line of credit agreement with Equitable to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which became effective December 1, 1996 and expired December 31, 1997, Golden American could borrow up to $25,000,000. Interest on any borrowings was charged at the rate of Equitable's monthly average aggregate cost of short-term funds plus 1.00%. Under this agreement, Golden American incurred interest expense of $211,000 for the year ended December 31, 1998 ($213,000 for the period October 25, 1997 through December 31, 1997 and $362,000 for the period January 1, 1997 through October 24, 1997). The outstanding balance was paid by a capital contribution and with funds borrowed from ING AIH.

DVAP4SF-108897                         119

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


10. RELATED PARTY TRANSACTIONS (continued)

Surplus Notes:  On December 30, 1999,  Golden  American issued an 8.179% surplus note in the amount of $50,000,000 to Equitable Life. The note matures on December 29, 2029. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred no interest in 1999.

On December 8, 1999, Golden American issued a 7.979% surplus note in the amount of $35,000,000 to First Columbine Life Insurance Company ("First Columbine"), an affiliate. The note matures on December 7, 2029. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American paid no interest in 1999.

On September 30, 1999, Golden American issued a 7.75% surplus note in the amount of $75,000,000 to ING AIH. The note matures on September 29, 2029. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant, and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $1,469,000 in 1999. On December 30, 1999, ING AIH assigned the note to Equitable Life.

On December 30, 1998, Golden American issued a 7.25% surplus note in the amount of $60,000,000 to Equitable Life. The note matures on December 29, 2028. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant, and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $4,350,000 in 1999. Golden American incurred no interest in 1998.

On December 17, 1996, Golden American issued an 8.25% surplus note in the amount of $25,000,000 to Equitable. The note matures on December 17, 2026. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant, and beneficiary claims, as well as debts owed to all other classes of debtors of Golden American. Any payment of principal made is subject to the prior approval of the Delaware Insurance Commissioner. Golden American incurred interest totaling $2,063,000 in 1999, unchanged from 1998 ($344,000 and $1,720,000 for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively). On December 17, 1996, Golden American contributed the $25,000,000 to First Golden acquiring 200,000 shares of common stock (100% of outstanding stock).

Stockholder'S Equity: During 1999 and 1998, Golden American received capital contributions from its Parent of $121,000,000 and $122,500,000, respectively.


11. COMMITMENTS AND CONTINGENCIES

Reinsurance: At December 31, 1999, the Companies had reinsurance treaties with four unaffiliated reinsurers and one affiliated reinsurer covering a significant portion of the mortality risks under its variable contracts. Golden American remains liable to the extent reinsurers do not meet their obligations under the reinsurance agreements. Reinsurance ceded in force for life mortality risks were $119,575,000 and $111,552,000 at December 31, 1999 and 1998, respectively. At
December 31, 1999 and 1998, the Companies have a net receivable of $14,834,000 and $7,586,000, respectively, for reserve credits, reinsurance claims, or

DVAP4SF-108897                         120

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


11. COMMITMENTS AND CONTINGENCIES (continued)

other receivables from these reinsurers comprised of $493,000 and$439,000, respectively, for claims recoverable from reinsurers, $1,201,000 and $543,000, respectively, for a payable for reinsurance premiums, and $15,542,000 and $7,690,000, respectively, for a receivable from an unaffiliated reinsurer. Included in the accompanying financial statements are net considerations to reinsurers of $9,883,000, $4,797,000, $326,000, and $1,871,000 and net policy benefits recoveries of $3,059,000,  $2,170,000, $461,000, and $1,021,000 for the
years ended December 31, 1999 and 1998 and for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively.

Effective June 1, 1994, Golden American entered into a modified coinsurance agreement with an unaffiliated reinsurer. The accompanying financial statements are presented net of the effects of the treaty which increased income by $1,729,000, $1,022,000, $265,000, and $335,000 for the years ended December 31,
1999 and 1998 and for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively.

The reinsurance treaties that covered the nonstandard minimum guaranteed death benefits for new business have been terminated for business issued after December 31, 1999. The Companies are currently pursuing alternative reinsurance arrangements for new business issued after December 31, 1999. There can be no assurance that such alternative arrangements will be available. The reinsurance covering business in force at December 31, 1999 will continue to apply in the future.

Guaranty Fund Assessments: Assessments are levied on the Companies by life and health guaranty associations in most states in which the Companies are licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Companies cannot predict whether and to what extent legislative initiatives may affect the right to offset. The associated cost for a particular insurance company can vary significantly based upon its fixed account premium volume by line of business and state premiums as well as its potential for premium tax offset. The Companies have established an undiscounted reserve to cover such assessments, review information regarding known failures, and revise estimates of future guaranty fund assessments. Accordingly, the Companies accrued and charged to expense an additional $3,000 and $1,123,000 for the years ended December 31, 1999 and 1998, respectively, $141,000 for the period October 25, 1997 through December 31, 1997 and $446,000 for the period January 1, 1997 through October 24, 1997. At December 31, 1999 and 1998, the Companies have an undiscounted reserve of $2,444,000 and $2,446,000, respectively, to cover estimated future assessments (net of related anticipated premium tax credits) and has established an asset totaling $618,000 and $586,000, respectively, for assessments paid which may be recoverable through future premium tax offsets. The Companies believe this reserve is sufficient to cover expected future guaranty fund assessments based upon previous premiums and known insolvencies at this time.

Litigation: The Companies, like other insurance companies, may be named or otherwise involved in lawsuits, including class action lawsuits and arbitrations. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement or award payments have been made. The Companies currently believe no pending or threatened lawsuits or actions exist that are reasonably likely to have a material adverse impact on the Companies.

Vulnerability from Concentrations: The Companies have various concentrations in the investment portfolio (see Note 3 for further information). The Companies' asset growth, net investment income, and cash flow are primarily generated from the sale of variable insurance products and associated future policy benefits and separate account liabilities. Substantial changes in tax laws that would make these products less attractive to consumers and extreme fluctuations in interest rates or stock market returns, which may result in higher lapse experience than assumed, could cause a severe impact to the Companies' financial condition. Two broker/dealers, each having at least ten percent of total sales, generated 28% of the Companies' sales in 1999

DVAP4SF-108897                         121

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1999


11. COMMITMENTS AND CONTINGENCIES (continued)

(26% and 53% by two broker/dealers during 1998 and 1997, respectively). The Premium Plus product generated 79% of the Companies' sales during 1999 (63% during 1998 and 11% during 1997).

Leases: The Companies lease their home office space, certain other equipment, and capitalized computer software under operating leases which expire through 2018. During the years ended December 31, 1999 and 1998 and for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, rent expense totaled $2,273,000, $1,241,000, $39,000, and $331,000, respectively. At December 31, 1999, minimum rental payments due under all non-cancelable operating leases with initial terms of one year or more are: 2000
- $3,596,000;  2001 - $3,403,000;  2002 - $2,859,000;  2003 - $2,486,000; 2004 -
$2,419,000, and 2005 and thereafter - $42,852,000.

Revolving Note Payable: To enhance short-term liquidity, the Companies established a revolving note payable effective July 27, 1998 and expiring July 31, 1999 with SunTrust Bank, Atlanta (the "Bank"). The note was approved by the Boards of Directors of Golden American and First Golden on August 5, 1998 and September 29, 1998, respectively. As of July 31, 1999, the SunTrust Bank, Atlanta revolving note facility was extended to July 31, 2000. The total amount the Companies may have outstanding is $85,000,000, of which Golden American and First Golden have individual credit sublimits of $75,000,000 and $10,000,000, respectively. The note accrues interest at an annual rate equal to: (1) the cost of funds for the Bank for the period applicable for the advance plus 0.25% or
(2) a rate quoted by the Bank to the Companies for the advance. The terms of the agreement require the Companies to maintain the minimum level of Company Action Level Risk Based Capital as established by applicable state law or regulation. During the years ended December 31, 1999 and 1998, the Companies incurred interest expense of $198,000 and $352,000, respectively. At December 31, 1999, the Companies had a $1,400,000 note payable to the Bank under this agreement.

DVAP4SF-108897                         122

--------------------------------------------------------------------------------
                   STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------



Table of Contents

      ITEM                                                PAGE
      Introduction                                           1
      Description of Golden American Life Insurance Company  1
      Safekeeping of Assets                                  1
      The Administrator                                      1
      Independent Auditors                                   1
      Distribution of Contracts                              1
      Performance Information                                2
      IRA Partial Withdrawal Option                         10
      Other Information                                     10
      Financial Statements of Separate Account B            11








PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A FREE STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS. SEND THE FORM TO OUR CUSTOMER SERVICE CENTER AT THE ADDRESS SHOWN ON THE PROSPECTUS COVER.
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT B.

Please Print or Type:

               __________________________________________________
               NAME

               __________________________________________________
               SOCIAL SECURITY NUMBER

               __________________________________________________
               STREET ADDRESS

               __________________________________________________
               CITY, STATE, ZIP



108897   DVA Plus-4SF                                          12/29/00
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DVAP4SF-108897                         123

                   This page intentionally left blank.

--------------------------------------------------------------------------------
                               APPENDIX A
--------------------------------------------------------------------------------

                     CONDENSED FINANCIAL INFORMATION

Except for the Asset Allocation Growth, Diversified Mid-Cap, Growth and Income, Special Situations, Investors, Large Cap Value, All Cap, ING Global Brand Names, Prudential Jennison and the SP Jennison International Growth subaccounts which had not commenced operations as of December 31, 1999, the following tables give (1) the accumulation unit value ("AUV"),
(2) the total number of accumulation units, and (3) the total accumulation unit value, for each subaccount of Golden American Separate Account B available under the Contract for the indicated periods. The date on which the subaccount became available to investors and the starting accumulation unit value are indicated on the last row of each table. The Managed Global subaccount commenced operations initially as a subaccount of another separate account, the Managed Global Account of Separate Account D of Golden American; however, at the time of conversion the value of an accumulation unit did not change.

LIQUID ASSET

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $15.04            683,989          $10,287          $14.79            621,814           $9,199
1998                 14.54            489,531            7,118           14.33            334,799            4,796
1997                 14.02            227,427            3,188           13.83            116,454            1,611
1996                 13.52             76,505            1,033           13.35             84,960            1,134
1995                 13.03             37,887              494           12.89             62,084              801
10/2/95              12.89                 --               --           12.76                 --               --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $14.55            3,273,236        $47,632
1998                 14.11            2,069.093         29,200
1997                 13.65            1,070,045         14,601
1996                 13.19              383,231          5,054
1995                 12.76               93,239          1,190
10/2/95              12.63                   --             --
------------------------------------------------------------------

LIMITED MATURITY BOND

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $17.00            279,468          $4,751           $16.72            196,970           $3,294
1998                 17.02            263,074           4,478            16.77            143,896            2,413
1997                 16.13            139,323           2,247            15.91             78,553            1,250
1996                 15.31             83,927           1,285            15.13             46,293              701
1995                 14.86             26,976             401            14.71             11,834              174
10/2/95              14.49                 --              --            14.35                 --               --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $16.45            956,859          $15,738
1998                 16.52            762,668           12,599
1997                 15.70            452,478            7,105
1996                 14.95            349,417            5,224
1995                 14.56            136,553            1,988
10/2/95              14.20                 --               --
------------------------------------------------------------------

GLOBAL FIXED INCOME

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $11.88             35,081          $417             $11.79            10,884             $128
1998                 13.17              6,337            83              13.09             6,154               81
5/1/98               12.17                 --            --              12.11                --               --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $11.70            156,865          $1,835
1998                 13.00             38,751             504
5/1/98               12.04                 --              --
------------------------------------------------------------------

DVAP4SF-108897                         A1

FULLY MANAGED

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $22.01            549,088          $12,084          $21.65            415,146           $8,987
1998                 20.84            544,623           11,351           20.53            441,532            9,066
1997                 19.93            418,686            8,345           19.66            441,532            6,706
1996                 17.50            203,891            3,568           17.29            173,475            2,999
1995                 15.23             49,153              748           15.07             13,988              211
10/2/95              14.77                 --               --           14.62                 --               --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $21.29            2,299,379        $48,961
1998                 20.23            2,262,811         45,771
1997                 19.40            1,737,950         33,720
1996                 17.08              952,517         16,273
1995                 14.91              184,364          2,750
10/2/95              14.47                   --             --
------------------------------------------------------------------

TOTAL RETURN

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $18.20            831,642          $15,135          $18.06            649,492           $11,730
1998                 17.83            616,433           10,989           17.72            422,146             7,479
1997                 16.18            224,763            3,636           16.10            140,222             2,258
1/20/97              13.76                 --               --           13.76                 --                --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $17.91            3,791,001        $67,903
1998                 17.60            2,547,293         44,830
1997                 16.02              720,866         11,548
1/20/97              13.76                   --             --
------------------------------------------------------------------

EQUITY INCOME

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $21.83            381,468          $8,327           $21.47            314,307           $6,750
1998                 22.27            395,764           8,812            21.94            299,456            6,569
1997                 20.83            328,740           6,847            20.55            223,101            4,585
1996                 17.96            289,954           5,207            17.75            150,732            2,675
1995                 16.72            104,463           1,747            16.55             21,073              348
10/2/95              16.10                 --              --            15.94                 --               --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $21.12            1,884,822        $39,813
1998                 21.61            1,762,451         38,088
1997                 20.28            1,472,723         29,860
1996                 17.54            1,117,238         19,593
1995                 16.38              370,515          6,068
10/2/95              15.78                   --             --
------------------------------------------------------------------

VALUE EQUITY

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $18.28            433,555          $7,924           $18.14            426,697           $7,742
1998                 18.41            454,942           8,377            18.31            500,101            9,155
1997                 18.36            372,681           6,843            18.28            410,757            7,509
1996                 14.61            181,354           2,649            14.57            249,994            3,642
1995                 13.37             34,272             458            13.36             23,394              313
10/2/95              12.43                 --              --            12.41                 --               --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $18.01            1,929,405        $34,747
1998                 18.20            2,253,141         41,004
1997                 18.20            1,749,956         31,853
1996                 14.53            1,052,064         15,282
1995                 13.34              179,453          2,394
10/2/95              12.40                   --             --
------------------------------------------------------------------

DVAP4SF-108897                         A2

RISING DIVIDENDS

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $26.07          1,251,144          $32,623          $25.83            1,054,275         $27,235
1998                 22.79          1,199,087          $27,323           22.61            1,050,285          23,747
1997                 20.22            795,321           16,079           20.09              739,017          14,847
1996                 15.77            297,973            4,699           15.69              355,191           5,575
1995                 13.24             22,934              304           13.19               36,100             476
10/2/95              12.16                 --               --           12.12                   --              --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $25.59            6,721,737        $172,024
1998                 22.43            5,893,538         132,211
1997                 19.96            3,670,022          73,267
1996                 15.62            1,663,079          25,976
1995                 13.15              300,820           3,956
10/2/95              12.09                   --              --
------------------------------------------------------------------

MANAGED GLOBAL

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $24.23            605,044          $14,658          $23.97            545,896           $13,083
1998                 15.02            649,216            9,753           14.88            512,728             7,631
1997                 11.76            525,356            6,180           11.67            438,611             5,120
1996                 10.62            226,224            2,402           10.55            231,774             2,446
1995                  9.58             26,722              256            9.53             27,492               262
10/2/95               9.32                 --               --            9.28                 --                --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $23.71            3,259,862        $77,287
1998                 14.75            3,338,928         49,237
1997                 11.58            2,719,073         31,494
1996                 10.49            1,375,023         14,422
1995                  9.49              208,957          1,983
10/2/95               9.24                   --             --
------------------------------------------------------------------

RESEARCH

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $28.25            565,925          $15,988          $28.04            458,015           $12,842
1998                 23.03            437,189           10,068           22.89            335,512             7,680
1997                 18.95            223,067            4,227           18.87            142,676             2,692
1/20/97              16.43                 --               --           16.43                 --                --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $27.80            3,126,054        $86,919
1998                 22.73            2,179,744         49,553
1997                 18.77              786,122         14,752
1/20/97              16.43                   --             --
------------------------------------------------------------------

CAPITAL APPRECIATION

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $30.46            431,150          $13,132          $30.11            391,380           $11,785
1998                 24.75            413,115           10,233           24.50            370,619             9,080
1997                 22.24            353,774            7,868           22.05            286,892             6,326
1996                 17.46            162,558            2,839           17.34            174,592             3,028
1995                 14.71             24,117              355           14.63             16,369               239
10/2/95              14.31                 --               --           14.23                 --                --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $29.77            2,494,266        $74,243
1998                 24.26            2,345,157         56,884
1997                 21.87            1,751,491         38,297
1996                 17.22            1,106,359         19,054
1995                 14.55              326,610          4,752
10/2/95              14.16                   --             --
------------------------------------------------------------------

DVAP4SF-108897                         A3

CAPITAL GROWTH

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $21.18            598,663          $12,678          $21.06            524,742           $11,051
1998                 17.08            537,480            9,180           17.01            444,973             7,569
1997                 15.45            325,440            5,027           15.41            226,587             3,491
1996                 12.50             50,199              627           12.49             38,037               475
9/3/96               10.94                 --               --           10.94                 --                --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $20.94            3,125,440        $65,439
1998                 16.94            2,202,441         37,304
1997                 15.36            1,127,105         17,318
1996                 12.47              173,758          2,167
9/3/96               10.94                   --             --
------------------------------------------------------------------

STRATEGIC EQUITY

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $22.06            455,696          $10,053          $21.92            365,555           $8,013
1998                 14.30            508,588            7,272           14.23            589,815            8,393
1997                 14.36            406,747            5,840           14.31            534,105            7,643
1996                 11.81            370,536            4,374           11.78            231,567            2,729
1995                 10.01             76,095              762           10.01             47,478              475
10/2/95              10.00                 --               --           10.00                 --               --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $21.78            1,611,499        $35,103
1998                 14.16            1,566,193         22,178
1997                 14.26            1,345,085         19,186
1996                 11.76              968,694         11,396
1995                 10.01              152,633          1,528
10/2/95              10.00                   --             --
------------------------------------------------------------------

MID-CAP GROWTH

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $39.97            287,598          $11,494          $39.59            294,064           $11,643
1998                 22.60            173,070            3,912           22.43            183,243             4,109
1997                 18.64             85,870            1,600           18.52            112,382             2,081
1996                 15.77             29,878              471           15.70             28,223               443
9/3/96               14.64                 --               --           14.64                 --                --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $39.34            1,649,358        $64,879
1998                 22.31              992,373         22,143
1997                 18.45              503,083          9,284
1996                 15.66               56,163            880
9/3/96               14.64                   --             --
------------------------------------------------------------------

SMALL CAP

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $22.96            453,438          $10,411          $22.82            580,175           $13,240
1998                 15.44            446,934            6,900           15.37            525,379             8,074
1997                 12.92            401,090            5,183           12.88            445,138             5,735
1996                 11.86            198,338            2,352           11.84            227,347             2,692
1/2/96               10.00                 --               --           10.00                 --                --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $22.68            2,653,814        $60,197
1998                 15.30            2,474,802         37,859
1997                 12.84            2,029,658         26,068
1996                 11.82            1,316,663         15,569
1/2/96               10.00                   --             --
------------------------------------------------------------------

DVAP4SF-108897                         A4

GROWTH

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $28.78            758,379          $21,827          $28.62            737,375           $21,104
1998                 16.36            362,210            5,926           16.29            284,480             4,636
1997                 13.06            161,235            2,106           13.03            132,596             1,728
1/20/97              11.99                 --               --           11.99                 --                --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $28.46            4,445,942        $126,509
1998                 16.22            1,635,638          26,538
1997                 12.99              718,807           9,340
1/20/97              11.99                   --              --
------------------------------------------------------------------

REAL ESTATE

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $20.96            136,122          $2,854           $20.62             92,387           $1,905
1998                 22.07            170,494           3,763            21.74            125,630            2,731
1997                 25.82            173,241           4,473            25.48            113,110            2,882
1996                 21.30             54,229           1,155            21.04             42,710              899
1995                 15.94              2,716              43            15.78              2,910               46
10/2/95              15.06                 --              --            14.91                 --               --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $20.28            583,100          $11,828
1998                 21.42            797,901           17,090
1997                 25.14            888,507           22,334
1996                 20.79            384,928            8,004
1995                 15.61             61,143              955
10/2/95              14.76                 --               --
------------------------------------------------------------------

HARD ASSETS

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $17.66            112,564          $1,988           $17.37             62,935           $1,093
1998                 14.50            146,678           2,126            14.28             74,676            1,067
1997                 20.85            154,417           3,219            20.57             81,681            1,680
1996                 19.89             94,213           1,873            19.65             43,232              850
1995                 15.11             24,828             375            14.96              2,847               42
10/2/95              14.86                 --              --            14.71                 --               --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $17.09            518,280          $8,856
1998                 14.07            574,275           8,080
1997                 20.29            632,371          12,834
1996                 19.42            341,711           6,635
1995                 14.80             26,605             394
10/2/95              14.57                 --              --
------------------------------------------------------------------

DEVELOPING WORLD

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------

1999                $11.62                683          $8               $11.61             33,523           $389
1998                  7.29                617           5                 7.28             12,180             89
5/1/98               10.42                 --          --                10.42                 --             --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $11.58            292,097          $3,382
1998                  7.27             49,393             359
5/1/98               10.42                 --              --
------------------------------------------------------------------

DVAP4SF-108897                         A5

EMERGING MARKETS

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $12.01            359,966          $4,323           $11.90            244,574           $2,910
1998                  6.56            266,800           1,751             6.51            249,607            1,625
1997                  8.75            249,197           2,182             8.70            215,512            1,875
1996                  9.78             97,857             957             9.74            102,267              995
1995                  9.23             15,670             145             9.20             12,465              115
10/2/95               9.50                 --              --             9.47                 --               --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $11.79            1,046,228        $12,331
1998                  6.46            1,170,656          7,563
1997                  8.64            1,131,253          9,779
1996                  9.69              679,247          6,581
1995                  9.17              160,820          1,475
10/2/95               9.44                   --             --
------------------------------------------------------------------

PIMCO HIGH YIELD BOND

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $10.27            400,821          $4,115           $10.24            229,047           $2,345
1998                 10.09            213,774           2,157            10.08            118,295            1,192
5/1/98               10.00                 --              --            10.00                 --               --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $10.21            1,634,648        $16,695
1998                 10.07              630,858          6,353
5/1/98               10.00                   --             --
------------------------------------------------------------------

PIMCO STOCKSPLUS GROWTH AND INCOME

----------------------------------------------------------------------------------------------------------------------
                               STANDARD DEATH BENEFIT                           ANNUAL RATCHET DEATH BENEFIT
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL # OF                                           TOTAL # OF
                                   ACCUMULATION                                         ACCUMULATION
                    AUV AT          UNITS AT           TOTAL            AUV AT           UNITS AT           TOTAL
                 YEAR END (AND     YEAR END (AND       AUV AT        YEAR END (AND     YEAR END (AND        AUV AT
                AT BEGINNING OF   AT BEGINNING OF     YEAR END      AT BEGINNING OF   AT BEGINNING OF      YEAR END
                FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)   FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
1999                $13.16            284,260          $3,742           $13.13            187,840           $2,467
1998                 11.12            112,706           1,253            11.11             53,016              589
5/1/98               10.00                 --              --            10.00                 --               --
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                         7% SOLUTION ENHANCED DEATH BENEFIT
------------------------------------------------------------------
                                     TOTAL # OF
                                    ACCUMULATION
                     AUV AT           UNITS AT          TOTAL
                 YEAR END (AND      YEAR END (AND       AUV AT
                AT BEGINNING OF    AT BEGINNING OF     YEAR END
                FOLLOWING YEAR)    FOLLOWING YEAR)  (IN THOUSANDS)
------------------------------------------------------------------
1999                $13.10            1,952,379        $25,572
1998                 11.10              474,542          5,268
5/1/98               10.00                   --             --
------------------------------------------------------------------

DVAP4SF-108897                           A6


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                                   APPENDIX B

                        MARKET VALUE ADJUSTMENT EXAMPLES

EXAMPLE #1:  FULL SURRENDER -- EXAMPLE OF A NEGATIVE MARKET VALUE ADJUSTMENT

     Assume $100,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate ("I") of 7%; that a full surrender is requested 3 years into the guaranteed interest period; that the then Index Rate for a 7-year guaranteed interest period ("J") is 8%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

1.   The contract value of the Fixed Interest Allocation on the date of
     surrender is                   3
          $124,230 ($100,000 x 1.075  )

2.   N = 2,555 ( 365 x 7 )
                                                         2,555/365
3.   Market Value Adjustment = $124,230 x [((1.07/1.0825)         -1] = $9,700

     Therefore, the amount paid to you on full surrender ignoring any surrender charge is $114,530 ($124,230 - $9,700 ).

EXAMPLE #2:  FULL SURRENDER -- EXAMPLE OF A POSITIVE MARKET VALUE ADJUSTMENT

     Assume $100,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate ("I") of 7%; that a full surrender is requested 3 years into the guaranteed interest period; that the then Index Rate for a 7-year guaranteed interest period ("J") is 6%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

1.   The contract value of the Fixed Interest Allocation on the date of
     surrender is                   3
          $124,230 ($100,000 x 1.075  )

2.   N = 2,555 ( 365 x 7 )
                                                         2,555/365
3.   Market Value Adjustment = $124,230 x [((1.07/1.0625)         -1] = $6,270

     Therefore, the amount paid to you on full surrender ignoring any surrender charge is $130,500 ($124,230 + $6,270 ).

EXAMPLE #3:  WITHDRAWAL -- EXAMPLE OF A NEGATIVE MARKET VALUE ADJUSTMENT

     Assume $200,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate ("I") of 7%; that a withdrawal of $114,530 is requested 3 years into the guaranteed interest period; that the then Index Rate ("J") for a 7-year guaranteed interest period is 8%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

DVAP4SF-108897                         B1


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     First calculate the amount that must be withdrawn from the Fixed Interest
Allocation to provide the amount requested.

1.   The contract value of the Fixed Interest Allocation on the date of
     withdrawal is                   3
          $248,459 ( $200,000 x 1.075  )

2.   N = 2,555 ( 365 x 7 )

3.   Amount that must be withdrawn =                     2,555/365
                              [ $114,530 / ((1.07/1.0825)         ) ] = $124,230

     Then calculate the Market Value Adjustment on that amount.

4.   Market Value Adjustment =                          2,555/365
                              $124,230 x [((1.07/1.0825)         ) -1] = $9,700

     Therefore, the amount of the withdrawal paid to you ignoring any surrender charge is $114,530, as requested. The Fixed Interest Allocation will be reduced by the amount of the withdrawal, $114,530, and also reduced by the Market Value Adjustment of $9,700, for a total reduction in the Fixed Interest Allocation of $124,230.

EXAMPLE #4:  WITHDRAWAL -- EXAMPLE OF A POSITIVE MARKET VALUE ADJUSTMENT

     Assume $200,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate of 7%; that a withdrawal of $130,500 requested 3 years into the guaranteed interest period; that the then Index Rate ("J") for a 7-year guaranteed interest period is 6%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

     First calculate the amount that must be withdrawn from the Fixed Interest Allocation to provide the amount requested.

1.   The contract value of Fixed Interest Allocation on the date of surrender is
                                     3
          $248,459 ( $200,000 x 1.075  )

2.   N = 2,555 ( 365 x 7 )

3.   Amount that must be withdrawn =                      2,555/365
                                 [$130,500 /((1.07/1.0625)         )] = $124,230

     Then calculate the Market Value Adjustment on that amount.
                                                         2,555/365
4.   Market Value Adjustment = $124,230 x [((1.07/1.0625)         ) -1] = $6,270

     Therefore, the amount of the withdrawal paid to you ignoring any surrender charge is $130,500, as requested. The Fixed Interest Allocation will be reduced by the amount of the withdrawal, $130,500, but increased by the Market Value Adjustment of $6,270, for a total reduction in the Fixed Interest Allocation of $124,230.

DVAP4SF-108897                           B2


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--------------------------------------------------------------------------------
                                   APPENDIX C
--------------------------------------------------------------------------------


                 SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE


The following assumes you made an initial premium payment of $25,000 and additional premium payments of $25,000 in each of the second and third contract years, for total premium payments under the Contract of $75,000. It also assumes a withdrawal at the beginning of the fifth contract year of 30% of the contract value of $90,000.
In this example, $13,500 (15% of $90,000) is the maximum free withdrawal amount that you may withdraw during the contract year without a surrender charge. The total withdrawal would be $27,000 ($90,000 x .30). Therefore, $13,500 ($27,000 - $13,500) is considered an excess withdrawal and would be subject to a 4% surrender charge of $540 ($13,500 x .04). This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

DVAP4SF-108897                             C1

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                                APPENDIX D
--------------------------------------------------------------------------------


          WITHDRAWAL ADJUSTMENT FOR 7% SOLUTION DEATH BENEFIT EXAMPLES

EXAMPLE #1:  THE CONTRACT VALUE (AV) IS LOWER THAN THE DEATH BENEFIT

      Assume a premium payment of $100,000, AV at the time of withdrawal of $87,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro-Rata Withdrawal.

Calculate the Effect of the Withdrawal

             1.   The Special Withdrawal is $7,000 (7% of $100,000).

                  MGDB after Special Withdrawal = $120,000($127,000-$7,000)

                  AV after Special Withdrawal = $80,000($87,000-$7,000)

                  The Pro-Rata Withdrawal is $20,000 ($27,000 - $7,000).

             2.   Pro-Rata Withdrawal Adjustment to MGDB =  $30,000 ($120,000
                  *  ($20,000 /$80,000))

                  MGDB after Pro-Rata Withdrawal = $90,000 ($120,000 -$30,000)

                  AV after Pro-Rata Withdrawal = $60,000 ($80,000 -$20,000)


EXAMPLE #2:  THE CONTRACT VALUE (AV) IS GREATER THAN THE DEATH BENEFIT

      Assume a premium payment of $100,000, AV at the time of withdrawal of $167,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro-Rata Withdrawal.

Calculate the Effect of the Withdrawal

             1.   The Special Withdrawal is $7,000 (7% of $100,000).

                  MGDB after Special Withdrawal = $120,000($127,000-$7,000)

                  AV after Special Withdrawal = $160,000($167,000-$7,000)

                  The Pro-Rata Withdrawal is $20,000 ($27,000 - $7,000).

             2.   Pro-Rata Withdrawal Adjustment to MGDB =  $15,000 ($120,000
                  * ($20,000 /$160,000))

                  MGDB after Pro-Rata Withdrawal = $105,000 ($120,000 -$15,000)

                  AV after Pro-Rata Withdrawal = $140,000 ($160,000 -$20,000)

DVAP4SF-108897                             D1

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EXAMPLE #3:  THE CONTRACT VALUE (AV) IS EQUAL TO THAN THE DEATH BENEFIT

      Assume a premium payment of $100,000, AV at the time of withdrawal of $127,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro-Rata Withdrawal.

Calculate the Effect of the Withdrawal

             1.   The Special Withdrawal is $7,000 (7% of $100,000).

                  MGDB after Special Withdrawal = $120,000($127,000-$7,000)

                  AV after Special Withdrawal =  $120,000($127,000-$7,000)

                  The Pro-Rata Withdrawal is $20,000 ($27,000 - $7,000).

             2.   Pro-Rata Withdrawal Adjustment to MGDB =  $20,000 ($120,000
                  * ($20,000 /$120,000))

                  MGDB after Pro-Rata Withdrawal = $100,000 ($120,000 -$20,000)

                  AV after Pro-Rata Withdrawal = $100,000 ($120,000 -$20,000)

DVAP4SF-108897                             D2

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--------------------------------------------------------------------------------
                               APPENDIX E
--------------------------------------------------------------------------------

               DEATH BENEFITS FOR CONTRACT OWNERS
        WHO PURCHASED CONTRACTS PRIOR TO JANUARY 1, 2001

The following is a description of the death benefit options for contract owners who purchased contracts prior to the effective date of this prospectus.

Effective with the date of this prospectus, we will be designating certain investment portfolios as "Excluded Funds". We may add new portfolios as Excluded Funds. We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification. Investment in Excluded Funds will impact your death benefit. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A COMPLETE DESCRIPTION OF YOUR DEATH BENEFIT OPTIONS.

DEATH BENEFIT FOR EXCLUDED FUNDS
For the period of time, and to the extent, that you allocate premium or contract value to Excluded Funds, your death benefit attributable to that allocation will equal the contract value of that allocation. Any guarantee of death benefit in excess of contract value otherwise provided with regard to allocations to Non-Excluded Funds, does not apply to allocations to Excluded Funds. The death benefit provided under the Contract may be reduced to the extent that you allocate premium or contract value to Excluded Funds.

Transfers from Excluded Funds to Non-Excluded funds will reduce all death benefit components for Excluded Funds on a pro-rata basis. Except with respect to any maximum guaranteed death benefit, the resulting increase in the Non-Excluded Funds death benefit component will equal the lesser of the reduction in the death benefit for Excluded Funds and the contract value transferred. With respect to the maximum guaranteed death benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed death benefit will equal the reduction in the maximum guaranteed death benefit for Excluded Funds.

Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds death benefit components on a pro-rata basis. The resulting increase in the death benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds death benefit components.

Adjustments for transfers involving both Excluded Funds and Special Funds will be calculated separately from adjustments for transfers involving Excluded Funds and Non-Special Funds, where applicable.

DEATH BENEFIT FOR NON-EXCLUDED FUNDS
Under the STANDARD DEATH BENEFIT, if you die before the annuity start date, your beneficiary will receive the greatest of:

    1) the contract value;

    2) the total premium payments made under the Contract reduced by a pro rata adjustment for any withdrawal; or

    3) the cash surrender value.

Under the 7% SOLUTION ENHANCED DEATH BENEFIT, if you die before the annuity start date, your beneficiary will receive the greatest of:

    1) the contract value;

    2) the total premium payments made under the Contract reduced by a pro rata adjustment for any withdrawals;

    3) the cash surrender value; or

DVAP4SF-108897                         E1


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    4) the enhanced death benefit, which we determine as follows: we credit interest each business day at the 7% annual effective rate to the enhanced death benefit from the preceding day (which would be the initial premium if the preceding day is the contract date), then we add additional premiums paid since the preceding day, then we adjust for any withdrawals (including any market value adjustment applied to such withdrawal and any associated surrender charges) since the preceding day. Special withdrawals are withdrawals of up to 7% per year of cumulative premiums. Special withdrawals shall reduce the 7% Solution Enhanced Death Benefit by the amount of contract value withdrawn. For any withdrawals in excess of the amount available as a special withdrawal, a pro rata adjustment to the death benefit is made. The maximum enhanced death benefit is 3 times all premium payments, adjusted to reflect withdrawals*. Each accumulated initial or additional premium payment will continue to grow at the 7% annual effective rate until the maximum enhanced death is reached or the contract owner attains age 80, if earlier.

       *Depending on your Contract and the state of issue, this maximum may be 2 times all premium payments.

       Note for current Special Funds: Certain investment portfolios and the Fixed Account are designated as "Special Funds" for purposes of calculating the 7% Solution Enhanced Death Benefit. In addition to the Fixed Account, the investment portfolios designated currently as Special Funds are the Liquid Asset Portfolio and the Limited Maturity Bond Portfolio. The actual interest rate used for calculating the 7% Solution Enhanced Death Benefit for Special Funds will be the lesser of (1) 7% and (2) the interest rate, positive or negative, providing a yield on the enhanced death benefit for Special Funds equal to the net return for the current valuation period on the contract value allocated to Special Funds. We may, with 30 days notice to you, designate any investment portfolio as a Special Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Thus selecting these investment portfolios and/or the Fixed Account may limit or reduce the enhanced death benefit.

Under the ANNUAL RATCHET ENHANCED DEATH BENEFIT, if you die before the annuity start date, your beneficiary will receive the greatest of:

    1) the contract value;

    2) the total premium payments made under the Contract reduced by a pro rata adjustment for any withdrawal;

    3) the cash surrender value; or

    4) the enhanced death benefit, which is determined as follows: On each contract anniversary that occurs on or before the contract owner turns age 80, we compare the prior enhanced death benefit to the contract value and select the larger amount as the new enhanced death benefit. On all other days, the enhanced death benefit is the following amount: On a daily basis we first take the enhanced death benefit from the preceding day (which would be the initial premium added if the preceding day is the contract date), then we add additional premiums paid since the preceding day, and then we adjust for any withdrawals on a pro rata basis (including any market value
DVAP4SF-108897                         E2


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       adjustment applied to such withdrawal
       and any associated surrender charges) since the preceding day. That amount becomes the new enhanced death benefit.

Under the MAX 7 ENHANCED DEATH BENEFIT, if you die before the annuity start date, your beneficiary will receive the greater of the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit.

Under this benefit option, the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit.

Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. ALL ENHANCED DEATH BENEFITS MAY NOT BE AVAILABLE IN EVERY STATE OR UNDER ALL CONTRACTS.

DVAP4SF-108897                         E3


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                               APPENDIX F
--------------------------------------------------------------------------------

          OPTIONAL RIDER BENEFITS FOR CONTRACT OWNERS
       WHO PURCHASED CONTRACTS PRIOR TO JANUARY 1, 2001

The following is a description of the optional rider benefits for contract owners who purchased contracts prior to the effective date of this prospectus and elected an optional rider benefit.

Effective with the date of this prospectus, we will be designating certain investment portfolios as "Excluded Funds". We may add new portfolios as Excluded Funds. We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification. Investment in Excluded Funds will impact the benefit under any optional rider that you have elected. IF YOU NEVER INVEST IN EXCLUDED FUNDS, YOUR RIDER BENEFITS WILL BE UNAFFECTED. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A COMPLETE DESCRIPTION OF YOUR OPTIONAL RIDER BENEFITS.

OPTIONAL RIDER BENEFITS FOR EXCLUDED FUNDS
For the period of time, and to the extent, that you allocate premium or contract value to Excluded Funds, any guarantee of an optional rider benefit does not apply to those amounts. The optional rider benefit provided under the Contract may be reduced to the extent that you allocate premium or contract value to Excluded Funds.

For each rider benefit component contained in your rider, a corresponding component will be created for allocations to Excluded Funds. Transfers from Excluded Funds to Non-Excluded funds will reduce all rider benefit components for Excluded Funds on a pro-rata basis. Except with respect to any maximum guaranteed rider benefit, the resulting increase in the Non-Excluded Funds rider benefit component will equal the lesser of the reduction in the rider benefit component for Excluded Funds and the contract value transferred. With respect to the maximum guaranteed benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed benefit will equal the reduction in the maximum guaranteed benefit for Excluded Funds.

Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds rider benefit component on a pro-rata basis. The resulting increase in the rider benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds benefit.

Adjustments for transfers involving both Excluded Funds and Special Funds will be calculated separately from adjustments for transfers involving Excluded Funds and Non-Special Funds, where applicable.

OPTIONAL RIDER BENEFIT FOR NON-EXCLUDED FUNDS

A. MINIMUM GUARANTEED ACCUMULATION BENEFIT ("MGAB"). We calculate your MGAB as follows:

    1. WE FIRST DETERMINE YOUR MGAB BASE. The MGAB Base is only a calculation used to determine the MGAB. The MGAB Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your annuity income, cash surrender value and death benefits.
       If you purchased the MGAB rider on the contract date, and

       (i)elected the ten-year option, your MGAB Base is equal to your initial premium and credit, plus any additional premium and credit added to your Contract during the 2-year period after your rider date, reduced pro rata for any withdrawals and reduced for any transfers made within the last 3 years prior to the MGAB Benefit Date; or
DVAP4SF-108897                         F1


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      (ii)elected the twenty-year option, except for the Special Funds which require special calculations, your MGAB Base is equal to your initial premium and credit, plus any additional premium and credit added to your Contract during the 2-year period after your contract date, accumulated at the MGAB Base Rate, reduced pro rata for any withdrawals and reduced for any transfers made within the last 3 years prior to the MGAB Benefit Date. The MGAB Base Rate for allocations other than allocations to the Special Funds is the annual effective rate of 3.5265%. Accumulation of eligible additional premiums starts on the date the premium was received.

          ONLY PREMIUMS AND CREDITS ADDED TO YOUR CONTRACT DURING THE 2-YEAR PERIOD AFTER YOUR RIDER DATE ARE INCLUDED IN THE MGAB BASE. ANY ADDITIONAL PREMIUM PAYMENTS YOU ADDED TO YOUR CONTRACT AFTER THE SECOND RIDER ANNIVERSARY ARE NOT INCLUDED IN THE MGAB BASE. Thus, the MGAB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.

          If you purchased the MGAB rider after the contract date, your MGAB Base is equal to your contract value on the rider date, plus premiums and credits added during the 2-year period after your rider date. Withdrawals taken while the MGAB rider is in effect, as well as transfers made within 3 years prior to the MGAB Benefit Date, will reduce the value of your MGAB Base pro rata. This means that the MGAB Base (and the MGAB Charge Base) will be reduced by the same percent as the percent of contract value that was withdrawn (or transferred). We will look to your contract value immediately before the withdrawal or transfer when we determine this percent.

          For any Special Fund under the twenty-year option, if the actual interest credited to and/or the investment earnings of the contract value allocated to the Special Fund over the calculation period is less than the amount calculated under the formula above, that lesser amount becomes the increase in your MGAB Base for the Special Fund for that period. THE MGAB BASE RATE FOR EACH SPECIAL FUND MAY BE POSITIVE OR NEGATIVE. Thus, investing in the Special Funds may limit the MGAB benefit.

          If you add the 20 year option rider after the contract date, any payment of premiums after the rider date, and/or investments in the Special Funds, may prevent the MGAB Base from doubling over the waiting period.

    2. WE THEN SUBTRACT YOUR CONTRACT VALUE ON THE MGAB BENEFIT DATE FROM YOUR MGAB BASE. The contract value that we subtract includes both the contract value in the subaccounts in which you are invested and the contract value in your Fixed Interest Allocations, if any.

    3. ANY POSITIVE DIFFERENCE IS YOUR MGAB. If there is a MGAB, we will automatically credit it on the MGAB Benefit Date to the subaccounts in which you are invested pro rata based on the proportion of your contract value in the subaccounts on that date, unless you have previously given us other allocation instructions. If you do not have an investment in any subaccount on the MGAB Benefit Date, we will allocate the MGAB to the Liquid Asset subaccount on your behalf. After the crediting of the MGAB, the amount of your annuity income, cash surrender value and death benefits will reflect the crediting of the MGAB to your contract value to the extent the contract value is used to determine such value.

B. MINIMUM GUARANTEED INCOME BENEFIT ("MGIB"). On the MGIB Benefit Date, we calculate your MGIB annuity income as follows:

    1. WE FIRST DETERMINE YOUR MGIB BASE. The MGIB Base is only a calculation used to determine the MGIB. The MGIB Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your cash surrender value and death benefits. Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Base or MGIB Base Maximum.
DVAP4SF-108897                         F2

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       (i)If you purchased the MGIB rider on the contract date, except for the Special Funds which require special calculations, the MGIB Base is equal to your initial premium and credit, plus any additional premiums and credits added to your Contract during the 5-year period after your contract date, accumulated at the MGIB Base Rate (7% for all portfolios except the Special Funds), reduced pro rata by all withdrawals taken while the MGIB rider is in effect. Premiums and credits paid less than 5 years prior to the earliest MGIB Benefit Date are excluded from the MGIB Base.

      (ii)If you purchased the MGIB rider after the contract date, except for the Special Funds which require special calculations, your MGIB Base is equal to your contract value on the rider date plus any eligible premiums and credits added to your Contract during the 5-year period after your rider date, accumulated at the MGIB Base Rate (7% for all portfolios except the Special Funds), reduced pro rata by all withdrawals taken while the MGIB rider is in effect. Eligible additional premium payments and credits are those added more than 5 years before the earliest MGIB Benefit Date and are included in the MGIB Base. Premiums and credits paid after the 5th rider anniversary are excluded from the MGIB Base.

      (iii)For any Special Fund, if the actual earnings and/or the interest credited to the contract value allocated to the Special Fund over the calculation period is less than the amount determined under the formula above, that lesser amount becomes the change in your MGIB Base for the Special Fund. THE MGIB BASE RATE FOR EACH SPECIAL FUND MAY BE POSITIVE OR NEGATIVE. Thus, investing in the Special Funds may limit the MGIB benefit.

          Of course, regardless of when purchased or how you invest, withdrawals will reduce the value of your MGIB Base pro rata to the percentage of the contract value withdrawn.

          We offer a 7% MGIB Base Rate, except for the Special Funds. The Company may at its discretion discontinue offering this rate. The MGIB Base Rate is an annual effective rate.

          The MGIB Base is subject to the MGIB Base Maximum. The MGIB Base Maximum is the amount calculated above until the earlier of: (i) the date the oldest contract owner reaches age 80, or
          (ii) the date the MGIB Base reaches two times the MGIB Eligible Premiums and credits, adjusted for any withdrawals. MGIB Eligible Premiums is the total of premiums paid more than 5 years before the earliest MGIB Benefit Date.

    2. Then we determine the MGIB annuity income by multiplying your MGIB Base (adjusted for any Market Value Adjustment, surrender charge and premium taxes) by the income factor, and then divide by $1,000.

       Two MGIB Income Options are available under the MGIB Rider:

       (i) Income for Life (Single Life or Joint with 100% Survivor) and 10-30 Year Certain;

       (ii) Income for a 20-30 Year Period Certain; or

       (iii)Any other income plan offered by the Company in connection with the MGIB rider on the MGIB Benefit Date.

  On the MGIB Benefit Date, we would apply the MGIB Base using the Table of Income Factors specified in the MGIB rider for the Income Option you selected. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

  Then we compare the MGIB annuity income under the rider guarantee for the option selected with the annuity income under your Contract guarantee for the same option. The greater amount of income will be available to you on the MGIB Benefit Date.

C. MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB) RIDER.  The MGWB
Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments under the MGWB

DVAP4SF-108897                         F3


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rider.  It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits. The MGWB
Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals. Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in both the MGWB Withdrawal Account and the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB Withdrawal Account is also reduced by the amount of any periodic payments paid under the MGWB rider once your contract value is zero.

GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." However, making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:

      (i)  your contract value is greater than zero;

      (ii) your MGWB Withdrawal Account is greater than zero;

      (iii)your latest allowable annuity start date has not been reached;

      (iv) you have not elected to annuitize your Contract; and

      (v) you have not died (unless your spouse has elected to continue the contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

  WITHDRAWAL ADJUSTMENTS. We will reduce the MGWB Withdrawal Account by the dollar amount of any withdrawal taken up to 7% per year of the Eligible Payment Amount. Any withdrawal taken in excess of 7% per year of the Eligible Payment Amount will reduce both the MGWB Withdrawal Account and the Eligible Payment Amount pro rata in proportion to the percentage of contract value withdrawn. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

  AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero your Contract is given what we refer to as Automatic Periodic Benefit Status, if:

      (i)  your MGWB Withdrawal Account is greater than zero;

      (ii) your latest allowable annuity start date has not been reached;

      (iii)you have not elected to annuitize your Contract; and

      (iv) you have not died, changed the ownership of the Contract or surrendered the Contract.

Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next contract anniversary, equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount until the earliest of (i) your contract's latest annuity start date, (ii) the death of the owner; or (iii) until your MGWB Withdrawal Account is exhausted. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments (ii) payment of the Commuted Value (defined below) or (iii) the owner's death has occurred.
DVAP4SF-108897                         F4

On the contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury Strips as quoted by a national quoting service for period(s) applicable to the remaining payments. Once the last MGWB periodic payment is made or we pay you the Commuted Value, your Contract and the MGWB rider terminate.

DVAP4SF-108897                         F5

                        ING  VARIABLE  ANNUITIES


                 GOLDEN AMERICAN LIFE INSURANCE COMPANY
 Golden American Life Insurance Company is a stock company domiciled in
                                Delaware.
-------------------------------------------------------------------------

-------------------------------------------------------------------------

108897 DVA Plus SF                                           12/29/00

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                                                                          |
                                                                          |
                        ING VARIABLE ANNUITIES                            |
                GOLDEN AMERICAN LIFE INSURANCE COMPANY                    |
    Golden American Life Insurance Company is a stock company domiciled   |
                             in Delaware                                  |
                                                                          |
108897 DVA Plus-4SF                                           12/29/00    |

                       PART B

         STATEMENT OF ADDITIONAL INFORMATION

                       Statement of Additional Information


                            GOLDENSELECT DVA PLUS DB



                          DEFERRED COMBINATION VARIABLE
                           AND FIXED ANNUITY CONTRACT




                                    ISSUED BY
                               SEPARATE ACCOUNT B


                                       OF
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY


This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectus for the Golden American Life Insurance Company Deferred Variable Annuity Contract, which is referred to herein. The Prospectus sets forth information that a prospective investor ought to know before investing. For a copy of the Prospectus, send a written request to Golden American Life Insurance Company, Customer Service Center, P.O. Box 2700, West Chester, Pennsylvania 19380-1478 or telephone 1-800-366-0066.



                             DATE OF PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION:
                                December 29, 2000

                                TABLE OF CONTENTS

ITEM                                                            PAGE

Introduction                                                       1
Description of Golden American Life Insurance Company              1
Safekeeping of Assets                                              1
The Administrator                                                  1
Independent Auditors                                               1
Distribution of Contracts                                          1
Performance Information                                            2
IRA Partial Withdrawal Option                                     10
Other Information                                                 11
Financial Statements of Separate Account B                        11

                                  INTRODUCTION

This  Statement  of  Additional   Information  provides  background  information
regarding Separate Account B.

              DESCRIPTION OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

Golden American Life Insurance Company ("Golden American") is a stock life insurance company organized under the laws of the State of Delaware. On August 13, 1996, Equitable of Iowa Companies, Inc. (formerly Equitable of Iowa Companies) ("Equitable of Iowa") acquired all of the interest in Golden American and Directed Services, Inc. On October 24, 1997, Equitable of Iowa and ING Groep, N.V. ("ING") completed a merger agreement, and Equitable of Iowa became a wholly owned subsidiary of ING. ING, headquartered in The Netherlands, is a global financial services holding company with approximately $495.0 billion in assets as of December 31, 1999.

As of December 31, 1999, Golden American had approximately $477.8 million in stockholder's equity and approximately $9.4 billion in total assets, including approximately $7.6 billion of separate account assets. Golden American is authorized to do business in all jurisdictions except New York. Golden American offers variable products insurance. Golden American formed a subsidiary, First Golden American Life Insurance Company of New York ("First Golden"), who is licensed to do variable annuity business in the states of New York and Delaware.

                              SAFEKEEPING OF ASSETS

Golden American acts as its own custodian for Separate Account B.

                                THE ADMINISTRATOR

Effective January 1, 1997, Equitable Life Insurance Company of Iowa ("Equitable Life") and Golden American became parties to a service agreement pursuant to which Equitable Life agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to Golden American. Expenses incurred by Equitable Life in relation to this service agreement were reimbursed by Golden American on an allocated cost basis. No charges were billed to Golden American by Equitable Life pursuant to the service agreement in 1997. Equitable Life billed Golden American $364,086 and $892,903 pursuant to the service agreement in 1999 and 1998, respectively.


                              INDEPENDENT AUDITORS

Ernst & Young LLP, independent auditors, performs annual audits of Golden American and Separate Account B.

                            DISTRIBUTION OF CONTRACTS

The offering of contracts under the prospectus associated with this Statement of Additional Information is continuous. Directed Services, Inc., an affiliate of Golden American, acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products (the "variable insurance products") issued by Golden American. The variable insurance products were sold primarily through two broker/dealer institutions, during the year ended December 31, 1997, through two broker/dealer institutions during the year ended December 31, 1998 and through two broker/dealer institutions during the year ended December 31, 1999. For the years ended 1999, 1998 and 1997 commissions paid by Golden American, including amounts paid by its subsidiary, First Golden American Life Insurance Company of New York, to Directed Services, Inc. aggregated $181,536,000, $117,470,000 and $36,350,000, respectively. All commissions received by the distributor were passed through to the broker-dealers who sold the contracts. Directed Services, Inc. is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380-1478.

Under a management services agreement, last amended in 1995, Golden American provides to Directed Services, Inc. certain of its personnel to perform management, administrative and clerical services and the use of certain facilities. Golden American charges Directed Services, Inc. for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of Directed Services, Inc. In the opinion of management, this method of cost allocation is reasonable. This fee, calculated as a percentage of average assets in the variable separate accounts, was $10,136,000, $4,771,000 and $2,770,000 for the years ended 1999, 1998 and 1997, respectively.

                             PERFORMANCE INFORMATION

Performance information for the subaccounts of Separate Account B, including yields, standard annual returns and other non-standard measures of performance of all subaccounts, may appear in reports or promotional literature to current or prospective owners. Such non-standard measures of performance will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC. Negative values are denoted by minus signs ("-").

Performance information for measures other than total return do not reflect any applicable premium tax that can range from 0% to 3.5%. As described in the prospectus, four death benefit options are available. The following performance values reflect the election at issue of the 7% Solution Enhanced Death Benefit, thus providing values reflecting the highest aggregate contract charges. In addition, the performance values reflect the selection of the most costly optional benefit rider. If one of the other death benefit options had been elected, or if another optional benefit rider or no rider had been elected, the historical performance values would be higher than those represented in the examples.

SEC STANDARD MONEY MARKET SUBACCOUNT YIELDS

Current yield for the Liquid Asset Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes or income other than investment income) over a particular 7-day period, less a pro rata share of subaccount expenses which includes deductions for the mortality and expense risk charge and the administrative charge accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

           Effective Yield = [(Base Period Return) +1) ^ 365/7] - 1

The current yield and effective yield of the Liquid Asset Subaccount for the 7-day period December 25, 1999 to December 31, 1999 were 3.79% and 3.86%, respectively.

SEC STANDARD 30-DAY YIELD FOR NON-MONEY MARKET SUBACCOUNTS

Quotations of yield for the remaining subaccounts will be based on all investment income per subaccount earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an accumulation unit on the last day of the period, according to the following formula:

                  Yield = 2 x [((a - b)/(c x d)  + 1)^6 - 1]

  Where:          [a] equals the net investment income earned during the period by the investment portfolio attributable to shares owned by a subaccount
                  [b] equals the expenses accrued for the period (net of reimbursements) [c] equals the average daily number of units outstanding during the period based on the accumulation unit value
                  [d] equals the value (maximum offering price) per accumulation unit value on the last day of the period

Yield on subaccounts of Separate Account B is earned from the increase in net asset value of shares of the investmenr portfolio in which the subaccount invests and from dividends declared and paid by the investment portfolio, which are automatically reinvested in shares of the investment portfolio.

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN FOR ALL SUBACCOUNTS
Quotations of average annual total return for any subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and 10 years (or, if less, up to the life of the subaccount), calculated pursuant to the formula:

                  P(1+T)^(n)=ERV

  Where:        (1)  [P]       equals a hypothetical initial premium payment of
                               $1,000
                (2)  [T]       equals an average annual total return
                (3)  [n]       equals the number of years
                (4)  [ERV]     equals the ending redeemable value of a
                               hypothetical $1,000 initial premium
                               payment made at the beginning of the period (or fractional portion thereof)

All total return figures reflect the deduction of the maximum sales load, the administrative charges, the mortality and expense risk charges and maximum optional benefit rider charge. The Securities and Exchange Commission (the "SEC") requires that an assumption be made that the contract owner surrenders the entire contract at the end of the one, five and 10 year periods (or, if less, up to the life of the security) for which performance is required to be calculated. This assumption may not be consistent with the typical contract owner's intentions in purchasing a contract and may adversely affect returns. Quotations of total return may simultaneously be shown for other periods, as well as quotations of total return that do not take into account certain contractual charges such as sales load.

Except for the Asset Allocation Growth, Diversified Mid-Cap, Growth and Income, Special Situations, All Cap, Investors, Large Cap Value, ING Global Brand Names, Prudential Jennison and SP Jennison International Growth subaccounts which had not commenced operations as of December 31, 1999, Average Annual Total Return for the Subaccounts presented on a standardized basis, which includes deductions for the maximum mortality and expense risk charge for the Max 7 Enhanced Death Benefit of 1.60%, administrative charges of 0.15%, contract administration charge annualized at 0.06%, an optional rider charge annualized at 0.75% for all portfolios except Liquid Asset and Limited Maturity Bond which are annualized at 0.50%, and applicable surrender charge of 7% for the one year period and 3% for the five year period, for the year ending December 31, 1999 were as follows:

Average Annual Total Return for Periods Ending 12/31/99 - Standardized with Rider Charge

                                                                                               From             Inception
                                               1 Year         5 Year          10 Year        Inception            Date
THE GCG TRUST
Liquid Asset                                   -4.66%          1.91%           2.38%*          2.68%*            1/25/89
Limited Maturity Bond                          -8.19%          2.96%           3.47%*          3.85%*            1/25/89
Global Fixed Income                           -17.78%          1.52%*            n/a           1.71%*            10/7/94
Fully Managed                                  -2.53%          9.86%           6.75%*          6.30%*            1/25/89
Total Return                                   -6.01%         11.53%*            n/a          10.65%*            10/7/94
Asset Allocation Growth                           n/a             n/a            n/a             n/a            10/02/00
Equity Income                                 -10.02%          7.23%           6.17%*          6.26%*            1/25/89
Investors                                         n/a             n/a            n/a             n/a              2/1/00
Value Equity                                   -8.81%             n/a            n/a          11.23%              1/1/95
Rising Dividends                                6.24%         19.09%             n/a          15.38%             10/4/93
Diversified Mid-Cap                               n/a             n/a            n/a             n/a            10/02/00
Managed Global                                 52.68%         20.18%*            n/a          11.76%*           10/21/92
Large Cap                                         n/a             n/a            n/a             n/a              2/1/00
All Cap                                           n/a             n/a            n/a             n/a              2/1/00
Research                                       14.41%         22.30%*            n/a          20.58%*            10/7/94
Capital Appreciation                           14.83%         20.14%             n/a          14.50%*             5/4/92
Growth and Income                                 n/a             n/a            n/a             n/a            10/02/00
Capital Growth                                 15.70%             n/a            n/a          20.21%              4/1/96
Strategic Equity                               45.76%             n/a            n/a          18.71%             10/2/95
Mid-Cap Growth                                 68.14%         29.53%*            n/a          28.93%*            10/7/94
Small Cap                                      40.27%             n/a            n/a          21.22%              1/2/96
Growth                                         67.27%             n/a            n/a          30.66%*             4/1/96
Real Estate                                   -13.05%          6.99%           6.80%*          5.82%*            1/25/89
Hard Assets                                    13.61%          3.22%           2.90%*          4.15%*            1/25/89
Developing World                               51.12%             n/a            n/a           3.58%             2/18/98
Emerging Markets                               74.32%          0.81%             n/a           1.49%             10/4/93

THE PIMCO TRUST
High Yield Bond                                -6.36%*            n/a            n/a          -3.76%*             5/1/98
StocksPLUS Growth and Income                   10.13%*            n/a            n/a          12.84%*             5/1/98

ING VARIABLE INSURANCE TRUST
ING Global Brand Names                            n/a             n/a            n/a             n/a              5/1/00

THE PRUDENTIAL SERIES FUND, INC.
Prudential Jennison                               n/a             n/a            n/a             n/a              5/1/00
SP Jennison International Growth                  n/a             n/a            n/a             n/a            10/02/00

--------------------
* Total return calculation reflects certain waivers of portfolio fees and expenses.

The  Average  Annual  Total  Return  for the  same  subaccounts  presented  on a standardized basis, which includes deductions for the maximum mortality and expense risk charge for the Max 7 Enhanced Death Benefit of 1.60%, administrative charges of 0.15%, contract administration charge annualized at 0.06%, and applicable surrender charge, but without the rider charge, for the year ending December 31, 1999 were as follows, respectively:


Average Annual Total Return for Periods Ending 12/31/99 - Standardized without Rider Charge
--------------------------------------------------------------------------------------------
                                                                                               From             Inception
                                               1 Year         5 Year          10 Year        Inception            Date
THE GCG TRUST
Liquid Asset                                   -4.15%          2.44%           2.90%*          3.19%*            1/25/89
Limited Maturity Bond                          -7.70%          3.48%           3.99%*          4.37%*            1/25/89
Global Fixed Income                           -17.27%          2.08%*            n/a           2.27%*            10/7/94
Fully Managed                                  -2.00%         10.34%           7.31%*          6.88%*            1/25/89
Total Return                                   -5.49%         12.00%*            n/a          11.14%*            10/7/94
Asset Allocation Growth                           n/a             n/a            n/a             n/a            10/02/00
Equity Income                                  -9.51%          7.73%           6.72%*          6.81%*            1/25/89
Investors                                         n/a             n/a            n/a             n/a              2/1/00
Value Equity                                   -8.30%             n/a            n/a          11.68%              1/1/95
Rising Dividends                                6.79%         19.52%             n/a          15.86%             10/4/93
Diversified Mid-Cap                               n/a             n/a            n/a             n/a            10/02/00
Managed Global                                 53.39%         20.74%*            n/a          12.43%*           10/21/92
Large Cap                                         n/a             n/a            n/a             n/a              2/1/00
All Cap                                           n/a             n/a            n/a             n/a              2/1/00
Research                                       15.00%         22.73%*            n/a          21.03%*            10/7/94
Capital Appreciation                           15.41%         20.58%             n/a          15.00%*             5/4/92
Growth and Income                                 n/a             n/a            n/a             n/a            10/02/00
Capital Growth                                 16.30%             n/a            n/a          20.69%              4/1/96
Strategic Equity                               46.46%             n/a            n/a          19.25%             10/2/95
Special Situations                                n/a             n/a            n/a             n/a            10/02/00
Mid-Cap Growth                                 68.87%         29.99%*            n/a          29.40%*            10/7/94
Small Cap                                      40.92%             n/a            n/a          21.76%              1/2/96
Growth                                         67.96%             n/a            n/a          31.19%*             4/1/96
Real Estate                                   -12.54%          7.46%           7.33%*          6.41%*            1/25/89
Hard Assets                                    14.15%          3.75%           3.56%*          4.75%*            1/25/89
Developing World                               51.78%             n/a            n/a           4.33%             2/18/98
Emerging Markets                               75.02%          1.58%             n/a           2.23%             10/4/93

THE PIMCO TRUST
High Yield Bond                                -5.84%*            n/a            n/a          -3.19%*             5/1/98
StocksPLUS Growth and Income                   10.70%*            n/a            n/a          13.44%*             5/1/98

ING VARIABLE INSURANCE TRUST
ING Global Brand Names                            n/a             n/a            n/a             n/a              5/1/00

THE PRUDENTIAL SERIES FUND, INC.
Prudential Jennison                               n/a             n/a            n/a             n/a              5/1/00
SP Jennison International Growth                  n/a             n/a            n/a             n/a            10/02/00

--------------------
* Total return calculation reflects certain waivers of portfolio fees and expenses.

NON-STANDARD AVERAGE ANNUAL TOTAL RETURN FOR ALL SUBACCOUNTS
Quotations of non-standard average annual total return for any subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and 10 years (or, if less, up to the life of the subaccount), calculated pursuant to the formula:

             P(1+T)^(n)]=ERV

  Where:
                (1)  [P]       equals a hypothetical initial premium payment of
                               $1,000
                (2)  [T]       equals an average annual total return
                (3)  [n]       equals the number of years
                (4)  [ERV]     equals the ending redeemable value of a
                               hypothetical $1,000 initial premium
                               payment  made at the  beginning of the period (or
                               fractional   portion  thereof)  assuming  certain
                               loading and charges are zero.

All total return figures reflect the deduction of the mortality and expense risk charge for the Max 7 Enhanced Death Benefit, the administrative charges and the optional benefit rider charge, but not the deduction of the maximum sales load and the annual contract fee.

Except for the Asset Allocation Growth, Diversified Mid-Cap, Growth and Income, Special Situations, All Cap, Investors, Large Cap Value, ING Global Brand Names, Prudential Jennison and SP Jennison International Growth subaccounts which had not commenced operations as of December 31, 1999, Average Annual Total Return for the Subaccounts presented on a non-standardized basis, which includes deductions for the maximum mortality and expense risk charge for the Max 7 Enhanced Death Benefit of 1.60%, administrative charges of 0.15%, and rider charge annualized at 0.75% for all portfolios except Liquid Asset and Limited Maturity Bond which are annualized at 0.50%, for the year ending December 31, 1999 were as follows, respectively:

Average Annual Total Return for Periods Ending 12/31/99 - Non-Standardized with Rider Charge

                                                                                               From             Inception
                                               1 Year         5 Year          10 Year        Inception            Date
THE GCG TRUST
Liquid Asset                                    2.40%          2.70%           2.44%*          2.72%*            1/25/89
Limited Maturity Bond                          -1.13%          3.71%           3.52%*          3.89%*            1/25/89
Global Fixed Income                           -10.72%          2.32%*            n/a           2.29%*            10/7/94
Fully Managed                                   4.53%         10.44%           6.80%*          6.35%*            1/25/89
Total Return                                    1.05%         12.09%*            n/a          11.07%*            10/7/94
Asset Allocation Growth                           n/a             n/a            n/a             n/a            10/02/00
Equity Income                                  -2.96%          7.87%           6.22%*          6.30%*            1/25/89
Investors                                         n/a             n/a            n/a             n/a              2/1/00
Value Equity                                   -1.76%             n/a            n/a          11.79%              1/1/95
Rising Dividends                               13.30%         19.53%             n/a          15.50%             10/4/93
Diversified Mid-Cap                               n/a             n/a            n/a             n/a            10/02/00
Managed Global                                 59.73%         20.61%*            n/a          11.82%*           10/21/92
Large Cap                                         n/a             n/a            n/a             n/a              2/1/00
All Cap                                           n/a             n/a            n/a             n/a              2/1/00
Research                                       21.47%         22.70%*            n/a          20.88%*            10/7/94
Capital Appreciation                           21.89%         20.56%             n/a          14.55%*             5/4/92
Growth and Income                                 n/a             n/a            n/a             n/a            10/02/00
Capital Growth                                 22.76%             n/a            n/a          21.04%              4/1/96
Strategic Equity                               52.82%             n/a            n/a          19.29%             10/2/95
Special Situations                                n/a             n/a            n/a             n/a            10/02/00
Mid-Cap Growth                                 75.20%         29.85%*            n/a          29.17%*            10/7/94
Small Cap                                      47.33%             n/a            n/a          21.97%              1/2/96
Growth                                         74.33%             n/a            n/a          31.34%*             4/1/96
Real Estate                                    -5.99%          7.63%           6.84%*          5.87%*            1/25/89
Hard Assets                                    20.67%          3.97%           2.95%*          4.19%*            1/25/89
Developing World                               58.18%             n/a            n/a           7.20%             2/18/98
Emerging Markets                               81.37%          1.65%             n/a           1.71%             10/4/93

THE PIMCO TRUST
High Yield Bond                                 0.70%*            n/a            n/a           0.51%*             5/1/98
StocksPLUS Growth and Income                   17.19%*            n/a            n/a          16.70%*             5/1/98

ING VARIABLE INSURANCE TRUST
ING Global Brand Names                            n/a             n/a            n/a             n/a              5/1/00

THE PRUDENTIAL SERIES FUND, INC.
Prudential Jennison                               n/a             n/a            n/a             n/a              5/1/00
SP Jennison International Growth                  n/a             n/a            n/a             n/a            10/02/00

--------------------
* Total return calculation reflects certain waivers of portfolio fees and expenses.

The Average Annual Total Return for the same subaccounts presented on a non-standardized basis, which includes deductions for the maximum mortality and expense risk charge for the Max 7 Enhanced Death Benefit of 1.60%, administrative charges of 0.15%, but without the rider charge, for the year ending December 31, 1999 were as follows:

Average Annual Total Return for Periods Ending 12/31/99 - Non-Standardized without Rider Charge
------------------------------------------------------------------------------------------------

                                                                                               From             Inception
                                               1 Year         5 Year          10 Year        Inception            Date
THE GCG TRUST
Liquid Asset                                    2.91%          3.21%           2.95%*          3.24%*            1/25/89
Limited Maturity Bond                          -0.64%          4.22%           4.03%*          4.41%*            1/25/89
Global Fixed Income                           -10.22%          2.85%*            n/a           2.83%*            10/7/94
Fully Managed                                   5.05%         10.92%           7.35%*          6.93%*            1/25/89
Total Return                                    1.57%         12.55%*            n/a          11.55%*            10/7/94
Asset Allocation Growth                           n/a             n/a            n/a             n/a            10/02/00
Equity Income                                  -2.46%          8.36%           6.76%*          6.85%*            1/25/89
Investors                                         n/a             n/a            n/a             n/a              2/1/00
Value Equity                                   -1.24%             n/a            n/a          12.23%              1/1/95
Rising Dividends                               13.85%         19.95%             n/a          15.98%             10/4/93
Diversified Mid-Cap                               n/a             n/a            n/a             n/a            10/02/00
Managed Global                                 60.45%         21.16%*            n/a          12.49%*           10/21/92
Large Cap                                         n/a             n/a            n/a             n/a              2/1/00
All Cap                                           n/a             n/a            n/a             n/a              2/1/00
Research                                       22.06%         23.12%*            n/a          21.32%*            10/7/94
Capital Appreciation                           22.47%         20.99%             n/a          15.04%*             5/4/92
Growth and Income                                 n/a             n/a            n/a             n/a            10/02/00
Capital Growth                                 23.36%             n/a            n/a          21.51%              4/1/96
Strategic Equity                               53.51%             n/a            n/a          19.83%             10/2/95
Special Situations                                n/a             n/a            n/a             n/a            10/02/00
Mid-Cap Growth                                 75.93%         30.31%*            n/a          29.64%*            10/7/94
Small Cap                                      47.98%             n/a            n/a          22.49%              1/2/96
Growth                                         75.02%             n/a            n/a          31.86%*             4/1/96
Real Estate                                    -5.49%          8.09%           7.38%*          6.45%*            1/25/89
Hard Assets                                    21.21%          4.48%           3.61%*          4.80%*            1/25/89
Developing World                               58.84%             n/a            n/a           7.94%             2/18/98
Emerging Markets                               82.07%          2.39%             n/a           2.43%             10/4/93

THE PIMCO TRUST
High Yield Bond                                 1.22%*            n/a            n/a           1.07%*             5/1/98
StocksPLUS Growth and Income                   17.76%*            n/a            n/a          17.29%*             5/1/98

ING VARIABLE INSURANCE TRUST
ING Global Brand Names                            n/a             n/a            n/a             n/a              5/1/00

THE PRUDENTIAL SERIES FUND, INC.
Prudential Jennison                               n/a             n/a            n/a             n/a              5/1/00
SP Jennison International Growth                  n/a             n/a            n/a             n/a            10/02/00

--------------------
* Total return calculation reflects certain waivers of portfolio fees and expenses.


Performance  information  for a  subaccount  may be  compared,  in  reports  and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the contract. Unmanaged
indices may assume the reinvestment   of  dividends  but  generally  do  not
reflect   deductions  for administrative and management costs and expenses.

Performance information for any subaccount reflects only the performance of a hypothetical contract under which contract value is allocated to a subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the investment portfolio of the Trust in which the Separate Account B subaccounts invest, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including the ranking of any subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

PUBLISHED RATINGS

From time to time, the rating of Golden American as an insurance company by A.M. Best may be referred to in advertisements or in reports to contract owners. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's ratings range from A+ + to F. An A++ and A+ ratings mean, in the opinion of A.M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations.

ACCUMULATION UNIT VALUE

The calculation of the Accumulation Unit Value ("AUV") is discussed in the prospectus for the Contracts under Performance Information. Note that in your Contract, accumulation unit value is referred to as the Index of Investment Experience. The following illustrations show a calculation of a new AUV and the purchase of Units (using hypothetical examples). Note that the examples below are calculated for a Contract issued with the Max 7 Enhanced Death Benefit Option, the death benefit option with the highest mortality and expense risk charge. The mortality and expense risk charge associated with the 7% Solution Enhanced Death Benefit, the Annual Ratchet Enhanced Death Benefit Option and the Standard Death Benefit are lower than that used in the examples and would result in higher AUV's or contract values.

ILLUSTRATION OF CALCULATION OF AUV
         EXAMPLE 1.

         1.   AUV, beginning of period                                $ 10.00
         2.   Value of securities, beginning of period                $ 10.00
         3.   Change in value of securities                           $  0.10
         4.   Gross investment return (3) divided by (2)                 0.01
         5.   Less daily mortality and expense charge              0.00003863
         6.   Less asset based administrative charge               0.00000411
         7.   Net investment return (4) minus (5) minus (6)        0.00995726
         8.   Net investment factor (1.000000) plus (7)            1.00995726
         9.   AUV, end of period (1) multiplied by (8)          $ 10.09957261


ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE PREMIUM TAX)
         EXAMPLE 2.

         1.   Initial Premium Payment                                 $ 1,000
         2.   AUV on effective date of purchase (see Example 1)       $ 10.00
         3.   Number of Units purchased (1) divided by (2)                100
         4.   AUV for valuation date following purchase
              (see Example 1)                                   $ 10.09957261
         5.   Contract Value in account for valuation date
              following purchase (3) multiplied by (4)             $ 1,009.96


                          IRA PARTIAL WITHDRAWAL OPTION

If the contract owner has an IRA contract and will attain age 70 1/2 in the current calendar year, distributions will be made in accordance with the requirements of Federal tax law. This option is available to assure that the required minimum distributions from qualified plans under the Internal Revenue Code (the "Code") are made. Under the Code, distributions must begin no later than April 1st of the calendar year following the calendar year in which the contract owner attains age 70 1/2. If the required minimum distribution is not withdrawn, there may be a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn. Even if the IRA Partial Withdrawal Option is not elected, distributions must nonetheless be made in accordance with the requirements of Federal tax law.

Golden American notifies the contract owner of these regulations with a letter mailed on January 1st of the calendar year in which the contract owner reaches age 70 1/2 which explains the IRA Partial Withdrawal Option and supplies an election form. If electing this option, the owner specifies whether the withdrawal amount will be based on a life expectancy calculated on a single life basis (contract owner's life only) or, if the contract owner is married, on a joint life basis (contract owner's and spouse's lives combined). The contract owner selects the payment mode on a monthly, quarterly or annual basis. If the payment mode selected on the election form is more frequent than annually, the payments in the first calendar year in which the option is in effect will be based on the amount of payment modes remaining when Golden American receives the completed election form. Golden American calculates the IRA Partial Withdrawal amount each year based on the minimum distribution rules. We do this by dividing the contract value by the life expectancy. In the first year withdrawals begin, we use the contract value as of the date of the first payment. Thereafter, we use the contract value on December 31st of each year. The life expectancy is recalculated each year. Certain minimum distribution rules govern payouts if the designated beneficiary is other than the contract owner's spouse and the beneficiary is more than ten years younger than the contract owner.

                                OTHER INFORMATION

Registration statements have been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                   FINANCIAL STATEMENTS OF SEPARATE ACCOUNT B

The audited financial statements of Separate Account B are listed below and are included in this Statement of Additional Information:

         Report of Independent Auditors
         Audited Financial Statements
              Statement  of Net Assets as of  December  31, 1999  Statements  of
              Operations for the year ended December 31, 1999 Statements of Changes in Net Assets for the years ended December 31, 1999 and 1998
         Notes to Financial Statements

                      PART C -- OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

(a) (1) All financial statements are included in the Prospectus as indicated therein
    (2) Schedules I, III and IV follow. All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are omitted because they are not applicable or because the information is included elsewhere in the consolidated financial statements or notes thereto.


                                         SCHEDULE I
                                   SUMMARY OF INVESTMENTS
                          OTHER THAN INVESTMENTS IN RELATED PARTIES
                                   (DOLLARS IN THOUSANDS)

                                                                                 BALANCE
                                                                                  SHEET
DECEMBER 31, 1999                                          COST 1     VALUE      AMOUNT
-----------------------------------------------------------------------------------------
TYPE OF INVESTMENT
Fixed maturities, available for sale:
 Bonds:
   United States government and governmental
    agencies and authorities........................       $21,363   $21,103      $21,103
   Public utilities.................................        53,754    51,315       51,315
   Corporate securities.............................       396,494   384,272      384,272
   Other asset-backed securities....................       207,044   203,577      203,577
   Mortgage-backed securities.......................       179,397   175,054      175,054
                                                     ------------------------------------
   Total fixed maturities, available for sale.......       858,052   835,321      835,321

Equity securities:
   Common stocks: industrial,
   miscellaneous, and all other.....................        14,952    17,330       17,330

Mortgage loans on real estate.......................       100,087                100,087
Policy loans........................................        14,157                 14,157
Short-term investments..............................        80,191                 80,191
                                                     ---------------            ----------
Total investments...................................    $1,067,439              $1,047,086
                                                     ===============            ==========


Note 1: Cost is defined as original cost for common stocks, amortized cost for bonds and short-term investments, and unpaid principal for policy loans and mortgage loans on real estate, adjusted for amortization of premiums and accrual of discounts.


                              SCHEDULE III
                    SUPPLEMENTARY INSURANCE INFORMATION
                          (DOLLARS IN THOUSANDS)

COLUMN A        COLUMN B     COLUMN C     COLUMN D    COLUMN E   COLUMN F
---------------------------------------------------------------------------
                                 FUTURE
                                 POLICY
                              BENEFITS,                   OTHER
                                LOSSES,                  POLICY
                 DEFERRED        CLAIMS                  CLAIMS  INSURANCE
                   POLICY           AND    UNEARNED         AND   PREMIUMS
              ACQUISITION          LOSS     REVENUE    BENEFITS        AND
SEGMENT             COSTS      EXPENSES     RESERVE     PAYABLE    CHARGES
---------------------------------------------------------------------------
                                                             POST-MERGER
---------------------------------------------------------------------------
YEAR ENDED
DECEMBER 31, 1999:

Life insurance  $528,957    $1,033,701      $6,300         $8      $82,935

YEAR ENDED
DECEMBER 31, 1998:

Life insurance   204,979       881,112       3,840         --       39,119

PERIOD
OCTOBER 25, 1997
THROUGH
DECEMBER 31, 1997:

Life insurance    12,752       505,304       1,189         10        3,834

                                                          POST-ACQUISITION
---------------------------------------------------------------------------
PERIOD
JANUARY 1, 1997
THROUGH
OCTOBER 24, 1997:

Life insurance       N/A           N/A         N/A        N/A       18,288



COLUMN A         COLUMN G    COLUMN H    COLUMN I   COLUMN J    COLUMN K
---------------------------------------------------------------------------

                                         AMORTIZA-
                             BENEFITS      TION OF
                              CLAIMS,     DEFERRED
                              LOSSES       POLICY
                   NET         AND         ACQUI-     OTHER
               INVESTMENT   SETTLEMENT     SITION   OPERATING   PREMIUMS
SEGMENT          INCOME      EXPENSES      COSTS    EXPENSES*    WRITTEN
---------------------------------------------------------------------------
                                                             POST-MERGER
---------------------------------------------------------------------------
YEAR ENDED
DECEMBER 31, 1999:

Life insurance   $59,169    $182,221      $33,119   $(83,827)      --

YEAR ENDED
DECEMBER 31, 1998:

Life insurance    42,485      96,968        5,148    (26,406)      --

PERIOD
OCTOBER 25, 1997
THROUGH
DECEMBER 31, 1997:

Life insurance     5,127       7,413          892      1,137       --

                                                          POST-ACQUISITION
---------------------------------------------------------------------------
PERIOD
JANUARY 1, 1997
THROUGH
OCTOBER 24, 1997:

Life insurance    21,656      19,401        1,674     20,234       --


* This includes policy acquisition costs deferred for first year commissions and interest bonuses, and other expenses related to the production of new business. The costs related to first year interest bonuses are included in benefits claims, losses, and settlement expenses.


                                                        SCHEDULE IV
                                                        REINSURANCE

COLUMN A                                         COLUMN B      COLUMN C
----------------------------------------------------------------------------

                                                              CEDED TO
                                                   GROSS        OTHER
                                                  AMOUNT      COMPANIES
----------------------------------------------------------------------------
AT DECEMBER 31, 1999:
    Life insurance in force.................  $225,000,000    $119,575,000
                                             ===============================

AT DECEMBER 31, 1998:
    Life insurance in force.................  $181,456,000    $111,552,000
                                             ===============================

AT DECEMBER 31, 1997:
    Life insurance in force.................  $149,842,000     $96,686,000
                                             ===============================


                                                        SCHEDULE IV
                                                        REINSURANCE

COLUMN A                                      COLUMN D        COLUMN E    COLUMN F
------------------------------------------------------------------------------------
                                                                         PERCENTAGE
                                               ASSUMED                    OF AMOUNT
                                            FROM OTHER        NET           ASSUMED
                                             COMPANIES      AMOUNT          TO NET
------------------------------------------------------------------------------------
AT DECEMBER 31, 1999:
    Life insurance in force.................      --     $105,425,000           --
                                            ========================================

AT DECEMBER 31, 1998:
    Life insurance in force.................      --      $69,904,000           --
                                            ========================================

AT DECEMBER 31, 1997:
    Life insurance in force.................      --      $53,156,000           --
                                            ========================================

EXHIBITS
(b) (1) Resolution of the board of directors of Depositor authorizing the establishment of the Registrant (4)

    (2)  Not Applicable

    (3)  (a)  Distribution Agreement between the Depositor and
              Directed Services, Inc. (4)
         (b)  Dealers Agreement (4)
         (c)  Organizational Agreement (4)
         (d)  Assignment Agreement for Organizational Agreement (4)

    (4) (a) Individual Deferred Combination Variable and Fixed Annuity Contract (4)
         (b)  Group Deferred Combination Variable and Fixed
              Annuity Contract (4)
         (c)  Individual Deferred Variable Annuity Contract (4)
         (d)  External Exchange Program Endorsement (1)
         (e)  DVA Update Program Schedule Page (1)
         (f)  Individual Retirement Annuity Rider Page (1)
         (g)  ROTH Individual Retirement Annuity Rider (4)
         (h)  Minimum Guaranteed Accumulation Benefit Rider (REV) (9)
     (i)  Minimum Guaranteed Income Benefit Rider (REV) (9)
     (j)  Minimum Guaranteed Withdrawal Benefit Rider (REV) (9)
     (k)  Living Benefit Rider Endorsement (Inforce Riders) (9)
     (l)  Death Benefit Endorsement No.1 (REV)(7% Solution Enhanced) (9)
     (m)  Death Benefit Endorsement No.2 (REV)(Ratchet Enhanced) (9)
     (n)  Death Benefit Endorsement No.3 (REV)(Standard) (9)
     (o)  Death Benefit Endorsement No.4 (REV)(Max 7 Enhanced) (9)
     (p)  Death Benefit Endorsement No.5 (Base Death Benefit) (9)
         (q)  Death Benefit Endorsement No.6 (Inforce Contracts) (9)

    (5)  (a)  Individual Deferred Combination Variable and Fixed Annuity
               Application (5)
         (b) Group Deferred Combination Variable and Fixed Annuity Enrollment Form (5)
         (c)  Individual Deferred Variable Annuity Application (5)

    (6)  (a)  Certificate of Amendment of the Restated Articles of
               Incorporation of Golden American, dated (03/01/95) (4)
         (b)  By-Laws of Golden American, dated (01/07/94) (4)
         (c) Resolution of the board of directors for Powers of Attorney, dated 04/23/99 (4)

    (7)  Not applicable

    (8)  (a)  Participation Agreement between Golden American
               and PIMCO Variable Insurance Trust (4)
         (b) Administrative Services Agreement between Golden American and Equitable of Iowa companies (2)
         (c) Service Agreement between Golden American and Directed Services, Inc. (2)
         (d)  Asset Management Agreement between Golden American and
               ING Investment Management LLC (4)
         (e)  Reciprocal Loan Agreement between Golden American and
               ING America Insurance Holdings, Inc. (4)
         (f)  Revolving Note Payable between Golden American and
               SunTrust Bank (4)
         (g)  Surplus Note, dated 12/17/96, between Golden American and Equitable of Iowa Companies  (7)
         (h)  Surplus Note, dated 12/30/98, between Golden American and Equitable Life Insurance Company of Iowa (7)
         (i)  Surplus Note, dated 09/30/99, between Golden American and ING AIH  (7)
         (j) Surplus Note, dated 12/08/99, between Golden American and First Columbine Life Insurance Company (6)
         (k) Surplus Note, dated 12/30/99, between Golden American and Equitable of Iowa Companies (6)
         (l) Participation Agreement between Golden American and Prudential Series Fund, Inc. (7)
         (m)  Participation Agreement between Golden American and
               ING Variable Insurance Trust  (7)
         (n) Amendment to the Participation Agreement between Golden American and Prudential Series Fund, Inc.
         (o) Reinsurance Agreement, dated 06/30/00, between Golden American and Equitable Life Insurance Company of Iowa (8)
         (p) Renewal of Revolving Note Payable between Golden American and SunTrust Bank as of July 31, 2000 and expiring
                July 31, 2001 (8)

    (9)   Opinion and Consent of Myles R. Tashman

    (10) (a)  Consent of Sutherland Asbill & Brennan LLP
         (b)  Consent of Ernst & Young LLP, Independent Auditors
         (c) Consent of Myles R. Tashman, incorporated in Item 9 of this Part C, together with the Opinion of Myles R. Tashman.

    (11) Not applicable

    (12) Not applicable

    (13) Schedule of Performance Data  (7)

    (14) Not applicable

    (15) Powers of Attorney

    (16) Subsidiaries of ING Groep N.V. (7)

(1) Incorporated herein by reference to pre-effective amendment No. 1 to the registration statement for Separate Account B filed with the Securities and Exchange Commission on September 7, 1995 (File Nos. 33-59261, 811-5626).

(2) Incorporated herein by reference to post-effective amendment No. 9 to the registration statement for Separate Account B filed with the Securities and Exchange Commission on April 30, 1998 (File Nos. 33-59261, 811-5626).

(3) Incorporated herein by reference to post-effective amendment No. 8 to the registration statement for Separate Account B filed with the Securities and Exchange Commission on May 1, 1997 (File Nos. 33-59261, 811-5626).

(4) Incorporated herein by reference to post-effective amendment No. 12 to the registration statement for Separate Account B filed with the Securities and Exchange Commission on April 23, 1999 (File Nos. 33-59261, 811-5626).

(5) Incorporated herein by reference to post-effective amendment No. 13 to the registration statement for Separate Account B filed with the Securities and Exchange Commission on December 2, 1999 (File Nos. 33-59261, 811-5626).

(6) Incorporated herein by reference to post-effective amendment No. 14 to the registration statement for Separate Account B filed with the Securities and Exchange Commission on January 27, 2000 (File Nos. 33-59261, 811-5626).

(7) Incorporated herein by reference to post-effective amendment No. 15 to the registration statement for Separate Account B filed with the Securities and Exchange Commission on April 26, 2000 (File Nos. 33-59261, 811-5626).

(8) Incorporated herein by reference to post-effective amendment No. 16 to the registration statement for Separate Account B filed with the Securities and Exchange Commission on September 13, 2000 (File Nos. 33-59261, 811-5626).

(9) Incorporated herein by reference to post-effective amendment No. 17 to the registration statement for Separate Account B filed with the Securities and Exchange Commission on September 28, 2000 (File Nos. 33-59261, 811-5626).


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ITEM 25:  DIRECTORS AND OFFICERS OF THE DEPOSITOR

                             Principal                 Positions and Offices
Name                      Business Address             with Depositor
----                      ----------------             ---------------------
Barnett Chernow          Golden American Life Ins. Co. President and
                         1475 Dunwoody Drive           Director
                         West Chester, PA  19380

Michael W. Cunningham    ING Insurance Operations      Director
                         5780 Powers Ferry Road
                         Atlanta, GA  30327-4390

Mark A. Tullis           ING Insurance Operations      Director
                         5780 Powers Ferry Road
                         Atlanta, GA  30327-4390

Phillip R. Lowery        ING Insurance Operations      Director
                         5780 Powers Ferry Road
                         Atlanta, GA  30327-4390

Myles R. Tashman         Golden American Life Ins. Co. Director, Executive
                         1475 Dunwoody Drive           Vice President, General
                         West Chester, PA  19380       Counsel and Secretary

James R. McInnis         Golden American Life Ins. Co. Executive Vice President
                         1475 Dunwoody Drive           and Chief Marketing
                         West Chester, PA  19380       Officer

Stephen J. Preston       Golden American Life Ins. Co. Executive Vice President
                         1475 Dunwoody Drive           and Chief Actuary
                         West Chester, PA  19380

Steven G. Mandel         Golden American Life Ins. Co. Senior Vice President and
                         1475 Dunwoody Drive           Chief Information Officer
                         West Chester, PA  19380

Ronald R. Blasdell       Golden American Life Ins. Co. Senior Vice President
                         1475 Dunwoody Drive
                         West Chester, PA  19380

E. Robert Koster         Golden American Life Ins. Co. Senior Vice President
                         1475 Dunwoody Drive           and Chief Financial
                         West Chester, PA  19380       Officer

David L. Jacobson        Golden American Life Ins. Co. Senior Vice President
                         1475 Dunwoody Drive           and Assistant Secretary
                         West Chester, PA  19380

William L. Lowe          Equitable of Iowa Companies   Senior Vice President,
                         909 Locust Street             Sales & Marketing
                         Des Moines, IA  50309

Gary F. Haynes           Golden American Life Ins. Co. Senior Vice President
                         1475 Dunwoody Drive           Operations
                         West Chester, PA  19380

David S. Pendergrass     ING Insurance Operations      Vice President and
                         5780 Powers Ferry Road        Treasurer
                         Atlanta, GA  30327-4390


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ITEM 26: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
REGISTRANT

The Depositor owns 100% of the stock of a New York company, First
Golden American Life Insurance Company of New York ("First Golden"). The primary purpose for the formation of First Golden is to offer variable products in the state of New York.

The following persons control or are under common control with the Depositor:

DIRECTED SERVICES, INC. ("DSI") - This corporation is a general business corporation organized under the laws of the State of New York, and is wholly owned by ING Groep N.V. ("ING"). The primary purpose of Directed Services, Inc. is to act as a broker-dealer in securities. It acts as the principal underwriter and distributor of variable insurance products including variable annuities as required by the SEC. The contracts are issued by the Depositor. DSI also has the power to carry on a general financial, securities, distribution, advisory or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation. DSI is also registered with the SEC as an investment adviser.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding stock is owned and controlled by ING. Various companies and other entities controlled by ING may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organizational chart.

The subsidiaries of ING, as of December 31, 1999 are incorporated by reference to the April 26, 2000 filing.

Item 27:  Number of Contract Owners

As of November 30, 2000, there are 53,313 qualified contract owners and 75,379 non-qualified contract owners in Golden American's Separate Account B.

ITEM 28: INDEMNIFICATION

Golden American shall indemnify (including therein the prepayment of expenses) any person who is or was a director, officer or employee, or who is or was serving at the request of Golden American as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise for expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him with respect to any threatened, pending or completed action, suit or proceedings against him by reason of the fact that he is or was such a director, officer or employee to the extent and in the manner permitted by law.

Golden American may also, to the extent permitted by law, indemnify any other person who is or was serving Golden American in any capacity. The Board of Directors shall have the power and authority to determine who may be indemnified under this paragraph and to what extent (not to exceed the extent provided in the above paragraph) any such person may be indemnified.

Golden American or its parents may purchase and maintain insurance on behalf of any such person or persons to be indemnified under the provision in the above paragraphs, against any such liability to the extent permitted by law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event that a claim of such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person and the SEC is still of the same opinion, the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by the Depositor is against public policy as expressed by the Securities Act of 1933 and will be governed by the final adjudication of such issue.


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ITEM 29: PRINCIPAL UNDERWRITERS

(a) At present, Directed Services, Inc. ("DSI"), the Registrant's Distributor, also serves as principal underwriter for all contracts issued by Golden American. DSI is the principal underwriter for Separate Account A, Separate Account B, Equitable Life Insurance Company of Iowa Separate Account A, First Golden American Life Insurance Company of New York Separate Account NY-B, Alger Separate Account A of Golden American and The GCG Trust.

(b) The following information is furnished with respect to the principal officers and directors of Directed Services, Inc., the Registrant's Distributor. The principal business address for each officer and director following is 1475 Dunwoody Drive, West Chester, PA 19380-1478, unless otherwise noted.

Name and Principal             Positions and Offices
Business Address               with Underwriter
-------------------            ---------------------

James R. McInnis               President

Barnett Chernow                Director and Executive Vice President

Myles R. Tashman               Director, Executive Vice President,
                               Secretary and General Counsel

Stephen J. Preston             Executive Vice President

David S. Pendergrass           Vice President and Treasurer
ING Insurance Operations
5780 Powers Ferry Road
Atlanta, GA  30327-4390

David L. Jacobson              Senior Vice President

(c)

             1999 Net
Name of      Underwriting    Compensation
Principal    Discounts and       on       Brokerage
Underwriter  Commissions     Redemption  Commissions Compensation
-----------  ------------    ----------  ----------- ------------
DSI          $180,838,913        $0          $0           $0

ITEM 30: LOCATION OF ACCOUNTS AND RECORDS

Accounts and records are maintained by Golden American Life Insurance Company at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380-1478 and by Equitable Life Insurance Company, an affiliate, 909 Locust Street,
Des Moines, Iowa  50309.

ITEM 31: MANAGEMENT SERVICES

None.

ITEM 32: UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as it is necessary to ensure that the audited financial statements in the registration statement are never more that 16 months old so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and,

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.


REPRESENTATIONS

1. The account meets definition of a "separate account" under federal securities laws.

2. Golden American Life Insurance Company hereby represents that the fees and charges deducted under the Contract described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                              SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of West Chester, and Commonwealth of Pennsylvania, on the 15th day of December, 2000.

                                     SEPARATE ACCOUNT B
                                      (Registrant)

                                By:  GOLDEN AMERICAN LIFE
                                     INSURANCE COMPANY
                                     (Depositor)

                                By:
                                     --------------------
                                     Barnett Chernow*
                                     President

Attest: /s/ Linda E. Senker
        --------------------
         Linda E. Senker
         Vice President and Associate
         General Counsel of Depositor

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 15, 2000.

Signature                          Title

                              President and Director
--------------------          of Depositor
Barnett Chernow*


                              Senior Vice President,
--------------------           and Chief Financial Officer
E. Robert Koster*


                DIRECTORS OF DEPOSITOR



----------------------
Myles R. Tashman*



----------------------
Michael W. Cunningham*



----------------------
Mark A. Tullis*



----------------------
Phillip R. Lowery*


       By: /s/ Linda E. Senker,     Attorney-in-Fact
           -----------------------
           Linsa E. Senker
_______________________
*Executed by Linda E. Senker on behalf of those indicated pursuant to Power of Attorney.

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                                EXHIBIT INDEX

ITEM      EXHIBIT                                                PAGE #
----      -------                                                ------

8(n)      Amendment to the Participation Agreement btwn
           GALIC and Prudential Series Fund, Inc.                EX-99.B8N

9         Opinion and Consent of Myles R. Tashman                EX-99.B9

10(a)     Consent of Sutherland Asbill & Brennan LLP             EX-99.B10A

10(b)     Consent of Ernst & Young LLP, Independent Auditors     EX-99.B10B

15        Powers of Attorney                                     EX-99.B15


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